$697,060,000
(APPROXIMATE)

Group I

Term Sheet

American Home Mortgage Investment Trust 2006-3
Mortgage Backed Notes, Series 2006-3

American Home Mortgage Securities LLC

(Depositor)

American Home Mortgage Servicing, Inc.

(Servicer)

Wells Fargo Bank, N.A.
(Master Servicer)

December 19, 2006

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an indication of interest in purchasing such securities, when, as and if issued. Any such indication will not constitute a contractual commitment by you to purchase any of the securities until the offering has been priced and we have advised you of and confirmed the allocation of securities to be made to you. You may withdraw your indication of interest at any time prior to the notice of allocation. The issuer is not obligated to issue such security or any similar security and the underwriter’s obligation to deliver such security is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of such security when, as and if issued by the issuer. You are advised that the terms of the securities, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Notes may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that securities may not be issued that have the characteristics described in these materials. The underwriter’s obligation to sell such securities to you is conditioned on the mortgage loans and Notes having the characteristics described in these materials. If for any reason the issuer does not deliver such Notes, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

An investor or potential investor in the Notes (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-(877) 867-2654.

AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

Any disclaimer appearing at the bottom of the email communication to which this free writing prospectus is attached stating either of the following (or any derivative thereof):

(1) that these materials contain confidential information; or

(2) that the sender does not accept liability relating to the accuracy or completeness of these materials; or

(3) that these materials do not constitute a solicitation or an offer to buy or sell securities in each case, is not applicable to these materials and should be disregarded. Such disclaimers have been automatically generated as a result of these materials having been sent via e-mail or another system such as Bloomberg.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein.  Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.  Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed.  Performance results are based on mathematical models that use inputs to calculate results.  As with all models, results may vary significantly depending upon the value given to the inputs.  Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments),  interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data,  reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements).  Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce.  Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current.  Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid  and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

$697,060,000
American Home Investment Trust 2006-3
Mortgage Backed Notes, Series 2006-3
Group I

Class	Size (1)	Expected Rating S&P/Mdys	Target Credit Enhance% (1)(2)	Note Interest Rate	WAL (6)	Collateral	Note Type
Group I Offered Notes
I-1A-1	$318,496,000	AAA/Aaa	44.56%	LIBOR (3)	2.97	MTA Neg Am ARMs	Group I-1 Super Senior
I-1A-2	$159,248,000	AAA/Aaa	16.84%	LIBOR (3)	2.97	MTA Neg Am ARMs	Group I-1 Level 1 Senior Support
I-1A-3	$53,083,000	AAA/Aaa	7.60%	LIBOR (3)	2.97	MTA Neg Am ARMs	Group I-1 Level 2 Senior Support
I-2A-1	$70,483,000	AAA/Aaa	44.56%	LIBOR (4)	2.97	Power 5 Neg Am ARMs	Group I-2 Super Senior
I-2A-2	$35,241,000	AAA / Aaa	16.84%	LIBOR (4)	2.97	Power 5 Neg Am ARMs	Group I-2 Level 1 Senior Support
I-2A-3	$11,747,000	AAA / Aaa	7.60%	LIBOR (4)	2.97	Power 5 Neg Am ARMs	Group I-2 Level 2 Senior Support
I-M-1	$21,400,000	AA+/Aaa	4.55%	LIBOR (5)	5.48	Total Group I	Group I Subordinate
I-M-2	$9,472,000	AA/Aa2	3.20%	LIBOR (5)	5.47	Total Group I	Group I Subordinate
I-M-3	$3,508,000	AA-/Aa3	2.70%	LIBOR (5)	5.47	Total Group I	Group I Subordinate
I-M-4	$4,911,000	A+/A2	2.00%	LIBOR (5)	5.47	Total Group I	Group I Subordinate
I-M-5	$3,508,000	A/Baa1	1.50%	LIBOR (5)	5.47	Total Group I	Group I Subordinate
I-M-6	$5,963.000	BBB-/NR	0.65%	LIBOR (5)	5.29	Total Group I	Group I Subordinate

(1)	The class sizes and related credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization (“OC”) and excess spread.

(2)
Credit enhancement for the Notes will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages (calculated using the related OC Target amount) are as provided above. The initial OC level for the Group I Notes will equal [0.65]% of the Cut-Off Date unpaid principal balance of the related mortgage loans and OC Target amount for the Group I Notes will equal [0.65]% of the Cut-Off Date unpaid principal balance of the related mortgage loans. Excess spread will be applied to pay principal on the related Notes, resulting in a limited acceleration of the related Notes, in order to create and maintain the related OC level at the related OC Target.

(3)
The Note Interest Rate for the Class I-1A-1, Class I-1A-2 and Class I-1A-3 Notes (collectively, the “Class I-1A Notes”) will be a floating rate based on the lesser of (i) One-Month LIBOR plus the related margin and (ii) a maximum Note Interest Rate of [10.50]%, subject to the related Available Funds Rate described herein. On the first Payment Date after the first possible Optional Termination Date, the margin for each class of the Class I-1A Notes will increase to 2 times the original margin.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

(4)
The Note Interest Rate for the Class I-2A-1, Class I-2A-2 and Class I-2A-3 Notes (collectively, the “Class I-2A Notes” and together with the Class I-1A Notes, the “Class I-A Notes”) will be a floating rate based on the lesser of (i) One-Month LIBOR plus the related margin and (ii) a maximum Note Interest Rate of [10.50]%, subject to the related Available Funds Rate described herein. On the first Payment Date after the first possible Optional Termination Date, the margin for each class of the Class I-2A Notes will increase to 2 times the original margin.

(5)
The Note Interest Rate for the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5 and Class I-M-6 Notes (collectively, the “Class I-M Notes”) will be a floating rate based on the lesser of (i) One-Month LIBOR plus the related margin and (ii) a maximum Note Interest Rate of [10.50]%, each subject to the related Available Funds Rate described herein. On the first Payment Date after the first possible Optional Termination Date, the margin for the Class I-M Notes will increase to 1.5 times the original margin.

(6)	WALs are calculated to the 20% Optional Termination at a Prepayment Pricing Speed Assumption of 25%CPR.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Collateral Description:

-
Conventional, one- to four-family, hybrid, adjustable-rate loans and fully or negatively amortizing loans secured by first liens on residential mortgage properties as briefly described in the table below and as more fully described in Exhibit VI attached hereto.

-
Approximately 43.55% of the mortgage loans in loan group 1 have “conforming” balances. However, some of these loans may have been underwritten in accordance with underwriting standards consistent with “non-conforming” mortgage loans. A “non-conforming “ mortgage loan means a mortgage loan which is ineligible for purchase by Fannie Mae or Freddie Mac due to either credit characteristics of the related mortgagor or documentation standards in connection with the underwriting of the related mortgage loan that do not meet the Fannie Mae or Freddie Mac underwriting guidelines for “A” credit borrowers. For a description of the underwriting standards under which the mortgage loans were originated, refer to the section titled “Mortgage Loan Origination - Underwriting Guidelines” in the prospectus supplement.

-
The mortgage loans were originated by American Home. American Home Mortgage Investment Corp. and, together with its wholly-owned subsidiaries, collectively referred to as American Home, is primarily engaged in the business of originating and servicing residential mortgage loans.

-	Approximately 22.03% of the mortgage loans in loan group 1 have a loan-to-value ratio greater than 80%.

-	Approximately 0.05% of the Group 1 mortgage loans have a loan-to-value greater than 80% and do not have MI.

-	Approximately 21.23% of the mortgage loans in loan group 1 provide for a period of interest only payments before they convert to fully amortizing.

-
The information related to the mortgage loans described herein is preliminary and is meant to reflect information as of the Cut-off Date. It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Additional similar mortgage loans may be included. Consequently, the initial principal balance of any of the Offered Notes by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown herein.

➢	Loan Group I; Sub-Group I-1 - MTA Neg Am ARMs.

➢	Loan Group I; Sub-Group I-2 - Power 5s

	% of Group	Gross WAC	Net WAC	WAM (mos.)	Gross Margin	Net Margin	Initial Cap	Periodic Cap	Max Rate	Mos to Roll
Sub-Group I-1	81.85	8.115	7.443	424	3.291	2.620	2.000	2.000	10.129	1
Sub-Group I-2	18.15	7.908	7.164	360	3.585	2.840	Uncapped	Uncapped	12.937	55
Loan Group I	100.00	8.077	7.393	413	3.344	2.660	2.000	2.000	10.639	11

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Transaction Summary:

Depositor:	American Home Mortgage Securities, LLC.

Master Servicer/Securities Administrator:	Wells Fargo Bank, N.A.

Servicer:	The mortgage loans are serviced by American Home Mortgage Servicing, Inc.

Underwriters:	Bear, Stearns & Co. Inc. (lead manager), ABN AMRO Incorporated, Lehman Brothers Inc. and RBS Greenwich Capital.

Custodian:	Deutsche Bank National Trust Company.

Indenture Trustee:	Deutsche Bank National Trust Company.

Owner Trustee:	Wilmington Trust Company.

Rating Agencies:	Standard & Poor’s and Moody’s Investors Service.

Cut-off Date:	December 1, 2006.

Closing Date:	December 28, 2006.

Payment Date:	25th day of each month (or the next business day), commencing January 2007.

The Offered Notes:	The Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-2A-3, Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5 and Class I-M-6 Notes.

The Notes:	The Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2, Class I-2A-3, Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5 and Class I-M-6 Notes.

Optional Clean-Up Call:
Under certain conditions as provided for in the prospectus supplement, the holder of a majority percentage interest in the trust certificates may purchase the Group I mortgage loans when such group is reduced to 20% of the aggregate principal balance of such group as of the Cut-Off Date.

Negative Amortization:
The Group I mortgage loans are subject to negative amortization. For any Payment Date, the Group I Principal Remittance Amount will be reduced by any negative amortization on such loans until reduced to zero. Any additional negative amortization in excess of the Group I Principal Remittance Amount will constitute an “Additional Negative Amortization Principal Amount.”

Registration:	The Offered Notes will be available in book-entry form through DTC.

Denominations:	The Offered Notes are issuable in minimum denominations of an original amount of $100,000 and multiples of $1 in excess thereof.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Federal Tax Treatment:
The Offered Notes are expected to be treated as debt instruments for federal income tax purposes. However, the Indenture will provide that in the event the Non-Offered Notes and Owner Trust Certificates are held by an entity which is neither a real estate investment trust (a “REIT”) nor a qualified subsidiary of a REIT, to avoid the adverse tax consequences of being taxed as a corporation, the trust agreement and the indenture will provide for the indenture trustee to undertake certain steps, including the following: the indenture trustee will cause certain assets of the trust to be transferred to a new entity with respect to which one or more REMIC elections will be made, in exchange for certain REMIC certificates to be issued by the new entity; the trust will issue new notes (which for tax purposes are expected to constitute REMIC regular interests), backed by these REMIC certificates, to holders of Offered Notes in exchange for the Offered Notes. This exchange would be considered a taxable exchange in which a beneficial owner of an Offered Note would recognize gain or loss in an amount equal to the difference, if any, between such Offered Noteholder's adjusted tax basis in the Offered Notes and the fair market value of the new notes received in exchange therefore.

ERISA Considerations:	The Offered Notes generally may be purchased by, on behalf of, or with plan assets of, a Plan, subject to the considerations set forth in the prospectus supplement.

SMMEA Eligibility:
The Class I-1A-1, Class I-1A-2, Class I-1A-3, Class I-2A-1, Class I-2A-2 and Class I-2A-3, Class I-M-1, Class I-M-2 and Class I-M-3 Notes will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

P&I Advances:
The Servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Notes and are not intended to guarantee or insure against losses.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the applicable Servicing Fee and (2) any lender paid mortgage insurance fee, if applicable.

Servicing Fee:
With respect to each mortgage loan and any Payment Date, the fee payable to the Servicer in respect of servicing compensation that accrues at an annual rate equal to the related servicing fee rate multiplied by the stated principal balance of such mortgage loan as of the first day of the related Due Period.

Accrual Period:
The “accrual period” for all of the Notes will be the period from and including the preceding Payment Date (or from the Closing Date with respect to the first Payment Date) to and including the day prior to the current Payment Date. The Securities Administrator will calculate interest on all of the Classes of Notes on an actual/360 basis and such classes of Notes will settle flat.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Credit Enhancement for the Group I Notes
Subordination (includes initial OC):

Initially, 7.60% for the Class I-A Notes, 4.55% for the Class I-M-1 Notes, 3.20% for the Class I-M-2 Notes, 2.70% for the Class I-M-3 Notes, 2.00% for the Class I-M-4 Notes, 1.50% for the Class I-M-5 Notes and 0.65% for the Class I-M-6 Notes.

•  Overcollateralization (“OC”)

  Initial (% Orig.)        0.65%
  OC Target (% Orig.)       0.65%
  Stepdown (% Current)    1.625% before 72, 1.300% thereafter
  OC Floor (% Orig.)         0.50%
•  Excess spread, which will initially be equal to approximately [245] bps per annum (before losses) as of the Cut-off Date,  is expected to be available to cover losses on all the Group I Notes and to build and replenish OC as needed.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Available Funds
For any Payment Date and with respect to each loan group, will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicer for such Payment Date in respect of the mortgage loans in the related loan group, (3) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments, (4) any prepayment penalty collections, net of (5) fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee and the Custodian. Investment earnings on amounts on deposit in the master servicer collection account and the payment account are not part of Available Funds.

Accrued Note Interest:
For any Payment Date and each class of Notes, interest accrued during the related accrual period at the then-applicable Note Interest Rate on the related note principal balance thereof immediately prior to such Payment Date, plus any Accrued Note Interest remaining unpaid from any prior Payment Date with interest thereon at the related Note Interest Rate.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Available Funds Rate:
The Group I-1 Available Funds Rate, Group I-2 Available Funds Rate and the Group I Subordinate Available Funds Rate, as applicable.

Group I-1 Available Funds Rate
On any Payment Date and for the Class I-1A Notes, the product of

(a) the lesser of:

(i) the Weighted Average Adjusted Net Mortgage Rate on the Group I-1 Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

ii) the product of

(A) the Available Funds with respect to Group I-1 and

(B) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Group I-1 Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

(b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

Group I-2 Available Funds Rate
On any Payment Date and for the Class I-2A Notes, the product of:

(a) the lesser of:
(i) the Weighted Average Adjusted Net Mortgage Rate on the Group I-2 Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

(ii) the product of

(A) the Available Funds with respect to Group I-2 and

(B) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Group I-2 Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

(b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Group I Subordinate Available Funds Rate

For any Payment Date and any Class of Class I-M Notes, the weighted average of the Group I-1 Available Funds Rate and Group I-2 Available Funds Rate, weighted in proportion to the results of subtracting from the aggregate stated principal balance of the mortgage loans of Group I-1 and Loan Group I-2, the aggregate Note Principal Balance of the related Class I-A Notes.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Principal Remittance Amount:
For any Payment Date and any loan group the sum of (a) the principal portion of all scheduled monthly payments on the related mortgage loans on the related due date (to the extent received or advanced), (b) the principal portion of all proceeds of the repurchase of mortgage loans in the related loan group during the preceding calendar month; and (c) the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the related mortgage loans. In addition the Principal Remittance Amount with respect to the Group I loans shall be reduced (to an amount not less than zero) by the Negative Amortization Amount.

Group I Basic Principal Distribution Amount:
With respect to any Payment Date and loan group I, the lesser of (a) the excess of (i) the Group I Available Funds for such Payment Date over (ii) the aggregate amount of Accrued Note Interest for the Class I-A Notes and Unpaid Interest Shortfalls for the Class I-A Notes for such Payment Date and (b) the related Principal Remittance Amount.

Group I Principal Distribution Amount:
For any Payment Date and loan group I, the sum of (a) the Group I Basic Principal Distribution Amount and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Release Amount.

Class I-A Principal Allocation Fraction:
For any payment date and (i) the Class I-1A Notes and (ii) the Class I-2A Notes, as determined separately, a fraction, (x) the numerator of which is the Principal Remittance Amount with respect to the mortgage loans in the related Loan Group to be distributed on that Payment Date, and (y) the denominator of which is the Principal Remittance Amount for the Group I-1 Loans and Group I-2 Loans to be distributed on that Payment Date.

Group I Net Monthly Excess Cashflow:
For any Payment Date, the excess of (x) the related Available Funds for such Payment Date over (y) the sum for such Payment Date of (a) the aggregate amount of Accrued Note Interest for the Group I Notes and Unpaid Interest Shortfalls for the Class I-A Notes and (b) the aggregate Principal Remittance Amount used to make payments in respect of the principal to the Group I Notes and (c) the related OC Release Amount.

Group I Overcollateralization Increase Amount:
For any Payment Date, the lesser of (i) the Group I Net Monthly Excess Cashflow for such Payment Date and (ii) the excess, if any, of (a) the Group I Overcollateralization Target Amount over (b) the Group I Overcollateralization Amount on such Payment Date after taking into account payments to the Group I Notes of the related Group I Basic Principal Distribution Amount on such Payment Date.

Group I Overcollateralization Amount:
For any Payment Date, the amount, if any, by which (i) the aggregate principal balance of the Group I mortgage loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, including Realized Losses on the mortgage loans incurred during the related Prepayment Period) exceeds (ii) the aggregate note principal balance of the Group I Notes as of such Payment Date (assuming that 100% of the related Principal Remittance Amount is applied as a principal payment on these Notes on such Payment Date).

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Group I Overcollateralization Release Amount:
For any Payment Date and Group I, an amount equal to the lesser of (x) the Principal Remittance Amount with respect to the Group I Loans for such distribution date and (y) the excess, if any, of (i) the related Overcollateralization Amount (after giving effect to distributions in respect of the Principal Remittance Amount with respect to the Group I Loans to be made on such Payment Date) for such Payment Date over (ii) the related Overcollateralization Target Amount for such Payment Date.

Basis Risk Shortfall Carryforward Amount and Net WAC Shortfall Carryforward Amount:
For any Payment Date for any class of the Offered Notes, the sum of (i) if on such Payment Date the Note Interest Rate for the related Notes is based on the related Available Funds Rate, the excess, if any, of (a) the Accrued Note Interest that would have been payable had the Note Interest Rate for the related Notes been calculated at (i) the applicable LIBOR-based rate or (y) a fixed rate, as applicable, over (b) interest calculated at the Available Funds Rate and (ii) any such amounts remaining unpaid from prior Payment Dates with interest thereon at the Note Interest Rate for such Payment Date to the extent previously unreimbursed by related Net Monthly Excess Cashflow and, in the case of the Class I-2A-1, Class I-2A-2, Class I-2A-3 and Class I-M, the related Cap Agreement.

Group I Stepdown Date:
The earlier to occur of (i) the first Payment Date following the Payment Date on which the aggregate Note Principal Balance of the Class I-A Notes has been reduced to zero and (ii) the later to occur of (x) the Payment Date occurring in December 2009 and (y) the first Payment Date on which the Credit Enhancement Percentage for the Class I-A Notes (calculated for this purpose only after taking into account distributions of principal on the related mortgage loans, but prior to any distribution of the Group I Principal Distribution Amount to the holders of the Group I Notes then entitled to distributions of principal on such Payment Date) is greater than or equal to (i) prior to the Payment Date in January 2013 approximately 15.000% and (ii) on or after the Payment Date in January 2013 approximately 12.000%.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Group I Trigger Event:
A “Trigger Event,” with respect to each Payment Date on or after the Group I Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the aggregate Stated Principal Balances of the related mortgage loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over the sum of the aggregate Stated Principal Balances of the related mortgage loans as of the last day of the related due period, equals or exceeds (i) on or prior to the Payment Date in December 2011, 36.50% or (ii) after the Payment Date in December 2011, 45.50% of the aggregate amount of the Class I-M Notes plus the Group I Overcollateralization Amount or if the related Cumulative Loss Test has been violated.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Cumulative Loss Test:
With respect to any loan group, the Cumulative Loss Test is violated on any Payment Date if the aggregate amount of realized losses incurred on the mortgage loans in such loan group since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the related mortgage loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Payment Date.

Group I:

Payment Date:	Percentage
January 2010 and December 2010	[1.00]%
January 2011 and December 2011:	[1.25]%
January 2012 and December 2012:	[1.50]%
January 2013 and thereafter:	[1.50]%

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Priority of Payments:
Payments on the Notes will be made on the 25th day of each month (or next business day) from related Available Funds. Available Funds for each loan group will be distributed according to the following priority:

Available Funds:

On each Payment Date, payments on the Notes, to the extent of the Group I Available Funds, will be made according to the following priority:

Group I Interest Payments

1)
Concurrently, (A) from Group I-1 Available Funds, concurrently, on a pro rata basis, to the holders of the Class I-1A Notes, the related Accrued Note Interest and any related Unpaid Interest Shortfall for each such class and (B) from Group I-2 Available Funds, concurrently, on a pro rata basis, to the holders of the Class I-2A Notes, the related Accrued Note Interest and any related Unpaid Interest Shortfall for each such class.

2)	From remaining Group I-1 and Group I-2 Available Funds, to the holders of the Class I-M-1 Notes, the Accrued Note Interest for such class;

3)	From remaining Group I-1 and Group I-2 Available Funds, to the holders of the Class I-M-2 Notes, the Accrued Note Interest for such class;

4)	From remaining Group I-1 and Group I-2 Available Funds, to the holders of the Class I-M-3 Note, the Accrued Note Interest for such class;

5)	From remaining Group I-1 and Group I-2 Available Funds, to the holders of the Class I-M-4 Notes, the Accrued Note Interest for such class;

6)	From remaining Group I-1 and Group I-2 Available Funds, to the holders of the Class I-M-5 Notes, the Note Interest for such class;

7)	From remaining Group I-1 and Group I-2 Available Funds, to the holders of the Class I-M-6 Notes, the Accrued Note Interest for such class; and

8)	Any remainder (to the extent not included as part of the related Principal Distribution Amount) to be included as Group I Net Monthly Excess Cashflow as described below.

Group I Principal Distributions:

Prior to the Group I Stepdown Date or on which a Group I Trigger Event is in effect:

1)
Concurrently, the Class I-A Principal Allocation Fraction of the Group I Principal Distribution Amount shall be allocated to the Class I-1A Notes and Class I-2A Notes, as applicable and as provided below, until the Note Principal Balance of each such class has been reduced to zero;

2)
From any remaining Group I Principal Distribution Amount, to the holders of the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5 and Class I-M-6 Notes, sequentially, in that order, from remaining principal collections derived from the mortgage loans, until the Note Principal Balance of such class has been reduced to zero;

3)	Any remainder as part of Group I Net Monthly Excess Cashflow as described below.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

On or after the Group I Stepdown Date on which a Group I Trigger Event is not in effect:

1)
Concurrently, the related Class I-A Principal Allocation Fraction of the Class I-A Principal Distribution Amount shall be allocated to the Class I-1A Notes and Class I-2A Notes, as applicable and as provided below, until the Note Principal Balance of each such class has been reduced to zero;

2)	To the holders of the Class I-M-1 Notes, Class I-M-1 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

3)	To the holders of the Class I-M-2 Notes, Class I-M-2 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

4)	To the holders of the Class I-M-3 Notes, Class I-M-3 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

5)	To the holders of the Class I-M-4 Notes, Class I-M-4 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

6)	To the holders of the Class I-M-5 Notes, Class I-M-5 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

7)	To the holders of the Class I-M-6 Notes, Class I-M-6 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero; and

8)	Any remainder as part of Group I Net Monthly Excess Cashflow as described below.

Any amounts in respect of related principal distributable to the Class I-A Notes as provided above shall be distributed concurrently, (i) concurrently, on a pro rata basis, to the Class I-1A-1, Class I-1A-2 and Class I-1A-3 Notes and (ii) concurrently, on a pro rata basis, to the Class I-2A-1, Class I-2A-2 and Class I-2A-3 Notes, in each case, until the Note Principal Balance of each such class has been reduced to zero;

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Group I Net Monthly Excess Cashflow:

On each Payment Date, Group I Net Monthly Excess Cashflow will be distributed as follows:

1)
To the holders of the Class I-A Notes and sequentially to the holders of the Class I-M Notes in an amount equal to the Group I Overcollateralization Increase Amount, payable to such holders as part of the Group I Principal Distribution Amount in the same priority as described under “Group I Principal Distributions” above; to build or maintain the Group I Overcollateralization Target Amount;

2)
To the Class I-A Notes, concurrently, (A) to the Class I-1A1, Class I-1A-2 and Class I-1A-3 Notes sequentially, in that order, and (B) to the Class I-2A-1, Class I-2A-2 and Class I-2A-3 Notes sequentially, in that order, any Allocated Realized Loss Amount for such Notes;

3)	To the Class I-M-1 Notes, any Unpaid Interest Shortfalls Amount and any Allocated Realized Loss Amount on the Class I-M-1 Notes;

4)	To the Class I-M-2 Notes, any Unpaid Interest Shortfalls and any Allocated Realized Loss Amount on the Class I-M-2 Notes;

5)	To the Class I-M-3 Notes, any Unpaid Interest Shortfalls and any Allocated Realized Loss Amount on the Class I-M-3 Notes;

6)	To the Class I-M-4 Notes, any Unpaid Interest Shortfalls and any Allocated Realized Loss Amount on the Class I-M-4 Notes;

7)	To the Class I-M-5 Notes, any Unpaid Interest Shortfalls and any Allocated Realized Loss Amount on the Class I-M-5 Notes;

8)	To the Class I-M-6 Notes, any Unpaid Interest Shortfalls and any Allocated Realized Loss Amount on the Class I-M-6 Notes;

9)
Concurrently, to each class of Class I-A Notes any Basis Risk Shortfall Carryforward Amount due to such classes, pro rata based on the amount of Basis Risk Shortfall Carryforward Amount due such classes; and then sequentially to the Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5 and Class I-M-6 Notes, in that order, any Basis Risk Shortfall Carryforward Amount due to such classes; and

10)	To the holders of the Trust Certificates, as provided in the indenture and trust agreement.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Class I-1A Principal Distribution Amount:
For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the excess, if any, of (x) the aggregate Note Principal Balance of the Class I-1A Notes immediately prior to such payment date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group I-1 Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by approximately 81.000% prior to the Payment Date in December 2012 and 84.800% on or after the Payment Date on January 2013 and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group I-1 Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the related OC Floor and any Additional Negative Amortization Principal Amount.

Class I-2A Principal Distribution Amount:
For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to (A) the excess (if any) of (x) the aggregate Note Principal Balance of the Class I-2A Notes immediately prior to such payment date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group I-2 Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by approximately 81.000% prior to the Payment Date in January 2013 and 84.800% on or after the Payment Date on January 2013 and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group I-2 Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the related OC Floor and any Additional Negative Amortization Principal Amount.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Class I-M-1 Principal Distribution Amount:
For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the related Principal Distribution Amount for such Payment Date and (B) an amount equal to the lesser of (x) the remaining Group I Principal Distribution Amount for that Payment Date after payment of the Class I-A Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class I-A Notes (after taking into account the payment of the Class I-A Principal Distribution Amount for such Payment Date) and (2) the Note Principal Balance of the Class I-M-1 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately 88.625% prior to the Payment Date in January 2013 and 90.900% on or after the Payment Date on January 2013 and (ii) the aggregate stated principal balance of the Group I mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the Group I mortgage loans as of the last day of the related due period minus the related OC Floor and any related Additional Negative Amortization Principal Amount.

Class I-M-2 Principal Distribution Amount:
For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the related Principal Distribution Amount for such Payment Date and (B), an amount equal to the lesser of (x) the remaining Group I Principal Distribution Amount for that Payment Date after payment of the Class I-A Principal Distribution Amount and the Class I-M-1 Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class I-A Notes (after taking into account the payment of the Class I-A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class I-M-1 Notes (after taking into account the payment of the Class I-M-1 Principal Distribution Amount for such Payment Date) and (3) the Note Principal Balance of the Class I-M-2 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately 92.000% prior to the Payment Date in January 2013 and 93.600% on or after the Payment Date on January 2013 and (ii) the aggregate stated principal balance of the Group I mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the Group I mortgage loans as of the last day of the related due period minus the related OC Floor and any related Additional Negative Amortization Principal Amount.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Class I-M-3 Principal Distribution Amount:
For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the related Principal Distribution Amount for such Payment Date and (B) an amount equal to the lesser of (x) the remaining Group I Principal Distribution Amount for that Payment Date after payment of the Class I-A Principal Distribution Amount, the Class I-M-1 Principal Distribution Amount and the Class I-M-2 Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class I-A Notes (after taking into account the payment of the Class I-A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class I-M-1 Notes (after taking into account the payment of the Class I-M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class I-M-2 Notes (after taking into account the payment of the Class I-M-2 Principal Distribution Amount for such Payment Date) and (4) the Note Principal Balance of the Class I-M-3 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately 93.250% prior to the Payment Date in January 2013 and 94.600% on or after the Payment Date on January 2013 and (ii) the aggregate stated principal balance of the Group I mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the Group I mortgage loans as of the last day of the related due period minus the related OC Floor and any related Additional Negative Amortization Principal Amount.

Class I-M-4 Principal Distribution Amount:
For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the related Principal Distribution Amount for such Payment Date and (B) an amount equal to the lesser of (x) the remaining Group I Principal Distribution Amount for that Payment Date after payment of the Class I-A Principal Distribution Amount, the Class I-M-1 Principal Distribution Amount, the Class I-M-2 Principal Distribution Amount and Class I-M-3 Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class I-A Notes (after taking into account the payment of the Class I-A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class I-M-1 Notes (after taking into account the payment of the Class I-M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class I-M-2 Notes (after taking into account the payment of the Class I-M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class I-M-3 Notes (after taking into account the payment of the Class I-M-3 Principal Distribution Amount for such Payment Date) and (5) the Note Principal Balance of the Class I-M-4 Notes immediately prior to such Payment Date over (B) the lesser of (a) the product of (i) approximately 95.000% prior to the Payment Date in January 2013 and 96.000% on or after the Payment Date on January 2013 and (ii) the aggregate stated principal balance of the Group I mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the Group I mortgage loans as of the last day of the related due period minus the related OC Floor and any related Additional Negative Amortization Principal Amount.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Class I-M-5 Principal Distribution Amount:
For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the related Principal Distribution Amount for such Payment Date and (B) an amount equal to the lesser of (x) the remaining Group I Principal Distribution Amount for that Payment Date after payment of the Class I-A Principal Distribution Amount, the Class I-M-1 Principal Distribution Amount, the Class I-M-2 Principal Distribution Amount, Class I-M-3 Principal Distribution Amount and Class I-M-4 Principal Distribution Amount (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class I-A Notes (after taking into account the payment of the Class I-A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class I-M-1 Notes (after taking into account the payment of the Class I-M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class I-M-2 Notes (after taking into account the payment of the Class I-M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class I-M-3 Notes (after taking into account the payment of the Class I-M-3 Principal Distribution Amount for such Payment Date), (5) the Note Principal Balance of the Class I-M-4 Notes (after taking into account the payment of the Class I-M-4 Principal Distribution Amount for such Payment Date), and (6) the Note Principal Balance of the Class I-M-5 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately 96.250% prior to the Payment Date in January 2013 and 97.000% on or after the Payment Date on January 2013 and (ii) the aggregate stated principal balance of the Group I mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the Group I mortgage loans as of the last day of the related due period minus the related OC Floor and any related Additional Negative Amortization Principal Amount.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Class I-M-6 Principal Distribution Amount:
For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the related Principal Distribution Amount for such Payment Date and (B) an amount equal to the lesser of (x) the remaining Group I Principal Distribution Amount for that Payment Date after payment of the Class I-A Principal Distribution Amount, the Class I-M-1 Principal Distribution Amount, the Class I-M-2 Principal Distribution Amount, Class I-M-3 Principal Distribution Amount, Class I-M-4 Principal Distribution Amount and Class I-M-5 Principal Distribution Amount (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class I-A Notes (after taking into account the payment of the Class I-A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class I-M-1 Notes (after taking into account the payment of the Class I-M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class I-M-2 Notes (after taking into account the payment of the Class I-M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class I-M-3 Notes (after taking into account the payment of the Class I-M-3 Principal Distribution Amount for such Payment Date), (5) the Note Principal Balance of the Class I-M-4 Notes (after taking into account the payment of the Class I-M-4 Principal Distribution Amount for such Payment Date), (6) the Note Principal Balance of the Class I-M-5 Notes (after taking into account the payment of the Class I-M-5 Principal Distribution Amount for such Payment Date) and (7) the Note Principal Balance of the Class I-M-6 Notes immediately prior to such Payment Date over (B) the lesser of (a) the product of (i) approximately 98.375% prior to the Payment Date in January 2013 and 98.700% on or after the Payment Date on January 2013 and (ii) the aggregate stated principal balance of the Group I mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the Group I mortgage loans as of the last day of the related due period minus the related OC Floor and any related Additional Negative Amortization Principal Amount.

Realized Losses:	Any loss on a mortgage loan attributable to the mortgagor’s failure to make any payment of principal or interest as required under the mortgage Note.

Allocation of Losses:
Any Realized Losses on the related mortgage loans will be allocated on any Payment Date; first, to the related Net Monthly Excess Cashflow, by an increase in the related Overcollateralization Increase Amount for that Payment Date; second, in reduction of the related Overcollateralization Amount, until reduced to zero. Following the reduction of the related Overcollateralization Amount to zero, Realized Losses on the related mortgage loans will generally be allocated sequentially to the related Class M Notes in reverse numerical order except in certain circumstances as more fully described in the prospectus supplement. Any additional Realized Losses related to Loan Group I-1 will be allocated sequentially to Class I-1A-3, Class I-1A-2 and Class I-1A-1 Notes, in that order, in each case, until the Note Principal Balance thereof is reduced to zero. Any additional Realized Losses related to Loan Group I-2 will be allocated sequentially to the Class I-2A-3, Class I-2A-2 and Class I-2A-1 Notes in that order, in each case, until the Note Principal Balance thereof is reduced to zero.

Once Realized Losses have been allocated to any class of notes such amounts with respect to such Notes will no longer accrue interest; however, such amounts may be reinstated thereafter to the extent of related funds available from related Net Monthly Excess Cashflow.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Allocated Realized Loss Amount:
With respect to the Notes and any Payment Date, an amount equal to the sum of any realized losses allocated to that class of Notes on that Payment Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Payment Dates, in each case, with interest thereon at the applicable Note Interest Rate for such Payment Date for such class for the related Accrual Period.

Cap Agreements:
Class I-2A and Class I-M Cap Agreement:

The issuer will benefit from interest rate cap payments from the Cap Agreement Provider pursuant to cap agreement purchased with respect to the Class I-2A and Class Class I-M Notes (the “Cap Agreements”). The Cap Agreement is intended partially to mitigate potential basis risk shortfalls with respect to the Class I-2A and Class I-M Notes. Payments pursuant to the Cap Agreements also will be used to restore OC and reimburse Noteholders for losses occurring in current and prior periods.

On each Payment Date, payments under the Cap Agreement will be an amount equal to the product of (i) the excess, if any, of one-month LIBOR for such Payment Date (as determined under such Cap Agreement) over the strike rate of 5.32% as set forth in such Cap Agreement, (ii) the scheduled notional amount for such Payment Date (which shall be based on certain prepayment assumptions for such class as set forth in Exhibit I) and (iii) the actual number of days in the corresponding accrual period divided by 360.

See Exhibit I for a schedule of Cap Notional Amount by month.

Cap Agreement Provider:	[TBD]

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Exhibit I

Period	Scheduled Notional ($)
0	127,766,519.51
1	126,966,773.99
2	125,991,686.54
3	124,843,351.67
4	123,523,177.41
5	122,034,323.76
6	120,379,332.08
7	118,563,136.82
8	116,589,654.30
9	114,465,278.87
10	112,195,686.77
11	109,788,172.99
12	107,249,392.86
13	104,048,925.28
14	100,940,852.41
15	97,916,017.62
16	94,966,796.52
17	92,087,282.04
18	89,272,582.82
19	86,528,559.23
20	83,853,343.54
21	81,245,911.91
22	78,704,603.54
23	76,228,349.42
24	73,484,167.16
25	70,856,373.02
26	68,337,264.74
27	65,920,532.06
28	63,599,809.39
29	61,369,880.22
30	59,225,766.59
31	57,143,277.65
32	55,120,653.10
33	53,156,781.53
34	51,250,039.56
35	49,399,267.69
36	47,363,819.16
37	45,453,648.14
38	43,658,079.44
39	41,968,148.52
40	40,375,673.48
41	38,873,234.41
42	37,454,530.82
43	36,085,389.09
44	34,764,040.25
45	33,488,803.92
46	0.00

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Exhibit II - Available Funds Cap

Payment Date	Class I-1A-1 Effective Coupon	Class I-1A-2 Effective Coupon	Class I-1A-3 Effective Coupon	Class 1-2A-1 Effective Coupon	Class I-2A-2 Effective Coupon	Class I-2A-3 Effective Coupon
25-Jan-07	5.510	5.570	5.610	5.530	5.590	5.630
25-Feb-07	9.131	9.131	9.131	10.500	10.500	10.500
25-Mar-07	10.121	10.121	10.121	10.500	10.500	10.500
25-Apr-07	9.146	9.146	9.146	10.500	10.500	10.500
25-May-07	9.463	9.463	9.463	10.500	10.500	10.500
25-Jun-07	9.178	9.178	9.178	10.500	10.500	10.500
25-Jul-07	9.488	9.488	9.488	10.500	10.500	10.500
25-Aug-07	9.185	9.185	9.185	10.500	10.500	10.500
25-Sep-07	9.188	9.188	9.188	10.500	10.500	10.500
25-Oct-07	9.497	9.497	9.497	10.500	10.500	10.500
25-Nov-07	9.193	9.193	9.193	10.500	10.500	10.500
25-Dec-07	9.530	9.530	9.530	10.500	10.500	10.500
25-Jan-08	9.224	9.224	9.224	10.500	10.500	10.500
25-Feb-08	9.226	9.226	9.226	10.500	10.500	10.500
25-Mar-08	9.866	9.866	9.866	10.500	10.500	10.500
25-Apr-08	9.231	9.231	9.231	10.500	10.500	10.500
25-May-08	9.542	9.542	9.542	10.500	10.500	10.500
25-Jun-08	9.236	9.236	9.236	10.500	10.500	10.500
25-Jul-08	9.546	9.546	9.546	10.500	10.500	10.500
25-Aug-08	9.241	9.241	9.241	10.500	10.500	10.500
25-Sep-08	9.243	9.243	9.243	10.500	10.500	10.500
25-Oct-08	9.555	9.555	9.555	10.500	10.500	10.500
25-Nov-08	9.249	9.249	9.249	10.500	10.500	10.500
25-Dec-08	9.578	9.578	9.578	10.500	10.500	10.500
25-Jan-09	9.272	9.272	9.272	10.500	10.500	10.500
25-Feb-09	9.275	9.275	9.275	10.500	10.500	10.500
25-Mar-09	10.272	10.272	10.272	10.500	10.500	10.500
25-Apr-09	9.281	9.281	9.281	10.500	10.500	10.500
25-May-09	9.594	9.594	9.594	10.500	10.500	10.500
25-Jun-09	9.287	9.287	9.287	10.500	10.500	10.500
25-Jul-09	9.600	9.600	9.600	10.500	10.500	10.500
25-Aug-09	9.294	9.294	9.294	10.500	10.500	10.500
25-Sep-09	9.297	9.297	9.297	10.500	10.500	10.500
25-Oct-09	9.611	9.611	9.611	10.500	10.500	10.500
25-Nov-09	9.304	9.304	9.304	10.500	10.500	10.500
25-Dec-09	9.618	9.618	9.618	10.500	10.500	10.500
25-Jan-10	9.312	9.312	9.312	10.500	10.500	10.500
25-Feb-10	9.316	9.316	9.316	10.500	10.500	10.500
25-Mar-10	10.319	10.319	10.319	10.500	10.500	10.500
25-Apr-10	9.325	9.325	9.325	10.500	10.500	10.500
25-May-10	9.641	9.641	9.641	10.500	10.500	10.500
25-Jun-10	9.335	9.335	9.335	10.500	10.500	10.500
25-Jul-10	9.651	9.651	9.651	10.500	10.500	10.500

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Payment Date	Class I-1A-1 Effective Coupon	Class I-1A-2 Effective Coupon	Class I-1A-3 Effective Coupon	Class 1-2A-1 Effective Coupon	Class I-2A-2 Effective Coupon	Class I-2A-3 Effective Coupon
25-Aug-10	9.345	9.345	9.345	10.500	10.500	10.500
25-Sep-10	9.351	9.351	9.351	10.500	10.500	10.500
25-Oct-10	10.127	10.127	10.127	10.500	10.500	10.500
25-Nov-10	10.018	10.018	10.018	6.846	6.846	6.846
25-Dec-10	10.349	10.349	10.349	7.100	7.100	7.100
25-Jan-11	10.011	10.011	10.011	6.896	6.896	6.896
25-Feb-11	10.009	10.009	10.009	6.920	6.920	6.920
25-Mar-11	11.078	11.078	11.078	7.679	7.679	7.679
25-Apr-11	10.002	10.002	10.002	6.957	6.957	6.957
25-May-11	10.332	10.332	10.332	7.208	7.208	7.208
25-Jun-11	9.997	9.997	9.997	7.020	7.020	7.020
25-Jul-11	10.336	10.336	10.336	8.436	8.436	8.436
25-Aug-11	10.121	10.121	10.121	10.716	10.716	10.716
25-Sep-11	9.646	9.646	9.646	10.609	10.609	10.609
25-Oct-11	9.871	9.871	9.871	10.591	10.591	10.591
25-Nov-11	9.628	9.628	9.628	10.604	10.604	10.604
25-Dec-11	10.028	10.028	10.028	10.624	10.624	10.624
25-Jan-12	9.640	9.640	9.640	10.605	10.605	10.605
25-Feb-12	9.646	9.646	9.646	10.606	10.606	10.606
25-Mar-12	10.469	10.469	10.469	10.646	10.646	10.646
25-Apr-12	9.659	9.659	9.659	10.607	10.607	10.607
25-May-12	10.061	10.061	10.061	10.627	10.627	10.627
25-Jun-12	9.673	9.673	9.673	10.609	10.609	10.609
25-Jul-12	10.075	10.075	10.075	10.629	10.629	10.629
25-Aug-12	9.687	9.687	9.687	10.611	10.611	10.611
25-Sep-12	9.694	9.694	9.694	10.612	10.612	10.612
25-Oct-12	10.098	10.098	10.098	10.632	10.632	10.632
25-Nov-12	9.710	9.710	9.710	10.614	10.614	10.614
25-Dec-12	10.114	10.114	10.114	10.634	10.634	10.634
25-Jan-13	9.718	9.718	9.718	10.615	10.615	10.615
25-Feb-13	9.719	9.719	9.719	10.614	10.614	10.614

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Payment Date	Class I-M-1 Effective Coupon	Class I-M-2 Effective Coupon	Class I-M-3 Effective Coupon	Class I-M-4 Effective Coupon	Class I-M-5 Effective Coupon	Class I-M-6 Effective Coupon
25-Jan-07	5.740	5.760	5.780	5.950	5.970	7.450
25-Feb-07	10.500	10.500	10.500	10.500	10.500	10.500
25-Mar-07	10.500	10.500	10.500	10.500	10.500	10.500
25-Apr-07	10.500	10.500	10.500	10.500	10.500	10.500
25-May-07	10.500	10.500	10.500	10.500	10.500	10.500
25-Jun-07	10.500	10.500	10.500	10.500	10.500	10.500
25-Jul-07	10.500	10.500	10.500	10.500	10.500	10.500
25-Aug-07	10.500	10.500	10.500	10.500	10.500	10.500
25-Sep-07	10.500	10.500	10.500	10.500	10.500	10.500
25-Oct-07	10.500	10.500	10.500	10.500	10.500	10.500
25-Nov-07	10.500	10.500	10.500	10.500	10.500	10.500
25-Dec-07	10.500	10.500	10.500	10.500	10.500	10.500
25-Jan-08	10.500	10.500	10.500	10.500	10.500	10.500
25-Feb-08	10.500	10.500	10.500	10.500	10.500	10.500
25-Mar-08	10.500	10.500	10.500	10.500	10.500	10.500
25-Apr-08	10.500	10.500	10.500	10.500	10.500	10.500
25-May-08	10.500	10.500	10.500	10.500	10.500	10.500
25-Jun-08	10.500	10.500	10.500	10.500	10.500	10.500
25-Jul-08	10.500	10.500	10.500	10.500	10.500	10.500
25-Aug-08	10.500	10.500	10.500	10.500	10.500	10.500
25-Sep-08	10.500	10.500	10.500	10.500	10.500	10.500
25-Oct-08	10.500	10.500	10.500	10.500	10.500	10.500
25-Nov-08	10.500	10.500	10.500	10.500	10.500	10.500
25-Dec-08	10.500	10.500	10.500	10.500	10.500	10.500
25-Jan-09	10.500	10.500	10.500	10.500	10.500	10.500
25-Feb-09	10.500	10.500	10.500	10.500	10.500	10.500
25-Mar-09	10.500	10.500	10.500	10.500	10.500	10.500
25-Apr-09	10.500	10.500	10.500	10.500	10.500	10.500
25-May-09	10.500	10.500	10.500	10.500	10.500	10.500
25-Jun-09	10.500	10.500	10.500	10.500	10.500	10.500
25-Jul-09	10.500	10.500	10.500	10.500	10.500	10.500
25-Aug-09	10.500	10.500	10.500	10.500	10.500	10.500
25-Sep-09	10.500	10.500	10.500	10.500	10.500	10.500
25-Oct-09	10.500	10.500	10.500	10.500	10.500	10.500
25-Nov-09	10.500	10.500	10.500	10.500	10.500	10.500
25-Dec-09	10.500	10.500	10.500	10.500	10.500	10.500
25-Jan-10	10.500	10.500	10.500	10.500	10.500	10.500
25-Feb-10	10.500	10.500	10.500	10.500	10.500	10.500
25-Mar-10	10.500	10.500	10.500	10.500	10.500	10.500
25-Apr-10	10.500	10.500	10.500	10.500	10.500	10.500
25-May-10	10.500	10.500	10.500	10.500	10.500	10.500
25-Jun-10	10.500	10.500	10.500	10.500	10.500	10.500
25-Jul-10	10.500	10.500	10.500	10.500	10.500	10.500
25-Aug-10	10.500	10.500	10.500	10.500	10.500	10.500
25-Sep-10	10.500	10.500	10.500	10.500	10.500	10.500

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Payment Date	Class I-M-1 Effective Coupon	Class I-M-2 Effective Coupon	Class I-M-3 Effective Coupon	Class I-M-4 Effective Coupon	Class I-M-5 Effective Coupon	Class I-M-6 Effective Coupon
25-Oct-10	10.500	10.500	10.500	10.500	10.500	10.500
25-Nov-10	8.715	8.715	8.715	8.715	8.715	8.715
25-Dec-10	9.004	9.004	9.004	9.004	9.004	9.004
25-Jan-11	8.712	8.712	8.712	8.712	8.712	8.712
25-Feb-11	8.711	8.711	8.711	8.711	8.711	8.711
25-Mar-11	9.642	9.642	9.642	9.642	9.642	9.642
25-Apr-11	8.708	8.708	8.708	8.708	8.708	8.708
25-May-11	8.997	8.997	8.997	8.997	8.997	8.997
25-Jun-11	8.710	8.710	8.710	8.710	8.710	8.710
25-Jul-11	9.222	9.222	9.222	9.222	9.222	9.222
25-Aug-11	9.500	9.500	9.500	9.500	9.500	9.500
25-Sep-11	9.504	9.504	9.504	9.504	9.504	9.504
25-Oct-11	9.824	9.824	9.824	9.824	9.824	9.824
25-Nov-11	9.634	9.634	9.634	9.634	9.634	9.634
25-Dec-11	9.956	9.956	9.956	9.956	9.956	9.956
25-Jan-12	9.636	9.636	9.636	9.636	9.636	9.636
25-Feb-12	9.637	9.637	9.637	9.637	9.637	9.637
25-Mar-12	10.303	10.303	10.303	10.303	10.303	10.303
25-Apr-12	9.639	9.639	9.639	9.639	9.639	9.639
25-May-12	9.961	9.961	9.961	9.961	9.961	9.961
25-Jun-12	9.641	9.641	9.641	9.641	9.641	9.641
25-Jul-12	9.963	9.963	9.963	9.963	9.963	9.963
25-Aug-12	9.643	9.643	9.643	9.643	9.643	9.643
25-Sep-12	9.644	9.644	9.644	9.644	9.644	9.644
25-Oct-12	9.966	9.966	9.966	9.966	9.966	9.966
25-Nov-12	9.646	9.646	9.646	9.646	9.646	9.646
25-Dec-12	9.968	9.968	9.968	9.968	9.968	9.968
25-Jan-13	9.654	9.654	9.654	9.654	9.654	9.654
25-Feb-13	9.661	9.661	9.661	9.661	9.661	9.661

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Exhibit III

Class I-1A-1 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	8.07	5.35	3.87	2.97	2.38	1.95	1.35	1
Prin. Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End	5/25/2022	7/25/2017	10/25/2014	2/25/2013	12/25/2011	2/25/2011	11/25/2009	2/25/2009
Prin. Win	185	127	94	74	60	50	35	26
Yield	5.66	5.66	5.66	5.66	5.66	5.66	5.66	5.66

Class I-1A-2 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	8.07	5.35	3.87	2.97	2.38	1.95	1.35	1
Prin. Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End	5/25/2022	7/25/2017	10/25/2014	2/25/2013	12/25/2011	2/25/2011	11/25/2009	2/25/2009
Prin. Win	185	127	94	74	60	50	35	26
Yield	5.72	5.72	5.72	5.72	5.72	5.72	5.72	5.72

Class I-1A-3 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	8.07	5.35	3.87	2.97	2.38	1.95	1.35	1
Prin. Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End	5/25/2022	7/25/2017	10/25/2014	2/25/2013	12/25/2011	2/25/2011	11/25/2009	2/25/2009
Prin. Win	185	127	94	74	60	50	35	26
Yield	5.76	5.76	5.76	5.76	5.76	5.76	5.76	5.76

Class I-2A-1 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	8.22	5.4	3.87	2.97	2.37	1.94	1.34	1
Prin. Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End	5/25/2022	7/25/2017	10/25/2014	2/25/2013	12/25/2011	2/25/2011	11/25/2009	2/25/2009
Prin. Win	185	127	94	74	60	50	35	26
Yield	5.68	5.68	5.68	5.68	5.68	5.68	5.68	5.68

Class I-2A-2 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	8.22	5.4	3.87	2.97	2.37	1.94	1.34	1
Prin. Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End	5/25/2022	7/25/2017	10/25/2014	2/25/2013	12/25/2011	2/25/2011	11/25/2009	2/25/2009
Prin. Win	185	127	94	74	60	50	35	26
Yield	5.74	5.74	5.74	5.74	5.74	5.74	5.74	5.74

Class I-2A-3 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	8.22	5.4	3.87	2.97	2.37	1.94	1.34	1
Prin. Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End	5/25/2022	7/25/2017	10/25/2014	2/25/2013	12/25/2011	2/25/2011	11/25/2009	2/25/2009
Prin. Win	185	127	94	74	60	50	35	26
Yield	5.78	5.78	5.78	5.78	5.78	5.78	5.78	5.78

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Class I-M-1 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	12.87	8.81	6.79	5.48	4.43	3.77	2.91	2.16
Prin. Start	11/25/2014	12/25/2012	10/25/2011	9/25/2010	1/25/2010	2/25/2010	11/25/2009	2/25/2009
Prin. End	5/25/2022	7/25/2017	10/25/2014	2/25/2013	12/25/2011	2/25/2011	11/25/2009	2/25/2009
Prin. Win	91	56	37	30	24	13	1	1
Yield	5.89	5.89	5.9	5.9	5.89	5.9	5.9	5.91

Class I-M-2 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	12.87	8.8	6.79	5.47	4.43	3.75	2.91	2.16
Prin. Start	11/25/2014	12/25/2012	10/25/2011	9/25/2010	1/25/2010	1/25/2010	11/25/2009	2/25/2009
Prin. End	5/25/2022	7/25/2017	10/25/2014	2/25/2013	12/25/2011	2/25/2011	11/25/2009	2/25/2009
Prin. Win	91	56	37	30	24	14	1	1
Yield	5.92	5.92	5.92	5.92	5.92	5.92	5.92	5.93

Class I-M-3 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	12.87	8.8	6.77	5.47	4.43	3.74	2.91	2.16
Prin. Start	11/25/2014	12/25/2012	10/25/2011	9/25/2010	1/25/2010	1/25/2010	11/25/2009	2/25/2009
Prin. End	5/25/2022	7/25/2017	10/25/2014	2/25/2013	12/25/2011	2/25/2011	11/25/2009	2/25/2009
Prin. Win	91	56	37	30	24	14	1	1
Yield	5.94	5.94	5.94	5.94	5.94	5.94	5.94	5.95

Class I-M-4 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	12.87	8.8	6.77	5.47	4.43	3.74	2.91	2.16
Prin. Start	11/25/2014	12/25/2012	10/25/2011	9/25/2010	1/25/2010	1/25/2010	11/25/2009	2/25/2009
Prin. End	5/25/2022	7/25/2017	10/25/2014	2/25/2013	12/25/2011	2/25/2011	11/25/2009	2/25/2009
Prin. Win	91	56	37	30	24	14	1	1
Yield	6.11	6.11	6.11	6.12	6.11	6.12	6.12	6.13

Class I-M-5 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	12.87	8.8	6.77	5.47	4.43	3.74	2.91	2.16
Prin. Start	11/25/2014	12/25/2012	10/25/2011	9/25/2010	1/25/2010	1/25/2010	11/25/2009	2/25/2009
Prin. End	5/25/2022	7/25/2017	10/25/2014	2/25/2013	12/25/2011	2/25/2011	11/25/2009	2/25/2009
Prin. Win	91	56	37	30	24	14	1	1
Yield	6.13	6.13	6.13	6.14	6.13	6.14	6.14	6.15

Class I-M-6 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	12.05	8.21	6.4	5.29	4.29	3.62	2.91	2.16
Prin. Start	11/25/2014	12/25/2012	10/25/2011	9/25/2010	1/25/2010	1/25/2010	11/25/2009	2/25/2009
Prin. End	5/25/2022	7/25/2017	10/25/2014	2/25/2013	12/25/2011	2/25/2011	11/25/2009	2/25/2009
Prin. Win	91	56	37	30	24	14	1	1
Yield	7.68	7.68	7.68	7.68	7.68	7.68	7.68	7.69

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Class I-1A-1 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	9.19	6.27	4.6	3.55	2.84	2.33	1.62	1.14
Prin. Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End	7/25/2041	10/25/2034	7/25/2029	2/25/2025	11/25/2021	6/25/2019	1/25/2016	10/25/2013
Prin. Win	415	334	271	218	179	150	109	82
Yield	5.67	5.67	5.67	5.68	5.68	5.68	5.68	5.67

Class I-1A-2 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	9.19	6.27	4.6	3.55	2.84	2.33	1.62	1.14
Prin. Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End	7/25/2041	10/25/2034	7/25/2029	2/25/2025	11/25/2021	6/25/2019	1/25/2016	10/25/2013
Prin. Win	415	334	271	218	179	150	109	82
Yield	5.73	5.74	5.74	5.75	5.75	5.75	5.75	5.74

Class I-1A-3 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	9.19	6.27	4.6	3.55	2.84	2.33	1.62	1.14
Prin. Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End	7/25/2041	10/25/2034	7/25/2029	2/25/2025	11/25/2021	6/25/2019	1/25/2016	10/25/2013
Prin. Win	415	334	271	218	179	150	109	82
Yield	5.78	5.78	5.79	5.79	5.79	5.8	5.8	5.79

Class I-2A-1 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	9.19	6.3	4.6	3.54	2.83	2.31	1.6	1.12
Prin. Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End	3/25/2036	1/25/2033	3/25/2028	3/25/2024	1/25/2021	10/25/2018	7/25/2015	6/25/2013
Prin. Win	351	313	255	207	169	142	103	78
Yield	5.69	5.69	5.7	5.7	5.7	5.7	5.7	5.69

Class I-2A-2 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	9.19	6.3	4.6	3.54	2.83	2.31	1.6	1.12
Prin. Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End	3/25/2036	1/25/2033	3/25/2028	3/25/2024	1/25/2021	10/25/2018	7/25/2015	6/25/2013
Prin. Win	351	313	255	207	169	142	103	78
Yield	5.75	5.76	5.77	5.77	5.77	5.77	5.77	5.76

Class I-2A-3 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	9.19	6.3	4.6	3.54	2.83	2.31	1.6	1.12
Prin. Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End	3/25/2036	1/25/2033	3/25/2028	3/25/2024	1/25/2021	10/25/2018	7/25/2015	6/25/2013
Prin. Win	351	313	255	207	169	142	103	78
Yield	5.8	5.8	5.81	5.81	5.82	5.82	5.82	5.81

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Class I-M-1 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	14.99	10.52	8.14	6.54	5.38	4.61	3.93	4.07
Prin. Start	11/25/2014	12/25/2012	10/25/2011	9/25/2010	1/25/2010	2/25/2010	4/25/2010	8/25/2010
Prin. End	7/25/2033	1/25/2027	5/25/2022	2/25/2019	11/25/2016	3/25/2015	12/25/2012	10/25/2011
Prin. Win	225	170	128	102	83	62	33	15
Yield	5.91	5.92	5.92	5.92	5.92	5.93	5.94	5.98

Class I-M-2 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	14.74	10.28	7.94	6.38	5.25	4.49	3.75	3.58
Prin. Start	11/25/2014	12/25/2012	10/25/2011	9/25/2010	1/25/2010	1/25/2010	3/25/2010	5/25/2010
Prin. End	12/25/2030	7/25/2024	4/25/2020	6/25/2017	7/25/2015	1/25/2014	6/25/2012	2/25/2011
Prin. Win	194	140	103	82	67	49	28	10
Yield	5.93	5.94	5.94	5.94	5.94	5.95	5.96	5.99

Class I-M-3 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	14.5	10.07	7.77	6.24	5.14	4.39	3.65	3.41
Prin. Start	11/25/2014	12/25/2012	10/25/2011	9/25/2010	1/25/2010	1/25/2010	2/25/2010	4/25/2010
Prin. End	11/25/2028	9/25/2022	10/25/2018	4/25/2016	7/25/2014	4/25/2013	11/25/2011	8/25/2010
Prin. Win	169	118	85	68	55	40	22	5
Yield	5.95	5.95	5.96	5.96	5.96	5.97	5.98	6.01

Class I-M-4 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	14.2	9.83	7.58	6.1	5.02	4.36	3.55	3.3
Prin. Start	11/25/2014	12/25/2012	10/25/2011	9/25/2010	1/25/2010	1/25/2010	2/25/2010	3/25/2010
Prin. End	10/25/2027	10/25/2021	2/25/2018	9/25/2015	1/25/2014	12/25/2012	8/25/2011	6/25/2010
Prin. Win	156	107	77	61	49	36	19	4
Yield	6.13	6.13	6.14	6.14	6.14	6.15	6.17	6.21

Class I-M-5 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	13.69	9.43	7.27	5.85	4.86	4.22	3.41	3.2
Prin. Start	11/25/2014	12/25/2012	10/25/2011	9/25/2010	1/25/2010	1/25/2010	1/25/2010	2/25/2010
Prin. End	10/25/2025	2/25/2020	11/25/2016	9/25/2014	3/25/2013	9/25/2012	2/25/2011	3/25/2010
Prin. Win	132	87	62	49	39	33	14	2
Yield	6.14	6.15	6.15	6.15	6.16	6.17	6.18	6.23

Class I-M-6 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	12.13	8.27	6.45	5.33	4.44	3.74	3.13	3.11
Prin. Start	11/25/2014	12/25/2012	10/25/2011	9/25/2010	1/25/2010	1/25/2010	1/25/2010	1/25/2010
Prin. End	9/25/2023	7/25/2018	8/25/2015	9/25/2013	12/25/2012	1/25/2012	8/25/2010	2/25/2010
Prin. Win	107	68	47	37	36	25	8	2
Yield	7.68	7.68	7.69	7.68	7.71	7.71	7.75	7.99

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Exhibit IV - Collateral Summary

Current Principle Balances for the Group 1-1 Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 50,000	10	393,983	0.07	8.072	697	39,398	78.30	87.92	8.88
50,001 - 100,000	57	4,324,243	0.75	8.019	728	75,864	79.11	70.89	9.86
100,001 - 150,000	86	10,828,748	1.89	8.106	693	125,916	78.30	48.64	3.56
150,001 - 200,000	144	25,257,770	4.40	8.206	714	175,401	76.62	29.29	2.07
200,001 - 250,000	155	34,771,735	6.06	8.208	716	224,334	80.02	25.02	1.89
250,001 - 300,000	173	47,496,886	8.27	8.237	716	274,548	79.39	25.83	0.63
300,001 - 350,000	138	45,189,206	7.87	8.306	708	327,458	79.46	28.63	2.22
350,001 - 400,000	118	44,298,872	7.71	8.304	707	375,414	82.08	29.83	0.88
400,001 - 450,000	94	39,571,879	6.89	8.208	702	420,977	79.14	17.00	0.00
450,001 - 500,000	78	36,962,903	6.44	8.141	702	473,883	80.32	19.26	0.00
500,001 - 550,000	65	33,967,190	5.91	8.142	713	522,572	78.71	12.22	1.59
550,001 - 600,000	36	20,598,117	3.59	8.048	717	572,170	79.34	5.56	2.73
600,001 - 650,000	45	28,230,729	4.92	8.181	713	627,350	80.79	17.71	2.27
650,001 - 700,000	33	22,053,644	3.84	8.087	703	668,292	76.31	2.96	0.00
700,001 - 750,000	22	15,876,141	2.76	7.916	734	721,643	75.31	22.98	0.00
750,001 - 800,000	12	9,263,774	1.61	8.023	730	771,981	73.21	0.00	0.00
800,001 - 850,000	6	4,942,281	0.86	7.993	693	823,713	70.69	0.00	0.00
850,001 - 900,000	7	6,149,044	1.07	7.877	726	878,435	74.86	14.53	0.00
900,001 - 950,000	9	8,335,864	1.45	8.034	705	926,207	75.40	11.23	0.00
950,001 - 1,000,000	9	8,783,297	1.53	7.829	692	975,922	72.25	11.03	0.00
1,000,001 - 1,100,000	15	15,614,283	2.72	7.910	715	1,040,952	69.90	0.00	7.04
1,100,001 - 1,200,000	9	10,344,343	1.80	7.453	712	1,149,371	76.36	33.13	22.35
1,200,001 - 1,300,000	7	8,652,914	1.51	7.759	722	1,236,131	78.87	42.51	14.56
1,300,001 - 1,400,000	10	13,349,843	2.32	7.782	721	1,334,984	75.48	9.80	10.03
1,400,001 - 1,500,000	5	7,181,231	1.25	7.887	717	1,436,246	71.48	0.00	0.00
1,500,001 +	24	71,819,747	12.51	8.048	716	2,992,489	65.57	9.26	14.10
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $420,087.

Gross Coupons for the Group 1-1 Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
4.500 - 4.999	4	2,479,824	0.43	4.950	742	619,956	65.41	77.05	0.00
6.500 - 6.999	3	1,025,701	0.18	6.955	743	341,900	72.77	100.00	0.00
7.000 - 7.499	133	58,412,181	10.17	7.321	716	439,189	74.12	19.72	9.00
7.500 - 8.499	900	384,519,252	66.96	8.000	712	427,244	74.91	16.31	4.25
8.500 +	327	127,821,710	22.26	8.894	708	390,892	83.54	25.31	0.00
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

(1)	As of the Cut-off Date, the weighted average gross mortgage rate of the Mortgage Loans was approximately 8.115%.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Gross Margins of the Group 1-1 Mortgage Loans(1)

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2.000 - 2.249	6	3,596,381	0.63	7.024	736	599,397	78.30	52.13	35.04
2.250 - 2.499	55	29,287,551	5.10	7.390	712	532,501	70.42	17.33	29.56
2.500 - 2.749	113	59,489,857	10.36	7.459	717	526,459	73.02	14.16	8.72
2.750 - 2.999	194	93,520,567	16.29	7.649	712	482,065	74.74	9.19	3.71
3.000 - 3.249	204	89,270,938	15.55	7.898	717	437,603	73.19	19.82	1.66
3.250 - 3.499	282	97,368,054	16.96	8.202	709	345,277	77.15	23.90	0.46
3.500 - 3.749	227	93,679,927	16.31	8.412	708	412,687	77.04	16.05	1.17
3.750 - 3.999	136	51,795,313	9.02	8.682	712	380,848	78.61	15.76	0.00
4.000 - 4.249	49	20,106,482	3.50	8.928	690	410,336	84.85	48.48	0.00
4.250 - 4.499	34	11,687,725	2.04	9.202	712	343,757	92.02	35.17	0.00
4.500 - 4.749	64	22,736,882	3.96	9.428	721	355,264	92.44	33.06	0.00
4.750 - 4.999	3	1,718,991	0.30	9.587	672	572,997	89.67	0.00	0.00
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

(1)	As of the Cut-off Date, the non- zero weighted average gross margin of the Mortgage Loans was approximately 3.291%.

Maximum Mortgage Rates of the Group 1-1 Mortgage Loans(1)

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
9.751 - 10.250	762	380,722,799	66.30	7.925	709	499,636	73.79	14.00	3.05
10.251 - 10.750	600	184,454,300	32.12	8.530	718	307,424	83.24	30.48	0.95
10.751 - 11.250	1	8,250,000	1.44	7.625	701	8,250,000	65.48	0.00	100.00
12.751 - 13.250	4	831,569	0.14	7.927	737	207,892	75.57	0.00	0.00
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

(1)	As of the Cut-off Date, the non-zero weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 10.129%.

Periodic Rate Caps of the Group 1-1 Mortgage Loans

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
UNCAPPED	1,366	566,008,669	98.56	8.122	712	414,355	76.87	19.35	2.36
2.000	1	8,250,000	1.44	7.625	701	8,250,000	65.48	0.00	100.00
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

Original Terms to Maturity of the Group 1-1 Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
360	635	266,030,169	46.33	7.996	710	418,945	75.70	21.24	8.12
480	732	308,228,500	53.67	8.218	713	421,077	77.57	17.20	0.00
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

(1)	As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 424 months.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Remaining Terms to Maturity of the Group 1-1 Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
347	3	9,259,879	1.61	7.677	697	3,086,626	66.71	0.00	89.09
348	11	4,448,366	0.77	8.086	689	404,397	78.79	48.06	24.73
350	19	5,126,998	0.89	8.026	687	269,842	72.59	51.75	0.00
351	22	15,419,854	2.69	7.807	736	700,902	70.25	12.17	29.34
352	26	11,261,861	1.96	8.000	656	433,149	74.66	46.64	5.64
353	26	11,009,661	1.92	7.733	717	423,448	75.18	23.58	3.66
354	19	12,766,338	2.22	7.834	702	671,913	68.13	7.79	3.84
355	278	107,323,819	18.69	7.986	715	386,057	77.09	20.54	4.86
356	8	2,383,168	0.41	8.231	708	297,896	82.02	8.16	14.54
357	10	2,934,486	0.51	8.283	679	293,449	75.79	33.35	0.00
358	209	83,032,909	14.46	8.108	711	397,287	76.98	21.39	0.77
359	4	1,062,829	0.19	8.513	722	265,707	88.12	0.00	0.00
467	8	477,411	0.08	8.081	721	59,676	80.00	100.00	0.00
469	16	1,664,759	0.29	8.077	712	104,047	80.00	100.00	0.00
470	2	893,700	0.16	7.438	676	446,850	83.54	0.00	0.00
471	10	3,803,705	0.66	7.918	677	380,370	70.12	7.32	0.00
472	19	10,667,141	1.86	7.997	730	561,428	77.52	20.29	0.00
473	30	10,781,890	1.88	7.537	690	359,396	75.43	34.39	0.00
474	28	28,112,111	4.90	8.233	721	1,004,004	71.69	4.88	0.00
475	313	134,181,106	23.37	8.179	716	428,694	78.65	17.81	0.00
476	6	2,243,124	0.39	8.368	692	373,854	82.96	76.59	0.00
477	9	3,186,625	0.55	8.431	663	354,069	78.67	27.37	0.00
478	286	110,949,609	19.32	8.349	713	387,936	77.86	15.06	0.00
479	5	1,267,320	0.22	9.059	725	253,464	89.13	12.54	0.00
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 420 months.

Months to Next Rate Adjustment of the Group 1-1 Mortgage Loans(1)

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1	1,360	563,100,292	98.06	8.137	712	414,044	76.91	19.03	2.37
4	3	680,236	0.12	5.285	759	226,745	35.41	16.34	0.00
5	3	2,228,141	0.39	5.242	718	742,714	78.81	100.00	0.00
11	1	8,250,000	1.44	7.625	701	8,250,000	65.48	0.00	100.00
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

(1)	As of the Cut-off Date, the non-zero weighted average months to the next rate adjustment of the Mortgage Loans was approximately 1 month.

Rate Adjustment Frequency of the Group 1-1 Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1	1,366	566,008,669	98.56	8.122	712	414,355	76.87	19.35	2.36
12	1	8,250,000	1.44	7.625	701	8,250,000	65.48	0.00	100.00
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Date of Next Rate Change of the Group 1-1 Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
11/1/2007	1	8,250,000	1.44	7.625	701	8,250,000	65.48	0.00	100.00
1/1/2007	1,360	563,100,292	98.06	8.137	712	414,044	76.91	19.03	2.37
4/1/2007	3	680,236	0.12	5.285	759	226,745	35.41	16.34	0.00
5/1/2007	3	2,228,141	0.39	5.242	718	742,714	78.81	100.00	0.00
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

Lien Position of the Group 1-1 Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
First Lien	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

Original and Combined Loan to Value of the Group 1-1 Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
LTV (First Lien)	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76
0.00 - 30.00	6	1,472,920	0.26	6.739	715	245,487	26.99	10.26	0.00
30.01 - 40.00	3	957,550	0.17	8.075	740	319,183	35.76	0.00	0.00
40.01 - 50.00	23	8,948,666	1.56	7.828	738	389,072	46.22	11.96	2.19
50.01 - 55.00	20	12,426,984	2.16	7.937	734	621,349	53.37	0.00	0.00
55.01 - 60.00	29	21,304,065	3.71	7.771	741	734,623	58.16	4.05	0.00
60.01 - 65.00	50	26,641,419	4.64	7.917	699	532,828	63.27	2.44	3.67
65.01 - 70.00	93	71,352,787	12.43	8.092	702	767,234	68.57	7.70	12.00
70.01 - 75.00	247	101,485,626	17.67	8.111	701	410,873	74.00	8.08	4.00
75.01 - 80.00	551	214,180,871	37.30	7.911	717	388,713	79.41	21.78	3.42
80.01 - 85.00	20	7,933,980	1.38	8.556	696	396,699	83.91	13.16	0.00
85.01 - 90.00	212	75,334,621	13.12	8.676	711	355,352	89.64	17.46	0.46
90.01 - 95.00	45	14,037,844	2.44	8.242	690	311,952	94.59	100.00	0.00
95.01 - 99.99	5	1,439,393	0.25	9.401	729	287,879	97.69	100.00	0.00
100.00 +	63	16,741,945	2.92	9.058	738	265,745	100.00	100.00	0.80
CLTV (First Lien)	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76
0.00 - 75.00	465	238,555,736	41.54	8.037	708	513,023	67.23	6.50	4.49
75.01 - 80.00	523	203,116,000	35.37	7.909	716	388,367	79.30	20.22	3.06
80.01 - 85.00	22	8,862,521	1.54	8.445	698	402,842	82.73	22.26	0.00
85.01 - 90.00	241	89,574,540	15.60	8.541	712	371,679	87.90	20.92	3.82
90.01 - 95.00	47	14,856,535	2.59	8.245	690	316,096	93.79	94.49	0.00
95.01 - 100.00	69	19,293,337	3.36	9.011	739	279,614	98.68	94.24	6.46

(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 76.71% and the weighted average Combined Loan-to-Value was approximately 77.19%.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Credit Scores for the Group 1-1 Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 499	10	2,843,694	0.50	7.743	0	284,369	77.85	26.30	61.07
500 - 549	1	3,131,283	0.55	8.827	541	3,131,283	75.00	100.00	0.00
600 - 619	2	380,534	0.07	7.896	615	190,267	74.33	0.00	0.00
620 - 639	66	24,231,242	4.22	8.051	629	367,140	74.17	41.35	0.43
640 - 659	88	32,919,700	5.73	8.013	650	374,087	75.90	26.86	3.13
660 - 679	196	77,132,554	13.43	8.246	669	393,533	77.66	11.60	1.14
680 - 699	231	91,019,370	15.85	8.140	690	394,023	78.34	14.72	0.62
700 - 719	208	96,493,760	16.80	8.052	707	463,912	76.56	17.32	11.63
720 - 739	175	77,124,022	13.43	8.192	729	440,709	77.63	18.06	0.22
740 - 759	157	71,683,540	12.48	8.078	750	456,583	76.12	21.39	5.56
760 - 779	135	59,321,345	10.33	8.015	769	439,417	74.78	15.63	2.13
780 - 799	79	32,854,717	5.72	8.072	789	415,882	76.15	21.25	1.36
800 - 819	19	5,122,908	0.89	8.408	806	269,627	73.77	42.85	3.82
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 712.

Documentation Programs of the Group 1-1 Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Full	360	109,504,996	19.07	8.190	707	304,181	84.37	100.00	1.66
Stated Income	858	411,556,068	71.67	8.089	716	479,669	75.77	0.00	4.81
Stated/Stated	149	53,197,605	9.26	8.161	690	357,031	68.16	0.00	0.00
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

Occupancy Types for the Group 1-1 Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Investor	344	95,863,992	16.69	8.207	719	278,674	75.45	23.09	1.69
Owner Occupied	904	422,352,888	73.55	8.103	708	467,205	76.95	19.28	1.25
Second Home	119	56,041,789	9.76	8.049	728	470,939	76.97	10.63	26.26
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

Property Types for the Group 1-1 Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2-4 Family	67	23,501,098	4.09	8.223	703	350,763	74.88	21.97	1.24
CO-OP	4	818,358	0.14	7.343	650	204,589	75.24	38.41	0.00
Condominium	166	48,797,818	8.50	8.280	715	293,963	81.33	24.04	2.93
PUD	300	132,609,837	23.09	8.086	716	442,033	78.31	19.82	2.49
Single Family	830	368,531,558	64.18	8.098	711	444,014	75.64	17.91	4.50
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Loan Purpose of the Group 1-1 Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Cash Out Refinance	667	287,615,408	50.08	7.993	711	431,208	71.95	14.65	3.93
Purchase	453	189,591,407	33.01	8.231	721	418,524	82.58	27.49	4.91
Rate/Term Refinance	247	97,051,854	16.90	8.250	697	392,922	79.32	15.71	1.01
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

Geographic Distribution of the Mortgaged Properties for the Group 1-1 Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Alabama	2	347,364	0.06	8.746	721	173,682	91.37	100.00	0.00
Alaska	3	695,805	0.12	8.494	719	231,935	90.69	39.87	0.00
Arizona	71	25,132,351	4.38	8.106	716	353,977	77.28	20.12	0.00
California	420	224,043,049	39.01	8.112	709	533,436	74.74	11.15	3.93
Colorado	17	11,797,396	2.05	8.071	745	693,964	70.33	10.27	2.54
Connecticut	9	4,718,673	0.82	7.950	735	524,297	70.70	12.19	0.00
Delaware	2	647,796	0.11	8.320	719	323,898	86.02	0.00	0.00
District of Columbia	8	4,267,389	0.74	8.357	705	533,424	77.00	0.00	0.00
Florida	280	107,690,731	18.75	8.237	709	384,610	78.36	17.77	3.83
Georgia	22	7,474,339	1.30	7.544	720	339,743	79.71	28.67	41.14
Hawaii	5	3,366,883	0.59	7.656	698	673,377	67.05	15.16	0.00
Idaho	3	957,075	0.17	8.248	714	319,025	85.38	0.00	0.00
Illinois	45	15,355,157	2.67	8.021	709	341,226	75.46	27.22	0.00
Indiana	2	381,148	0.07	7.980	701	190,574	92.88	70.75	0.00
Kentucky	34	2,963,087	0.52	8.061	702	87,150	80.18	90.15	0.00
Maryland	40	14,422,793	2.51	8.120	712	360,570	80.21	24.78	0.00
Massachusetts	31	12,401,875	2.16	8.152	696	400,060	79.94	31.54	0.00
Michigan	13	3,469,500	0.60	7.228	701	266,885	76.84	46.24	4.31
Minnesota	10	1,964,873	0.34	8.586	727	196,487	81.57	56.80	0.00
Missouri	4	592,280	0.10	8.407	719	148,070	84.22	24.96	0.00
Nevada	39	12,591,978	2.19	8.357	709	322,871	82.21	37.80	0.00
New Jersey	19	8,840,243	1.54	7.933	703	465,276	81.37	17.41	12.44
New Mexico	4	1,885,808	0.33	7.922	689	471,452	81.11	0.00	0.00
New York	54	30,910,892	5.38	7.965	714	572,424	71.88	13.67	8.42
North Carolina	33	6,947,663	1.21	8.055	722	210,535	77.98	46.67	3.99
Ohio	6	1,405,924	0.24	7.976	706	234,321	84.23	66.90	0.00
Oklahoma	1	103,350	0.02	7.572	620	103,350	65.41	0.00	100.00
Oregon	29	10,128,948	1.76	7.858	722	349,274	78.76	14.40	0.00
Pennsylvania	8	1,771,300	0.31	7.995	718	221,412	82.65	61.49	9.53
Rhode Island	3	1,003,077	0.17	7.829	655	334,359	78.78	71.66	0.00
South Carolina	10	3,206,247	0.56	8.174	731	320,625	79.37	40.24	0.00
South Dakota	1	158,861	0.03	8.867	706	158,861	100.00	100.00	0.00
Tennessee	2	381,175	0.07	8.702	731	190,587	90.18	100.00	0.00
Texas	6	1,313,450	0.23	8.342	710	218,908	86.01	70.31	29.69
Utah	8	4,336,212	0.76	8.110	727	542,026	78.45	29.56	0.00
Vermont	2	497,896	0.09	8.300	705	248,948	95.92	59.18	0.00
Virginia	64	23,345,684	4.07	8.203	724	364,776	81.35	30.86	1.48
Washington	51	21,257,958	3.70	8.131	717	416,823	78.91	35.93	0.00
Wisconsin	6	1,482,439	0.26	8.209	711	247,073	79.77	43.18	9.98
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Debt to Income Ratios of the Group 1-1 Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0.00 - 10.00	28	8,430,934	1.47	8.034	702	301,105	72.82	14.82	12.48
10.01 - 15.00	52	28,703,082	5.00	8.075	731	551,982	72.40	7.92	3.54
15.01 - 20.00	196	85,642,896	14.91	8.104	709	436,954	75.42	20.97	5.33
20.01 - 25.00	245	116,185,070	20.23	8.089	713	474,225	75.69	8.46	0.59
25.01 - 30.00	272	134,422,630	23.41	8.103	714	494,201	74.96	13.74	8.08
30.01 - 35.00	287	109,202,923	19.02	8.102	708	380,498	79.63	24.19	1.43
35.01 - 40.00	184	59,427,284	10.35	8.194	708	322,974	80.10	36.89	1.28
40.01 - 45.00	71	21,459,872	3.74	8.319	711	302,252	80.16	31.59	5.13
45.01 - 50.00	19	6,701,581	1.17	8.030	720	352,715	79.42	45.83	0.00
50.01 - 55.00	6	2,032,928	0.35	8.166	701	338,821	77.00	54.86	0.00
55.01 - 60.00	1	297,600	0.05	8.277	689	297,600	75.00	0.00	0.00
60.01 - 65.00	1	212,291	0.04	8.377	676	212,291	75.00	0.00	0.00
65.01 - 70.00	1	285,866	0.05	9.177	683	285,866	90.00	0.00	0.00
70.01 - 80.00	1	124,114	0.02	7.697	684	124,114	80.00	100.00	0.00
80.01 - 90.00	2	724,063	0.13	7.741	721	362,032	80.00	38.90	0.00
100.00 +	1	405,533	0.07	8.327	720	405,533	72.73	0.00	0.00
TOTAL	1,367	574,258,669	100.00	8.115	712	420,087	76.71	19.07	3.76

Current Principle Balances for the Group 1-2 Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
50,001 - 100,000	8	639,612	0.50	7.826	715	79,951	61.99	90.43	100.00
100,001 - 150,000	26	3,296,611	2.59	8.189	712	126,793	85.77	81.26	100.00
150,001 - 200,000	46	8,154,266	6.40	8.160	716	177,267	84.54	59.34	100.00
200,001 - 250,000	50	11,058,807	8.68	7.995	705	221,176	78.71	44.10	100.00
250,001 - 300,000	45	12,216,236	9.59	7.903	709	271,472	79.28	42.22	100.00
300,001 - 350,000	42	13,602,650	10.68	7.890	708	323,873	80.88	47.27	100.00
350,001 - 400,000	35	13,026,782	10.23	7.905	718	372,194	84.75	34.54	100.00
400,001 - 450,000	17	7,194,712	5.65	8.075	726	423,218	85.39	48.18	100.00
450,001 - 500,000	14	6,697,420	5.26	7.704	722	478,387	83.20	35.88	100.00
500,001 - 550,000	17	8,763,269	6.88	8.062	715	515,486	82.18	40.48	100.00
550,001 - 600,000	4	2,303,269	1.81	7.503	658	575,817	72.44	24.79	100.00
600,001 - 650,000	9	5,618,080	4.41	7.855	718	624,231	80.28	22.70	100.00
650,001 - 700,000	4	2,693,924	2.12	7.531	730	673,481	77.95	0.00	100.00
700,001 - 750,000	3	2,150,689	1.69	8.450	693	716,896	69.43	33.19	100.00
750,001 - 800,000	1	760,059	0.60	7.250	666	760,059	71.43	0.00	100.00
800,001 - 850,000	1	804,348	0.63	7.250	802	804,348	69.26	100.00	100.00
850,001 - 900,000	1	863,318	0.68	8.625	721	863,318	94.94	100.00	100.00
900,001 - 950,000	2	1,846,883	1.45	7.500	751	923,441	64.94	0.00	100.00
1,000,001 - 1,100,000	3	3,158,518	2.48	7.577	711	1,052,839	78.09	0.00	100.00
1,100,001 - 1,200,000	1	1,139,627	0.89	7.750	671	1,139,627	75.00	100.00	100.00
1,400,001 - 1,500,000	3	4,424,043	3.47	7.671	719	1,474,681	75.80	0.00	100.00
1,500,001 +	7	16,950,788	13.31	7.898	696	2,421,541	72.74	54.51	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $375,705.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Gross Coupons for the Group 1-2 Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
6.500 - 6.999	16	6,894,727	5.41	6.834	705	430,920	75.92	25.43	100.00
7.000 - 7.499	52	20,813,122	16.34	7.235	717	400,252	74.25	49.95	100.00
7.500 - 8.499	197	71,543,337	56.17	7.876	716	363,164	78.21	31.39	100.00
8.500 +	74	28,112,722	22.07	8.753	697	379,902	87.93	65.73	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

(1)	As of the Cut-off Date, the weighted average gross mortgage rate of the Mortgage Loans was approximately 7.908%.

Gross Margins of the Group 1-2 Mortgage Loans(1)

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
3.250 - 3.499	200	75,786,046	59.50	7.665	711	378,930	74.15	24.95	100.00
3.500 - 3.749	12	10,899,434	8.56	7.600	707	908,286	75.72	58.08	100.00
3.750 - 3.999	19	8,709,240	6.84	8.219	679	458,381	80.82	92.34	100.00
4.000 - 4.249	45	13,718,953	10.77	8.338	712	304,866	91.00	44.44	100.00
4.250 - 4.499	55	15,310,122	12.02	8.558	731	278,366	96.88	73.81	100.00
4.500 - 4.749	8	2,940,114	2.31	9.018	708	367,514	86.94	81.93	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

(1)	As of the Cut-off Date, the non-zero weighted average gross margin of the Mortgage Loans was approximately 3.585%.

Maximum Mortgage Rates of the Group 1-2 Mortgage Loans(1)

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
9.751 - 10.250	2	552,842	0.43	8.535	738	276,421	90.93	54.65	100.00
12.751 - 13.250	337	126,811,067	99.57	7.906	711	376,294	79.53	41.62	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

(1)	As of the Cut-off Date, the non-zero weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 12.937%.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Periodic Rate Caps of the Group 1-2 Mortgage Loans

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
UNCAPPED	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

Original Terms to Maturity of the Group 1-2 Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
360	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

(1)	As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Group 1-2 Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
353	1	546,734	0.43	6.625	750	546,734	80.00	0.00	100.00
354	87	30,039,729	23.59	7.984	716	345,284	82.94	46.27	100.00
355	203	78,254,268	61.44	7.855	714	385,489	78.82	37.97	100.00
356	2	553,754	0.43	8.142	673	276,877	86.82	59.11	100.00
357	1	449,579	0.35	8.750	708	449,579	100.00	100.00	100.00
358	45	17,519,846	13.76	8.028	693	389,330	76.47	49.63	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 355 months.

Months to Next Rate Adjustment of the Group 1-2 Mortgage Loans(1)

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
53	1	546,734	0.43	6.625	750	546,734	80.00	0.00	100.00
54	87	30,039,729	23.59	7.984	716	345,284	82.94	46.27	100.00
55	203	78,254,268	61.44	7.855	714	385,489	78.82	37.97	100.00
56	2	553,754	0.43	8.142	673	276,877	86.82	59.11	100.00
57	1	449,579	0.35	8.750	708	449,579	100.00	100.00	100.00
58	45	17,519,846	13.76	8.028	693	389,330	76.47	49.63	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

(1)	As of the Cut-off Date, the non-zero weighted average months to the next rate adjustment of the Mortgage Loans was approximately 55 months.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Rate Adjustment Frequency of the Group 1-2 Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

Date of Next Rate Change of the Group 1-2 Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
5/1/2011	1	546,734	0.43	6.625	750	546,734	80.00	0.00	100.00
6/1/2011	87	30,039,729	23.59	7.984	716	345,284	82.94	46.27	100.00
7/1/2011	203	78,254,268	61.44	7.855	714	385,489	78.82	37.97	100.00
8/1/2011	2	553,754	0.43	8.142	673	276,877	86.82	59.11	100.00
9/1/2011	1	449,579	0.35	8.750	708	449,579	100.00	100.00	100.00
10/1/2011	45	17,519,846	13.76	8.028	693	389,330	76.47	49.63	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

Lien Position of the Group 1-2 Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
First Lien	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Original and Combined Loan to Value of the Group 1-2 Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
LTV (First Lien)	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00
0.00 - 30.00	3	423,594	0.33	7.436	746	141,198	24.21	100.00	100.00
30.01 - 40.00	5	973,418	0.76	7.233	717	194,684	37.87	42.71	100.00
40.01 - 50.00	6	1,261,570	0.99	7.722	726	210,262	47.89	10.98	100.00
50.01 - 55.00	5	2,663,040	2.09	8.215	710	532,608	53.05	57.92	100.00
55.01 - 60.00	7	2,144,845	1.68	7.510	709	306,406	59.22	36.19	100.00
60.01 - 65.00	8	6,690,323	5.25	7.846	712	836,290	64.17	3.64	100.00
65.01 - 70.00	23	10,048,654	7.89	7.932	663	436,898	68.99	57.34	100.00
70.01 - 75.00	32	18,839,423	14.79	7.644	710	588,732	73.93	37.57	100.00
75.01 - 80.00	119	45,251,916	35.53	7.622	712	380,268	79.52	21.76	100.00
80.01 - 85.00	10	2,376,761	1.87	7.796	697	237,676	83.70	59.53	100.00
85.01 - 90.00	50	17,597,915	13.82	8.412	725	351,958	89.62	36.08	100.00
90.01 - 95.00	24	6,960,113	5.46	8.353	703	290,005	94.84	100.00	100.00
95.01 - 99.99	3	1,302,158	1.02	8.444	725	434,053	97.70	100.00	100.00
100.00 +	44	10,830,177	8.50	8.540	736	246,140	100.00	100.00	100.00
CLTV (First Lien)	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00
0.00 - 75.00	88	42,967,571	33.74	7.762	700	488,268	67.16	37.94	100.00
75.01 - 80.00	117	44,363,669	34.83	7.612	711	379,177	79.51	22.20	100.00
80.01 - 85.00	10	2,376,761	1.87	7.796	697	237,676	83.70	59.53	100.00
85.01 - 90.00	53	18,563,458	14.58	8.397	726	350,254	89.07	34.62	100.00
90.01 - 95.00	24	6,960,113	5.46	8.353	703	290,005	94.84	100.00	100.00
95.01 - 100.00	47	12,132,335	9.53	8.530	735	258,135	99.75	100.00	100.00

(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 79.58% and the weighted average Combined Loan-to-Value was approximately 79.67%.

Credit Scores for the Group 1-2 Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 499	3	584,494	0.46	8.755	0	194,831	100.00	100.00	100.00
600 - 619	1	210,602	0.17	7.500	619	210,602	70.00	0.00	100.00
620 - 639	20	9,539,770	7.49	8.118	626	476,989	72.79	69.44	100.00
640 - 659	25	7,376,213	5.79	8.037	650	295,049	74.30	33.39	100.00
660 - 679	39	14,597,429	11.46	7.962	669	374,293	79.26	31.51	100.00
680 - 699	46	17,733,300	13.92	7.820	691	385,507	78.02	26.80	100.00
700 - 719	51	20,562,047	16.14	7.929	707	403,177	82.01	56.50	100.00
720 - 739	59	22,772,797	17.88	7.941	728	385,980	81.23	43.05	100.00
740 - 759	42	14,734,366	11.57	7.781	749	350,818	82.89	34.94	100.00
760 - 779	25	8,249,628	6.48	7.960	771	329,985	79.77	29.28	100.00
780 - 799	22	8,982,675	7.05	7.760	791	408,303	81.03	41.65	100.00
800 - 819	6	2,020,586	1.59	7.425	804	336,764	67.62	66.10	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 711.

Documentation Programs of the Group 1-2 Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Full	158	53,085,006	41.68	8.034	708	335,981	83.66	100.00	100.00
Stated Income	181	74,278,903	58.32	7.818	713	410,381	76.67	0.00	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Occupancy Types for the Group 1-2 Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Owner Occupied	298	110,368,146	86.66	7.892	708	370,363	79.76	45.32	100.00
Second Home	41	16,995,762	13.34	8.011	730	414,531	78.46	18.04	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

Property Types for the Group 1-2 Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2-4 Family	5	2,198,029	1.73	8.576	688	439,606	76.90	77.87	100.00
CO-OP	2	579,016	0.45	7.845	705	289,508	94.98	100.00	100.00
Condominium	43	14,633,707	11.49	7.857	720	340,319	79.92	34.85	100.00
PUD	75	30,969,588	24.32	7.911	711	412,928	81.27	31.09	100.00
Single Family	214	78,983,569	62.01	7.899	710	369,082	78.82	45.66	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

Loan Purpose of the Group 1-2 Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Cash Out Refinance	161	56,740,083	44.55	7.730	708	352,423	72.91	33.11	100.00
Purchase	131	53,697,529	42.16	8.037	716	409,905	86.25	55.38	100.00
Rate/Term Refinance	47	16,926,296	13.29	8.098	706	360,134	80.81	26.93	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Geographic Distribution of the Mortgaged Properties for the Group 1-2 Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Alabama	2	212,774	0.17	7.880	757	106,387	91.20	100.00	100.00
Alaska	1	249,400	0.20	7.375	739	249,400	80.00	100.00	100.00
Arizona	19	8,040,940	6.31	8.297	725	423,207	83.72	46.21	100.00
California	67	28,366,697	22.27	7.867	708	423,384	76.94	21.49	100.00
Colorado	10	2,966,867	2.33	8.283	739	296,687	89.05	61.38	100.00
Connecticut	2	966,195	0.76	7.925	696	483,097	77.96	0.00	100.00
Delaware	1	301,574	0.24	7.250	640	301,574	82.04	100.00	100.00
Florida	42	16,897,015	13.27	8.071	693	402,310	76.51	32.85	100.00
Georgia	1	185,677	0.15	7.375	709	185,677	47.12	0.00	100.00
Idaho	2	634,215	0.50	7.502	697	317,108	60.40	100.00	100.00
Illinois	11	2,658,390	2.09	8.048	713	241,672	86.57	61.50	100.00
Louisiana	1	104,932	0.08	7.125	695	104,932	75.00	0.00	100.00
Maryland	32	12,457,041	9.78	7.625	723	389,283	78.58	42.06	100.00
Massachusetts	9	2,990,059	2.35	7.952	728	332,229	84.41	66.84	100.00
Michigan	2	177,633	0.14	8.316	660	88,816	79.27	100.00	100.00
Minnesota	16	4,437,510	3.48	8.321	705	277,344	88.92	66.38	100.00
Missouri	3	544,017	0.43	7.684	672	181,339	75.38	14.21	100.00
Montana	2	306,417	0.24	8.171	751	153,209	82.98	0.00	100.00
Nevada	12	3,758,876	2.95	8.049	737	313,240	80.93	39.93	100.00
New Jersey	7	5,762,441	4.52	7.364	714	823,206	72.16	73.02	100.00
New Mexico	1	202,954	0.16	7.500	707	202,954	80.00	0.00	100.00
New York	5	1,851,000	1.45	8.496	683	370,200	71.44	65.25	100.00
North Carolina	8	2,879,928	2.26	7.709	733	359,991	82.70	50.36	100.00
Ohio	6	1,053,304	0.83	8.172	718	175,551	91.63	75.57	100.00
Oregon	9	4,123,992	3.24	7.986	730	458,221	78.01	31.99	100.00
Pennsylvania	7	1,853,407	1.46	7.643	727	264,772	78.06	51.35	100.00
Rhode Island	2	1,373,496	1.08	7.814	680	686,748	76.32	100.00	100.00
South Carolina	9	4,955,281	3.89	7.742	710	550,587	78.06	32.76	100.00
South Dakota	2	377,141	0.30	8.375	702	188,571	97.49	100.00	100.00
Tennessee	4	835,321	0.66	8.341	746	208,830	95.62	56.19	100.00
Texas	6	1,389,641	1.09	8.495	685	231,607	89.18	86.84	100.00
Utah	1	332,149	0.26	7.000	721	332,149	80.00	100.00	100.00
Virginia	28	11,741,012	9.22	7.718	699	419,322	81.67	34.62	100.00
Washington	8	2,074,465	1.63	7.918	729	259,308	84.37	60.13	100.00
Wisconsin	1	302,148	0.24	8.875	776	302,148	100.00	100.00	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

Debt to Income Ratios of the Group 1-2 Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0.00 - 10.00	2	460,927	0.36	7.296	754	230,464	78.16	0.00	100.00
10.01 - 15.00	17	8,690,787	6.82	7.671	691	511,223	73.35	44.15	100.00
15.01 - 20.00	33	16,015,206	12.57	8.061	701	485,309	74.41	35.54	100.00
20.01 - 25.00	56	21,804,556	17.12	7.908	719	389,367	79.93	31.57	100.00
25.01 - 30.00	66	23,948,550	18.80	7.783	709	362,857	80.00	34.73	100.00
30.01 - 35.00	68	25,607,843	20.11	7.872	724	376,586	79.17	37.83	100.00
35.01 - 40.00	63	20,448,244	16.05	7.998	707	324,575	83.36	55.51	100.00
40.01 - 45.00	28	8,699,658	6.83	8.069	707	310,702	83.74	67.05	100.00
45.01 - 50.00	5	1,493,029	1.17	8.273	708	298,606	88.70	86.37	100.00
50.01 - 55.00	1	195,107	0.15	8.250	742	195,107	100.00	100.00	100.00
TOTAL	339	127,363,909	100.00	7.908	711	375,705	79.58	41.68	100.00

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Current Principle Balances for the Group 1 Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 50,000	10	393,983	0.06	8.072	697	39,398	78.30	87.92	8.88
50,001 - 100,000	65	4,963,854	0.71	7.994	726	76,367	76.90	73.41	21.48
100,001 - 150,000	112	14,125,359	2.01	8.126	698	126,119	80.04	56.25	26.07
150,001 - 200,000	190	33,412,036	4.76	8.195	715	175,853	78.55	36.62	25.97
200,001 - 250,000	205	45,830,542	6.53	8.157	713	223,564	79.71	29.63	25.56
250,001 - 300,000	218	59,713,122	8.51	8.169	715	273,913	79.37	29.19	20.96
300,001 - 350,000	180	58,791,855	8.38	8.210	708	326,621	79.79	32.94	24.84
350,001 - 400,000	153	57,325,655	8.17	8.213	710	374,677	82.69	30.90	23.40
400,001 - 450,000	111	46,766,592	6.67	8.187	706	421,321	80.10	21.80	15.38
450,001 - 500,000	92	43,660,323	6.22	8.074	705	474,569	80.76	21.81	15.34
500,001 - 550,000	82	42,730,460	6.09	8.126	714	521,103	79.42	18.01	21.77
550,001 - 600,000	40	22,901,386	3.26	7.993	711	572,535	78.64	7.50	12.51
600,001 - 650,000	54	33,848,810	4.82	8.127	713	626,830	80.70	18.54	18.49
650,001 - 700,000	37	24,747,567	3.53	8.026	706	668,853	76.49	2.64	10.89
700,001 - 750,000	25	18,026,830	2.57	7.980	729	721,073	74.61	24.19	11.93
750,001 - 800,000	13	10,023,833	1.43	7.964	725	771,064	73.08	0.00	7.58
800,001 - 850,000	7	5,746,628	0.82	7.889	709	820,947	70.49	14.00	14.00
850,001 - 900,000	8	7,012,362	1.00	7.969	726	876,545	77.33	25.05	12.31
900,001 - 950,000	11	10,182,747	1.45	7.937	713	925,704	73.50	9.20	18.14
950,001 - 1,000,000	9	8,783,297	1.25	7.829	692	975,922	72.25	11.03	0.00
1,000,001 - 1,100,000	18	18,772,801	2.68	7.854	714	1,042,933	71.28	0.00	22.68
1,100,001 - 1,200,000	10	11,483,970	1.64	7.483	708	1,148,397	76.23	39.77	30.06
1,200,001 - 1,300,000	7	8,652,914	1.23	7.759	722	1,236,131	78.87	42.51	14.56
1,300,001 - 1,400,000	10	13,349,843	1.90	7.782	721	1,334,984	75.48	9.80	10.03
1,400,001 - 1,500,000	8	11,605,274	1.65	7.805	717	1,450,659	73.13	0.00	38.12
1,500,001 +	31	88,770,535	12.65	8.020	712	2,863,566	66.94	17.90	30.50
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $411,268.

Gross Coupons for the Group 1 Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
4.500 - 4.999	4	2,479,824	0.35	4.950	742	619,956	65.41	77.05	0.00
6.500 - 6.999	19	7,920,428	1.13	6.850	710	416,865	75.51	35.09	87.05
7.000 - 7.499	185	79,225,304	11.29	7.299	716	428,245	74.16	27.66	32.91
7.500 - 8.499	1,097	456,062,589	65.00	7.981	713	415,736	75.43	18.67	19.27
8.500 +	401	155,934,432	22.22	8.868	706	388,864	84.33	32.60	18.03
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

(1)	As of the Cut-off Date, the weighted average gross mortgage rate of the Mortgage Loans was approximately 8.077%.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Gross Margins of the Group 1 Mortgage Loans(1)

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2.000 - 2.249	6	3,596,381	0.51	7.024	736	599,397	78.30	52.13	35.04
2.250 - 2.499	55	29,287,551	4.17	7.390	712	532,501	70.42	17.33	29.56
2.500 - 2.749	113	59,489,857	8.48	7.459	717	526,459	73.02	14.16	8.72
2.750 - 2.999	194	93,520,567	13.33	7.649	712	482,065	74.74	9.19	3.71
3.000 - 3.249	204	89,270,938	12.72	7.898	717	437,603	73.19	19.82	1.66
3.250 - 3.499	482	173,154,100	24.68	7.967	710	359,241	75.84	24.36	44.03
3.500 - 3.749	239	104,579,361	14.91	8.328	708	437,571	76.90	20.43	11.47
3.750 - 3.999	155	60,504,553	8.62	8.615	707	390,352	78.92	26.78	14.39
4.000 - 4.249	94	33,825,435	4.82	8.689	699	359,845	87.34	46.84	40.56
4.250 - 4.499	89	26,997,847	3.85	8.836	722	303,347	94.77	57.08	56.71
4.500 - 4.749	72	25,676,996	3.66	9.382	719	356,625	91.81	38.65	11.45
4.750 - 4.999	3	1,718,991	0.25	9.587	672	572,997	89.67	0.00	0.00
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

(1)	As of the Cut-off Date, the non-zero weighted average gross margin of the Mortgage Loans was approximately 3.344%.

Maximum Mortgage Rates of the Group 1 Mortgage Loans(1)

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
9.751 - 10.250	764	381,275,641	54.34	7.926	709	499,052	73.81	14.06	3.19
10.251 - 10.750	600	184,454,300	26.29	8.530	718	307,424	83.24	30.48	0.95
10.751 - 11.250	1	8,250,000	1.18	7.625	701	8,250,000	65.48	0.00	100.00
12.751 - 13.250	341	127,642,636	18.19	7.906	711	374,319	79.51	41.35	99.35
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

(1)	As of the Cut-off Date, the non-zero weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 10.639%.

Periodic Rate Caps of the Group 1 Mortgage Loans

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
99	1,705	693,372,577	98.82	8.083	712	406,670	77.37	23.45	20.29
2	1	8,250,000	1.18	7.625	701	8,250,000	65.48	0.00	100.00
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

Original Terms to Maturity of the Group 1 Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
360	974	393,394,078	56.07	7.967	710	403,895	76.96	27.85	37.87
480	732	308,228,500	43.93	8.218	713	421,077	77.57	17.20	0.00
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

(1)	As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 413 months.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Remaining Terms to Maturity of the Group 1 Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
347	3	9,259,879	1.32	7.677	697	3,086,626	66.71	0.00	89.09
348	11	4,448,366	0.63	8.086	689	404,397	78.79	48.06	24.73
350	19	5,126,998	0.73	8.026	687	269,842	72.59	51.75	0.00
351	22	15,419,854	2.20	7.807	736	700,902	70.25	12.17	29.34
352	26	11,261,861	1.61	8.000	656	433,149	74.66	46.64	5.64
353	27	11,556,395	1.65	7.681	718	428,015	75.41	22.46	8.22
354	106	42,806,066	6.10	7.939	712	403,831	78.52	34.80	71.32
355	481	185,578,087	26.45	7.930	714	385,817	77.82	27.89	44.98
356	10	2,936,922	0.42	8.214	702	293,692	82.92	17.77	30.65
357	11	3,384,065	0.48	8.345	683	307,642	79.01	42.21	13.29
358	254	100,552,755	14.33	8.094	708	395,877	76.89	26.31	18.06
359	4	1,062,829	0.15	8.513	722	265,707	88.12	0.00	0.00
467	8	477,411	0.07	8.081	721	59,676	80.00	100.00	0.00
469	16	1,664,759	0.24	8.077	712	104,047	80.00	100.00	0.00
470	2	893,700	0.13	7.438	676	446,850	83.54	0.00	0.00
471	10	3,803,705	0.54	7.918	677	380,370	70.12	7.32	0.00
472	19	10,667,141	1.52	7.997	730	561,428	77.52	20.29	0.00
473	30	10,781,890	1.54	7.537	690	359,396	75.43	34.39	0.00
474	28	28,112,111	4.01	8.233	721	1,004,004	71.69	4.88	0.00
475	313	134,181,106	19.12	8.179	716	428,694	78.65	17.81	0.00
476	6	2,243,124	0.32	8.368	692	373,854	82.96	76.59	0.00
477	9	3,186,625	0.45	8.431	663	354,069	78.67	27.37	0.00
478	286	110,949,609	15.81	8.349	713	387,936	77.86	15.06	0.00
479	5	1,267,320	0.18	9.059	725	253,464	89.13	12.54	0.00
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 408 months.

Months to Next Rate Adjustment of the Group 1 Mortgage Loans(1)

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1	1,360	563,100,292	80.26	8.137	712	414,044	76.91	19.03	2.37
4	3	680,236	0.10	5.285	759	226,745	35.41	16.34	0.00
5	3	2,228,141	0.32	5.242	718	742,714	78.81	100.00	0.00
11	1	8,250,000	1.18	7.625	701	8,250,000	65.48	0.00	100.00
53	1	546,734	0.08	6.625	750	546,734	80.00	0.00	100.00
54	87	30,039,729	4.28	7.984	716	345,284	82.94	46.27	100.00
55	203	78,254,268	11.15	7.855	714	385,489	78.82	37.97	100.00
56	2	553,754	0.08	8.142	673	276,877	86.82	59.11	100.00
57	1	449,579	0.06	8.750	708	449,579	100.00	100.00	100.00
58	45	17,519,846	2.50	8.028	693	389,330	76.47	49.63	100.00
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

(1)	As of the Cut-off Date, the non-zero weighted average months to the next rate adjustment of the Mortgage Loans was approximately 11 months.

Rate Adjustment Frequency of the Group 1 Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1	1,705	693,372,577	98.82	8.083	712	406,670	77.37	23.45	20.29
12	1	8,250,000	1.18	7.625	701	8,250,000	65.48	0.00	100.00
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Date of Next Rate Change of the Group 1 Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1/1/2007	1,360	563,100,292	80.26	8.137	712	414,044	76.91	19.03	2.37
4/1/2007	3	680,236	0.10	5.285	759	226,745	35.41	16.34	0.00
5/1/2007	3	2,228,141	0.32	5.242	718	742,714	78.81	100.00	0.00
11/1/2007	1	8,250,000	1.18	7.625	701	8,250,000	65.48	0.00	100.00
5/1/2011	1	546,734	0.08	6.625	750	546,734	80.00	0.00	100.00
6/1/2011	87	30,039,729	4.28	7.984	716	345,284	82.94	46.27	100.00
7/1/2011	203	78,254,268	11.15	7.855	714	385,489	78.82	37.97	100.00
8/1/2011	2	553,754	0.08	8.142	673	276,877	86.82	59.11	100.00
9/1/2011	1	449,579	0.06	8.750	708	449,579	100.00	100.00	100.00
10/1/2011	45	17,519,846	2.50	8.028	693	389,330	76.47	49.63	100.00
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

Lien Position of the Group 1 Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
First Lien	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

Original and Combined Loan to Value of the Group 1 Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
LTV (First Lien)	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23
0.00 - 30.00	9	1,896,514	0.27	6.894	722	210,724	26.37	30.30	22.34
30.01 - 40.00	8	1,930,968	0.28	7.651	729	241,371	36.82	21.53	50.41
40.01 - 50.00	29	10,210,237	1.46	7.815	737	352,077	46.43	11.84	14.27
50.01 - 55.00	25	15,090,024	2.15	7.986	729	603,601	53.31	10.22	17.65
55.01 - 60.00	36	23,448,910	3.34	7.747	738	651,359	58.25	6.99	9.15
60.01 - 65.00	58	33,331,742	4.75	7.903	702	574,685	63.45	2.68	23.00
65.01 - 70.00	116	81,401,441	11.60	8.072	697	701,737	68.62	13.83	22.86
70.01 - 75.00	279	120,325,049	17.15	8.038	702	431,273	73.99	12.70	19.03
75.01 - 80.00	670	259,432,787	36.98	7.860	716	387,213	79.43	21.78	20.26
80.01 - 85.00	30	10,310,741	1.47	8.381	696	343,691	83.86	23.85	23.05
85.01 - 90.00	262	92,932,536	13.25	8.626	713	354,704	89.64	20.98	19.31
90.01 - 95.00	69	20,997,958	2.99	8.279	694	304,318	94.67	100.00	33.15
95.01 - 99.99	8	2,741,551	0.39	8.946	727	342,694	97.69	100.00	47.50
100.00 +	107	27,572,121	3.93	8.855	738	257,683	100.00	100.00	39.76
CLTV (First Lien)	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23
0.00 - 75.00	553	281,523,307	40.12	7.995	706	509,084	67.22	11.30	19.07
75.01 - 80.00	640	247,479,669	35.27	7.856	716	386,687	79.34	20.57	20.44
80.01 - 85.00	32	11,239,283	1.60	8.308	698	351,228	82.93	30.14	21.15
85.01 - 90.00	294	108,137,998	15.41	8.516	715	367,816	88.10	23.27	20.33
90.01 - 95.00	71	21,816,649	3.11	8.279	694	307,277	94.12	96.25	31.90
95.01 - 100.00	116	31,425,672	4.48	8.825	737	270,911	99.09	96.46	42.57

(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.23% and the weighted average Combined Loan-to-Value was approximately 77.64%.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Credit Scores for the Group 1 Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 499	13	3,428,187	0.49	7.916	0	263,707	81.62	38.87	67.71
500 - 549	1	3,131,283	0.45	8.827	541	3,131,283	75.00	100.00	0.00
600 - 619	3	591,136	0.08	7.755	617	197,045	72.79	0.00	35.63
620 - 639	86	33,771,012	4.81	8.070	628	392,686	73.78	49.29	28.55
640 - 659	113	40,295,913	5.74	8.018	650	356,601	75.61	28.05	20.86
660 - 679	235	91,729,983	13.07	8.201	669	390,340	77.91	14.77	16.87
680 - 699	277	108,752,671	15.50	8.088	690	392,609	78.29	16.69	16.82
700 - 719	259	117,055,807	16.68	8.030	707	451,953	77.52	24.20	27.16
720 - 739	234	99,896,819	14.24	8.135	728	426,909	78.45	23.75	22.97
740 - 759	199	86,417,907	12.32	8.028	749	434,261	77.28	23.70	21.67
760 - 779	160	67,570,974	9.63	8.008	769	422,319	75.39	17.29	14.08
780 - 799	101	41,837,392	5.96	8.005	789	414,232	77.20	25.63	22.54
800 - 819	25	7,143,494	1.02	8.130	805	285,740	72.03	49.43	31.03
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 712.

Documentation Programs of the Group 1 Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Full	518	162,590,001	23.17	8.139	707	313,880	84.14	100.00	33.77
Stated Income	1,039	485,834,971	69.24	8.048	716	467,599	75.91	0.00	19.36
Stated/Stated	149	53,197,605	7.58	8.161	690	357,031	68.16	0.00	0.00
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

Occupancy Types for the Group 1 Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Investor	344	95,863,992	13.66	8.207	719	278,674	75.45	23.09	1.69
Owner Occupied	1,202	532,721,035	75.93	8.059	708	443,196	77.54	24.67	21.71
Second Home	160	73,037,551	10.41	8.040	728	456,485	77.32	12.36	43.42
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

Property Types for the Group 1 Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2-4 Family	72	25,699,127	3.66	8.253	702	356,932	75.05	26.75	9.69
CO-OP	6	1,397,374	0.20	7.551	673	232,896	83.42	63.93	41.44
Condominium	209	63,431,525	9.04	8.183	716	303,500	81.01	26.53	25.32
PUD	375	163,579,425	23.31	8.053	715	436,212	78.87	21.95	20.95
Single Family	1,044	447,515,127	63.78	8.063	710	428,654	76.20	22.81	21.35
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Loan Purpose of the Group 1 Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Cash Out Refinance	828	344,355,491	49.08	7.950	710	415,888	72.11	17.69	19.76
Purchase	584	243,288,936	34.68	8.188	720	416,591	83.39	33.65	25.90
Rate/Term Refinance	294	113,978,150	16.24	8.227	699	387,681	79.54	17.37	15.71
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

Geographic Distribution of the Mortgaged Properties for the Group 1 Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Alabama	4	560,139	0.08	8.417	735	140,035	91.30	100.00	37.99
Alaska	4	945,205	0.13	8.199	724	236,301	87.87	55.73	26.39
Arizona	90	33,173,290	4.73	8.153	718	368,592	78.85	26.44	24.24
California	487	252,409,746	35.98	8.085	709	518,295	74.99	12.31	14.73
Colorado	27	14,764,263	2.10	8.113	743	546,825	74.09	20.54	22.12
Connecticut	11	5,684,868	0.81	7.946	729	516,806	71.94	10.12	17.00
Delaware	3	949,370	0.14	7.980	694	316,457	84.76	31.77	31.77
District of Columbia	8	4,267,389	0.61	8.357	705	533,424	77.00	0.00	0.00
Florida	322	124,587,746	17.76	8.214	707	386,918	78.11	19.82	16.87
Georgia	23	7,660,016	1.09	7.540	720	333,044	78.92	27.97	42.57
Hawaii	5	3,366,883	0.48	7.656	698	673,377	67.05	15.16	0.00
Idaho	5	1,591,290	0.23	7.951	708	318,258	75.43	39.86	39.86
Illinois	56	18,013,547	2.57	8.025	710	321,670	77.10	32.28	14.76
Indiana	2	381,148	0.05	7.980	701	190,574	92.88	70.75	0.00
Kentucky	34	2,963,087	0.42	8.061	702	87,150	80.18	90.15	0.00
Louisiana	1	104,932	0.01	7.125	695	104,932	75.00	0.00	100.00
Maryland	72	26,879,834	3.83	7.891	717	373,331	79.45	32.79	46.34
Massachusetts	40	15,391,933	2.19	8.113	702	384,798	80.81	38.40	19.43
Michigan	15	3,647,133	0.52	7.281	699	243,142	76.96	48.86	8.97
Minnesota	26	6,402,383	0.91	8.403	712	246,245	86.66	63.44	69.31
Missouri	7	1,136,297	0.16	8.061	697	162,328	79.99	19.81	47.88
Montana	2	306,417	0.04	8.171	751	153,209	82.98	0.00	100.00
Nevada	51	16,350,854	2.33	8.286	716	320,605	81.91	38.29	22.99
New Jersey	26	14,602,685	2.08	7.709	708	561,642	77.74	39.35	46.99
New Mexico	5	2,088,762	0.30	7.881	690	417,752	81.01	0.00	9.72
New York	59	32,761,892	4.67	7.995	712	555,286	71.86	16.58	13.59
North Carolina	41	9,827,591	1.40	7.954	725	239,697	79.36	47.75	32.12
Ohio	12	2,459,227	0.35	8.060	711	204,936	87.40	70.61	42.83
Oklahoma	1	103,350	0.01	7.572	620	103,350	65.41	0.00	100.00
Oregon	38	14,252,939	2.03	7.895	725	375,077	78.54	19.49	28.93
Pennsylvania	15	3,624,707	0.52	7.815	723	241,647	80.30	56.30	55.79
Rhode Island	5	2,376,573	0.34	7.820	670	475,315	77.35	88.04	57.79
South Carolina	19	8,161,529	1.16	7.912	718	429,554	78.57	35.70	60.72
South Dakota	3	536,003	0.08	8.521	703	178,668	98.23	100.00	70.36
Tennessee	6	1,216,495	0.17	8.454	741	202,749	93.92	69.92	68.67
Texas	12	2,703,090	0.39	8.421	697	225,258	87.64	78.81	65.84
Utah	9	4,668,361	0.67	8.031	727	518,707	78.56	34.57	7.11
Vermont	2	497,896	0.07	8.300	705	248,948	95.92	59.18	0.00
Virginia	92	35,086,696	5.00	8.041	716	381,377	81.46	32.12	34.45
Washington	59	23,332,423	3.33	8.112	718	395,465	79.39	38.08	8.89
Wisconsin	7	1,784,587	0.25	8.322	722	254,941	83.20	52.80	25.22
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

American Home Mortgage Investment Trust 2006-3
Group I Mortgage-Backed Notes, Series 2006-3

Debt to Income Ratios of the Group 1 Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0.00 - 10.00	30	8,891,861	1.27	7.995	705	296,395	73.10	14.05	17.01
10.01 - 15.00	69	37,393,870	5.33	7.981	722	541,940	72.62	16.34	25.96
15.01 - 20.00	229	101,658,103	14.49	8.098	708	443,922	75.26	23.27	20.24
20.01 - 25.00	301	137,989,626	19.67	8.061	714	458,437	76.36	12.11	16.30
25.01 - 30.00	338	158,371,180	22.57	8.054	713	468,554	75.72	16.92	21.98
30.01 - 35.00	355	134,810,766	19.21	8.058	711	379,749	79.55	26.78	20.15
35.01 - 40.00	247	79,875,527	11.38	8.144	708	323,383	80.94	41.66	26.55
40.01 - 45.00	99	30,159,531	4.30	8.247	710	304,642	81.19	41.82	32.49
45.01 - 50.00	24	8,194,610	1.17	8.075	718	341,442	81.11	53.22	18.22
50.01 - 55.00	7	2,228,036	0.32	8.173	705	318,291	79.02	58.81	8.76
55.01 - 60.00	1	297,600	0.04	8.277	689	297,600	75.00	0.00	0.00
60.01 - 65.00	1	212,291	0.03	8.377	676	212,291	75.00	0.00	0.00
65.01 - 70.00	1	285,866	0.04	9.177	683	285,866	90.00	0.00	0.00
70.01 - 80.00	1	124,114	0.02	7.697	684	124,114	80.00	100.00	0.00
80.01 - 90.00	2	724,063	0.10	7.741	721	362,032	80.00	38.90	0.00
100.00 +	1	405,533	0.06	8.327	720	405,533	72.73	0.00	0.00
TOTAL	1,706	701,622,577	100.00	8.077	712	411,268	77.23	23.17	21.23

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

$343,805,000
(APPROXIMATE)

Group II

Preliminary Term Sheet

American Home Mortgage Investment Trust 2006-3
Mortgage Backed Notes, Series 2006-3

American Home Mortgage Securities LLC

(Depositor)

American Home Mortgage Servicing, Inc.

(Servicer)

Wells Fargo Bank, N.A.
(Master Servicer)

December 20, 2006

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an indication of interest in purchasing such securities, when, as and if issued. Any such indication will not constitute a contractual commitment by you to purchase any of the securities until the offering has been priced and we have advised you of and confirmed the allocation of securities to be made to you. You may withdraw your indication of interest at any time prior to the notice of allocation. The issuer is not obligated to issue such security or any similar security and the underwriter’s obligation to deliver such security is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of such security when, as and if issued by the issuer. You are advised that the terms of the securities, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Notes may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that securities may not be issued that have the characteristics described in these materials. The underwriter’s obligation to sell such securities to you is conditioned on the mortgage loans and Notes having the characteristics described in these materials. If for any reason the issuer does not deliver such Notes, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

An investor or potential investor in the Notes (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-(877) 867-2654.

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(1) that these materials contain confidential information; or
(2) that the sender does not accept liability relating to the accuracy or completeness of these materials; or
(3) that these materials do not constitute a solicitation or an offer to buy or sell securities

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

2

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3
in each case, is not applicable to these materials and should be disregarded. Such disclaimers have been automatically generated as a result of these materials having been sent via e-mail or another system such as Bloomberg.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

3

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein.  Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.  Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed.  Performance results are based on mathematical models that use inputs to calculate results.  As with all models, results may vary significantly depending upon the value given to the inputs.  Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments),  interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data,  reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements).  Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce.  Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current.  Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

 Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid  and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

$343,805,000
American Home Investment Trust 2006-3
Mortgage Backed Notes, Series 2006-3
Group II

Class	Size (1)	Expected Rating S&P/Mdys	Target Credit Enhance% (1)(2)	Note Interest Rate	WAL (6)	Collateral	Note Type
Group II Offered Notes
II-1A-1	$42,042,000	AAA / Aaa	15.18%	LIBOR (3)	2.68	Short Reset Hybrid ARMs	Group II-1 Super Senior
II-1A-2	$4,672,000	AAA / Aaa	5.75%	LIBOR (3)	2.68	Short Reset Hybrid ARMs	Group II-1 Senior Support
II-2A-1	$267,248,000	AAA / Aaa	11.50%	FIXED (4)	2.50	5/1 Hybrid ARMs	Group II-2 Super Senior
II-2A-2	$17,364,000	AAA / Aa1	5.75%	FIXED (4)	2.50	5/1 Hybrid ARMs	Group II-2 Senior Support
II-M-1	$8,612,000	AA+/Aa2	3.30%	LIBOR (5)	4.55	Total Group II	Group II Subordinate
II-M-2	$3,867,000	AA/A1	2.20%	LIBOR (5)	4.55	Total Group II	Group II Subordinate
Group II Non- Offered Notes
II-M-3	$2,636,000	A+/A3	1.45%	LIBOR (5)	4.55	Total Group II	Group II Subordinate
II-M-4	$1,758,000	A/NR	0.95%	LIBOR (5)	4.55	Total Group II	Group II Subordinate
II-M-5	$1,934,000	BBB/NR	0.40%	LIBOR (5)	3.81	Total Group II	Group II Subordinate

(1)	The class sizes and related credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization (“OC”) and excess spread.

(2)
Credit enhancement for the Notes will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages (calculated using the related OC Target amount) are as provided above. The initial OC level of the Group II Notes will equal 0.40% of the Cut-Off Date unpaid principal balance of the Group II mortgage loans and OC Target amount will equal 0.40% of the Cut-Off Date unpaid principal balance of the Group II mortgage loans. Excess spread will be applied to pay principal on the related Notes, resulting in a limited acceleration of the related Notes, in order to create and maintain the related OC level at the related OC Target.

(3)
The Note Interest Rate for the Class II-1A-1 and Class II-1A-2 Notes (collectively, the “Class II-1A Notes”) will be a floating rate based on the lesser of (i) One-Month LIBOR plus the related margin and (ii) a maximum Note Interest Rate of 11.25%, subject to the related Available Funds Rate described herein. On the first Payment Date after the first possible Optional Termination Date, the margin for each class of the Class II-1A Notes will increase to 2 times the original margin.

(4)
The Note Interest Rate for the Class II-2A-1 and the Class II-2A-2 Notes (collectively the “Class II-2A Notes” and together with the Class II-1A Notes, the “Class II-A Notes”) will be equal to [5.74]% for the first [56] Payment Dates subject to the related Available Funds Rate. Thereafter, the Note Interest Rate will be a floating rate based on the lesser of (i) 6-Month LIBOR plus 1.75% and (ii) subject to the related Available Funds Rate described herein.

(5)
The Note Interest Rate for the Class II-M-1, Class II-M-2, Class II M-3, Class II-M-4 and Class II-M-5 Notes (collectively, the “Class II-M Notes”) will be a floating rate based on the lesser of (i) One-Month LIBOR plus the related margin and (ii) a maximum Note Interest Rate of 11.50%, each subject to the related Available Funds Rate described herein. On the first Payment Date after the first possible Optional Termination Date, the margin for each class of the Class II-M Notes will increase to 1.5 times the original margin.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

(6)
WALs are calculated to the 20% Optional Termination at a Prepayment Pricing Speed Assumption of 25% CPR with respect to the Class II-1A Notes and to the weighted average roll date at a Prepayment Pricing Speed Assumption of 25%CPR with respect to the Class II-2A Notes.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Collateral Description:

-
Conventional, one- to four-family, hybrid and adjustable-rate loans secured by first liens on residential mortgage properties as briefly described in the table below and as more fully described in Exhibit VI attached hereto.

-
Approximately 53.68% of the mortgage loans in Loan Group 2 have “conforming” balances. However, some of these loans may have been underwritten in accordance with underwriting standards consistent with “non-conforming” mortgage loans. A “non-conforming “ mortgage loan means a mortgage loan which is ineligible for purchase by Fannie Mae or Freddie Mac due to either credit characteristics of the related mortgagor or documentation standards in connection with the underwriting of the related mortgage loan that do not meet the Fannie Mae or Freddie Mac underwriting guidelines for “A” credit borrowers. For a description of the underwriting standards under which the mortgage loans were originated, refer to the section titled “Mortgage Loan Origination - Underwriting Guidelines” in the prospectus supplement.

-
The mortgage loans were originated by American Home. American Home Mortgage Investment Corp. and, together with its wholly-owned subsidiaries, collectively referred to as American Home, is primarily engaged in the business of originating and servicing residential mortgage loans.

-	Approximately 4.88% of the mortgage loans in Loan Group II have a loan-to-value ratio greater than 80%.

-	None of the Loan Group II mortgage loans has a loan-to-value greater than 80% and do not have MI.

-	Approximately 88.97% of the mortgage loans in Loan Group II provide for a period of interest only payments before they convert to fully amortizing.

-
The information related to the mortgage loans described herein is preliminary and is meant to reflect information as of the Cut-off Date. It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Additional similar mortgage loans may be included. Consequently, the initial principal balance of any of the Offered Notes by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown herein.

➢	Loan Group II; Sub-Group II-1– Short Reset Hybrids

➢	Loan Group II; Sub-Group II-2 – 5-Yr. Hybrids

	% of Group	Gross WAC	Net WAC	WAM (mos.)	Gross Margin	Net Margin	Initial Cap	Period Cap	Max Rate	Mos to Roll
Sub-Group II-1	14.80	7.102	6.817	360	2.537	2.251	3.000	1.907	12.357	29
Sub-Group II-2	85.20	7.037	6.650	360	2.558	2.171	5.000	1.435	12.040	55
Loan Group II	100.00	7.047	6.675	360	2.555	2.183	4.737	1.497	12.087	51

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Depositor:	American Home Mortgage Securities, LLC.

Master Servicer/Securities Administrator:	Wells Fargo Bank, N.A.

Servicer:	The mortgage loans are serviced by American Home Mortgage Servicing, Inc.

Underwriters:	Bear, Stearns & Co. Inc. (lead manager) , ABN AMRO Incorporated, Lehman Brothers Inc. and RBS Greenwich Capital.

Custodian:	Deutsche Bank National Trust Company.

Indenture Trustee:	Deutsche Bank National Trust Company.

Owner Trustee:	Wilmington Trust Company.

Rating Agencies:	Standard & Poor’s and Moody’s Investors Service.

Cut-off Date:	December 1, 2006.

Closing Date:	December 28, 2006.

Payment Date:	25th day of each month (or the next business day), commencing January 2007.

The Offered Notes:	The Class II-1A-1, Class II-1A-2, Class II-2A-1, Class II-2A-2, Class II-M-1 and Class II-M-2 Notes.

The Non-Offered Notes:	The Class II-M-3, Class II-M-4 and Class II-M-5 Notes.

The Fixed Notes:	The Class II-2A Notes.

The Notes:	The Offered Notes together with the Non-Offered Notes.

Optional Clean-Up Call:
Under certain conditions as provided for in the prospectus supplement, the holder of a majority percentage interest in the trust certificates may purchase the Group II mortgage loans, respectively, when each such group is reduced to 20% of the aggregate principal balance of such group as of the Cut-Off Date.

Registration:	The Offered Notes will be available in book-entry form through DTC.

Denominations:	The Offered Notes are issuable in minimum denominations of an original amount of $100,000 and multiples of $1 in excess thereof.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Federal Tax Treatment:
The Offered Notes are expected to be treated as debt instruments for federal income tax purposes. However, the Indenture will provide that in the event the Non-Offered Notes and Owner Trust Certificates are held by an entity which is neither a real estate investment trust (a “REIT”) nor a qualified subsidiary of a REIT, to avoid the adverse tax consequences of being taxed as a corporation, the trust agreement and the indenture will provide for the indenture trustee to undertake certain steps, including the following: the indenture trustee will cause certain assets of the trust to be transferred to a new entity with respect to which one or more REMIC elections will be made, in exchange for certain REMIC certificates to be issued by the new entity; the trust will issue new notes (which for tax purposes are expected to constitute REMIC regular interests), backed by these REMIC certificates, to holders of Offered Notes in exchange for the Offered Notes. This exchange would be considered a taxable exchange in which a beneficial owner of an Offered Note would recognize gain or loss in an amount equal to the difference, if any, between such Offered Noteholder's adjusted tax basis in the Offered Notes and the fair market value of the new notes received in exchange therefore.

ERISA Considerations:	The Offered Notes generally may be purchased by, on behalf of, or with plan assets of, a Plan, subject to the considerations set forth in the prospectus supplement.

SMMEA Eligibility:
The Class II-1A-1, Class II-1A-2, Class II-2A-1, Class II-2A-2, Class II-M-1 and Class II-M-2 Notes will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

P&I Advances:
The Servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Servicer reasonably believes that such cash advances can be repaid from future payments on the Group II mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Notes and are not intended to guarantee or insure against losses.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the applicable Servicing Fee and (2) any lender paid mortgage insurance fee, if applicable.

Servicing Fee:
With respect to each mortgage loan and any Payment Date, the fee payable to the Servicer in respect of servicing compensation that accrues at an annual rate equal to the related servicing fee rate multiplied by the stated principal balance of such mortgage loan as of the first day of the related Due Period.

Accrual Period:
The “accrual period” for all of the Notes, except the Fixed Notes, will be the period from and including the preceding Payment Date (or from the Closing Date with respect to the first Payment Date) to and including the day prior to the current Payment Date. The “accrual period” for the Fixed Notes (the Class II-2A Notes after the 56th payment date) will be the calendar month preceding the month in which the Payment Date occurs, beginning in December 2006. The Securities Administrator will calculate interest on all of the Classes of Notes except the Fixed Notes on an actual/360 basis and will settle flat. The Securities Administrator will calculate interest on the Fixed Notes (the Class II-2A Notes after the 56th payment date) on a 30/360 basis.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Credit Enhancement for the Group II Notes:
Subordination (includes initial OC):

Initially, 5.75% for the Class II-A Notes, 3.30% for the Class II-M-1 Notes, 2.20% for the Class II-M-2 Notes, 1.45% for the Class II-M-3 Notes, 0.95% for the Class II-M-4 Notes and 0.40% for the Class II-M-5 Notes.

•  Overcollateralization (“OC”)
Initial (% Orig.)       0.40%
OC Target (% Orig.)      0.40%
Stepdown (% Current)    0.80%
OC Floor (% Orig.)         0.40%
•  Excess spread, which will initially be equal to approximately 104 bps per annum (before losses) as of the Cut-off Date, is expected to be available to cover losses on all the Group II Notes and to build and replenish OC as needed.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Group II Available Funds
For any Payment Date and with respect to each loan group, will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds on the Group II mortgage loans, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicer for such Payment Date in respect of the mortgage loans, (3) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments, (4) any prepayment penalty collections on the Group II mortgage loans, net of (5) fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee and the Custodian. Investment earnings on amounts on deposit in the master servicer collection account and the payment account are not part of Available Funds.

Accrued Note Interest:
For any Payment Date and each class of Notes, interest accrued during the related accrual period at the then-applicable Note Interest Rate on the related note principal balance thereof immediately prior to such Payment Date, plus any Accrued Note Interest remaining unpaid from any prior Payment Date with interest thereon at the related Note Interest Rate.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Available Funds Rate:
The Group II-1 Available Funds Rate, Group II-2 Available Funds Rate or Group II Subordinate Available Funds Rate, as applicable.

Group II-1 Available Funds Rate

On any Payment Date and for the Class II-1A Notes, the product of

(a) the Weighted Average Adjusted Net Mortgage Rate on the Sub-Group II-1 Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

(b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

Group II-2 Available Funds Rate

On any Payment Date and for the Class II-2A Notes,

the Weighted Average Adjusted Net Mortgage Rate on the Sub-Group II-2 Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).

Group II Subordinate Available Funds Rate

For any Payment Date and any Class of Class II-M Notes, the weighted average of the Group II-1 Available Funds Rate and Group II-2 Available Funds Rate, weighted in proportion to the results of subtracting from the aggregate stated principal balance of the mortgage loans of Sub-Group II-1 and Sub-Group II-2, the aggregate Note Principal Balance of the related Class II-A Notes. For the purposes of calculating the Group II Subordinate Available Funds Rate, the Group II-2 Available Funds Rate shall be adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Group II Principal Remittance Amount:
For any Payment Date and Loan Group II the sum of (a) the principal portion of all scheduled monthly payments on the related mortgage loans on the related due date (to the extent received or advanced), (b) the principal portion of all proceeds of the repurchase of mortgage loans during the preceding calendar month; and (c) the principal portion of all other unscheduled collections received during the preceding calendar month with respect to the Group II mortgage loans.

Group II Basic Principal Distribution Amount:
With respect to any Payment Date and Loan Group II, the lesser of (a) the excess of (i) the Group II Available Funds for such Payment Date over (ii) the aggregate amount of Accrued Note Interest for the Group II Notes and Unpaid Interest Shortfalls for the Class II-A Notes for such Payment Date and (b) the Group II Principal Remittance Amount.

Group II Principal Distribution Amount:
For any Payment Date and loan group II, the sum of (a) the Group II Basic Principal Distribution Amount and (b) the Group II Overcollateralization Increase Amount less (c) the Group II Overcollateralization Release Amount.

Class II-A Principal Allocation Fraction:
For any payment date and (i) the Class II-1A Notes and (ii) the Class II-2A Notes, as determined separately, a fraction, (x) the numerator of which is the Principal Remittance Amount with respect to the mortgage loans in the related Sub-Group to be distributed on that Payment Date, and (y) the denominator of which is the Principal Remittance Amount for all of the Sub-Group II-1 Loans and Sub-Group II-2 Loans to be distributed on that Payment Date.

Group II Net Monthly Excess Cashflow:
For any Payment Date, the excess of (x) the related Available Funds for such Payment Date over (y) the sum for such Payment Date of (a) the aggregate amount of Accrued Note Interest for the Group II Notes and Unpaid Interest Shortfalls for the Class II-A Notes and (b) the aggregate Group II Principal Remittance Amount used to make payments in respect of the principal to the Group II Notes and (c) the Group II Overcollateralization Release Amount.

Group II Overcollateralization Increase Amount:
For any Payment Date, the lesser of (i) the Group II Net Monthly Excess Cashflow for such Payment Date and (ii) the excess, if any, of (a) the Group II Overcollateralization Target Amount over (b) the Group II Overcollateralization Amount on such Payment Date after taking into account payments to the Group II Notes of the Group II Basic Principal Distribution Amount on such Payment Date.

Group II Overcollateralization Amount:
For any Payment Date, the amount, if any, by which (i) the aggregate principal balance of the Group II mortgage loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, including Realized Losses on the mortgage loans incurred during the related Prepayment Period),

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

exceeds (ii) the aggregate note principal balance of the Group II Notes as of such Payment Date (assuming that 100% of the Group II Principal Remittance Amount is applied as a principal payment on these Group II Notes on such Payment Date).

Group II Overcollateralization Release Amount:
For any Payment Date and Group II, an amount equal to the lesser of (x) the Group II Principal Remittance Amount with respect to the Group II Loans for such payment date and (y) the excess, if any, of (i) the Group II Overcollateralization Amount (after giving effect to distributions in respect of the Group II Principal Remittance Amount with respect to the Group II Loans to be made on such Payment Date) for such Payment Date over (ii) the Group II Overcollateralization Target Amount for such Payment Date.

Basis Risk Shortfall Carryforward Amount and Net WAC Shortfall Carryforward Amount:
For any Payment Date for any class of the Group II Notes, the sum of (i) if on such Payment Date the Note Interest Rate for the related Group II Notes is based on the related Available Funds Rate, the excess, if any, of (a) the Accrued Note Interest that would have been payable had the Note Interest Rate for the related Group II Notes been calculated at (x) the applicable LIBOR-based rate or (y) a fixed rate, as applicable, over (b) interest calculated at the related Available Funds Rate and (ii) any such amounts remaining unpaid from prior Payment Dates with interest thereon at the Note Interest Rate for such Payment Date to the extent previously unreimbursed by related Net Monthly Excess Cashflow and, in the case of the Class II-1A-1, Class II-1A-2 and Class II-M Notes, the related Cap Agreements.

Group II Stepdown Date:
The earlier to occur of (i) the first Payment Date following the Payment Date on which the aggregate Note Principal Balance of the Class II-A Notes has been reduced to zero and (ii) the later to occur of (A) the Payment Date in January 2010 and (B) the date that the Credit Enhancement Percentage for the Class II-A Notes (calculated for this purpose without taking into account distributions of principal to the holders of the certificates then entitled to distributions of principal on such Payment Date) is greater than or equal to 11.50%.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Group II Trigger Event:
A “Trigger Event,” with respect to each Payment Date on or after the Group II Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the aggregate Stated Principal Balances of the Group II mortgage loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over the sum of the aggregate Stated Principal Balances of the Group II mortgage loans as of the last day of the related due period, equals or exceeds 40% of the aggregate amount of the Class II-M Notes plus the Group II Overcollateralization Amount or if the related Cumulative Loss Test has been violated.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Cumulative Loss Test:
With respect to Loan Group II, the Cumulative Loss Test is violated on any Payment Date if the aggregate amount of realized losses incurred on the mortgage loans in such loan group since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Group II mortgage loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Payment Date.

Group II:

Payment Date:	Percentage
January 2009 and December 2009	0.50%
January 2010 and December 2010:	1.20%
January 2011 and December 2011:	2.10%
January 2012 and December 2012:	3.05%
January 2013 and December 2013:	3.60%
January 2014 and thereafter:	3.65%

Priority of Payments:
Payments on the Notes will be made on the 25th day of each month (or next business day) commencing January 2007 from related Available Funds. Available Funds for Loan Group II will be distributed according to the following priority:

Available Funds: On each Payment Date, payments on the Notes, to the extent of the Group II Available Funds, will be made according to the following priority:

Group II Interest Payments

1)	Concurrently, (A) from Group II-1 Available Funds, concurrently, on a pro rata basis, to the holders of the Class II-1A Notes, the related Accrued Note Interest and any related Unpaid Interest Shortfall for such class and (B) from Group II-2 Available Funds, to the holders of the Class II-2A Notes, the related Accrued Note Interest and any related Unpaid Interest Shortfall for such class;

2)	From remaining Group II-1 and Group II-2 Available Funds, to the holders of the Class II-M-1 Notes, the Accrued Note Interest for such class;

3)	From remaining Group II-1 and Group II-2 Available Funds, to the holders of the Class II-M-2 Notes, the Accrued Note Interest for such class;

4)	From remaining Group II-1 and Group II-2 Available Funds, to the holders of the Class II-M-3 Notes, the Accrued Note Interest for such class;

5)	From remaining Group II-1 and Group II-2 Available Funds, to the holders of the Class II-M-4 Notes, the Accrued Note Interest for such class;

6)	From remaining Group II-1 and Group II-2 Available Funds, to the holders of the Class II-M-5 Notes, the Accrued Note Interest for such class; and

7)	Any remainder (to the extent not included as part of the related Principal Distribution Amount) to be included as Group II Net Monthly Excess Cashflow as described below.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Group II Mortgage-Backed Notes, Series 2006-3

Group II Principal Distributions:

Prior to the Group II Stepdown Date or on which a Group II Trigger Event is in effect:

1)
Concurrently, the related Class II-A Principal Allocation Fraction of the Group II Principal Distribution Amount shall be allocated to the Class II-1A Notes and Class II-2A Notes, as applicable and as provided below, until the Note Principal Balance of each such class has been reduced to zero;

2)
From any remaining Group II Principal Distribution Amount, to the holders of the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes, sequentially in that order, until the Note Principal Balance of each such class has been reduced to zero;

3)	Any remainder as part of Group II Net Monthly Excess Cashflow as described below.

On or after the Group II Stepdown Date on which a Group II Trigger Event is not in effect:

1)
Concurrently, the related Class II-A Principal Allocation Fraction of the Class II-A Principal Distribution Amount shall be allocated to the Class II-1A Notes and Class II-2A Notes, as applicable and as provided below, until the Note Principal of each such class has been reduced to zero;

2)	To the holders of the Class II-M-1 Notes, Class II-M-1 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

3)	To the holders of the Class II-M-2 Notes, Class II-M-2 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

4)	To the holders of the Class II-M-3 Notes, Class II-M-3 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

5)	To the holders of the Class II-M-4 Notes, Class II-M-4 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

6)	To the holders of the Class II-M-5 Notes, Class II-M-5 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero; and

7)	Any remainder as part of Group II Net Monthly Excess Cashflow as described below.

Any amounts in respect of related principal distributable to the Class II-A Notes as provided above shall be distributed concurrently, (i) concurrently, on a pro rata basis, to the Class II-1A-1 and Class II-1A-2 Notes and (ii) to the Class II-2A Notes, in each case, until the Note Principal Balance of each such class has been reduced to zero;

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

18

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Group II Net Monthly Excess Cashflow:

On each Payment Date, Group II Net Monthly Excess Cashflow will be distributed as follows:

1)
To the holders of the Class II-A Notes and sequentially to the holders of Class II-M Notes in an amount equal to the Group II Overcollateralization Increase Amount, payable to such holders as part of the Group II Principal Distribution Amount in the same priority as described under “Group II Principal Distributions” above; to build or maintain the Group II Overcollateralization Target Amount;

2)	To the Class II-A notes, concurrently, (A) to the Class II-1A1 and Class II-1A-2 Notes sequentially, in that order, and (B) to the Class II-2A Notes any Allocated Realized Loss Amount for such Notes;

3)	To the Class II-M-1 Notes, any Unpaid Interest Shortfalls Amount and any Allocated Realized Loss Amount on the Class II-M-1 Notes;

4)	To the Class II-M-2 Notes, any Unpaid Interest Shortfalls and any Allocated Realized Loss Amount on the Class II-M-2 Notes;

5)	To the Class II-M-3 Notes, any Unpaid Interest Shortfalls and any Allocated Realized Loss Amount on the Class II-M-3 Notes;

6)	To the Class II-M-4 Notes, any Unpaid Interest Shortfalls and any Allocated Realized Loss Amount on the Class II-M-4 Notes;

7)	To the Class II-M-5 Notes, any Unpaid Interest Shortfalls and any Allocated Realized Loss Amount on the Class II-M-5 Notes;

8)
Concurrently, to each class of Class II-A Notes any Basis Risk Shortfall Carryforward Amount or Net WAC Shortfall Carryforward Amount due to such classes, pro rata based on the amount of Basis Risk Shortfall Carryforward Amount or Net WAC Shortfall Carryforward Amount due such classes, and then sequentially to the Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4 and Class II-M-5 Notes, in that order, any Basis Risk Shortfall Carryforward Amount due to such classes; and

9)	To the holders of the Trust Certificates, as provided in the indenture and trust agreement.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

19

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Class II-A Principal Distribution Amount:
For any applicable Payment Date on or after the related Stepdown Date as long as a related Trigger Event has not occurred with respect to such payment date, an amount equal to (A) the excess (if any) of (x) the aggregate Note Principal Balance of the Class II-A Notes immediately prior to such payment date over (y) the lesser of (a) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by approximately 88.50% and (b) the amount, if any, by which (i) the aggregate Stated Principal Balance of the Group II Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the OC Floor.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

20

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Class II-M-1 Principal Distribution Amount:
The Class II-M-1 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the Note Principal Balance of the Class II-A Notes (after taking into account the payment of the Class II-A Principal Distribution Amount) and (ii) the Note Principal Balance of the Class II-M-1 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 93.40% and (ii) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus approximately the OC Floor.

Class II-M-2 Principal Distribution Amount:
The Class II-M-2 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the Note Principal Balance of the Class II-A and Class II-M-1 Notes (after taking into account the payment of the Class II-A and Class II-M-1 Principal Distribution Amount) and (ii) the Note Principal Balance of the Class II-M-2 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 95.60% and (ii) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus approximately the OC Floor.

Class II-M-3 Principal Distribution Amount:
The Class II-M-3 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the Note Principal Balance of the Class II-A, Class II-M-1 and Class II-M-2 Notes (after taking into account the payment of the Class II-A, Class II-M-1 and Class II-M-2 Principal Distribution Amount) and (ii) the Note Principal Balance of the Class II-M-3 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 97.10% and (ii) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus approximately the OC Floor.

Class II-M-4 Principal Distribution Amount:
The Class II-M-4 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the Note Principal Balance of the Class II-A, Class II-M-1, Class II-M-2 and Class II-M-3 Notes (after taking into account the payment of the Class II-A, Class II-M-1, Class II-M-2 and Class II-M-3 Principal Distribution Amount) and (ii) the Note Principal Balance of the Class II-M-4 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 98.10% and (ii) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus approximately the OC Floor.

Class II-M-5 Principal Distribution Amount:
The Class II-M-5 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the Note Principal Balance of the Class II-A, Class II-M-1, Class II-M-2, Class II-M-3 and Class II-M-4 Notes (after taking into account the payment of the Class II-A, Class II-M-1, Class II-M-2, Class II-M-3 and Class II-M-4 Principal Distribution Amount) and (ii) the Note Principal Balance of the Class II-M-5 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 99.20% and (ii) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus approximately the OC Floor.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

21

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Realized Losses:	Any loss on a mortgage loan attributable to the mortgagor’s failure to make any payment of principal or interest as required under the mortgage Note.

Allocation of Losses:
Any Realized Losses on the related mortgage loans will be allocated on any Payment Date; first, to the related Net Monthly Excess Cashflow, by an increase in the related Overcollateralization Increase Amount for that Payment Date; second, in reduction of the related Overcollateralization Amount, until reduced to zero. Following the reduction of the related Overcollateralization Amount to zero, Realized Losses on the related mortgage loans will generally be allocated sequentially to the related Class M Notes in reverse numerical order except in certain circumstances as more fully described in the prospectus supplement. Any additional Realized Losses related to Sub-Group II-1 will first be allocated to Class I-1A-2 until zero and then to the Class I-1A1 Notes. Any additional Realized Losses related to Sub-Group II-2 will be allocated to Class II-2A Notes.

Once Realized Losses have been allocated to any class of notes such amounts with respect to such Notes will no longer accrue interest; however, such amounts may be reinstated thereafter to the extent of related funds available from related Net Monthly Excess Cashflow.

Allocated Realized Loss Amount:
With respect to the Notes and any Payment Date, an amount equal to the sum of any realized losses allocated to that class of Notes on that Payment Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Payment Dates, in each case, with interest thereon at the applicable Note Interest Rate for such Payment Date for such class for the related Accrual Period.

Cap Agreements:
Class II-1A and Class II-M Cap Agreement:

The issuer will benefit from interest rate cap payments from the Cap Agreement Provider pursuant to cap agreements purchased with respect to the Class II-1A and Class II-M Notes (the “Cap Agreements”). Each Cap Agreement is intended partially to mitigate [potential basis risk shortfalls with respect to] the Class II-1A and Class II-M Notes. Payments pursuant to the Cap Agreements also will be used to build OC and reimburse Noteholders for losses occurring in current and prior periods.

Under the Cap Agreements, on or before each Payment Date commencing with the Payment Date in January 2007 and ending with the Payment Date in May 2010, the Cap Agreement Provider will be obligated to pay the issuer a floating amount for that Payment Date, equal to the product of (x) the excess of (i) One-Month LIBOR, as determined pursuant to the Cap Agreements, for the related calculation period 9as defined in each Cap Agreement) over (ii) the respective strike rate as set forth in Exhibit I attached hereto, (y) the respective Cap Notional Amount (as defined below) for that Payment Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.

The respective Cap Notional Amount for each of the Cap Agreements for each Payment Date will be equal to the lesser of (x) the Note Principal Balance for the related class immediately preceding such Payment Date and (y) the respective Calculation Amount for such Payment Date as set forth in Exhibit I attached hereto (such lesser amount, the “Cap Notional Amount”)
See Exhibit I for a schedule of Calculation Amount by month.

Cap Agreement Provider:	[TBD]

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

22

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Exhibit I

Payment Date	Class II-1A Notional Amount	Class II-1A Strike Rate	Class II-M Notional Amount	Class II-M Strike Rate
Jan-07	31,548,204.46	5.35%	17,789,436.03	5.35%
Feb-07	30,014,141.73	5.35%	17,853,014.03	5.35%
Mar-07	28,441,084.50	5.35%	17,908,450.17	5.35%
Apr-07	26,982,194.19	5.35%	17,951,549.68	5.35%
May-07	25,661,547.77	5.35%	17,991,609.50	5.35%
Jun-07	24,441,478.09	5.35%	18,029,630.76	5.35%
Jul-07	23,314,047.20	5.35%	18,065,696.52	5.35%
Aug-07	22,293,358.38	5.35%	18,099,331.42	5.35%
Sep-07	21,283,723.08	5.35%	18,133,089.24	5.35%
Oct-07	20,342,534.40	5.35%	18,165,301.61	5.35%
Nov-07	19,412,433.18	5.35%	18,195,786.63	5.35%
Dec-07	18,456,408.38	5.35%	18,224,253.57	5.35%
Jan-08	17,483,108.25	5.35%	18,250,110.15	5.35%
Feb-08	16,479,699.58	5.35%	18,270,862.16	5.35%
Mar-08	15,470,256.19	5.35%	18,289,443.31	5.35%
Apr-08	14,548,173.74	5.35%	18,301,083.95	5.35%
May-08	13,718,235.80	5.35%	18,312,909.68	5.35%
Jun-08	12,956,629.95	5.35%	18,324,928.69	5.35%
Jul-08	12,048,526.09	5.35%	18,308,292.28	5.35%
Aug-08	11,468,848.14	5.35%	18,321,530.82	5.35%
Sep-08	10,903,057.57	5.35%	18,335,316.15	5.35%
Oct-08	10,382,988.07	5.35%	18,349,133.70	5.35%
Nov-08	9,876,986.50	5.35%	18,362,507.59	5.35%
Dec-08	9,351,310.28	5.35%	18,375,587.95	5.35%
Jan-09	8,807,020.08	5.35%	18,387,815.17	5.35%
Feb-09	8,248,207.20	5.35%	18,395,253.83	5.35%
Mar-09	7,658,846.38	5.35%	18,401,625.70	5.35%
Apr-09	7,105,241.96	5.35%	18,402,338.30	5.35%
May-09	6,596,377.43	5.35%	18,403,494.53	5.35%
Jun-09	6,122,844.26	5.35%	18,405,320.17	5.35%
Jul-09	5,690,356.51	5.35%	18,407,567.72	5.35%
Aug-09	3,185,039.79	5.35%	17,840,803.49	5.35%
Sep-09	3,044,541.03	5.35%	17,870,747.06	5.35%
Oct-09	2,911,242.76	5.35%	17,897,659.82	5.35%
Nov-09	2,787,518.82	5.35%	17,926,592.99	5.35%
Dec-09	2,656,829.29	5.35%	17,957,564.50	5.35%
Jan-10	2,527,384.61	5.35%	17,990,402.19	5.35%
Feb-10	2,589,235.42	5.35%	16,229,932.42	5.35%
Mar-10	2,652,993.76	5.35%	12,887,307.83	5.35%
Apr-10	2,702,194.50	5.35%	9,437,581.84	5.35%
May-10	2,683,466.42	5.35%	7,457,786.85	5.35%

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

23

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Exhibit II

Payment Date	Class II-1A-1 Effective Coupon	Class II-1A-2 Effective Coupon	Class II-M-1 Effective Coupon	Class II-M-2 Effective Coupon
25-Jan-07	5.520	5.570	5.670	5.810
25-Feb-07 and thereafter	11.250	11.250	11.500	11.500

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

24

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Exhibit III

Class I-1A-1 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	6.93	4.69	3.45	2.68	2.16	1.79	1.29	0.98
Prin. Start Date	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End Date	12/25/2020	9/25/2016	2/25/2014	7/25/2012	6/25/2011	9/25/2010	9/25/2009	1/25/2009
Prin. Window Len	168	117	86	67	54	45	33	25
Yield (30/360)	5.67	5.67	5.67	5.67	5.67	5.67	5.67	5.67

Class I-1A-2 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	6.93	4.69	3.45	2.68	2.16	1.79	1.29	0.98
Prin. Start Date	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End Date	12/25/2020	9/25/2016	2/25/2014	7/25/2012	6/25/2011	9/25/2010	9/25/2009	1/25/2009
Prin. Window Len	168	117	86	67	54	45	33	25
Yield (30/360)	5.72	5.72	5.72	5.72	5.72	5.72	5.72	5.72

Class I-M-1 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	11.53	7.86	5.77	4.55	3.85	3.46	2.74	2.08
Prin. Start Date	6/25/2013	3/25/2011	2/25/2010	1/25/2010	2/25/2010	2/25/2010	9/25/2009	1/25/2009
Prin. End Date	12/25/2020	9/25/2016	2/25/2014	7/25/2012	6/25/2011	9/25/2010	9/25/2009	1/25/2009
Prin. Window Len	91	67	49	31	17	8	1	1
Yield (30/360)	5.82	5.82	5.82	5.82	5.82	5.82	5.83	5.83

Class I-M-2 to Call
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	11.53	7.86	5.77	4.55	3.83	3.43	2.74	2.08
Prin. Start Date	6/25/2013	3/25/2011	2/25/2010	1/25/2010	1/25/2010	2/25/2010	9/25/2009	1/25/2009
Prin. End Date	12/25/2020	9/25/2016	2/25/2014	7/25/2012	6/25/2011	9/25/2010	9/25/2009	1/25/2009
Prin. Window Len	91	67	49	31	18	8	1	1
Yield (30/360)	5.97	5.97	5.97	5.97	5.97	5.97	5.97	5.98

Class I-1A-1 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	7.95	5.59	4.19	3.29	2.66	2.2	1.56	1.13
Prin. Start Date	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End Date	8/25/2035	1/25/2033	12/25/2028	1/25/2025	12/25/2021	7/25/2019	2/25/2016	11/25/2013
Prin. Window Len	344	313	264	217	180	151	110	83
Yield (30/360)	5.68	5.68	5.69	5.69	5.69	5.69	5.69	5.69

Class I-1A-2 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	7.95	5.59	4.19	3.29	2.66	2.2	1.56	1.13
Prin. Start Date	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin. End Date	8/25/2035	1/25/2033	12/25/2028	1/25/2025	12/25/2021	7/25/2019	2/25/2016	11/25/2013
Prin. Window Len	344	313	264	217	180	151	110	83
Yield (30/360)	5.73	5.74	5.75	5.75	5.75	5.75	5.75	5.74

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

25

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Class I-M-1 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	13.48	9.49	7.1	5.62	4.73	4.18	3.7	3.81
Prin. Start Date	6/25/2013	3/25/2011	2/25/2010	1/25/2010	2/25/2010	2/25/2010	4/25/2010	6/25/2010
Prin. End Date	1/25/2031	8/25/2025	5/25/2021	6/25/2018	5/25/2016	10/25/2014	8/25/2012	3/25/2011
Prin. Window Len	212	174	136	102	76	57	29	10
Yield (30/360)	5.84	5.84	5.84	5.85	5.85	5.85	5.86	5.89

Class I-M-2 to Maturity
Price: 100-00	10.00%CPR	15.00%CPR	20.00%CPR	25.00%CPR	30.00%CPR	35.00%CPR	45.00%CPR	55.00%CPR
Avg. Life	13.19	9.21	6.87	5.43	4.55	4.01	3.48	3.41
Prin. Start Date	6/25/2013	3/25/2011	2/25/2010	1/25/2010	1/25/2010	2/25/2010	2/25/2010	4/25/2010
Prin. End Date	6/25/2028	12/25/2022	3/25/2019	8/25/2016	10/25/2014	6/25/2013	9/25/2011	7/25/2010
Prin. Window Len	181	142	110	80	58	41	20	4
Yield (30/360)	5.98	5.99	6	6	6	6	6.01	6.05

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

26

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Exhibit IV

Current Principle Balances for the Group 2-1 Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 50,000	3	93,869	0.18	7.798	699	31,290	73.59	0.00	12.87
50,001 - 100,000	11	849,213	1.63	7.467	714	77,201	77.08	43.18	65.33
100,001 - 150,000	19	2,262,831	4.35	6.369	669	119,096	83.86	52.71	29.33
150,001 - 200,000	21	3,628,431	6.97	6.229	689	172,782	80.62	75.03	48.25
200,001 - 250,000	16	3,568,919	6.86	6.883	725	223,057	80.42	42.94	81.24
250,001 - 300,000	7	1,914,911	3.68	7.046	695	273,559	78.55	13.13	70.05
300,001 - 350,000	10	3,253,651	6.25	6.800	739	325,365	73.52	40.34	89.70
350,001 - 400,000	3	1,137,636	2.19	6.692	747	379,212	74.08	67.04	100.00
400,001 - 450,000	4	1,733,943	3.33	7.395	726	433,486	82.18	23.65	100.00
450,001 - 500,000	6	2,924,916	5.62	6.656	750	487,486	72.62	49.72	100.00
500,001 - 550,000	3	1,585,749	3.05	7.521	746	528,583	71.01	0.00	65.90
550,001 - 600,000	2	1,154,443	2.22	6.838	715	577,221	74.85	0.00	51.54
600,001 - 650,000	4	2,570,920	4.94	6.345	764	642,730	61.49	49.52	100.00
650,001 - 700,000	3	2,002,196	3.85	6.707	754	667,399	68.22	0.00	67.18
700,001 - 750,000	3	2,230,200	4.29	7.749	700	743,400	73.32	0.00	100.00
800,001 - 850,000	1	840,000	1.61	7.625	665	840,000	70.00	0.00	100.00
850,001 - 900,000	2	1,755,000	3.37	7.124	702	877,500	74.90	0.00	100.00
900,001 - 950,000	1	902,771	1.73	8.875	674	902,771	70.00	0.00	0.00
950,001 - 1,000,000	3	2,988,112	5.74	6.582	698	996,037	60.20	0.00	100.00
1,000,001 - 1,100,000	3	3,133,836	6.02	8.253	713	1,044,612	70.00	0.00	100.00
1,100,001 - 1,200,000	1	1,193,466	2.29	9.000	728	1,193,466	70.00	0.00	100.00
1,400,001 - 1,500,000	1	1,499,941	2.88	9.000	778	1,499,941	53.10	0.00	100.00
1,500,001 +	4	8,811,500	16.93	7.022	640	2,202,875	68.50	42.93	100.00
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $397,225.

Gross Coupons for the Group 2-1 Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
4.000 - 4.499	1	125,776	0.24	4.000	533	125,776	96.41	100.00	0.00
4.500 - 4.999	5	701,032	1.35	4.584	606	140,206	93.76	100.00	0.00
5.000 - 5.499	4	555,490	1.07	5.106	628	138,872	86.97	69.42	30.58
5.500 - 5.999	6	3,074,271	5.91	5.743	633	512,379	82.92	91.42	81.83
6.000 - 6.499	25	9,228,549	17.73	6.234	737	369,142	74.42	47.95	80.78
6.500 - 6.999	33	11,604,036	22.30	6.663	732	351,637	71.51	18.57	84.91
7.000 - 7.499	19	6,851,674	13.17	7.112	705	360,614	65.57	28.53	95.90
7.500 - 8.499	29	13,813,782	26.55	7.687	680	476,337	71.42	14.64	92.77
8.500 +	9	6,081,842	11.69	9.144	727	675,760	68.03	7.91	75.10
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

(1)	As of the Cut-off Date, the weighted average gross mortgage rate of the Mortgage Loans was approximately 7.102%.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

27

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Gross Margins of the Group 2-1 Mortgage Loans(1)

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2.000 - 2.249	1	226,605	0.44	7.500	718	226,605	80.00	100.00	100.00
2.250 - 2.499	105	37,864,213	72.76	6.714	711	360,612	72.74	30.16	84.73
2.500 - 2.749	2	2,832,799	5.44	7.486	697	1,416,400	70.36	0.00	100.00
2.750 - 2.999	7	2,348,123	4.51	6.772	718	335,446	72.77	50.68	89.82
3.000 - 3.249	2	2,029,540	3.90	7.734	548	1,014,770	71.41	85.88	85.88
3.500 - 3.749	3	3,596,177	6.91	8.969	735	1,198,726	62.95	0.00	74.90
3.750 - 3.999	1	1,049,936	2.02	9.250	705	1,049,936	70.00	0.00	100.00
4.000 - 4.249	3	1,079,502	2.07	9.014	749	359,834	70.96	0.00	49.91
4.500 - 4.749	1	410,120	0.79	9.875	680	410,120	90.00	100.00	100.00
5.000 +	6	599,438	1.15	8.510	699	99,906	77.45	11.81	43.43
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

(1)	As of the Cut-off Date, the non-zero weighted average gross margin of the Mortgage Loans was approximately 2.537%.

Maximum Mortgage Rates of the Group 2-1 Mortgage Loans(1)

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0.001 - 9.75	6	909,128	1.75	4.891	643	151,521	92.30	100.00	0.00
9.751 - 10.250	6	809,301	1.56	5.359	602	134,884	98.50	100.00	0.00
10.251 - 10.750	3	461,101	0.89	5.757	691	153,700	96.91	100.00	0.00
10.751 - 11.250	7	3,568,114	6.86	5.974	659	509,731	67.95	77.02	80.15
11.251 - 11.750	11	4,709,600	9.05	6.558	704	428,145	73.61	22.95	100.00
11.751 - 12.250	34	15,615,806	30.01	7.621	725	459,288	69.67	25.91	85.90
12.251 - 12.750	28	9,946,231	19.11	6.670	736	355,223	74.58	24.72	92.57
12.751 - 13.250	21	5,604,911	10.77	7.224	716	266,901	67.46	12.16	70.18
13.251 +	15	10,412,260	20.01	7.694	674	694,151	71.25	17.93	94.33
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

(1)	As of the Cut-off Date, the non-zero weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 12.357%.

Periodic Rate Caps of the Group 2-1 Mortgage Loans(1)

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0	9	6,624,840	12.73	8.948	730	736,093	67.91	9.61	78.21
1	36	6,366,262	12.23	6.761	665	176,841	81.47	36.62	43.14
2	82	38,337,108	73.67	6.857	708	467,526	71.12	29.70	93.95
5	4	708,243	1.36	6.196	751	177,061	73.46	100.00	0.00
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

(1)	As of the Cut-off Date, the non-zero weighted average Periodic Rate Cap of the Mortgage Loans was approximately 1.907%.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

28

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Original Terms to Maturity of the Group 2-1 Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
360	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

(1)	As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Group 2-1 Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
319	1	226,605	0.44	7.500	718	226,605	80.00	100.00	100.00
334	1	70,767	0.14	9.875	618	70,767	99.00	100.00	0.00
342	1	188,756	0.36	6.125	790	188,756	86.36	100.00	100.00
343	3	1,330,270	2.56	6.647	706	443,423	56.78	12.95	100.00
346	2	230,301	0.44	4.227	563	115,150	93.99	100.00	0.00
347	2	757,849	1.46	6.323	758	378,924	35.21	14.23	85.77
348	9	2,731,712	5.25	7.397	669	303,524	76.42	18.28	81.72
349	10	4,401,227	8.46	6.452	637	440,123	78.50	78.72	56.70
350	11	2,359,295	4.53	6.317	692	214,481	79.27	32.19	29.98
351	7	2,152,269	4.14	6.501	714	307,467	68.08	14.35	46.46
352	5	2,616,085	5.03	8.532	744	523,217	61.41	0.00	80.08
353	6	2,445,847	4.70	8.080	718	407,641	71.96	11.95	90.23
354	2	520,040	1.00	7.274	711	260,020	74.00	0.00	100.00
355	24	9,275,924	17.83	7.972	725	386,497	71.46	6.19	83.69
356	2	3,177,823	6.11	7.412	697	1,588,912	71.41	0.00	100.00
357	3	1,276,271	2.45	6.373	776	425,424	81.23	24.08	100.00
358	42	18,275,414	35.12	6.699	707	435,129	72.53	43.00	98.91
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 354 months.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

29

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Months to Next Rate Adjustment of the Group 2-1 Mortgage Loans(1)

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1	10	7,352,645	14.13	7.962	694	735,265	72.14	40.93	75.84
2	3	720,355	1.38	6.211	682	240,118	77.00	23.96	76.04
4	1	595,000	1.14	7.625	729	595,000	70.00	0.00	100.00
5	5	2,313,023	4.45	8.150	716	462,605	72.08	12.63	89.67
6	1	332,500	0.64	8.125	690	332,500	70.00	0.00	100.00
7	11	5,692,487	10.94	7.517	729	517,499	69.57	0.00	86.64
10	2	196,542	0.38	6.115	564	98,271	97.34	100.00	0.00
11	1	650,000	1.25	6.625	780	650,000	26.00	0.00	100.00
12	6	1,429,126	2.75	7.255	669	238,188	79.67	25.83	74.17
13	1	33,727	0.06	7.750	614	33,727	80.00	0.00	0.00
16	1	286,540	0.55	8.400	564	286,540	80.00	0.00	0.00
18	2	396,596	0.76	7.632	714	198,298	83.03	47.59	100.00
19	11	2,223,119	4.27	6.954	700	202,102	63.58	15.15	90.48
22	1	104,525	0.20	4.500	600	104,525	91.07	100.00	0.00
23	1	107,849	0.21	4.500	627	107,849	90.73	100.00	0.00
24	2	970,087	1.86	7.357	661	485,043	73.84	13.41	86.59
25	4	893,987	1.72	6.015	662	223,497	76.18	100.00	50.96
26	7	1,437,447	2.76	6.380	683	205,350	80.30	26.81	11.10
27	5	1,843,519	3.54	6.564	712	368,704	68.60	0.00	54.24
28	2	234,604	0.45	8.000	784	117,302	70.00	0.00	0.00
29	1	132,824	0.26	6.875	765	132,824	70.00	0.00	100.00
30	1	312,200	0.60	6.125	755	312,200	70.00	0.00	100.00
31	1	340,000	0.65	8.000	693	340,000	80.00	0.00	100.00
32	2	3,177,823	6.11	7.412	697	1,588,912	71.41	0.00	100.00
33	3	1,276,271	2.45	6.373	776	425,424	81.23	24.08	100.00
34	24	10,052,396	19.32	6.575	714	418,850	74.15	54.76	98.01
73	1	198,000	0.38	6.250	750	198,000	80.00	100.00	0.00
74	1	201,493	0.39	6.250	790	201,493	80.00	100.00	0.00
75	2	308,750	0.59	6.125	727	154,375	65.00	100.00	0.00
82	18	8,223,017	15.80	6.850	700	456,834	70.55	28.63	100.00
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

(1)	As of the Cut-off Date, the non-zero weighted average months to the next rate adjustment of the Mortgage Loans was approximately 29 months.

Rate Adjustment Frequency of the Group 2-1 Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1	6	4,753,299	9.13	9.116	737	792,217	66.61	8.63	69.63
6	36	9,054,744	17.40	7.406	701	251,521	72.90	14.64	62.04
12	89	38,228,410	73.46	6.780	704	429,533	72.47	34.86	91.60
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

30

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Date of Next Rate Change of the Group 2-1 Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1/1/2007	10	7,352,645	14.13	7.962	694	735,265	72.14	40.93	75.84
2/1/2007	3	720,355	1.38	6.211	682	240,118	77.00	23.96	76.04
4/1/2007	1	595,000	1.14	7.625	729	595,000	70.00	0.00	100.00
5/1/2007	5	2,313,023	4.45	8.150	716	462,605	72.08	12.63	89.67
6/1/2007	1	332,500	0.64	8.125	690	332,500	70.00	0.00	100.00
7/1/2007	11	5,692,487	10.94	7.517	729	517,499	69.57	0.00	86.64
10/1/2007	2	196,542	0.38	6.115	564	98,271	97.34	100.00	0.00
11/1/2007	1	650,000	1.25	6.625	780	650,000	26.00	0.00	100.00
12/1/2007	6	1,429,126	2.75	7.255	669	238,188	79.67	25.83	74.17
1/1/2008	1	33,727	0.06	7.750	614	33,727	80.00	0.00	0.00
4/1/2008	1	286,540	0.55	8.400	564	286,540	80.00	0.00	0.00
6/1/2008	2	396,596	0.76	7.632	714	198,298	83.03	47.59	100.00
7/1/2008	11	2,223,119	4.27	6.954	700	202,102	63.58	15.15	90.48
10/1/2008	1	104,525	0.20	4.500	600	104,525	91.07	100.00	0.00
11/1/2008	1	107,849	0.21	4.500	627	107,849	90.73	100.00	0.00
12/1/2008	2	970,087	1.86	7.357	661	485,043	73.84	13.41	86.59
1/1/2009	4	893,987	1.72	6.015	662	223,497	76.18	100.00	50.96
2/1/2009	7	1,437,447	2.76	6.380	683	205,350	80.30	26.81	11.10
3/1/2009	5	1,843,519	3.54	6.564	712	368,704	68.60	0.00	54.24
4/1/2009	2	234,604	0.45	8.000	784	117,302	70.00	0.00	0.00
5/1/2009	1	132,824	0.26	6.875	765	132,824	70.00	0.00	100.00
6/1/2009	1	312,200	0.60	6.125	755	312,200	70.00	0.00	100.00
7/1/2009	1	340,000	0.65	8.000	693	340,000	80.00	0.00	100.00
8/1/2009	2	3,177,823	6.11	7.412	697	1,588,912	71.41	0.00	100.00
9/1/2009	3	1,276,271	2.45	6.373	776	425,424	81.23	24.08	100.00
10/1/2009	24	10,052,396	19.32	6.575	714	418,850	74.15	54.76	98.01
1/1/2013	1	198,000	0.38	6.250	750	198,000	80.00	100.00	0.00
2/1/2013	1	201,493	0.39	6.250	790	201,493	80.00	100.00	0.00
3/1/2013	2	308,750	0.59	6.125	727	154,375	65.00	100.00	0.00
10/1/2013	18	8,223,017	15.80	6.850	700	456,834	70.55	28.63	100.00
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

Lien Position of the Group 2-1 Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
First Lien	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

31

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Original and Combined Loan to Value of the Group 2-1 Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
LTV (First Lien)	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45
0.00 - 30.00	1	650,000	1.25	6.625	780	650,000	26.00	0.00	100.00
40.01 - 50.00	2	1,323,113	2.54	6.873	730	661,557	49.53	0.00	74.68
50.01 - 55.00	2	1,955,492	3.76	8.534	757	977,746	53.46	23.30	100.00
55.01 - 60.00	5	4,516,896	8.68	6.860	706	903,379	56.80	0.00	81.33
60.01 - 65.00	6	1,720,618	3.31	6.179	704	286,770	61.91	54.73	82.06
65.01 - 70.00	38	18,776,613	36.08	7.723	703	494,121	69.99	14.30	90.12
70.01 - 75.00	9	4,347,942	8.36	7.076	710	483,105	73.99	12.69	97.62
75.01 - 80.00	43	14,304,265	27.49	6.581	704	332,657	79.90	45.12	83.26
85.01 - 90.00	5	1,260,950	2.42	7.085	726	252,190	89.06	79.09	68.41
90.01 - 95.00	6	1,004,843	1.93	6.227	673	167,474	92.38	79.58	68.70
95.01 - 99.99	13	2,076,152	3.99	5.800	655	159,704	97.92	100.00	25.95
100.00 +	1	99,569	0.19	7.250	724	99,569	100.00	100.00	100.00
CLTV (First Lien)	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45
0.00 - 75.00	21	13,287,649	25.54	7.100	722	632,745	58.59	10.56	91.13
75.01 - 80.00	18	11,212,776	21.55	6.717	702	622,932	76.56	33.93	97.14
85.01 - 90.00	14	5,024,490	9.66	7.919	710	358,892	74.48	25.99	66.71
90.01 - 95.00	26	9,855,842	18.94	7.707	681	379,071	74.76	30.16	87.92
95.01 - 100.00	52	12,655,696	24.32	6.651	711	243,379	78.95	44.05	70.54

(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 72.01% and the weighted average Combined Loan-to-Value was approximately 82.99%.

Credit Scores for the Group 2-1 Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 499	1	152,356	0.29	5.000	0	152,356	98.44	100.00	0.00
500 - 549	3	1,975,742	3.80	7.320	543	658,581	73.22	100.00	88.22
550 - 574	2	459,145	0.88	6.934	563	229,572	87.23	37.59	0.00
575 - 599	3	2,245,964	4.32	5.749	589	748,655	81.50	100.00	90.83
600 - 619	5	449,637	0.86	6.388	609	89,927	90.92	67.77	0.00
620 - 639	6	900,242	1.73	5.434	627	150,040	87.39	79.32	0.00
640 - 659	3	597,645	1.15	7.869	650	199,215	79.93	42.08	76.86
660 - 679	11	4,310,538	8.28	7.509	672	391,867	70.36	18.52	70.06
680 - 699	19	11,121,911	21.37	7.171	691	585,364	69.19	20.77	98.21
700 - 719	23	10,438,904	20.06	7.324	707	453,865	72.51	11.96	94.00
720 - 739	17	6,531,211	12.55	7.394	732	384,189	71.92	22.14	90.13
740 - 759	10	2,162,149	4.16	6.624	749	216,215	75.41	9.16	86.47
760 - 779	11	4,672,227	8.98	7.237	772	424,748	69.17	24.83	93.76
780 - 799	12	3,497,933	6.72	6.540	791	291,494	64.56	52.75	77.96
800 - 819	5	2,520,851	4.84	7.105	802	504,170	73.59	9.48	43.00
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 706.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

32

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Documentation Programs of the Group 2-1 Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Full	53	15,061,482	28.94	6.479	675	284,179	79.74	100.00	78.59
No Documentation	7	2,926,830	5.62	7.922	773	418,119	56.28	0.00	56.20
No Ratio	12	3,375,055	6.49	7.781	726	281,255	73.07	0.00	65.62
Stated Income	54	28,753,754	55.26	7.204	713	532,477	69.52	0.00	94.88
Stated/Stated	5	1,919,332	3.69	8.028	714	383,866	70.84	0.00	50.46
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

Occupancy Types for the Group 2-1 Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Investor	24	5,630,232	10.82	7.648	717	234,593	69.49	21.50	56.92
Owner Occupied	100	44,194,612	84.93	7.056	701	441,946	72.00	29.56	87.18
Second Home	7	2,211,609	4.25	6.646	774	315,944	78.55	35.55	100.00
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

Property Types for the Group 2-1 Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2-4 Family	9	3,223,234	6.19	7.328	710	358,137	69.52	21.87	83.14
Condominium	11	4,219,845	8.11	7.652	728	383,622	77.46	18.53	85.15
PUD	33	13,096,481	25.17	6.920	711	396,863	77.35	32.57	85.85
Single Family	78	31,496,893	60.53	7.082	701	403,806	69.32	29.55	83.91
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

Loan Purpose of the Group 2-1 Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Cash Out Refinance	19	13,263,708	25.49	7.115	692	698,090	65.17	21.05	96.44
Purchase	92	31,521,810	60.58	7.235	708	342,628	75.31	30.58	76.51
Rate/Term Refinance	20	7,250,934	13.93	6.504	724	362,547	70.18	36.29	97.07
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

33

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Geographic Distribution of the Mortgaged Properties for the Group 2-1 Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Arizona	1	307,351	0.59	6.500	701	307,351	90.35	100.00	100.00
Arkansas	1	102,799	0.20	7.125	753	102,799	80.00	0.00	100.00
California	20	13,041,868	25.06	6.956	721	652,093	67.81	4.85	90.98
Colorado	5	1,081,439	2.08	6.214	738	216,288	79.35	100.00	31.65
Connecticut	4	649,633	1.25	6.764	683	162,408	77.01	24.64	75.36
Florida	15	7,416,467	14.25	7.682	684	494,431	74.64	33.97	92.71
Georgia	8	3,666,468	7.05	6.233	653	458,309	79.12	71.31	96.97
Illinois	8	1,807,493	3.47	6.788	720	225,937	74.80	89.69	100.00
Indiana	7	1,339,525	2.57	5.927	690	191,361	89.36	55.30	52.88
Kentucky	3	290,066	0.56	7.248	690	96,689	78.90	65.23	65.23
Louisiana	2	234,604	0.45	8.000	784	117,302	70.00	0.00	0.00
Maine	1	186,200	0.36	6.625	626	186,200	59.11	0.00	0.00
Maryland	4	1,022,113	1.96	7.086	726	255,528	72.01	23.02	93.08
Massachusetts	1	286,540	0.55	8.400	564	286,540	80.00	0.00	0.00
Michigan	4	1,271,071	2.44	6.727	709	317,768	63.95	52.52	92.56
Minnesota	3	1,151,441	2.21	7.268	706	383,814	71.52	17.33	82.67
Montana	1	177,800	0.34	6.625	697	177,800	93.58	100.00	100.00
Nevada	3	1,368,520	2.63	6.387	779	456,173	79.32	52.66	100.00
New Jersey	3	2,068,666	3.98	8.085	716	689,555	73.95	0.00	100.00
New York	7	5,371,625	10.32	7.958	726	767,375	60.75	10.35	83.19
North Carolina	8	3,178,520	6.11	6.543	665	397,315	65.66	24.43	72.31
Ohio	4	511,325	0.98	6.472	742	127,831	85.96	100.00	100.00
Oklahoma	1	198,000	0.38	6.250	750	198,000	80.00	100.00	0.00
Oregon	5	1,456,773	2.80	6.642	697	291,355	78.38	0.00	32.41
Pennsylvania	1	280,651	0.54	7.000	736	280,651	70.00	0.00	100.00
South Carolina	3	1,175,761	2.26	6.515	758	391,920	80.00	54.43	100.00
Texas	4	457,953	0.88	6.130	737	114,488	85.25	89.51	0.00
Utah	1	1,049,936	2.02	9.250	705	1,049,936	70.00	0.00	100.00
Virginia	3	885,846	1.70	7.500	665	295,282	77.40	11.53	84.66
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

Debt to Income Ratios of the Group 2-1 Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0.00 - 10.00	25	7,269,148	13.97	7.681	735	290,766	66.91	9.36	55.29
10.01 - 15.00	1	2,040,000	3.92	5.750	588	2,040,000	80.00	100.00	100.00
15.01 - 20.00	7	5,491,568	10.55	7.776	658	784,510	72.70	37.48	81.72
20.01 - 25.00	5	1,995,594	3.83	6.158	683	399,119	64.19	47.48	91.29
25.01 - 30.00	13	5,257,202	10.10	7.267	721	404,400	62.46	13.65	100.00
30.01 - 35.00	18	8,253,979	15.86	7.140	709	458,554	76.64	21.53	91.60
35.01 - 40.00	20	7,719,395	14.83	7.003	745	385,970	73.91	17.51	98.65
40.01 - 45.00	24	6,119,135	11.76	6.882	704	254,964	76.44	59.90	83.09
45.01 - 50.00	11	5,514,331	10.60	7.039	685	501,303	68.07	17.08	88.69
50.01 - 55.00	4	1,357,466	2.61	6.285	770	339,367	82.18	52.27	73.37
55.01 - 60.00	1	172,286	0.33	6.000	739	172,286	95.19	100.00	100.00
70.01 - 80.00	1	286,907	0.55	6.875	675	286,907	80.00	0.00	0.00
90.01 - 99.99	1	559,443	1.08	6.000	700	559,443	80.00	0.00	0.00
TOTAL	131	52,036,453	100.00	7.102	706	397,225	72.01	28.94	84.45

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

34

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Current Principle Balances for the Group 2-2 Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 50,000	4	161,216	0.05	7.714	716	40,304	72.04	0.00	70.65
50,001 - 100,000	89	6,920,924	2.31	7.390	717	77,763	74.28	33.85	75.60
100,001 - 150,000	182	23,024,509	7.69	7.251	721	126,508	74.33	25.16	82.97
150,001 - 200,000	156	26,976,635	9.01	7.107	715	172,927	75.51	25.20	86.44
200,001 - 250,000	104	23,223,960	7.75	7.120	701	223,307	75.57	19.26	85.01
250,001 - 300,000	117	31,958,318	10.67	7.043	714	273,148	75.42	28.61	91.32
300,001 - 350,000	80	25,885,997	8.64	6.930	709	323,575	77.20	19.84	90.12
350,001 - 400,000	61	22,814,409	7.62	6.998	712	374,007	77.12	30.71	98.46
400,001 - 450,000	38	16,140,298	5.39	7.149	720	424,745	76.41	15.52	92.25
450,001 - 500,000	29	13,931,263	4.65	6.770	717	480,388	72.86	34.41	82.70
500,001 - 550,000	23	12,032,001	4.02	6.934	707	523,130	76.61	34.80	95.58
550,001 - 600,000	16	9,234,860	3.08	7.155	708	577,179	75.47	24.57	93.51
600,001 - 650,000	13	8,228,622	2.75	7.290	715	632,971	77.65	7.49	92.13
650,001 - 700,000	13	8,809,017	2.94	6.679	738	677,617	71.38	45.99	92.07
700,001 - 750,000	11	7,972,208	2.66	7.055	731	724,746	72.61	36.23	91.19
750,001 - 800,000	10	7,790,418	2.60	6.695	729	779,042	73.59	39.76	100.00
800,001 - 850,000	6	4,950,646	1.65	7.266	724	825,108	67.32	0.00	100.00
850,001 - 900,000	8	6,965,360	2.33	7.291	724	870,670	72.38	25.36	87.38
900,001 - 950,000	4	3,697,000	1.23	6.963	744	924,250	73.60	25.36	100.00
950,001 - 1,000,000	7	6,882,097	2.30	6.897	712	983,157	70.16	28.64	85.52
1,100,001 - 1,200,000	7	8,068,999	2.69	6.494	720	1,152,714	73.02	28.54	100.00
1,200,001 - 1,300,000	1	1,214,702	0.41	6.000	735	1,214,702	80.00	100.00	100.00
1,300,001 - 1,400,000	3	4,034,677	1.35	6.589	689	1,344,892	69.61	66.28	100.00
1,400,001 - 1,500,000	2	2,967,342	0.99	7.197	682	1,483,671	64.95	49.52	49.52
1,500,001 +	7	15,618,375	5.21	7.246	680	2,231,196	67.17	24.90	87.23
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $302,224.

Gross Coupons for the Group 2-2 Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
4.000 - 4.499	2	584,258	0.20	4.203	719	292,129	72.03	100.00	68.61
5.000 - 5.499	11	5,068,944	1.69	5.230	748	460,813	75.13	62.21	95.69
5.500 - 5.999	55	22,782,959	7.61	5.741	720	414,236	72.31	75.18	93.15
6.000 - 6.499	87	31,482,633	10.51	6.255	724	361,869	73.83	40.04	95.11
6.500 - 6.999	250	78,543,081	26.22	6.708	720	314,172	75.07	37.88	90.27
7.000 - 7.499	253	68,104,635	22.74	7.206	707	269,188	73.04	16.80	89.24
7.500 - 8.499	320	89,561,232	29.90	7.866	704	279,879	75.38	7.29	86.76
8.500 +	13	3,376,108	1.13	8.587	726	259,701	79.76	3.80	89.57
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

(1)	As of the Cut-off Date, the weighted average gross mortgage rate of the Mortgage Loans was approximately 7.037%.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

35

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Gross Margins of the Group 2-2 Mortgage Loans(1)

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2.250 - 2.499	829	250,493,165	83.64	6.954	718	302,163	73.66	29.85	91.22
2.500 - 2.749	15	7,036,794	2.35	7.034	713	469,120	74.94	9.71	91.95
2.750 - 2.999	22	7,746,020	2.59	6.672	729	352,092	85.22	49.22	89.08
3.000 - 3.249	2	2,918,208	0.97	6.826	600	1,459,104	65.48	7.60	100.00
3.250 - 3.499	5	908,657	0.30	6.834	724	181,731	82.25	100.00	100.00
3.500 - 3.749	1	450,000	0.15	8.005	736	450,000	100.00	0.00	100.00
5.000 +	117	29,951,007	10.00	7.842	683	255,992	78.01	3.06	75.66
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

(1)	As of the Cut-off Date, the non-zero weighted average gross margin of the Mortgage Loans was approximately 2.558%.

Maximum Mortgage Rates of the Group 2-2 Mortgage Loans(1)

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0.001 - 9.75	1	183,421	0.06	4.375	769	183,421	80.00	100.00	0.00
9.751 - 10.250	8	3,699,993	1.24	5.176	758	462,499	75.41	69.84	94.10
10.251 - 10.750	40	16,674,553	5.57	5.673	723	416,864	74.63	77.37	96.59
10.751 - 11.250	66	24,787,482	8.28	6.062	716	375,568	71.03	53.98	91.52
11.251 - 11.750	195	66,762,028	22.29	6.571	724	342,369	75.41	41.22	94.01
11.751 - 12.250	278	75,909,661	25.35	7.035	709	273,056	74.25	20.34	88.60
12.251 - 12.750	225	56,162,716	18.75	7.528	708	249,612	72.96	11.00	89.66
12.751 - 13.250	146	45,594,646	15.22	8.011	703	312,292	75.63	6.59	83.87
13.251 +	32	9,729,349	3.25	8.449	712	304,042	79.11	1.32	81.47
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

(1)	As of the Cut-off Date, the non-zero weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 12.040%.

Periodic Rate Caps of the Group 2-2 Mortgage Loans(1)

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1	674	170,389,749	56.89	7.483	709	252,804	73.94	7.21	88.29
2	314	128,700,915	42.97	6.449	719	409,876	75.01	53.64	91.76
5	3	413,186	0.14	6.795	693	137,729	80.00	0.00	66.12
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

(1)	As of the Cut-off Date, the non-zero weighted average Periodic Rate Cap of the Mortgage Loans was approximately 1.435%.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

36

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Original Terms to Maturity of the Group 2-2 Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
360	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

(1)	As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Group 2-2 Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
325	1	219,583	0.07	6.875	682	219,583	95.00	0.00	0.00
335	1	402,742	0.13	5.000	780	402,742	80.00	100.00	100.00
336	2	953,250	0.32	5.436	742	476,625	74.35	16.14	100.00
340	2	668,212	0.22	5.673	718	334,106	78.32	100.00	100.00
341	2	1,162,705	0.39	5.689	763	581,353	60.23	100.00	100.00
343	1	954,297	0.32	5.875	714	954,297	73.83	0.00	100.00
344	9	1,931,487	0.64	5.225	710	214,610	70.42	83.23	100.00
345	8	3,372,659	1.13	6.064	727	421,582	71.89	32.78	94.56
346	13	4,583,000	1.53	6.029	703	352,538	75.82	67.80	92.12
347	10	5,958,112	1.99	6.205	653	595,811	71.20	33.64	100.00
348	24	11,913,987	3.98	6.208	741	496,416	75.84	31.97	99.60
349	12	2,849,620	0.95	6.529	751	237,468	69.07	60.20	77.43
350	11	2,627,519	0.88	6.722	682	238,865	73.97	15.69	80.15
351	23	5,851,278	1.95	6.948	709	254,403	72.96	7.47	79.76
352	34	8,787,946	2.93	6.828	715	258,469	75.02	38.49	95.77
353	43	11,768,730	3.93	7.642	713	273,691	71.33	12.30	95.52
354	32	11,386,472	3.80	7.090	704	355,827	77.44	26.44	87.19
355	361	98,184,344	32.78	7.167	721	271,979	75.27	26.69	90.23
356	17	9,290,453	3.10	7.313	674	546,497	67.32	49.03	76.47
357	8	1,992,560	0.67	7.675	681	249,070	76.41	21.17	84.98
358	376	114,466,893	38.22	7.146	710	304,433	74.56	22.31	88.56
359	1	178,000	0.06	7.875	749	178,000	80.00	100.00	100.00
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 355 months.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

37

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Months to Next Rate Adjustment of the Group 2-2 Mortgage Loans(1)

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
25	1	219,583	0.07	6.875	682	219,583	95.00	0.00	0.00
35	1	402,742	0.13	5.000	780	402,742	80.00	100.00	100.00
36	2	953,250	0.32	5.436	742	476,625	74.35	16.14	100.00
40	2	668,212	0.22	5.673	718	334,106	78.32	100.00	100.00
41	2	1,162,705	0.39	5.689	763	581,353	60.23	100.00	100.00
43	1	954,297	0.32	5.875	714	954,297	73.83	0.00	100.00
44	9	1,931,487	0.64	5.225	710	214,610	70.42	83.23	100.00
45	8	3,372,659	1.13	6.064	727	421,582	71.89	32.78	94.56
46	13	4,583,000	1.53	6.029	703	352,538	75.82	67.80	92.12
47	10	5,958,112	1.99	6.205	653	595,811	71.20	33.64	100.00
48	24	11,913,987	3.98	6.208	741	496,416	75.84	31.97	99.60
49	12	2,849,620	0.95	6.529	751	237,468	69.07	60.20	77.43
50	11	2,627,519	0.88	6.722	682	238,865	73.97	15.69	80.15
51	23	5,851,278	1.95	6.948	709	254,403	72.96	7.47	79.76
52	34	8,787,946	2.93	6.828	715	258,469	75.02	38.49	95.77
53	43	11,768,730	3.93	7.642	713	273,691	71.33	12.30	95.52
54	32	11,386,472	3.80	7.090	704	355,827	77.44	26.44	87.19
55	361	98,184,344	32.78	7.167	721	271,979	75.27	26.69	90.23
56	17	9,290,453	3.10	7.313	674	546,497	67.32	49.03	76.47
57	8	1,992,560	0.67	7.675	681	249,070	76.41	21.17	84.98
58	376	114,466,893	38.22	7.146	710	304,433	74.56	22.31	88.56
59	1	178,000	0.06	7.875	749	178,000	80.00	100.00	100.00
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

(1)	As of the Cut-off Date, the non-zero weighted average months to the next rate adjustment of the Mortgage Loans was approximately 55 months.

Rate Adjustment Frequency of the Group 2-2 Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
6	678	170,960,098	57.08	7.481	709	252,154	73.95	7.19	88.25
12	313	128,543,752	42.92	6.447	719	410,683	75.01	53.71	91.75
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

38

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Date of Next Rate Change of the Group 2-2 Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1/1/2009	1	219,583	0.07	6.875	682	219,583	95.00	0.00	0.00
11/1/2009	1	402,742	0.13	5.000	780	402,742	80.00	100.00	100.00
12/1/2009	2	953,250	0.32	5.436	742	476,625	74.35	16.14	100.00
4/1/2010	2	668,212	0.22	5.673	718	334,106	78.32	100.00	100.00
5/1/2010	2	1,162,705	0.39	5.689	763	581,353	60.23	100.00	100.00
7/1/2010	1	954,297	0.32	5.875	714	954,297	73.83	0.00	100.00
8/1/2010	9	1,931,487	0.64	5.225	710	214,610	70.42	83.23	100.00
9/1/2010	8	3,372,659	1.13	6.064	727	421,582	71.89	32.78	94.56
10/1/2010	13	4,583,000	1.53	6.029	703	352,538	75.82	67.80	92.12
11/1/2010	10	5,958,112	1.99	6.205	653	595,811	71.20	33.64	100.00
12/1/2010	24	11,913,987	3.98	6.208	741	496,416	75.84	31.97	99.60
1/1/2011	12	2,849,620	0.95	6.529	751	237,468	69.07	60.20	77.43
2/1/2011	11	2,627,519	0.88	6.722	682	238,865	73.97	15.69	80.15
3/1/2011	23	5,851,278	1.95	6.948	709	254,403	72.96	7.47	79.76
4/1/2011	34	8,787,946	2.93	6.828	715	258,469	75.02	38.49	95.77
5/1/2011	43	11,768,730	3.93	7.642	713	273,691	71.33	12.30	95.52
6/1/2011	32	11,386,472	3.80	7.090	704	355,827	77.44	26.44	87.19
7/1/2011	361	98,184,344	32.78	7.167	721	271,979	75.27	26.69	90.23
8/1/2011	17	9,290,453	3.10	7.313	674	546,497	67.32	49.03	76.47
9/1/2011	8	1,992,560	0.67	7.675	681	249,070	76.41	21.17	84.98
10/1/2011	376	114,466,893	38.22	7.146	710	304,433	74.56	22.31	88.56
11/1/2011	1	178,000	0.06	7.875	749	178,000	80.00	100.00	100.00
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

Lien Position of the Group 2-2 Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
First Lien	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

39

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Original and Combined Loan to Value of the Group 2-2 Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
LTV (First Lien)	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75
0.00 - 30.00	2	597,974	0.20	5.853	776	298,987	24.16	100.00	17.35
30.01 - 40.00	3	482,192	0.16	6.445	756	160,731	34.07	21.20	78.80
40.01 - 50.00	10	6,012,064	2.01	6.473	739	601,206	44.92	21.75	55.59
50.01 - 55.00	10	2,889,665	0.96	6.344	732	288,966	53.20	36.96	85.51
55.01 - 60.00	12	6,763,949	2.26	7.090	726	563,662	59.13	20.80	70.50
60.01 - 65.00	31	15,842,519	5.29	7.056	695	511,049	63.72	16.41	89.74
65.01 - 70.00	317	77,261,188	25.80	7.146	712	243,726	69.66	15.68	91.57
70.01 - 75.00	113	42,828,060	14.30	7.276	711	379,009	74.37	14.10	90.46
75.01 - 80.00	439	134,109,912	44.78	6.913	714	305,490	79.58	38.54	92.28
80.01 - 85.00	3	724,437	0.24	7.390	704	241,479	84.97	0.00	61.92
85.01 - 90.00	26	6,691,752	2.23	7.497	704	257,375	89.64	20.41	81.58
90.01 - 95.00	11	1,852,028	0.62	7.230	715	168,366	95.00	40.87	82.25
95.01 - 99.99	3	840,175	0.28	7.052	742	280,058	99.66	43.59	92.58
100.00 +	11	2,607,932	0.87	7.081	750	237,085	100.00	73.61	79.87
CLTV (First Lien)	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75
0.00 - 75.00	147	61,224,681	20.44	6.849	708	416,494	64.55	25.21	80.05
75.01 - 80.00	150	53,167,521	17.75	6.808	716	354,450	78.33	38.87	90.85
80.01 - 85.00	4	1,494,419	0.50	7.704	668	373,605	77.26	0.00	81.54
85.01 - 90.00	139	45,245,405	15.11	7.116	713	325,507	76.74	24.63	92.41
90.01 - 95.00	161	37,423,873	12.50	7.270	721	232,446	75.70	22.41	91.35
95.01 - 100.00	390	100,947,950	33.71	7.141	713	258,841	76.75	25.45	93.40

(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 74.41% and the weighted average Combined Loan-to-Value was approximately 86.73%.

Credit Scores for the Group 2-2 Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 499	1	62,368	0.02	7.625	0	62,368	97.00	100.00	0.00
500 - 549	3	2,593,750	0.87	7.238	541	864,583	77.49	98.05	100.00
550 - 574	1	1,354,500	0.45	7.375	565	1,354,500	70.00	100.00	100.00
575 - 599	3	699,082	0.23	7.216	590	233,027	78.70	74.25	100.00
600 - 619	4	3,629,426	1.21	6.731	603	907,356	68.33	25.71	100.00
620 - 639	32	9,978,473	3.33	7.616	632	311,827	75.07	24.50	71.55
640 - 659	31	7,782,387	2.60	7.086	652	251,045	77.99	37.88	94.07
660 - 679	159	41,215,048	13.76	7.211	669	259,214	73.55	22.30	86.81
680 - 699	179	57,887,676	19.33	7.149	689	323,395	74.16	20.02	89.49
700 - 719	143	40,599,512	13.56	6.968	710	283,913	75.03	24.60	90.37
720 - 739	143	44,765,029	14.95	6.978	730	313,042	76.93	22.81	95.03
740 - 759	110	32,408,864	10.82	6.790	749	294,626	73.35	23.96	96.18
760 - 779	80	23,403,495	7.81	6.886	769	292,544	76.00	41.27	91.99
780 - 799	80	26,674,669	8.91	6.958	789	333,433	71.07	38.03	77.83
800 - 819	22	6,449,572	2.15	6.942	806	293,162	71.11	30.62	90.08
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 713.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

40

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Documentation Programs of the Group 2-2 Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Full	262	81,324,710	27.15	6.491	714	310,400	76.29	100.00	90.78
No Documentation	85	21,197,890	7.08	7.653	720	249,387	73.28	0.00	80.18
No Ratio	176	46,117,243	15.40	7.418	715	262,030	73.54	0.00	89.89
Reduced	4	569,036	0.19	7.069	718	142,259	78.40	0.00	100.00
Stated Income	417	139,922,037	46.72	7.111	713	335,544	73.91	0.00	91.07
Stated/Stated	47	10,372,933	3.46	7.373	691	220,701	72.39	0.00	82.27
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

Occupancy Types for the Group 2-2 Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Investor	245	46,524,033	15.53	7.547	718	189,894	74.24	14.57	83.38
Owner Occupied	670	233,394,879	77.93	6.914	713	348,351	74.63	30.29	91.93
Second Home	76	19,584,938	6.54	7.302	709	257,697	72.14	19.64	78.96
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

Property Types for the Group 2-2 Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2-4 Family	68	19,298,908	6.44	7.455	712	283,807	72.27	13.76	75.44
CO-OP	4	1,553,737	0.52	5.802	754	388,434	56.57	25.85	74.15
Condominium	169	38,990,864	13.02	7.088	717	230,715	75.54	22.64	90.62
PUD	227	75,342,796	25.16	6.959	707	331,907	76.48	33.81	96.64
Single Family	523	164,317,545	54.86	7.024	715	314,183	73.61	26.76	88.22
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

Loan Purpose of the Group 2-2 Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Cash Out Refinance	202	72,621,533	24.25	7.111	706	359,513	70.45	19.10	84.48
Purchase	693	189,995,686	63.44	7.080	716	274,164	76.01	29.30	90.81
Rate/Term Refinance	96	36,886,630	12.32	6.675	713	384,236	73.95	31.94	94.71
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

41

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Geographic Distribution of the Mortgaged Properties for the Group 2-2 Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Alabama	6	801,241	0.27	6.793	706	133,540	68.05	17.97	59.74
Alaska	2	318,135	0.11	7.713	699	159,068	84.16	0.00	100.00
Arizona	61	16,987,069	5.67	7.103	709	278,477	74.16	28.77	92.95
California	106	44,368,891	14.81	6.724	707	418,574	74.58	29.40	97.07
Colorado	31	10,689,258	3.57	7.177	730	344,815	67.50	9.46	77.14
Connecticut	9	2,929,460	0.98	6.613	744	325,496	73.31	57.21	70.41
Delaware	1	261,000	0.09	8.250	740	261,000	90.00	0.00	100.00
District of Columbia	2	643,300	0.21	7.168	728	321,650	70.00	0.00	100.00
Florida	139	37,099,683	12.39	7.491	698	266,904	75.59	25.51	88.49
Georgia	23	3,842,289	1.28	6.975	709	167,056	75.18	40.79	92.64
Hawaii	2	700,499	0.23	6.018	672	350,250	76.85	68.52	100.00
Idaho	5	1,248,547	0.42	7.290	760	249,709	74.31	0.00	91.76
Illinois	98	27,762,281	9.27	7.106	725	283,289	75.67	28.52	89.56
Indiana	11	1,914,973	0.64	6.865	709	174,088	81.61	52.55	89.35
Kentucky	2	325,099	0.11	7.460	660	162,550	85.03	0.00	66.44
Louisiana	7	1,087,157	0.36	7.274	743	155,308	76.84	21.71	13.94
Maryland	68	20,252,695	6.76	6.975	718	297,834	75.64	30.02	95.60
Massachusetts	27	9,986,614	3.33	7.422	696	369,875	70.76	5.02	82.50
Michigan	17	5,409,652	1.81	7.426	719	318,215	75.26	15.75	77.48
Minnesota	16	6,032,398	2.01	7.739	711	377,025	71.55	15.42	97.89
Mississippi	1	99,133	0.03	6.875	774	99,133	74.94	100.00	0.00
Missouri	6	704,477	0.24	7.365	697	117,413	73.77	38.51	100.00
Nevada	44	12,236,836	4.09	6.833	727	278,110	76.89	21.73	91.79
New Hampshire	10	3,173,952	1.06	6.796	763	317,395	75.66	74.68	87.71
New Jersey	19	7,533,128	2.52	6.976	714	396,480	72.01	40.09	75.22
New Mexico	5	739,626	0.25	7.037	715	147,925	75.44	17.58	100.00
New York	30	15,446,860	5.16	6.774	713	514,895	69.31	35.76	84.55
North Carolina	40	11,208,685	3.74	6.904	694	280,217	74.05	30.86	82.81
Ohio	15	1,562,091	0.52	6.951	707	104,139	75.51	28.88	89.59
Oklahoma	1	319,500	0.11	8.125	627	319,500	90.00	0.00	100.00
Oregon	18	5,996,516	2.00	6.858	745	333,140	73.99	1.80	86.35
Pennsylvania	18	4,138,922	1.38	7.053	737	229,940	76.48	51.87	84.54
Rhode Island	2	428,426	0.14	7.390	723	214,213	75.99	48.55	48.55
South Carolina	29	7,007,968	2.34	6.941	735	241,654	72.18	4.58	98.25
South Dakota	2	275,170	0.09	6.122	708	137,585	83.70	70.93	100.00
Tennessee	4	617,878	0.21	6.087	715	154,470	76.51	72.71	86.91
Texas	16	3,316,457	1.11	6.939	706	207,279	78.25	59.64	82.02
Utah	14	4,279,834	1.43	7.334	729	305,702	72.86	15.32	97.83
Virginia	56	18,348,208	6.13	6.842	708	327,647	77.43	25.91	98.34
Washington	20	6,524,059	2.18	6.997	709	326,203	76.63	12.57	95.23
West Virginia	1	272,000	0.09	6.625	783	272,000	80.00	100.00	100.00
Wisconsin	5	984,853	0.33	7.607	657	196,971	66.76	16.68	40.15
Wyoming	2	1,629,028	0.54	6.287	685	814,514	68.21	90.20	90.20
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

42

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Debt to Income Ratios of the Group 2-2 Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0.00 - 10.00	280	74,422,617	24.85	7.435	714	265,795	74.01	5.48	87.65
10.01 - 15.00	8	4,697,114	1.57	7.189	584	587,139	75.36	88.87	100.00
15.01 - 20.00	31	10,884,282	3.63	6.711	708	351,106	75.75	48.63	90.09
20.01 - 25.00	38	10,531,587	3.52	6.827	739	277,147	68.57	39.23	78.57
25.01 - 30.00	81	26,924,567	8.99	6.770	721	332,402	73.13	27.63	87.86
30.01 - 35.00	128	39,041,242	13.04	6.860	716	305,010	74.14	29.92	91.18
35.01 - 40.00	194	59,729,024	19.94	6.941	712	307,882	74.50	21.82	89.11
40.01 - 45.00	165	50,731,101	16.94	7.055	712	307,461	75.68	39.91	94.10
45.01 - 50.00	49	14,286,757	4.77	7.001	704	291,566	76.43	43.44	90.41
50.01 - 55.00	12	4,409,390	1.47	6.527	752	367,449	80.31	92.22	95.05
55.01 - 60.00	1	102,203	0.03	6.875	729	102,203	33.23	100.00	0.00
65.01 - 70.00	1	259,645	0.09	6.875	679	259,645	70.00	0.00	0.00
70.01 - 80.00	1	2,449,842	0.82	6.375	751	2,449,842	76.56	0.00	100.00
80.01 - 90.00	1	866,479	0.29	5.625	750	866,479	65.39	100.00	100.00
100.00 +	1	168,000	0.06	7.875	782	168,000	70.00	0.00	100.00
TOTAL	991	299,503,850	100.00	7.037	713	302,224	74.41	27.15	89.75

Current Principle Balances for the Group 2 Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 50,000	7	255,085	0.07	7.745	709	36,441	72.61	0.00	49.39
50,001 - 100,000	100	7,770,137	2.21	7.398	717	77,701	74.58	34.87	74.48
100,001 - 150,000	201	25,287,340	7.19	7.172	716	125,808	75.18	27.62	78.17
150,001 - 200,000	177	30,605,065	8.71	7.003	712	172,910	76.11	31.11	81.91
200,001 - 250,000	120	26,792,879	7.62	7.088	704	223,274	76.22	22.42	84.51
250,001 - 300,000	124	33,873,229	9.64	7.043	713	273,171	75.60	27.73	90.11
300,001 - 350,000	90	29,139,648	8.29	6.916	712	323,774	76.79	22.13	90.07
350,001 - 400,000	64	23,952,044	6.81	6.983	714	374,251	76.97	32.44	98.54
400,001 - 450,000	42	17,874,242	5.08	7.173	721	425,577	76.97	16.31	93.00
450,001 - 500,000	35	16,856,178	4.79	6.750	723	481,605	72.82	37.07	85.70
500,001 - 550,000	26	13,617,750	3.87	7.002	712	523,760	75.96	30.75	92.12
550,001 - 600,000	18	10,389,303	2.96	7.120	708	577,183	75.40	21.84	88.85
600,001 - 650,000	17	10,799,542	3.07	7.065	727	635,267	73.80	17.49	94.01
650,001 - 700,000	16	10,811,213	3.08	6.684	741	675,701	70.79	37.48	87.46
700,001 - 750,000	14	10,202,408	2.90	7.207	724	728,743	72.77	28.31	93.12
750,001 - 800,000	10	7,790,418	2.22	6.695	729	779,042	73.59	39.76	100.00
800,001 - 850,000	7	5,790,646	1.65	7.318	715	827,235	67.71	0.00	100.00
850,001 - 900,000	10	8,720,360	2.48	7.258	719	872,036	72.89	20.26	89.92
900,001 - 950,000	5	4,599,770	1.31	7.339	730	919,954	72.90	20.38	80.37
950,001 - 1,000,000	10	9,870,209	2.81	6.802	708	987,021	67.14	19.97	89.90
1,000,001 - 1,100,000	3	3,133,836	0.89	8.253	713	1,044,612	70.00	0.00	100.00
1,100,001 - 1,200,000	8	9,262,465	2.63	6.817	721	1,157,808	72.63	24.86	100.00
1,200,001 - 1,300,000	1	1,214,702	0.35	6.000	735	1,214,702	80.00	100.00	100.00
1,300,001 - 1,400,000	3	4,034,677	1.15	6.589	689	1,344,892	69.61	66.28	100.00
1,400,001 - 1,500,000	3	4,467,283	1.27	7.802	714	1,489,094	60.97	32.89	66.47
1,500,001 +	11	24,429,875	6.95	7.165	666	2,220,898	67.65	31.40	91.84
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $313,316.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

43

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Gross Coupons for the Group 2 Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
4.000 - 4.499	3	710,033	0.20	4.167	686	236,678	76.35	100.00	56.45
4.500 - 4.999	5	701,032	0.20	4.584	606	140,206	93.76	100.00	0.00
5.000 - 5.499	15	5,624,434	1.60	5.217	740	374,962	76.30	62.92	89.26
5.500 - 5.999	61	25,857,230	7.36	5.741	709	423,889	73.58	77.11	91.81
6.000 - 6.499	112	40,711,182	11.58	6.250	727	363,493	73.96	41.83	91.86
6.500 - 6.999	283	90,147,117	25.64	6.702	722	318,541	74.61	35.39	89.58
7.000 - 7.499	272	74,956,310	21.32	7.197	706	275,575	72.36	17.88	89.85
7.500 - 8.499	349	103,375,014	29.41	7.842	701	296,203	74.85	8.27	87.56
8.500 +	22	9,457,950	2.69	8.945	727	429,907	72.22	6.44	80.26
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

(1)	As of the Cut-off Date, the weighted average gross mortgage rate of the Mortgage Loans was approximately 7.047%.

Gross Margins of the Group 2 Mortgage Loans(1)

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2.000 - 2.249	1	226,605	0.06	7.500	718	226,605	80.00	100.00	100.00
2.250 - 2.499	934	288,357,377	82.03	6.923	717	308,734	73.54	29.89	90.37
2.500 - 2.749	17	9,869,593	2.81	7.164	708	580,564	73.63	6.92	94.26
2.750 - 2.999	29	10,094,143	2.87	6.695	726	348,074	82.33	49.56	89.25
3.000 - 3.249	4	4,947,748	1.41	7.199	579	1,236,937	67.91	39.71	94.21
3.250 - 3.499	5	908,657	0.26	6.834	724	181,731	82.25	100.00	100.00
3.500 - 3.749	4	4,046,177	1.15	8.861	735	1,011,544	67.07	0.00	77.69
3.750 - 3.999	1	1,049,936	0.30	9.250	705	1,049,936	70.00	0.00	100.00
4.000 - 4.249	3	1,079,502	0.31	9.014	749	359,834	70.96	0.00	49.91
4.500 - 4.749	1	410,120	0.12	9.875	680	410,120	90.00	100.00	100.00
5.000 +	123	30,550,445	8.69	7.855	683	248,378	78.00	3.23	75.03
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

(1)	As of the Cut-off Date, the non-zero weighted average gross margin of the Mortgage Loans was approximately 2.555%.

Maximum Mortgage Rates of the Group 2 Mortgage Loans(1)

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0.001 - 9.75	7	1,092,549	0.31	4.804	664	156,078	90.23	100.00	0.00
9.751 - 10.250	14	4,509,294	1.28	5.209	735	322,092	79.55	75.25	77.21
10.251 - 10.750	43	17,135,654	4.87	5.675	722	398,504	75.23	77.98	93.99
10.751 - 11.250	73	28,355,597	8.07	6.051	709	388,433	70.64	56.88	90.09
11.251 - 11.750	206	71,471,628	20.33	6.570	722	346,950	75.29	40.02	94.41
11.751 - 12.250	312	91,525,467	26.04	7.135	711	293,351	73.47	21.29	88.14
12.251 - 12.750	253	66,108,947	18.81	7.398	712	261,300	73.21	13.07	90.09
12.751 - 13.250	167	51,199,558	14.56	7.925	704	306,584	74.74	7.20	82.37
13.251 +	47	20,141,610	5.73	8.058	693	428,545	75.04	9.91	88.12
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

(1)	As of the Cut-off Date, the non-zero weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 12.087%.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

44

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Periodic Rate Caps of the Group 2 Mortgage Loans(1)

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0	9	6,624,840	1.88	8.948	730	736,093	67.91	9.61	78.21
1	710	176,756,011	50.28	7.457	708	248,952	74.21	8.27	86.67
2	396	167,038,023	47.52	6.542	716	421,813	74.12	48.15	92.26
5	7	1,121,429	0.32	6.417	730	160,204	75.87	63.16	24.36
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

(1)	As of the Cut-off Date, the non-zero weighted average Periodic Rate Cap of the Mortgage Loans was approximately 1.497%.

Original Terms to Maturity of the Group 2 Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
360	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

(1)	As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 360 months.

Remaining Terms to Maturity of the Group 2 Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
319	1	226,605	0.06	7.500	718	226,605	80.00	100.00	100.00
325	1	219,583	0.06	6.875	682	219,583	95.00	0.00	0.00
334	1	70,767	0.02	9.875	618	70,767	99.00	100.00	0.00
335	1	402,742	0.11	5.000	780	402,742	80.00	100.00	100.00
336	2	953,250	0.27	5.436	742	476,625	74.35	16.14	100.00
340	2	668,212	0.19	5.673	718	334,106	78.32	100.00	100.00
341	2	1,162,705	0.33	5.689	763	581,353	60.23	100.00	100.00
342	1	188,756	0.05	6.125	790	188,756	86.36	100.00	100.00
343	4	2,284,567	0.65	6.325	709	571,142	63.90	7.54	100.00
344	9	1,931,487	0.55	5.225	710	214,610	70.42	83.23	100.00
345	8	3,372,659	0.96	6.064	727	421,582	71.89	32.78	94.56
346	15	4,813,301	1.37	5.942	697	320,887	76.69	69.34	87.71
347	12	6,715,960	1.91	6.218	665	559,663	67.14	31.45	98.39
348	33	14,645,700	4.17	6.430	727	443,809	75.95	29.41	96.27
349	22	7,250,846	2.06	6.482	683	329,584	74.80	71.44	64.85
350	22	4,986,814	1.42	6.531	687	226,673	76.48	23.50	56.41
351	30	8,003,547	2.28	6.828	710	266,785	71.65	9.32	70.80
352	39	11,404,031	3.24	7.218	722	292,411	71.90	29.66	92.17
353	49	14,214,577	4.04	7.717	714	290,093	71.44	12.24	94.61
354	34	11,906,512	3.39	7.098	704	350,192	77.28	25.29	87.75
355	385	107,460,268	30.57	7.236	721	279,118	74.94	24.92	89.66
356	19	12,468,277	3.55	7.339	680	656,225	68.36	36.53	82.47
357	11	3,268,831	0.93	7.167	718	297,166	78.29	22.30	90.85
358	418	132,742,307	37.76	7.085	710	317,565	74.28	25.16	89.99
359	1	178,000	0.05	7.875	749	178,000	80.00	100.00	100.00
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 355 months.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

45

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Months to Next Rate Adjustment of the Group 2 Mortgage Loans(1)

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1	10	7,352,645	2.09	7.962	694	735,265	72.14	40.93	75.84
2	3	720,355	0.20	6.211	682	240,118	77.00	23.96	76.04
4	1	595,000	0.17	7.625	729	595,000	70.00	0.00	100.00
5	5	2,313,023	0.66	8.150	716	462,605	72.08	12.63	89.67
6	1	332,500	0.09	8.125	690	332,500	70.00	0.00	100.00
7	11	5,692,487	1.62	7.517	729	517,499	69.57	0.00	86.64
10	2	196,542	0.06	6.115	564	98,271	97.34	100.00	0.00
11	1	650,000	0.18	6.625	780	650,000	26.00	0.00	100.00
12	6	1,429,126	0.41	7.255	669	238,188	79.67	25.83	74.17
13	1	33,727	0.01	7.750	614	33,727	80.00	0.00	0.00
16	1	286,540	0.08	8.400	564	286,540	80.00	0.00	0.00
18	2	396,596	0.11	7.632	714	198,298	83.03	47.59	100.00
19	11	2,223,119	0.63	6.954	700	202,102	63.58	15.15	90.48
22	1	104,525	0.03	4.500	600	104,525	91.07	100.00	0.00
23	1	107,849	0.03	4.500	627	107,849	90.73	100.00	0.00
24	2	970,087	0.28	7.357	661	485,043	73.84	13.41	86.59
25	5	1,113,571	0.32	6.185	666	222,714	79.89	80.28	40.91
26	7	1,437,447	0.41	6.380	683	205,350	80.30	26.81	11.10
27	5	1,843,519	0.52	6.564	712	368,704	68.60	0.00	54.24
28	2	234,604	0.07	8.000	784	117,302	70.00	0.00	0.00
29	1	132,824	0.04	6.875	765	132,824	70.00	0.00	100.00
30	1	312,200	0.09	6.125	755	312,200	70.00	0.00	100.00
31	1	340,000	0.10	8.000	693	340,000	80.00	0.00	100.00
32	2	3,177,823	0.90	7.412	697	1,588,912	71.41	0.00	100.00
33	3	1,276,271	0.36	6.373	776	425,424	81.23	24.08	100.00
34	24	10,052,396	2.86	6.575	714	418,850	74.15	54.76	98.01
35	1	402,742	0.11	5.000	780	402,742	80.00	100.00	100.00
36	2	953,250	0.27	5.436	742	476,625	74.35	16.14	100.00
40	2	668,212	0.19	5.673	718	334,106	78.32	100.00	100.00
41	2	1,162,705	0.33	5.689	763	581,353	60.23	100.00	100.00
43	1	954,297	0.27	5.875	714	954,297	73.83	0.00	100.00
44	9	1,931,487	0.55	5.225	710	214,610	70.42	83.23	100.00
45	8	3,372,659	0.96	6.064	727	421,582	71.89	32.78	94.56
46	13	4,583,000	1.30	6.029	703	352,538	75.82	67.80	92.12
47	10	5,958,112	1.69	6.205	653	595,811	71.20	33.64	100.00
48	24	11,913,987	3.39	6.208	741	496,416	75.84	31.97	99.60
49	12	2,849,620	0.81	6.529	751	237,468	69.07	60.20	77.43
50	11	2,627,519	0.75	6.722	682	238,865	73.97	15.69	80.15
51	23	5,851,278	1.66	6.948	709	254,403	72.96	7.47	79.76
52	34	8,787,946	2.50	6.828	715	258,469	75.02	38.49	95.77
53	43	11,768,730	3.35	7.642	713	273,691	71.33	12.30	95.52
54	32	11,386,472	3.24	7.090	704	355,827	77.44	26.44	87.19
55	361	98,184,344	27.93	7.167	721	271,979	75.27	26.69	90.23
56	17	9,290,453	2.64	7.313	674	546,497	67.32	49.03	76.47
57	8	1,992,560	0.57	7.675	681	249,070	76.41	21.17	84.98
58	376	114,466,893	32.56	7.146	710	304,433	74.56	22.31	88.56
59	1	178,000	0.05	7.875	749	178,000	80.00	100.00	100.00
73	1	198,000	0.06	6.250	750	198,000	80.00	100.00	0.00
74	1	201,493	0.06	6.250	790	201,493	80.00	100.00	0.00
75	2	308,750	0.09	6.125	727	154,375	65.00	100.00	0.00
82	18	8,223,017	2.34	6.850	700	456,834	70.55	28.63	100.00
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

(1)	As of the Cut-off Date, the non-zero weighted average months to the next rate adjustment of the Mortgage Loans was approximately 51 months.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

46

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Rate Adjustment Frequency of the Group 2 Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1	6	4,753,299	1.35	9.116	737	792,217	66.61	8.63	69.63
6	714	180,014,842	51.21	7.478	709	252,122	73.90	7.56	86.93
12	402	166,772,162	47.44	6.523	715	414,856	74.43	49.39	91.72
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

47

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Date of Next Rate Change of the Group 2 Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
1/1/2007	10	7,352,645	2.09	7.962	694	735,265	72.14	40.93	75.84
2/1/2007	3	720,355	0.20	6.211	682	240,118	77.00	23.96	76.04
4/1/2007	1	595,000	0.17	7.625	729	595,000	70.00	0.00	100.00
5/1/2007	5	2,313,023	0.66	8.150	716	462,605	72.08	12.63	89.67
6/1/2007	1	332,500	0.09	8.125	690	332,500	70.00	0.00	100.00
7/1/2007	11	5,692,487	1.62	7.517	729	517,499	69.57	0.00	86.64
10/1/2007	2	196,542	0.06	6.115	564	98,271	97.34	100.00	0.00
11/1/2007	1	650,000	0.18	6.625	780	650,000	26.00	0.00	100.00
12/1/2007	6	1,429,126	0.41	7.255	669	238,188	79.67	25.83	74.17
1/1/2008	1	33,727	0.01	7.750	614	33,727	80.00	0.00	0.00
4/1/2008	1	286,540	0.08	8.400	564	286,540	80.00	0.00	0.00
6/1/2008	2	396,596	0.11	7.632	714	198,298	83.03	47.59	100.00
7/1/2008	11	2,223,119	0.63	6.954	700	202,102	63.58	15.15	90.48
10/1/2008	1	104,525	0.03	4.500	600	104,525	91.07	100.00	0.00
11/1/2008	1	107,849	0.03	4.500	627	107,849	90.73	100.00	0.00
12/1/2008	2	970,087	0.28	7.357	661	485,043	73.84	13.41	86.59
1/1/2009	5	1,113,571	0.32	6.185	666	222,714	79.89	80.28	40.91
2/1/2009	7	1,437,447	0.41	6.380	683	205,350	80.30	26.81	11.10
3/1/2009	5	1,843,519	0.52	6.564	712	368,704	68.60	0.00	54.24
4/1/2009	2	234,604	0.07	8.000	784	117,302	70.00	0.00	0.00
5/1/2009	1	132,824	0.04	6.875	765	132,824	70.00	0.00	100.00
6/1/2009	1	312,200	0.09	6.125	755	312,200	70.00	0.00	100.00
7/1/2009	1	340,000	0.10	8.000	693	340,000	80.00	0.00	100.00
8/1/2009	2	3,177,823	0.90	7.412	697	1,588,912	71.41	0.00	100.00
9/1/2009	3	1,276,271	0.36	6.373	776	425,424	81.23	24.08	100.00
10/1/2009	24	10,052,396	2.86	6.575	714	418,850	74.15	54.76	98.01
11/1/2009	1	402,742	0.11	5.000	780	402,742	80.00	100.00	100.00
12/1/2009	2	953,250	0.27	5.436	742	476,625	74.35	16.14	100.00
4/1/2010	2	668,212	0.19	5.673	718	334,106	78.32	100.00	100.00
5/1/2010	2	1,162,705	0.33	5.689	763	581,353	60.23	100.00	100.00
7/1/2010	1	954,297	0.27	5.875	714	954,297	73.83	0.00	100.00
8/1/2010	9	1,931,487	0.55	5.225	710	214,610	70.42	83.23	100.00
9/1/2010	8	3,372,659	0.96	6.064	727	421,582	71.89	32.78	94.56
10/1/2010	13	4,583,000	1.30	6.029	703	352,538	75.82	67.80	92.12
11/1/2010	10	5,958,112	1.69	6.205	653	595,811	71.20	33.64	100.00
12/1/2010	24	11,913,987	3.39	6.208	741	496,416	75.84	31.97	99.60
1/1/2011	12	2,849,620	0.81	6.529	751	237,468	69.07	60.20	77.43
2/1/2011	11	2,627,519	0.75	6.722	682	238,865	73.97	15.69	80.15
3/1/2011	23	5,851,278	1.66	6.948	709	254,403	72.96	7.47	79.76
4/1/2011	34	8,787,946	2.50	6.828	715	258,469	75.02	38.49	95.77
5/1/2011	43	11,768,730	3.35	7.642	713	273,691	71.33	12.30	95.52
6/1/2011	32	11,386,472	3.24	7.090	704	355,827	77.44	26.44	87.19
7/1/2011	361	98,184,344	27.93	7.167	721	271,979	75.27	26.69	90.23
8/1/2011	17	9,290,453	2.64	7.313	674	546,497	67.32	49.03	76.47
9/1/2011	8	1,992,560	0.57	7.675	681	249,070	76.41	21.17	84.98
10/1/2011	376	114,466,893	32.56	7.146	710	304,433	74.56	22.31	88.56
11/1/2011	1	178,000	0.05	7.875	749	178,000	80.00	100.00	100.00
1/1/2013	1	198,000	0.06	6.250	750	198,000	80.00	100.00	0.00
2/1/2013	1	201,493	0.06	6.250	790	201,493	80.00	100.00	0.00
3/1/2013	2	308,750	0.09	6.125	727	154,375	65.00	100.00	0.00
10/1/2013	18	8,223,017	2.34	6.850	700	456,834	70.55	28.63	100.00
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97
This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

48

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Lien Position of the Group 2 Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
First Lien	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

Original and Combined Loan to Value of the Group 2 Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
LTV (First Lien)	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97
0.00 - 30.00	3	1,247,974	0.36	6.255	778	415,991	25.12	47.92	60.40
30.01 - 40.00	3	482,192	0.14	6.445	756	160,731	34.07	21.20	78.80
40.01 - 50.00	12	7,335,177	2.09	6.545	737	611,265	45.75	17.83	59.03
50.01 - 55.00	12	4,845,157	1.38	7.228	742	403,763	53.30	31.44	91.36
55.01 - 60.00	17	11,280,845	3.21	6.998	718	663,579	58.20	12.47	74.83
60.01 - 65.00	37	17,563,137	5.00	6.970	696	474,679	63.54	20.16	88.98
65.01 - 70.00	355	96,037,802	27.32	7.259	711	270,529	69.72	15.41	91.29
70.01 - 75.00	122	47,176,003	13.42	7.258	711	386,689	74.34	13.97	91.12
75.01 - 80.00	482	148,414,177	42.22	6.881	713	307,913	79.61	39.17	91.41
80.01 - 85.00	3	724,437	0.21	7.390	704	241,479	84.97	0.00	61.92
85.01 - 90.00	31	7,952,702	2.26	7.432	708	256,539	89.54	29.71	79.49
90.01 - 95.00	17	2,856,871	0.81	6.877	700	168,051	94.08	54.48	77.49
95.01 - 99.99	16	2,916,328	0.83	6.161	680	182,270	98.42	83.75	45.14
100.00 +	12	2,707,501	0.77	7.087	749	225,625	100.00	74.58	80.61
CLTV (First Lien)	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97
0.00 - 75.00	168	74,512,330	21.20	6.894	710	443,526	63.49	22.60	82.03
75.01 - 80.00	168	64,380,298	18.31	6.792	714	383,216	78.02	38.01	91.94
80.01 - 85.00	4	1,494,419	0.43	7.704	668	373,605	77.26	0.00	81.54
85.01 - 90.00	153	50,269,895	14.30	7.196	713	328,561	76.52	24.76	89.84
90.01 - 95.00	187	47,279,715	13.45	7.361	713	252,833	75.51	24.03	90.64
95.01 - 100.00	442	113,603,646	32.32	7.087	713	257,022	77.00	27.52	90.85

(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 74.05% and the weighted average Combined Loan-to-Value was approximately 86.17%.

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

49

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Credit Scores for the Group 2 Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 499	2	214,723	0.06	5.762	0	107,362	98.02	100.00	0.00
500 - 549	6	4,569,492	1.30	7.273	542	761,582	75.64	98.89	94.91
550 - 574	3	1,813,645	0.52	7.263	564	604,548	74.36	84.20	74.68
575 - 599	6	2,945,046	0.84	6.097	589	490,841	80.84	93.89	93.01
600 - 619	9	4,079,063	1.16	6.693	603	453,229	70.82	30.35	88.98
620 - 639	38	10,878,715	3.09	7.435	631	286,282	76.09	29.03	65.63
640 - 659	34	8,380,032	2.38	7.141	652	246,472	78.13	38.18	92.84
660 - 679	170	45,525,586	12.95	7.240	669	267,798	73.25	21.94	85.23
680 - 699	198	69,009,587	19.63	7.152	689	348,533	73.36	20.14	90.89
700 - 719	166	51,038,416	14.52	7.040	709	307,460	74.52	22.01	91.11
720 - 739	160	51,296,240	14.59	7.031	730	320,602	76.29	22.72	94.41
740 - 759	120	34,571,012	9.83	6.780	749	288,092	73.48	23.04	95.57
760 - 779	91	28,075,722	7.99	6.944	770	308,524	74.86	38.54	92.28
780 - 799	92	30,172,602	8.58	6.909	789	327,963	70.31	39.74	77.84
800 - 819	27	8,970,423	2.55	6.988	805	332,238	71.81	24.68	76.85
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 712.

Documentation Programs of the Group 2 Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Full	315	96,386,192	27.42	6.489	708	305,988	76.82	100	88.88
No Documentation	92	24,124,720	6.86	7.686	727	262,225	71.22	0	77.27
No Ratio	188	49,492,298	14.08	7.443	715	263,257	73.51	0	88.24
Reduced	4	569,036	0.16	7.069	718	142,259	78.4	0	100
Stated Income	471	168,675,792	47.98	7.127	713	358,123	73.16	0	91.72
Stated/Stated	52	12,292,265	3.50	7.475	695	236,390	72.15	0	77.31
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

Occupancy Types for the Group 2 Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Investor	269	52,154,265	14.84	7.558	718	193,882	73.73	15.31	80.52
Owner Occupied	770	277,589,491	78.96	6.936	711	360,506	74.21	30.18	91.17
Second Home	83	21,796,547	6.20	7.235	715	262,609	72.79	21.25	81.09
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

50

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Property Types for the Group 2 Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2-4 Family	77	22,522,141	6.41	7.437	712	292,495	71.87	14.92	76.54
CO-OP	4	1,553,737	0.44	5.802	754	388,434	56.57	25.85	74.15
Condominium	180	43,210,709	12.29	7.143	718	240,059	75.73	22.24	90.09
PUD	260	88,439,277	25.16	6.953	708	340,151	76.60	33.62	95.04
Single Family	601	195,814,438	55.70	7.033	713	325,814	72.92	27.21	87.52
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

Loan Purpose of the Group 2 Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Cash Out Refinance	221	85,885,242	24.43	7.111	704	388,621	69.64	19.40	86.33
Purchase	785	221,517,497	63.01	7.102	715	282,188	75.91	29.49	88.77
Rate/Term Refinance	116	44,137,564	12.56	6.647	715	380,496	73.33	32.65	95.10
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

51

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Geographic Distribution of the Mortgaged Properties for the Group 2 Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Alabama	6	801,241	0.23	6.793	706	133,540	68.05	17.97	59.74
Alaska	2	318,135	0.09	7.713	699	159,068	84.16	0.00	100.00
Arizona	62	17,294,420	4.92	7.093	709	278,942	74.44	30.04	93.07
Arkansas	1	102,799	0.03	7.125	753	102,799	80.00	0.00	100.00
California	126	57,410,759	16.33	6.776	710	455,641	73.04	23.82	95.68
Colorado	36	11,770,697	3.35	7.089	731	326,964	68.58	17.78	72.96
Connecticut	13	3,579,094	1.02	6.641	733	275,315	73.98	51.30	71.31
Delaware	1	261,000	0.07	8.250	740	261,000	90.00	0.00	100.00
District of Columbia	2	643,300	0.18	7.168	728	321,650	70.00	0.00	100.00
Florida	154	44,516,150	12.66	7.523	695	289,066	75.43	26.92	89.20
Georgia	31	7,508,757	2.14	6.613	682	242,218	77.10	55.69	94.76
Hawaii	2	700,499	0.20	6.018	672	350,250	76.85	68.52	100.00
Idaho	5	1,248,547	0.36	7.290	760	249,709	74.31	0.00	91.76
Illinois	106	29,569,774	8.41	7.087	724	278,960	75.62	32.26	90.20
Indiana	18	3,254,498	0.93	6.479	702	180,805	84.80	53.68	74.34
Kentucky	5	615,165	0.17	7.360	674	123,033	82.14	30.76	65.87
Louisiana	9	1,321,761	0.38	7.403	750	146,862	75.63	17.85	11.46
Maine	1	186,200	0.05	6.625	626	186,200	59.11	0.00	0.00
Maryland	72	21,274,808	6.05	6.980	719	295,483	75.46	29.69	95.48
Massachusetts	28	10,273,154	2.92	7.449	693	366,898	71.02	4.88	80.20
Michigan	21	6,680,723	1.90	7.293	717	318,130	73.10	22.74	80.35
Minnesota	19	7,183,839	2.04	7.664	710	378,097	71.54	15.73	95.45
Mississippi	1	99,133	0.03	6.875	774	99,133	74.94	100.00	0.00
Missouri	6	704,477	0.20	7.365	697	117,413	73.77	38.51	100.00
Montana	1	177,800	0.05	6.625	697	177,800	93.58	100.00	100.00
Nevada	47	13,605,356	3.87	6.788	732	289,476	77.13	24.84	92.61
New Hampshire	10	3,173,952	0.90	6.796	763	317,395	75.66	74.68	87.71
New Jersey	22	9,601,794	2.73	7.215	715	436,445	72.43	31.45	80.56
New Mexico	5	739,626	0.21	7.037	715	147,925	75.44	17.58	100.00
New York	37	20,818,485	5.92	7.079	716	562,662	67.10	29.20	84.20
North Carolina	48	14,387,205	4.09	6.824	688	299,733	72.19	29.44	80.49
Ohio	19	2,073,416	0.59	6.833	716	109,127	78.09	46.42	92.16
Oklahoma	2	517,500	0.15	7.408	674	258,750	86.17	38.26	61.74
Oregon	23	7,453,289	2.12	6.816	736	324,056	74.85	1.45	75.81
Pennsylvania	19	4,419,573	1.26	7.049	737	232,609	76.07	48.58	85.52
Rhode Island	2	428,426	0.12	7.390	723	214,213	75.99	48.55	48.55
South Carolina	32	8,183,729	2.33	6.880	738	255,742	73.30	11.74	98.50
South Dakota	2	275,170	0.08	6.122	708	137,585	83.70	70.93	100.00
Tennessee	4	617,878	0.18	6.087	715	154,470	76.51	72.71	86.91
Texas	20	3,774,410	1.07	6.840	710	188,721	79.10	63.27	72.06
Utah	15	5,329,770	1.52	7.711	725	355,318	72.30	12.30	98.26
Virginia	59	19,234,054	5.47	6.872	706	326,001	77.42	25.25	97.71
Washington	20	6,524,059	1.86	6.997	709	326,203	76.63	12.57	95.23
West Virginia	1	272,000	0.08	6.625	783	272,000	80.00	100.00	100.00
Wisconsin	5	984,853	0.28	7.607	657	196,971	66.76	16.68	40.15
Wyoming	2	1,629,028	0.46	6.287	685	814,514	68.21	90.20	90.20
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

52

American Home Mortgage Investment Trust 2006-3
Group II Mortgage-Backed Notes, Series 2006-3

Debt to Income Ratios of the Group 2 Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0.00 - 10.00	305	81,691,765	23.24	7.457	716	267,842	73.38	5.83	84.77
10.01 - 15.00	9	6,737,114	1.92	6.754	586	748,568	76.77	92.24	100.00
15.01 - 20.00	38	16,375,851	4.66	7.068	691	430,943	74.73	44.89	87.29
20.01 - 25.00	43	12,527,180	3.56	6.720	730	291,330	67.87	40.54	80.60
25.01 - 30.00	94	32,181,769	9.15	6.851	721	342,359	71.39	25.34	89.84
30.01 - 35.00	146	47,295,221	13.45	6.909	715	323,940	74.58	28.46	91.25
35.01 - 40.00	214	67,448,420	19.19	6.948	715	315,180	74.44	21.33	90.20
40.01 - 45.00	189	56,850,235	16.17	7.036	711	300,795	75.76	42.06	92.91
45.01 - 50.00	60	19,801,088	5.63	7.012	698	330,018	74.11	36.10	89.93
50.01 - 55.00	16	5,766,856	1.64	6.470	756	360,428	80.75	82.82	89.95
55.01 - 60.00	2	274,489	0.08	6.326	735	137,244	72.12	100.00	62.77
65.01 - 70.00	1	259,645	0.07	6.875	679	259,645	70.00	0.00	0.00
70.01 - 80.00	2	2,736,749	0.78	6.427	743	1,368,374	76.92	0.00	89.52
80.01 - 90.00	1	866,479	0.25	5.625	750	866,479	65.39	100.00	100.00
90.01 - 99.99	1	559,443	0.16	6.000	700	559,443	80.00	0.00	0.00
100.00 +	1	168,000	0.05	7.875	782	168,000	70.00	0.00	100.00
TOTAL	1,122	351,540,303	100.00	7.047	712	313,316	74.05	27.42	88.97

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

53

$562,193,000
(APPROXIMATE)

Group III

Group III Term Sheet

American Home Mortgage Investment Trust 2006-3
Mortgage Backed Notes, Series 2006-3

American Home Mortgage Securities LLC

(Depositor)

American Home Mortgage Servicing, Inc.

(Servicer)

Wells Fargo Bank, NA
(Master Servicer)

December 26, 2006

American Home Mortgage Investment Trust 2006-3, Group III

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an indication of interest in purchasing such securities, when, as and if issued. Any such indication will not constitute a contractual commitment by you to purchase any of the securities until the offering has been priced and we have advised you of and confirmed the allocation of securities to be made to you. You may withdraw your indication of interest at any time prior to the notice of allocation. The issuer is not obligated to issue such security or any similar security and the underwriter’s obligation to deliver such security is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of such security when, as and if issued by the issuer. You are advised that the terms of the securities, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Notes may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that securities may not be issued that have the characteristics described in these materials. The underwriter’s obligation to sell such securities to you is conditioned on the mortgage loans and Notes having the characteristics described in these materials. If for any reason the issuer does not deliver such Notes, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

An investor or potential investor in the Notes (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-(877) 867-2654.

AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS
Any disclaimer appearing at the bottom of the email communication to which this free writing prospectus is attached stating either of the following (or any derivative thereof):

(1) that these materials contain confidential information; or
(2) that the sender does not accept liability relating to the accuracy or completeness of these materials; or
(3) that these materials do not constitute a solicitation or an offer to buy or sell securities in each case, is not applicable to these materials and should be disregarded. Such disclaimers have been automatically generated as a result of these materials having been sent via e-mail or another system such as Bloomberg.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

2

American Home Mortgage Investment Trust 2006-3, Group III

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements). Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

3

American Home Mortgage Investment Trust 2006-3, Group III

American Home Mortgage Securities, LLC

American Home Mortgage Investment Trust
Series 2006-3

Fixed First Liens
$562,193,000 (Approximate)

Structure Overview

Class(1)	Note Principal Balance ($)(2)	Note Type	Expected WAL (yr) (8) Call(3)/ Maturity(4)	Expected Principal Window (8) Call(3) / Maturity(4)	Final Scheduled Payment Date (5)	Initial CE(6)	Expected Ratings (M / S)
III-A1(7)	$499,262,000	FXD / SR / SEQ	3.17 / 3.37	1-85 / 1-130	9/25/2036	5.75%	Aaa / AAA
III-A2(7)	$37,593,000	FXD / SR / SEQ	7.07 / 14.35	85-85 / 131-267	9/25/2036	12.72%	Aaa / AAA
III-A3(7)	$3,000,000	FXD / SR / SEQ	7.07 / 14.35	85-85 / 131-267	9/25/2036	5.75%	Aa1 / AAA
III-M1(7)	$15,465,000	FLT / MEZ / SEQ	5.73 / 7.05	38-85 / 38-176	9/25/2036	3.05%	Aa3 / AA
III-M2(7)	$4,009,000	FLT / MEZ / SEQ	5.73 / 6.86	38-85 / 38-147	9/25/2036	2.35%	A2 / A+
III-M3(7)	$2,864,000	FLT / MEZ / SEQ	5.73 / 6.71	38-85 / 38-135	9/25/2036	1.85%	A3 / A
III-M4(7)	$5,728,000	FLT / MEZ / SEQ	Not Offered		9/25/2036	0.85%	NR / BBB-
III-M5(7)	$2,864,000	PO / SUB / SEQ			9/25/2036	0.35%	NR / BB

(1)	The Notes will be subject to the Group III Available Funds Rate as described herein.
(2)	The balance of the Collateral and the Notes are subject to a variance of +/- 10%. The attributes of the collateral are subject to a variance of +/- 5%.
(3)	To 20% Optional Termination at the Pricing Speed.
(4)	To maturity at the Pricing Speed.
(5)	The Final Scheduled Payment Date is September 2036. This date represents the Payment Date occurring in the first month following the maturity date of the latest maturing Mortgage Loan.
(6)	Includes initial Target Overcollateralization of 0.35%.
(7)
Beginning with the first Payment Date after the Optional Termination Date, the Note Interest Rate for the Class III-A Notes will be increased by [0.50]% and the Note margin on each class of the Class III-M Notes will increase by 1.5 times such Note’s initial Note margin.

(8)	Run to December 28, 2006 closing date.

Pricing Speed

First Lien Fixed Mortgage Loans:	8% CPR building to 20% CPR in 12 months, and remaining constant at 20% CPR thereafter.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

4

American Home Mortgage Investment Trust 2006-3, Group III

Transaction Overview

Issuing Entity:	American Home Mortgage Investment Trust 2006-3.

Depositor:	American Home Mortgage Securities LLC.

Seller:	American Home Mortgage Acceptance, Inc

Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A.

Servicer:	American Home Mortgage Servicing, Inc.

Lead Manager:	Bear, Stearns & Co. Inc.

Co-Managers:	Lehman Brothers Inc., RBS Greenwich Capital Markets, Inc. and ABN AMRO Inc.

Indenture Trustee:	Deutsche Bank National Trust Company.

Owner Trustee:	Wilmington Trust Company.

Rating Agencies:	Standard & Poor’s and Moody’s Investor Service.

Class III-M Notes:	The Class III-M1, Class III-M2, Class III-M3 and Class III-M4 Notes.

Fixed Rate Notes:	The Class III-A1, Class III-A-2 and Class III-A-3 Notes (together, the “Class III-A Notes”).

LIBOR Notes:	The Class III-M1, Class III-M2, Class III-M3 and Class III-M4 Notes.

Offered Notes:	The Class III-A, Class III-M1, Class III-M2 and Class III-M3 Notes.

Non-Offered Notes:	The Class III-M4 and Class III-M5 Notes.

Expected Pricing Date:	The week of December 18, 2006.

Expected Closing Date:	December 28, 2006.

Cut-off Date:	December 1, 2006.

Record Date:
With respect to the LIBOR Notes, the close of business on the business day immediately precedes the related Payment Date. With respect to the Fixed Rate Notes, the last day of the calendar month preceding the related Payment Date.

Payment Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day), commencing in January 2007.

Determination Date:	With respect to any Payment Date, the 18th day of the month in which such Payment Date occurs or, if such day is not a business day, the business day immediately preceding such 18th day.

Due Period:
With respect to any Payment Date, the period commencing on the second day of the month immediately preceding the month in which such Payment Date occurs, and ending on the first day of the month in which such Payment Date occurs.

Prepayment Period:	With respect to any Payment Date is the calendar month immediately preceding the month in which such Payment Date occurs.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

5

American Home Mortgage Investment Trust 2006-3, Group III

Transaction Overview (Continued)

Interest Accrual Period:
With respect to the LIBOR Notes, interest will initially accrue from the Closing Date to and including the day prior to the first Payment Date. With respect to any Payment Date thereafter, interest will accrue during the period from and including the preceding Payment Date to and including the day prior to the current Payment Date. Interest will accrue on the LIBOR Notes on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Accrual Period. The LIBOR Notes will settle flat (no accrued interest). With respect to the Fixed Rate Notes, the calendar month prior to the month in which the related Payment Date occurs. The Fixed Rate Notes will settle with 24 days of accrued interest. Interest will accrue on the Fixed Rate Notes on the basis of a 360-day year consisting of twelve 30-day months.

Mortgage Loans:
On the Closing Date a pool of conventional, one-to-four family, fixed-rate loans secured by first liens on residential mortage properties (the “Mortgage Loans”) will be delivered to the trust.

The information set forth herein, unless otherwise stated, is calculated as of the Cut-Off Date with respect to a preliminary pool of Mortgage Loans expected to be delivered to the trust on the Closing Date (the “Mortgage Loan Pool”). The Mortgage Loan Pool consists of 2,517 Mortgage Loans with an aggregate stated principal balance as of the Cut-Off Date of approximately $572,790,691 (the “Cut-off Date Balance”).

Servicing Fee Rate:	0.2500% per annum.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the applicable Servicing Fee Rate and (2) any lender paid mortgage insurance fee, if applicable.

Optional Termination:
The holder of a majority percentage interest in the Owner Trust Certificate will be permitted to purchase all of the Mortgage Loans and REO properties and retire the Offered and Non-Offered Notes on or after the Optional Termination Date (as defined herein).

Optional Termination Date:
The first Payment Date on which the aggregate stated principal balance of the Mortgage Loans, after giving effect to distributions to be made on the related Payment Date, is less than 20% of the Cut-off Date Balance.

Minimum Denominations:	$100,000 and integral multiples of $1 in excess thereof.

Federal Tax Status:
The Offered Notes are expected to be treated as debt instruments for federal income tax purposes. However, the Indenture will provide that in the event the Non-Offered Notes and the Owner Trust Certificates are held by an entity which is neither a real estate investment trust (a “REIT”) nor a qualified subsidiary of a REIT, to avoid the adverse tax consequences of being taxed as a corporation, the trust agreement and the indenture will provide for the Indenture Trustee to undertake certain steps, including the following: the Indenture Trustee will cause certain assets of the trust to be transferred to a new entity with respect to which one or more REMIC elections will be made, in exchange for certain REMIC certificates to be issued by the new entity; the trust will issue new notes (which for tax purposes are expected to constitute REMIC regular interests), backed by these REMIC certificates, to holders of Offered Notes in exchange for the Offered Notes. This exchange would be considered a taxable exchange in which a beneficial owner of an Offered Note would recognize gain or loss in an amount equal to the difference, if any, between such Offered Noteholder's adjusted tax basis in the Offered Notes and the fair market value of the new notes received in exchange therefore.

Form of Registration:
It is expected that delivery of the Offered Notes will be made in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company, which may include delivery through Clearstream, Société Anonyme or Euroclear System.

ERISA Considerations:	The Offered Notes generally may be purchased by, on behalf of, or with plan assets of, a Plan, subject to the considerations described in the prospectus supplement.

SMMEA Eligibility:	The Class III-A Notes and Class III-M1 Notes are expected to be SMMEA eligible.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

6

American Home Mortgage Investment Trust 2006-3, Group III

Credit Enhancement

Credit Enhancement:	(1) Subordination of lower rated classes of Notes. (2) Overcollateralization, as described herein. (3) Excess cashflow. (4) Prepayment penalty collections.

Overcollateralization Amount:
The Overcollateralization Amount (the “OC”) with respect to any Payment Date will be the excess, if any, of (a) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period over (b) the sum of the aggregate Note Principal Balance of the Class III-A and Class III-M Notes (after taking into account the distribution of principal on such Payment Date).

Overcollateralization Target Amount:
With respect to any Payment Date, (i) prior to the Stepdown Date, an amount equal to the product of (x) 0.35% and (y) the sum of the aggregate stated principal balance of the Mortgage Loans delivered on the Cut-Off Date (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 0.70% of the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) the product of (a) 0.35% and (b) the sum of the aggregate stated principal balance of the Mortgage Loans delivered on the Cut-Off Date and (iii) if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Payment Date.

Overcollateralization Increase Amount:
For any Payment Date, the lesser of (i) the Net Monthly Excess Cashflow for such Payment Date and (ii) the excess, if any, of (a) the Overcollateralization Target Amount over (b) the Overcollateralization Amount on such Payment Date after taking into account payments to the Notes of the Basic Principal Distribution Amount on such Payment Date.

Overcollateralization Release Amount:
For any Payment Date, an amount equal to the lesser of (x) the Principal Remittance Amount for such Payment Date and (y) the excess, if any, of (i) the Overcollateralization Amount (after giving effect to distributions in respect of the Principal Remittance Amount to be made on such Payment Date) for such Payment Date over (ii) the Overcollateralization Target Amount for such Payment Date.

Net Monthly Excess Cashflow:
For any Payment Date, the excess of (x) the Group III Available Funds for such Payment Date over (y) the sum for such Payment Date of (a) the aggregate amount of Accrued Note Interest for the Notes and Unpaid Interest Shortfalls for the Class III-A Notes and (b) the aggregate Principal Remittance Amount used to make payments in respect of the principal to the Notes.

Credit Enhancement Percentage:
With respect to each class of Class III-A and Class III-M Notes on any Payment Date, the percentage obtained by dividing (x) the aggregate Note Principal Balance of the class or classes subordinate thereto (including the OC), calculated after taking into account distributions of principal to the Note holders then entitled to distributions of principal on such Payment Date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period.

TARGET CREDIT ENHANCEMENT PERCENTAGE
Note Class	Closing Date	After Stepdown Date
III-A	5.75%	11.50%
III-M1	3.05%	6.10%
III-M2	2.35%	4.70%
III-M3	1.85%	3.70%
III-M4	0.85%	1.70%
III-M5	0.35%	0.70%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

7

American Home Mortgage Investment Trust 2006-3, Group III

Credit Enhancement (Continued)

Stepdown Date:
The earlier to occur of (i) the first Payment Date following the Payment Date on which the aggregate Note Principal Balance of the Class III-A Notes has been reduced to zero and (ii) the later to occur of (A) the Payment Date in January 2010 and (B) the date that the Senior Enhancement Percentage for the Class III-A Notes (calculated for this purpose without taking into account distributions of principal to the holders of the Notes then entitled to distributions of principal on such Payment Date) is greater than or equal to 11.50%.

Trigger Event:
With respect to any Payment Date on or after the Stepdown Date, a Trigger Event is in effect if:

(a)  the percentage obtained by dividing (x) the aggregate principal amount of Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, Mortgage Loans with respect to which the related mortgaged properties have been acquired by the Issuing Entity and Mortgage Loans discharged due to bankruptcy) by (y) the aggregate principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, equals or exceeds [40.00]% of the prior period's Senior Enhancement Percentage.

“Senior Enhancement Percentage” means, for any Payment Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Note Principal Balance of the Class III-M Notes and (ii) the OC (in each case after taking into account the distributions of the related Principal Distribution Amount for that Payment Date) by (y) the sum of the aggregate stated principal balance of the Mortgage Loans for that Payment Date; or

(b)  the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received through the last day of the related Due Period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages set forth below with respect to such Payment Date:

Payment Date Occurring In	Percentage
January 2010 through December 2010	[1.00]%
January 2011 through December 2011	[1.25]%
January 2012 through December 2012	[1.50]%
January 2013 and thereafter	[1.75]%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

8

American Home Mortgage Investment Trust 2006-3, Group III

Payment of Interest

Note Interest Rate:
With respect to each class of the Class III-A and Class III-M Notes on any Payment Date, the lesser of (a) The Formula Rate for such Payment Date and (b) the Group III Available Funds Rate for such Payment Date.

Formula Rate:
With respect to the Fixed Rate Notes and any Payment Date 6.25%. With respect to the LIBOR Notes and any Payment Date, 1-Month LIBOR plus the related Note Margin. Beginning with the first Payment Date after the Optional Termination Date, the Fixed Rate Notes Formula Rate will increase by 0.50%. Beginning with the first Payment Date after the Optional Termination Date, the related Note Margin for the LIBOR Notes will increase to 1.5 times (1.5x) such Note’s initial Note margin for the related Class III-M Notes.

Accrued Note Interest:
For any Payment Date and each class of Notes, interest accrued during the related accrual period at the then-applicable Note Interest Rate on the related note principal balance thereof immediately prior to such Payment Date, plus any Accrued Note Interest remaining unpaid from any prior Payment Date with interest thereon at the related Note Interest Rate.

Prepayment Penalty:	Any prepayment premium, penalty or charge payable by a mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the term of the related mortgage note.

Group III Available Funds :
For any Payment Date, will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicer for such Payment Date in respect of the mortgage loans, (3) any prepayment penalty collections, (4) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments net of (5) fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee and the Custodian. Investment earnings on amounts on deposit in the master servicer collection account and the payment account are not part of Group III Available Funds.

Group III Available Funds Rate:
For any Payment Date and the LIBOR Notes, the per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans.

Basis Risk Shortfall Carry Forward Amount:
For any Payment Date and Class of Notes, (i) the excess of (a) the amount of interest such class would have accrued for such Payment Date had the applicable Note Interest Rate not been subject to the Group III Available Funds Rate, over (b) the amount of interest such class of Notes accrued for such Payment Date based on the Group III Available Funds Rate, together with the undistributed portion of any such amounts from the prior Payment Date and (ii) interest accrued thereon at the then applicable Note Interest Rate, without giving effect to the Group III Available Funds Rate. The Basis Risk Shortfall Carry Forward Amount will be distributed from certain amounts received by the Trustee the Net Monthly Excess Cashflow on a subordinated basis on the same Payment Date or in any subsequent period. The ratings on each class of Notes do not address the likelihood of the distribution of any Basis Risk Shortfall Carry Forward Amount.

Basis Risk Shortfall:
Because the Mortgage Loans are fixed rate, and because the Note Interest Rates on the LIBOR Notes are calculated based on One-Month LIBOR, the application of the Group III Available Funds Rate could result in shortfalls of interest otherwise distributable to such Offered Notes in certain periods.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

9

American Home Mortgage Investment Trust 2006-3, Group III

Payment of Interest (Continued)

Interest Payment Priority:	On each Payment Date, the Group III Available Funds will be distributed in the following order of priority:

(i)	from the Group III Available Funds, to the holders of the Class III-A Notes, the related Accrued Note Interest and any related Unpaid Interest Shortfall for each such class;

(ii)	from the remaining Group III Available Funds, to the holders of the Class III-M1 Notes the Accrued Note Interest for such class;

(iii)	from the remaining Group III Available Funds, to the holders of the Class III-M2 Notes the Accrued Note Interest for such class;

(iv)	from the remaining Group III Available Funds, to the holders of the Class III-M3 Notes the Accrued Note Interest for such class;

(v)	from the remaining Group III Available Funds, to the holders of the Class III-M4 Notes the Accrued Note Interest for such class;

(vi)	any remainder (to the extent not included as part of the Principal Distribution Amount) to be included as Net Monthly Excess Cashflow as described below.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

10

American Home Mortgage Investment Trust 2006-3, Group III

Payment of Principal

Principal Payment Priority:	On each Payment Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows:

(i)
first to the holders of the Class III-A-1 Notes, and second, to the holders of the Class III-A-2 Notes and Class III-A-3 Notes, pro rata, the Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero; and

(ii)	to the holders of the Class III-M Notes, sequentially in order of priority, the remaining Principal Distribution Amount until the Note Principal Balance of each such class has been reduced to zero.

(iii)	any remainder to be included as Net Monthly Excess Cashflow as described below.

On each Payment Date (a) on and after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed as follows;

(i)
first to the holders of the Class III-A-1 Notes, and second, to the holders of the Class III-A-2 Notes and Class III-A-3 Notes, pro rata, the Class III-A Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;

(ii)	to the holders of the Class III-M1 Notes, the III-M1 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;

(iii)	to the holders of the Class III-M2 Notes, the III-M2 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;

(iv)	to the holders of the Class III-M3 Notes, the III-M3 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;

(v)	to the holders of the Class III-M4 Notes, the III-M4 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;

(vi)	to the holders of the Class III-M5 Notes, the III-M5 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;

(vii)	any remainder to be included as Net Monthly Excess Cashflow as described below.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

11

American Home Mortgage Investment Trust 2006-3, Group III

Payment of Principal (Continued)

Principal Remittance Amount:
For any Payment Date the sum of (a) the principal portion of all scheduled monthly payments on the related mortgage loans on the related due date, (b) the principal portion of all proceeds of the repurchase of mortgage loans in the related loan group during the preceding calendar month; and (c) the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the related mortgage loans.

Basic Principal Distribution Amount:
With respect to any Payment, the lesser of (a) the excess of (i) the Group III Available Funds for such Payment Date over (ii) the aggregate amount of Accrued Note Interest for the Class III-A and Class III-M Notes and any Unpaid Interest Shortfalls for the Class III-A Notes for such Payment Date and (b) the Principal Remittance Amount.

Principal Distribution Amount:	For any Payment Date, the sum of (a) the Basic Principal Distribution Amount and (b) the Overcollateralization Increase Amount less (c) the Overcollateralization Release Amount.

Class III-A Principal Distribution Amount:
The Class III-A Principal Distribution Amount is an amount equal to the excess of the aggregate Note Principal Balance of the Class III-A Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 88.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,863,953.

Class III-M1 Principal Distribution Amount:
The Class III-M1 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class III-A Notes (after taking into account the payment of the Class III-A Principal Distribution Amount) and (ii) the Note Principal Balance of the Class III-M1 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 93.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,863,953.

Class III-M2 Principal Distribution Amount:
The Class III-M2 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class III-A and Class III-M1 Notes (after taking into account the payment of the Class III-A and Class III-M1 Principal Distribution Amount on such Payment Date) and (ii) the Note Principal Balance of the Class III-M2 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 95.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,863,953.

Class III-M3 Principal Distribution Amount:
The Class III-M3 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class III-A, Class III-M1 and Class III-M2 Notes (after taking into account the payment of the Class III-A, Class III-M1 and Class III-M2 Principal Distribution Amount on such Payment Date) and (ii) the Note Principal Balance of the Class III-M3 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 96.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,863,953.

Class III-M4 Principal Distribution Amount:
The Class III-M4 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class III-A, Class III-M1, Class III-M2 and Class III-M3 Notes (after taking into account the payment of the Class III-A, Class III-M1, Class III-M2 and Class III-M3 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class III-M4 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 98.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,863,953.

Class III-M5 Principal Distribution Amount:
The Class III-M4 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class III-A, Class III-M1, Class III-M2, Class III-M3 and Class III-M4 Notes (after taking into account the payment of the Class III-A, Class III-M1, Class III-M2, Class III-M3 and Class III-M4 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class III-M4 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 99.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,863,953.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

12

American Home Mortgage Investment Trust 2006-3, Group III

Allocation of Losses

Realized Losses:
The excess of the stated principal balance of a defaulted mortgage loan over the net liquidation proceeds (that are allocated to the principal balance of such mortgage loan). To the extent the Servicer receives subsequent recoveries with respect to any mortgage loan; the amount of any Realized Loss with respect to that mortgage loan will be reduced by such subsequent recoveries. Realized Losses refer to the aggregate amount of losses on the Mortgage Loans.

Allocation of Realized Losses:
Any Realized Losses on the Mortgage Loans on any Payment Date will first be absorbed by Net Monthly Excess Cashflow and the OC amount, and then will be allocated to Class III-M Notes in reverse sequential order according to priority. Thereafter, Realized Losses will be allocated to the Class III-A Notes, pro rata, expect that losses that would be allocated to the Class III-A-2 Notes will first be allocated to the Class III-A-3 Notes. If on any Payment Date as a result of Realized Losses on the Mortgage Loans, the aggregate Note Principal Balance of the Class III-A and Class III-M Notes after giving effect to principal distributions on such date exceeds the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period, such excess (the “Realized Loss Amount”) will be allocated as described above. Any such allocation to a class of Notes will be effected by reducing the Note Principal Balance of such class.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

13

American Home Mortgage Investment Trust 2006-3, Group III

Payment of Net Monthly Excess Cashflow

Net Monthly Excess Cashflow:	With respect to any Payment Date, any Net Monthly Excess Cashflow shall be distributed as follows:

(i.)
to the holders of the class or classes of Notes then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, allocated as described under Principal Payment Priority above;

	(ii.)	to the Class III-A Notes any Allocated Realized Loss Amounts;

	(iii.)	to the holders of the Class III-M1 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;

	(iv.)	to the holders of the Class III-M1 Notes, in an amount equal to the previously allocated Realized Loss Amounts;

	(v.)	to the holders of the Class III-M2 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;

	(vi.)	to the holders of the Class III-M2 Notes, in an amount equal to the previously allocated Realized Loss Amounts;

	(vii.)	to the holders of the Class III-M3 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;

	(viii.)	to the holders of the Class III-M3 Notes, in an amount equal to the previously allocated Realized Loss Amounts;

	(ix.)	to the holders of the Class III-M4 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;

	(x.)	to the holders of the Class III-M4 Notes, in an amount equal to the previously allocated Realized Loss Amounts;

	(xi.)	to the holders of the Class III-M5 Notes, in an amount equal to the previously allocated Realized Loss Amounts;

	(xii.)	to pay Basis Risk Shortfall Carry Forward Amount to the Class III-A Notes, pro rata, and then sequentially, in order of priority to the Class III-M Notes (except the Class III-M5 Notes); and

	(xiii.)	to the holders of the Owner Trust Certificate as provided in the Indenture.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

14

American Home Mortgage Investment Trust 2006-3, Group III

Sensitivity Table for the Offered Notes – To Maturity

The assumptions for the sensitivity table below are as follows:

▪	The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

▪	1-month LIBOR remain static

▪	20% Clean Up Call is not exercised

▪	Assumes closing date of December 28, 2006

Class III-A-1 to Maturity
Price: 100.625	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	3.37	4.4	2.57	1.72	1.21	1.03
Prin Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin End	11/25/2017	2/25/2021	7/25/2015	10/25/2012	3/25/2011	12/25/2009
Prin Win	131	170	103	70	51	36
Yield	5.98	6.05	5.89	5.68	5.42	5.26

Class III-A-2 to Maturity
Price: 99.3125	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	14.35	18.26	11.42	7.81	5.68	4.85
Prin Start	11/25/2017	2/25/2021	7/25/2015	10/25/2012	3/25/2011	12/25/2009
Prin End	3/25/2029	4/25/2033	3/25/2025	9/25/2019	4/25/2016	1/25/2015
Prin Win	137	147	117	84	62	62
Yield	6.56	6.53	6.58	6.61	6.64	6.64

Class III-A-3 to Maturity
Price: 99.3125	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	14.35	18.26	11.42	7.81	5.68	4.85
Prin Start	11/25/2017	2/25/2021	7/25/2015	10/25/2012	3/25/2011	12/25/2009
Prin End	3/25/2029	4/25/2033	3/25/2025	9/25/2019	4/25/2016	1/25/2015
Prin Win	137	147	117	84	62	62
Yield	6.56	6.53	6.58	6.61	6.64	6.64

Class III-M-1 to Maturity
Price: 100.00	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	7.05	9.24	5.55	4.17	3.7	3.67
Prin Start	2/25/2010	2/25/2011	1/25/2010	2/25/2010	3/25/2010	4/25/2010
Prin End	8/25/2021	10/25/2025	8/25/2018	12/25/2014	10/25/2012	12/25/2011
Prin Win	139	177	104	59	32	21
Yield	5.82	5.82	5.83	5.82	5.84	5.85

Class III-M-2 to Maturity
Price: 100.00	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	6.86	9	5.39	4.02	3.5	3.41
Prin Start	2/25/2010	2/25/2011	1/25/2010	2/25/2010	3/25/2010	3/25/2010
Prin End	3/25/2019	10/25/2022	8/25/2016	7/25/2013	9/25/2011	1/25/2011
Prin Win	110	141	80	42	19	11
Yield	5.93	5.93	5.93	5.93	5.95	5.97

Class III-M-3 to Maturity
Price: 100.00	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	6.71	8.82	5.26	3.92	3.4	3.3
Prin Start	2/25/2010	2/25/2011	1/25/2010	1/25/2010	2/25/2010	3/25/2010
Prin End	3/25/2018	7/25/2021	10/25/2015	12/25/2012	4/25/2011	9/25/2010
Prin Win	98	126	70	36	15	7
Yield	5.95	5.95	5.95	5.95	5.97	5.98

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

15

American Home Mortgage Investment Trust 2006-3, Group III

Sensitivity Table for the Offered Notes – To Call

The assumptions for the sensitivity table below are as follows:

▪	The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

▪	1-month LIBOR remain static

▪	20% Clean Up Call is exercised

▪	Assumes closing date of December 28, 2006

Class III-A-1 to Call
Price: 100.625	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	3.17	4.15	2.41	1.61	1.16	1.01
Prin Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin End	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin Win	85	113	66	45	32	28
Yield	5.95	6.02	5.84	5.62	5.36	5.23

Class III-A-2 to Call
Price: 99.3125	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	7.07	9.41	5.49	3.74	2.66	2.33
Prin Start	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin End	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin Win	1	1	1	1	1	1
Yield	6.38	6.37	6.39	6.42	6.45	6.46

Class III-A-3 to Call
Price: 99.3125	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	7.07	9.41	5.49	3.74	2.66	2.33
Prin Start	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin End	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin Win	1	1	1	1	1	1
Yield	6.38	6.37	6.39	6.42	6.45	6.46

Class III-M-1 to Call
Price: 100.00	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	5.73	7.59	4.49	3.46	2.66	2.33
Prin Start	2/25/2010	2/25/2011	1/25/2010	2/25/2010	8/25/2009	4/25/2009
Prin End	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin Win	48	64	30	8	1	1
Yield	5.8	5.8	5.8	5.8	5.8	5.8

Class III-M-2 to Call
Price 100.00	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	5.73	7.59	4.49	3.42	2.66	2.32
Prin Start	2/25/2010	2/25/2011	1/25/2010	2/25/2010	8/25/2009	4/25/2009
Prin End	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin Win	48	64	30	8	1	1
Yield	5.91	5.9	5.91	5.91	5.91	5.9

Class III-M-3 to Call
Price: 100.00	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	5.73	7.59	4.49	3.41	2.66	2.32
Prin Start	2/25/2010	2/25/2011	1/25/2010	1/25/2010	8/25/2009	4/25/2009
Prin End	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin Win	48	64	30	9	1	1
Yield	5.93	5.93	5.93	5.93	5.93	5.92

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

16

American Home Mortgage Investment Trust 2006-3, Group III

Group III Available Funds Rate (1)(2)

The following assumes prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any Payment Date will conform to the corresponding rate set forth for that Payment Date in the following table.

Distribution Date	Class III-A1 Effective Coupon (%)	Class III-A2 Effective Coupon (%)	Class III-A-3 Effective Coupon (%)	Class III-M1 Effective Coupon (%)	Class III-M2 Effective Coupon (%)	Class III-M3 Effective Coupon (%)
25-Jan-07	6.250	6.250	6.250	5.650	5.750	5.770
25-Feb-07 and Thereafter	6.250	6.250	6.250	11.000	11.000	11.000

(1)	Assumes 1-month LIBOR increases instantaneously within the first period to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.
(2)	Assumes a closing date of December 28, 2006.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

17

Collateral Characteristics of the Group III Mortgage Loans
As of the Cut-Off Date

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$572,790,691.10
Number of Loans	2517
Average Scheduled Principal Balance	$227,569	$22,831.47	$1,979,127.83
(1) Original Combined Loan-to-Value Ratio	83.64%	6.82%	148.77%
(1) Mortgage Rate	7.216%	4.50%	10.50%
(1) Net Mortgage Rate	6.959%	4.25%	10.25%
(1) Remaining Term to Stated Maturity (months)	351	103	359
(1)] (1i)] Credit Score	705	N/A	839
(1) (1) Weighted Average reflected in Total. (1i)] Non-Zero Weighted Average Credit Score

	Range	Percent of Cut-off Date Principal Balance
Product Type	Fixed	100.00%

Lien	First	100.00%

Property Type	Two-to-four family units	9.51%
	Condominium	6.16%
	Planned Unit Developments (attached)	21.07%
	Single-family detached	62.67%
	CO-OP	0.60%

Geographic Distribution	California	9.56%
	Florida	11.70%
	Maryland	5.84%
	North Carolina	5.31%
	New York	7.87%
	Virginia	6.54%

Documentation Type	Full	29.57%
	No Documentation	9.16%
	No Ratio	14.33%
	Stated Income	39.10%
	Stated Income/Asset	7.65%
	Reduced	0.18%

Loans with Prepayment Penalties		13.65%
Loans with Interest Only Period		47.34%

18

American Home Mortgage Investment Trust 2006-3, Group III

Current Principle Balances for the Group 3 Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 50,000	94	3,848,777	0.67	7.952	699	40,944	76.05	32.50	19.14
50,001 - 100,000	520	38,886,603	6.79	7.617	699	74,782	75.67	28.41	27.03
100,001 - 150,000	512	63,801,664	11.14	7.323	694	124,613	75.68	26.38	40.66
150,001 - 200,000	404	70,572,096	12.32	7.214	698	174,683	76.30	27.91	48.79
200,001 - 250,000	258	57,977,435	10.12	7.266	695	224,719	76.42	19.67	53.77
250,001 - 300,000	191	52,182,541	9.11	7.218	697	273,207	77.22	25.10	58.32
300,001 - 350,000	118	38,421,875	6.71	7.182	695	325,609	73.79	23.86	52.49
350,001 - 400,000	88	33,020,443	5.76	7.050	704	375,232	73.68	27.31	51.09
400,001 - 450,000	60	25,453,347	4.44	7.066	710	424,222	73.50	32.32	52.75
450,001 - 500,000	55	26,337,752	4.60	6.906	722	478,868	71.01	48.99	29.03
500,001 - 550,000	45	23,715,206	4.14	6.880	721	527,005	74.85	46.78	38.23
550,001 - 600,000	39	22,325,394	3.90	6.895	727	572,446	72.70	59.22	43.20
600,001 - 650,000	30	19,008,279	3.32	7.129	729	633,609	76.47	39.63	53.53
650,001 - 700,000	13	8,827,032	1.54	7.226	706	679,002	73.83	38.41	38.47
700,001 - 750,000	23	16,698,725	2.92	6.936	736	726,032	72.76	43.85	26.04
750,001 - 800,000	8	6,246,328	1.09	7.709	724	780,791	76.25	25.12	50.38
800,001 - 850,000	6	4,974,852	0.87	7.033	722	829,142	70.40	17.01	49.01
850,001 - 900,000	6	5,328,812	0.93	7.646	741	888,135	69.36	16.89	100.00
900,001 - 950,000	5	4,689,780	0.82	6.898	698	937,956	73.62	60.49	39.85
950,001 - 1,000,000	22	21,788,970	3.80	7.387	700	990,408	67.21	31.94	49.97
1,000,001 - 1,100,000	2	2,138,113	0.37	7.382	716	1,069,056	69.63	49.58	50.42
1,100,001 - 1,200,000	3	3,552,492	0.62	8.245	676	1,184,164	70.00	0.00	100.00
1,200,001 - 1,300,000	2	2,500,406	0.44	6.875	752	1,250,203	69.90	0.00	50.39
1,300,001 - 1,400,000	5	6,860,759	1.20	7.678	728	1,372,152	66.02	0.00	100.00
1,400,001 - 1,500,000	2	2,908,339	0.51	7.564	683	1,454,170	70.00	0.00	0.00
1,500,001 +	6	10,724,671	1.87	7.027	733	1,787,445	59.37	0.00	63.19
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $227,569.

Gross Coupons for the Group 3 Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
4.500 - 4.999	4	506,505	0.09	4.805	715	126,626	76.88	100.00	0.00
5.000 - 5.499	5	827,625	0.14	5.253	706	165,525	94.33	100.00	0.00
5.500 - 5.999	69	19,050,601	3.33	5.742	719	276,096	69.71	80.32	14.70
6.000 - 6.499	204	58,687,378	10.25	6.274	730	287,683	71.72	67.56	18.01
6.500 - 6.999	634	175,411,221	30.62	6.697	722	276,674	72.88	44.61	40.20
7.000 - 7.499	504	105,496,756	18.42	7.183	700	209,319	74.55	17.23	51.73
7.500 - 8.499	822	161,790,906	28.25	7.840	690	196,826	75.36	8.82	61.04
8.500 +	275	51,019,698	8.91	8.778	675	185,526	78.64	4.67	66.56
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans was approximately 7.216%.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

19

American Home Mortgage Investment Trust 2006-3, Group III

Gross Margins of the Group 3 Mortgage Loans(1)

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2.250 - 2.499	14	6,212,594	1.08	6.604	752	443,757	69.31	57.38	70.98
2.750 - 2.999	3	1,431,263	0.25	6.123	740	477,088	74.53	100.00	31.16
FIXED	2,500	565,146,834	98.67	7.225	705	226,059	74.26	29.09	47.12
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the non-zero weighted average gross margin of the Mortgage Loans was approximately 2.348%.

Maximum Mortgage Rates of the Group 3 Mortgage Loans(1)

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
10.751 - 11.250	3	1,664,318	0.29	5.992	755	554,773	66.06	100.00	11.72
11.251 - 11.750	8	3,802,312	0.66	6.441	768	475,289	65.60	43.41	73.15
11.751 - 12.250	5	1,879,330	0.33	6.990	714	375,866	82.03	73.61	100.00
12.251 - 12.750	1	297,897	0.05	7.375	717	297,897	79.62	100.00	0.00
FIXED	2,500	565,146,834	98.67	7.225	705	226,059	74.26	29.09	47.12
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the non-zero weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 11.514%.

Periodic Rate Caps of the Group 3 Mortgage Loans(1)

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2	17	7,643,857	1.33	6.514	750	449,639	70.28	65.36	63.53
FIXED	2,500	565,146,834	98.67	7.225	705	226,059	74.26	29.09	47.12
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the non-zero weighted average Periodic Rate Cap of the Mortgage Loans was approximately 2.000%.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

20

American Home Mortgage Investment Trust 2006-3, Group III

Original Terms to Maturity of the Group 3 Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
120	1	45,647	0.01	5.625	789	45,647	60.47	100.00	0.00
180	64	11,469,882	2.00	6.352	724	179,217	63.52	53.36	0.00
240	6	2,256,642	0.39	6.385	732	376,107	68.24	96.75	0.00
360	2,446	559,018,520	97.60	7.237	705	228,544	74.46	28.80	48.51
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 356 months.

Remaining Terms to Maturity of the Group 3 Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
103	1	45,647	0.01	5.625	789	45,647	60.47	100.00	0.00
163	1	82,440	0.01	6.750	670	82,440	80.00	0.00	0.00
165	2	254,731	0.04	5.116	697	127,365	70.43	100.00	0.00
166	3	325,179	0.06	5.321	710	108,393	66.77	42.80	0.00
167	2	504,513	0.09	6.291	727	252,257	80.00	100.00	0.00
168	4	632,333	0.11	5.424	744	158,083	64.06	100.00	0.00
169	6	1,156,641	0.20	5.874	743	192,773	59.83	65.23	0.00
170	4	445,229	0.08	6.369	698	111,307	64.64	67.56	0.00
171	2	386,771	0.07	5.950	728	193,386	66.36	39.99	0.00
172	5	1,080,670	0.19	6.908	673	216,134	64.34	44.06	0.00
173	5	952,463	0.17	7.395	709	190,493	67.67	0.00	0.00
174	1	54,842	0.01	6.125	767	54,842	80.00	100.00	0.00
175	15	2,172,497	0.38	6.677	740	144,833	55.37	66.36	0.00
176	2	469,582	0.08	5.831	750	234,791	69.18	100.00	0.00
177	1	198,579	0.03	6.500	739	198,579	80.00	0.00	0.00
178	11	2,753,412	0.48	6.305	728	250,310	62.02	34.04	0.00
225	1	195,437	0.03	5.500	623	195,437	75.07	100.00	0.00
230	1	224,909	0.04	6.000	607	224,909	60.53	100.00	0.00
235	2	702,894	0.12	6.593	789	351,447	65.91	100.00	0.00
238	2	1,133,402	0.20	6.484	740	566,701	70.04	93.53	0.00
301	1	78,484	0.01	8.875	598	78,484	86.67	100.00	0.00
327	1	71,696	0.01	6.750	638	71,696	100.00	100.00	0.00
330	1	198,117	0.03	5.500	662	198,117	37.74	0.00	100.00
331	1	273,119	0.05	6.500	748	273,119	103.35	100.00	0.00
334	1	73,826	0.01	6.875	620	73,826	100.00	100.00	0.00
335	2	234,142	0.04	6.500	702	117,071	100.00	100.00	0.00
339	2	277,482	0.05	5.875	693	138,741	74.86	100.00	0.00
340	1	351,333	0.06	5.625	601	351,333	92.97	100.00	0.00
341	1	338,398	0.06	5.875	731	338,398	63.77	100.00	0.00
342	5	1,050,934	0.18	6.387	685	210,187	87.81	86.71	0.00
343	6	1,853,970	0.32	5.983	744	308,995	68.83	93.86	0.00
344	8	1,437,437	0.25	6.421	700	179,680	78.05	44.24	12.95
345	24	4,522,931	0.79	6.129	701	188,455	77.79	67.04	17.54
346	19	6,441,909	1.12	6.086	704	339,048	65.61	43.41	10.62
347	29	4,607,568	0.80	6.747	679	158,882	71.10	49.64	32.60
348	32	5,516,561	0.96	6.423	688	172,393	79.83	71.82	21.53
349	61	11,618,710	2.03	6.798	684	190,471	75.99	50.49	33.79
350	94	19,637,748	3.43	6.831	702	208,912	74.28	50.10	34.33
351	61	17,751,588	3.10	7.071	696	291,010	72.00	35.36	58.27
352	189	33,186,124	5.79	7.688	693	175,588	73.07	14.89	56.83
353	204	45,710,811	7.98	7.657	694	224,073	73.85	15.57	63.09
354	109	27,661,360	4.83	7.857	693	253,774	75.00	12.67	67.08
355	684	156,976,702	27.41	7.275	714	229,498	73.54	27.92	42.54
356	46	10,447,675	1.82	7.509	692	227,123	72.25	22.91	57.88
357	20	4,993,011	0.87	6.797	730	249,651	77.81	62.95	66.19
358	836	201,674,175	35.21	7.153	707	241,237	75.60	28.16	50.66
359	8	2,032,705	0.35	7.588	754	254,088	79.71	12.62	52.16
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 351 months.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

21

American Home Mortgage Investment Trust 2006-3, Group III

Months to Next Rate Adjustment of the Group 3 Mortgage Loans(1)

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
106	1	985,263	0.17	5.875	737	985,263	69.93	100.00	0.00
115	1	496,000	0.09	6.875	745	496,000	80.00	0.00	100.00
117	1	297,897	0.05	7.375	717	297,897	79.62	100.00	0.00
118	14	5,864,697	1.02	6.548	754	418,907	69.05	63.31	74.34
FIXED	2,500	565,146,834	98.67	7.225	705	226,059	74.26	29.09	47.12
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the weighted average months to the next rate adjustment of the non fixed-rate Mortgage Loans was approximately 116 months.

Rate Adjustment Frequency of the Group 3 Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
12	17	7,643,857	1.33	6.514	750	449,639	70.28	65.36	63.53
FIXED	2,500	565,146,834	98.67	7.225	705	226,059	74.26	29.09	47.12
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

Date of Next Rate Change of the Group 3 Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
10/01/2015	1	985,263	0.17	5.875	737	985,263	69.93	100.00	0.00
7/01/2016	1	496,000	0.09	6.875	745	496,000	80.00	0.00	100.00
9/01/2016	1	297,897	0.05	7.375	717	297,897	79.62	100.00	0.00
10/01/2016	14	5,864,697	1.02	6.548	754	418,907	69.05	63.31	74.34
FIXED	2,500	565,146,834	98.67	7.225	705	226,059	74.26	29.09	47.12
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

Lien Position of the Group 3 Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
First Lien	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

22

American Home Mortgage Investment Trust 2006-3, Group III

Original and Combined Loan to Value of the Group 3 Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
LTV (First Lien)	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34
0.00 - 30.00	17	2,828,344	0.49	6.827	725	166,373	22.47	30.24	19.45
30.01 - 40.00	30	7,856,152	1.37	6.492	719	261,872	34.52	32.41	26.91
40.01 - 50.00	56	11,998,958	2.09	6.655	724	214,267	46.73	28.33	29.13
50.01 - 55.00	30	10,214,692	1.78	6.688	725	340,490	51.91	35.59	34.79
55.01 - 60.00	54	16,491,788	2.88	6.691	728	305,403	57.92	46.70	33.17
60.01 - 65.00	86	29,902,272	5.22	6.958	712	347,701	63.54	31.10	38.25
65.01 - 70.00	502	123,163,741	21.50	7.286	712	245,346	69.42	15.38	49.63
70.01 - 75.00	202	53,519,355	9.34	7.210	709	264,947	73.88	33.32	47.85
75.01 - 80.00	1,312	280,100,819	48.90	7.333	701	213,491	79.69	29.95	53.61
80.01 - 85.00	31	3,691,293	0.64	7.126	675	119,074	83.62	43.37	2.87
85.01 - 90.00	68	13,678,086	2.39	7.222	693	201,148	89.59	50.80	25.13
90.01 - 95.00	66	11,359,249	1.98	7.361	676	172,110	94.48	42.02	33.99
95.01 - 99.99	29	3,660,094	0.64	6.036	638	126,210	98.19	100.00	0.00
100.00 +	34	4,325,848	0.76	6.536	657	127,231	100.31	98.74	5.80
CLTV (First Lien)	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34
0.00 - 75.00	540	150,238,480	26.23	6.847	715	278,219	62.58	35.05	27.16
75.01 - 80.00	613	119,389,329	20.84	7.293	704	194,762	78.57	30.50	41.09
80.01 - 85.00	49	10,457,383	1.83	6.982	704	213,416	75.92	34.18	33.44
85.01 - 90.00	294	80,910,097	14.13	7.360	704	275,204	76.83	24.24	53.25
90.01 - 95.00	298	64,332,864	11.23	7.393	704	215,882	79.89	31.97	59.78
95.01 - 100.00	717	146,707,273	25.61	7.397	698	204,613	78.40	24.39	65.62
100.01 +	6	755,265	0.13	5.947	712	125,877	97.42	100.00	0.00

(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 74.21% and the weighted average Combined Loan-to-Value was approximately 83.64%.

Credit Scores for the Group 3 Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 499	15	2,122,969	0.37	6.011	0	141,531	85.83	86.82	0.00
500 - 549	9	1,482,197	0.26	6.837	523	164,689	87.34	90.49	0.00
550 - 574	7	1,080,657	0.19	7.300	566	154,380	71.93	68.00	0.00
575 - 599	23	3,415,486	0.60	7.392	587	148,499	81.47	78.64	4.82
600 - 619	28	5,239,111	0.91	7.018	610	187,111	76.51	55.82	23.16
620 - 639	242	50,307,903	8.78	7.612	629	207,884	77.08	20.58	54.40
640 - 659	253	51,881,516	9.06	7.591	649	205,065	77.48	19.20	53.51
660 - 679	380	82,891,163	14.47	7.378	669	218,135	74.51	22.56	54.63
680 - 699	360	73,167,886	12.77	7.390	689	203,244	74.54	18.71	51.19
700 - 719	331	74,664,735	13.04	7.156	710	225,573	73.05	24.00	48.40
720 - 739	270	70,816,952	12.36	7.140	729	262,285	72.26	23.70	47.24
740 - 759	226	52,672,438	9.20	7.080	749	233,064	75.10	31.74	47.63
760 - 779	177	43,439,265	7.58	6.942	769	245,420	74.08	43.11	45.02
780 - 799	141	43,045,084	7.51	6.684	788	305,284	70.36	62.45	29.54
800 - 819	52	16,361,829	2.86	6.599	806	314,651	68.86	60.59	30.44
820 - 839	3	201,500	0.04	5.888	832	67,167	57.93	100.00	0.00
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 705.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

23

American Home Mortgage Investment Trust 2006-3, Group III

Documentation Programs of the Group 3 Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Full	709	169,369,480	29.57	6.645	721	238,885	75.40	100.00	26.40
No Documentation	283	52,480,997	9.16	7.612	704	185,445	71.21	0.00	45.56
No Ratio	383	82,083,030	14.33	7.572	702	214,316	75.59	0.00	68.69
Reduced	9	1,052,821	0.18	7.415	693	116,980	79.84	0.00	52.42
Stated Income	925	223,965,382	39.10	7.366	699	242,125	73.31	0.00	56.64
Stated/Stated	208	43,838,981	7.65	7.509	689	210,764	75.10	0.00	42.78
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

Occupancy Types for the Group 3 Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Investor	777	108,531,519	18.95	7.724	705	139,680	73.69	16.29	50.70
Owner Occupied	1,611	433,083,464	75.61	7.097	704	268,829	74.66	32.75	46.33
Second Home	129	31,175,708	5.44	7.102	719	241,672	69.83	31.59	49.78
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

Property Types for the Group 3 Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2-4 Family	259	54,473,828	9.51	7.440	699	210,324	73.56	17.75	54.39
CO-OP	9	3,424,581	0.60	6.314	764	380,509	64.05	60.11	39.89
Condominium	182	35,269,097	6.16	7.295	716	193,786	72.74	21.51	56.99
PUD	429	120,678,955	21.07	7.212	711	281,303	75.34	30.61	54.18
Single Family	1,638	358,944,230	62.67	7.184	703	219,136	74.17	31.51	43.10
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

Loan Purpose of the Group 3 Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Cash Out Refinance	822	181,207,558	31.64	7.292	686	220,447	70.79	24.73	45.12
Purchase	1,412	328,053,943	57.27	7.218	715	232,333	76.46	32.35	49.66
Rate/Term Refinance	283	63,529,191	11.09	6.989	708	224,485	72.33	29.04	41.72
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

24

American Home Mortgage Investment Trust 2006-3, Group III

Geographic Distribution of the Mortgaged Properties for the Group 3 Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Alabama	9	803,073	0.14	7.601	672	89,230	79.82	16.33	61.11
Alaska	5	822,678	0.14	7.000	698	164,536	77.12	20.38	19.25
Arizona	59	19,851,848	3.47	7.548	693	336,472	76.82	24.68	63.97
Arkansas	11	2,165,516	0.38	7.031	704	196,865	76.87	62.69	65.95
California	137	54,745,501	9.56	6.920	708	399,602	68.95	20.96	50.53
Colorado	63	14,304,129	2.50	7.091	708	227,050	76.00	32.87	57.42
Connecticut	31	12,584,407	2.20	7.445	690	405,949	75.29	41.42	57.16
Delaware	12	2,737,071	0.48	7.298	718	228,089	76.48	35.85	60.17
District of Columbia	10	5,237,133	0.91	7.005	698	523,713	71.97	54.31	52.87
Florida	273	67,002,905	11.70	7.566	698	245,432	74.78	11.53	58.88
Georgia	97	15,506,670	2.71	7.397	698	159,863	78.02	35.13	50.86
Hawaii	5	2,254,961	0.39	6.837	741	450,992	71.70	26.80	35.88
Idaho	14	3,681,206	0.64	7.684	708	262,943	75.23	8.63	68.14
Illinois	107	24,028,658	4.20	7.517	700	224,567	76.74	25.17	43.37
Indiana	50	5,564,641	0.97	7.024	679	111,293	83.90	63.91	11.08
Iowa	3	289,356	0.05	7.372	668	96,452	73.73	67.46	0.00
Kansas	11	982,911	0.17	7.428	725	89,356	80.32	29.57	26.02
Kentucky	37	5,015,099	0.88	7.168	697	135,543	71.98	25.03	30.70
Louisiana	45	6,011,578	1.05	7.379	676	133,591	82.03	31.30	17.85
Maine	14	2,383,265	0.42	7.546	690	170,233	79.05	10.54	19.69
Maryland	125	33,424,970	5.84	6.890	722	267,400	75.70	56.02	37.17
Massachusetts	79	26,051,586	4.55	7.173	712	329,767	69.44	31.11	40.66
Michigan	58	6,745,661	1.18	7.663	700	116,304	77.88	36.61	48.58
Minnesota	16	3,544,729	0.62	7.428	707	221,546	74.97	16.42	75.44
Mississippi	4	510,528	0.09	6.590	659	127,632	86.42	29.03	0.00
Missouri	34	4,186,248	0.73	7.272	705	123,125	76.70	30.38	58.52
Montana	3	482,545	0.08	6.870	701	160,848	78.61	0.00	0.00
Nebraska	5	432,091	0.08	7.065	719	86,418	80.00	0.00	0.00
Nevada	24	5,856,767	1.02	7.114	735	244,032	69.20	14.38	53.92
New Hampshire	20	3,912,359	0.68	7.398	684	195,618	78.71	21.91	52.71
New Jersey	69	16,901,179	2.95	7.116	697	244,945	71.77	36.03	41.76
New Mexico	10	1,516,286	0.26	7.352	716	151,629	76.34	19.52	64.55
New York	121	45,102,915	7.87	7.204	709	372,751	71.08	23.22	46.85
North Carolina	178	30,432,998	5.31	7.150	706	170,972	75.17	30.92	43.23
Ohio	117	11,715,231	2.05	7.216	704	100,130	79.67	47.22	38.68
Oklahoma	16	2,350,124	0.41	6.999	703	146,883	82.89	26.56	7.08
Oregon	58	14,164,827	2.47	6.899	709	244,221	74.28	30.75	34.81
Pennsylvania	72	11,713,790	2.05	7.140	719	162,692	77.96	42.59	23.75
Rhode Island	8	2,305,875	0.40	7.185	694	288,234	70.50	31.69	31.50
South Carolina	103	18,036,987	3.15	7.386	714	175,116	75.36	22.48	57.97
South Dakota	3	291,614	0.05	6.550	745	97,205	80.00	46.00	0.00
Tennessee	31	3,779,596	0.66	7.198	667	121,922	78.21	33.25	48.18
Texas	127	18,644,493	3.26	7.227	713	146,807	73.41	39.73	16.24
Utah	19	6,304,175	1.10	7.419	684	331,799	73.81	5.64	41.55
Vermont	6	703,903	0.12	7.379	753	117,317	76.48	29.38	31.45
Virginia	135	37,474,972	6.54	7.033	712	277,592	75.19	40.63	60.38
Washington	54	13,966,261	2.44	6.855	708	258,634	72.08	34.39	51.33
West Virginia	12	2,536,549	0.44	7.374	675	211,379	79.05	12.33	85.04
Wisconsin	10	1,848,674	0.32	7.152	723	184,867	71.33	31.14	30.95
Wyoming	7	1,880,153	0.33	7.327	726	268,593	52.22	10.17	59.14
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

25

American Home Mortgage Investment Trust 2006-3, Group III

Debt to Income Ratios of the Group 3 Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0.00 - 10.00	707	140,709,083	24.57	7.563	702	199,023	74.02	1.21	57.88
10.01 - 15.00	25	4,860,466	0.85	6.959	733	194,419	69.02	62.11	14.43
15.01 - 20.00	54	7,775,623	1.36	6.893	731	143,993	66.98	22.75	48.33
20.01 - 25.00	118	22,775,436	3.98	7.090	727	193,012	71.98	41.38	45.48
25.01 - 30.00	190	45,412,556	7.93	6.988	712	239,013	73.39	30.86	39.67
30.01 - 35.00	291	70,813,822	12.36	7.114	712	243,346	74.29	39.60	40.34
35.01 - 40.00	450	112,980,896	19.72	7.107	706	251,069	75.01	34.43	47.59
40.01 - 45.00	463	119,346,936	20.84	7.221	700	257,769	74.21	34.96	48.99
45.01 - 50.00	170	37,871,945	6.61	7.006	698	222,776	76.01	58.90	37.46
50.01 - 55.00	23	4,504,438	0.79	6.984	675	195,845	80.18	71.65	28.15
55.01 - 60.00	12	2,268,431	0.40	6.497	655	189,036	73.00	100.00	0.00
60.01 - 65.00	7	2,120,076	0.37	6.505	721	302,868	74.94	93.31	18.65
65.01 - 70.00	2	611,303	0.11	6.338	711	305,652	74.10	43.33	0.00
70.01 - 80.00	2	393,728	0.07	7.255	675	196,864	84.46	100.00	62.99
80.01 - 90.00	1	92,391	0.02	6.625	580	92,391	100.00	100.00	0.00
90.01 - 99.99	2	253,560	0.04	6.692	733	126,780	78.94	100.00	0.00
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

26

Contact Information

Bear Stearns
Mortgage Finance
Baron Silverstein Senior Managing Director	(212) 272-3877 bsilverstein@bear.com
Jeff Maggard Managing Director	(212) 272-9457 jmaggard@bear.com
Nick Smith Vice President	(212) 272-1241 nesmith@bear.com
Structure & Collateral
Perry Rahbar Associate Director	(212) 272-5451 prahbar@bear.com
Michael Norden Collateral	(212) 272-7073 mnorden@bear.com
Trading & Syndicate
Scott Eichel Senior Managing Director	(212) 272-5451 seichel@bear.com
Perry Rahbar Associate Director	(212) 272-5451 prahbar@bear.com
Carol Fuller Senior Managing Director	(212) 272-4955 cfuller@bear.com
Angela Ward Managing Director	(212) 272-4955 adward@bear.com

Rating Agencies
Standard & Poor’s
John Sang	(212) 438-6058 john_sang@standardandpoors.com
Moody’s
Timothy Gildner	(212) 553-2919 Timothy.gildner@moodys.com

27

$562,193,000
(APPROXIMATE)

Group III

Group III Term Sheet

American Home Mortgage Investment Trust 2006-3
Mortgage Backed Notes, Series 2006-3

American Home Mortgage Securities LLC

(Depositor)

American Home Mortgage Servicing, Inc.

(Servicer)

Wells Fargo Bank, NA
(Master Servicer)

December 19, 2006

American Home Mortgage Investment Trust 2006-3, Group III

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an indication of interest in purchasing such securities, when, as and if issued. Any such indication will not constitute a contractual commitment by you to purchase any of the securities until the offering has been priced and we have advised you of and confirmed the allocation of securities to be made to you. You may withdraw your indication of interest at any time prior to the notice of allocation. The issuer is not obligated to issue such security or any similar security and the underwriter’s obligation to deliver such security is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of such security when, as and if issued by the issuer. You are advised that the terms of the securities, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Notes may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that securities may not be issued that have the characteristics described in these materials. The underwriter’s obligation to sell such securities to you is conditioned on the mortgage loans and Notes having the characteristics described in these materials. If for any reason the issuer does not deliver such Notes, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

An investor or potential investor in the Notes (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-(877) 867-2654.

AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

Any disclaimer appearing at the bottom of the email communication to which this free writing prospectus is attached stating either of the following (or any derivative thereof):

(1) that these materials contain confidential information; or

(2) that the sender does not accept liability relating to the accuracy or completeness of these materials; or

(3) that these materials do not constitute a solicitation or an offer to buy or sell securities in each case, is not applicable to these materials and should be disregarded. Such disclaimers have been automatically generated as a result of these materials having been sent via e-mail or another system such as Bloomberg.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

2

American Home Mortgage Investment Trust 2006-3, Group III

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements). Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

3

American Home Mortgage Investment Trust 2006-3, Group III

American Home Mortgage Securities, LLC

American Home Mortgage Investment Trust
Series 2006-3

Fixed First Liens
$562,193,000 (APPROXIMATE)

Structure Overview

Class(1)	Note Principal Balance ($)(2)	Note Type	Expected WAL (yr) (8) Call(3)/ Maturity(4)	Expected Principal Window (8) Call(3) / Maturity(4)	Final Scheduled Payment Date (5)	Initial CE(6)	Expected Ratings (M / S)

III-A1(7)	$494,752,000	FXD / SR / SEQ	3.17 / 3.37	1-85 / 1-130	9/25/2036	5.65%	Aaa / AAA
III-A2(7)	$45,103,000	FXD / SR / SEQ	7.07 / 14.35	85-85 / 131-267	9/25/2036	5.65%	Aaa / AAA
III-M1(7)	$15,465,000	FLT / MEZ / SEQ	5.73 / 7.05	38-85 / 38-176	9/25/2036	3.05%	Aa3 / AA
III-M2(7)	$4,009,000	FLT / MEZ / SEQ	5.73 / 6.86	38-85 / 38-147	9/25/2036	2.35%	A2 / A+
III-M3(7)	$2,864,000	FLT / MEZ / SEQ	5.73 / 6.71	38-85 / 38-135	9/25/2036	1.85%	A3 / A
III-M4(7)	$5,728,000	FLT / MEZ / SEQ	Not Offered		9/25/2036	0.85%	NR / BBB-
III-M5(7)	$2,864,000	PO / SUB / SEQ			9/25/2036	0.35%	NR / BB

(1)	The Notes will be subject to the Group III Available Funds Rate as described herein.

(2)	The balance of the Collateral and the Notes are subject to a variance of +/- 10%. The attributes of the collateral are subject to a variance of +/- 5%.

(3)	To 20% Optional Termination at the Pricing Speed.

(4)	To maturity at the Pricing Speed.

(5)	The Final Scheduled Payment Date is September 2036. This date represents the Payment Date occurring in the first month following the maturity date of the latest maturing Mortgage Loan.

(6)	Includes initial Target Overcollateralization of 0.35%.

(7)
Beginning with the first Payment Date after the Optional Termination Date, the Note Interest Rate for the Class III-A Notes will be increased by [0.50]% and the Note margin on each class of the Class III-M Notes will increase by 1.5 times such Note’s initial Note margin.

(8)	Run to December 28, 2006 closing date.

Pricing Speed

First Lien Fixed Mortgage Loans:	8% CPR building to 20% CPR in 12 months, and remaining constant at 20% CPR thereafter.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

4

American Home Mortgage Investment Trust 2006-3, Group III

Transaction Overview

Issuing Entity:	American Home Mortgage Investment Trust 2006-3.

Depositor:	American Home Mortgage Securities LLC.

Seller:	American Home Mortgage Acceptance, Inc

Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A.

Servicer:	American Home Mortgage Servicing, Inc.

Lead Manager:	Bear, Stearns & Co. Inc.

Co-Managers:	Lehman Brothers Inc., RBS Greenwich Capital Markets, Inc. and ABN AMRO Inc.

Indenture Trustee:	Deutsche Bank National Trust Company.

Owner Trustee:	Wilmington Trust Company.

Rating Agencies:	Standard & Poor’s and Moody’s Investor Service.

Class III-M Notes:	The Class III-M1, Class III-M2, Class III-M3 and Class III-M4 Notes.

Fixed Rate Notes:	The Class III-A1 and Class III-A2 Notes (together, the “Class III-A Notes”).

LIBOR Notes:	The Class III-M1, Class III-M2, Class III-M3 and Class III-M4 Notes.

Offered Notes:	The Class III-A, Class III-M1, Class III-M2 and Class III-M3 Notes.

Non-Offered Notes:	The Class III-M4 and Class III-M5 Notes.

Expected Pricing Date:	The week of December 18, 2006.

Expected Closing Date:	December 28, 2006.

Cut-off Date:	December 1, 2006.

Record Date:
With respect to the LIBOR Notes, the close of business on the business day immediately precedes the related Payment Date. With respect to the Fixed Rate Notes, the last day of the calendar month preceding the related Payment Date.

Payment Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day), commencing in January 2007.

Determination Date:	With respect to any Payment Date, the 18th day of the month in which such Payment Date occurs or, if such day is not a business day, the business day immediately preceding such 18th day.

Due Period:
With respect to any Payment Date, the period commencing on the second day of the month immediately preceding the month in which such Payment Date occurs, and ending on the first day of the month in which such Payment Date occurs.

Prepayment Period:	With respect to any Payment Date is the calendar month immediately preceding the month in which such Payment Date occurs.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

5

American Home Mortgage Investment Trust 2006-3, Group III

Transaction Overview (Continued)

Interest Accrual Period:
With respect to the LIBOR Notes, interest will initially accrue from the Closing Date to and including the day prior to the first Payment Date. With respect to any Payment Date thereafter, interest will accrue during the period from and including the preceding Payment Date to and including the day prior to the current Payment Date. Interest will accrue on the LIBOR Notes on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Accrual Period. The LIBOR Notes will settle flat (no accrued interest). With respect to the Fixed Rate Notes, the calendar month prior to the month in which the related Payment Date occurs. The Fixed Rate Notes will settle with 24 days of accrued interest. Interest will accrue on the Fixed Rate Notes on the basis of a 360-day year consisting of twelve 30-day months.

Mortgage Loans:
On the Closing Date a pool of conventional, one-to-four family, fixed-rate loans secured by first liens on residential mortage properties (the “Mortgage Loans”) will be delivered to the trust.

The information set forth herein, unless otherwise stated, is calculated as of the Cut-Off Date with respect to a preliminary pool of Mortgage Loans expected to be delivered to the trust on the Closing Date (the “Mortgage Loan Pool”). The Mortgage Loan Pool consists of 2,517 Mortgage Loans with an aggregate stated principal balance as of the Cut-Off Date of approximately $572,790,691 (the “Cut-off Date Balance”).

Servicing Fee Rate:	0.2500% per annum.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the applicable Servicing Fee Rate and (2) any lender paid mortgage insurance fee, if applicable.

Optional Termination:
The holder of a majority percentage interest in the Owner Trust Certificate will be permitted to purchase all of the Mortgage Loans and REO properties and retire the Offered and Non-Offered Notes on or after the Optional Termination Date (as defined herein).

Optional Termination Date:
The first Payment Date on which the aggregate stated principal balance of the Mortgage Loans, after giving effect to distributions to be made on the related Payment Date, is less than 20% of the Cut-off Date Balance.

Minimum Denominations:	$100,000 and integral multiples of $1 in excess thereof.

Federal Tax Status:
The Offered Notes are expected to be treated as debt instruments for federal income tax purposes. However, the Indenture will provide that in the event the Non-Offered Notes and the Owner Trust Certificates are held by an entity which is neither a real estate investment trust (a “REIT”) nor a qualified subsidiary of a REIT, to avoid the adverse tax consequences of being taxed as a corporation, the trust agreement and the indenture will provide for the Indenture Trustee to undertake certain steps, including the following: the Indenture Trustee will cause certain assets of the trust to be transferred to a new entity with respect to which one or more REMIC elections will be made, in exchange for certain REMIC certificates to be issued by the new entity; the trust will issue new notes (which for tax purposes are expected to constitute REMIC regular interests), backed by these REMIC certificates, to holders of Offered Notes in exchange for the Offered Notes. This exchange would be considered a taxable exchange in which a beneficial owner of an Offered Note would recognize gain or loss in an amount equal to the difference, if any, between such Offered Noteholder's adjusted tax basis in the Offered Notes and the fair market value of the new notes received in exchange therefore.

Form of Registration:
It is expected that delivery of the Offered Notes will be made in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company, which may include delivery through Clearstream, Société Anonyme or Euroclear System.

ERISA Considerations:	The Offered Notes generally may be purchased by, on behalf of, or with plan assets of, a Plan, subject to the considerations described in the prospectus supplement.

SMMEA Eligibility:	The Class III-A Notes and Class III-M1 Notes are expected to be SMMEA eligible.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

6

American Home Mortgage Investment Trust 2006-3, Group III

Credit Enhancement

Credit Enhancement:	(1) Subordination of lower rated classes of Notes. (2) Overcollateralization, as described herein. (3) Excess cashflow. (4) Prepayment penalty collections.

Overcollateralization Amount:
The Overcollateralization Amount (the "OC") with respect to any Payment Date will be the excess, if any, of (a) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period over (b) the sum of the aggregate Note Principal Balance of the Class III-A and Class III-M Notes (after taking into account the distribution of principal on such Payment Date).

Overcollateralization Target Amount:
With respect to any Payment Date, (i) prior to the Stepdown Date, an amount equal to the product of (x) 0.35% and (y) the sum of the aggregate stated principal balance of the Mortgage Loans delivered on the Cut-Off Date (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 0.70% of the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) the product of (a) 0.35% and (b) the sum of the aggregate stated principal balance of the Mortgage Loans delivered on the Cut-Off Date and (iii) if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Payment Date.

Overcollateralization Increase Amount:
For any Payment Date, the lesser of (i) the Net Monthly Excess Cashflow for such Payment Date and (ii) the excess, if any, of (a) the Overcollateralization Target Amount over (b) the Overcollateralization Amount on such Payment Date after taking into account payments to the Notes of the Basic Principal Distribution Amount on such Payment Date.

Overcollateralization Release Amount:
For any Payment Date, an amount equal to the lesser of (x) the Principal Remittance Amount for such Payment Date and (y) the excess, if any, of (i) the Overcollateralization Amount (after giving effect to distributions in respect of the Principal Remittance Amount to be made on such Payment Date) for such Payment Date over (ii) the Overcollateralization Target Amount for such Payment Date.

Net Monthly Excess Cashflow:
For any Payment Date, the excess of (x) the Group III Available Funds for such Payment Date over (y) the sum for such Payment Date of (a) the aggregate amount of Accrued Note Interest for the Notes and Unpaid Interest Shortfalls for the Class III-A Notes and (b) the aggregate Principal Remittance Amount used to make payments in respect of the principal to the Notes.

Credit Enhancement Percentage:
With respect to each class of Class III-A and Class III-M Notes on any Payment Date, the percentage obtained by dividing (x) the aggregate Note Principal Balance of the class or classes subordinate thereto (including the OC), calculated after taking into account distributions of principal to the Note holders then entitled to distributions of principal on such Payment Date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period.

TARGET CREDIT ENHANCEMENT PERCENTAGE
Note Class	Closing Date	After Stepdown Date
III-A	5.75%	11.50%
III-M1	3.05%	6.10%
III-M2	2.35%	4.70%
III-M3	1.85%	3.70%
III-M4	0.85%	1.70%
III-M5	0.35%	0.70%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

7

American Home Mortgage Investment Trust 2006-3, Group III

Credit Enhancement (Continued)

Stepdown Date:
The earlier to occur of (i) the first Payment Date following the Payment Date on which the aggregate Note Principal Balance of the Class III-A Notes has been reduced to zero and (ii) the later to occur of (A) the Payment Date in January 2010 and (B) the date that the Senior Enhancement Percentage for the Class III-A Notes (calculated for this purpose without taking into account distributions of principal to the holders of the Notes then entitled to distributions of principal on such Payment Date) is greater than or equal to 11.50%.

Trigger Event:
With respect to any Payment Date on or after the Stepdown Date, a Trigger Event is in effect if:

(a)  the percentage obtained by dividing (x) the aggregate principal amount of Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, Mortgage Loans with respect to which the related mortgaged properties have been acquired by the Issuing Entity and Mortgage Loans discharged due to bankruptcy) by (y) the aggregate principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, equals or exceeds [40.00]% of the prior period's Senior Enhancement Percentage.

“Senior Enhancement Percentage” means, for any Payment Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Note Principal Balance of the Class III-M Notes and (ii) the OC (in each case after taking into account the distributions of the related Principal Distribution Amount for that Payment Date) by (y) the sum of the aggregate stated principal balance of the Mortgage Loans for that Payment Date; or

(b)  the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received through the last day of the related Due Period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages set forth below with respect to such Payment Date:

Payment Date Occurring In	Percentage
January 2010 through December 2010	[1.00]%
January 2011 through December 2011	[1.25]%
January 2012 through December 2012	[1.50]%
January 2013 and thereafter	[1.75]%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

8

American Home Mortgage Investment Trust 2006-3, Group III

Payment of Interest

Note Interest Rate:
With respect to each class of the Class III-A and Class III-M Notes on any Payment Date, the lesser of (a) The Formula Rate for such Payment Date and (b) the Group III Available Funds Rate for such Payment Date.

Formula Rate:
With respect to the Fixed Rate Notes and any Payment Date 6.25%. With respect to the LIBOR Notes and any Payment Date, 1-Month LIBOR plus the related Note Margin. Beginning with the first Payment Date after the Optional Termination Date, the Fixed Rate Notes Formula Rate will increase by 0.50%. Beginning with the first Payment Date after the Optional Termination Date, the related Note Margin for the LIBOR Notes will increase to 1.5 times (1.5x) such Note’s initial Note margin for the related Class III-M Notes.

Accrued Note Interest:
For any Payment Date and each class of Notes, interest accrued during the related accrual period at the then-applicable Note Interest Rate on the related note principal balance thereof immediately prior to such Payment Date, plus any Accrued Note Interest remaining unpaid from any prior Payment Date with interest thereon at the related Note Interest Rate.

Prepayment Penalty:	Any prepayment premium, penalty or charge payable by a mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the term of the related mortgage note.

Group III Available Funds :
For any Payment Date, will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicer for such Payment Date in respect of the mortgage loans, (3) any prepayment penalty collections, (4) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments net of (5) fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee and the Custodian. Investment earnings on amounts on deposit in the master servicer collection account and the payment account are not part of Group III Available Funds.

Group III Available Funds Rate:
For any Payment Date and the LIBOR Notes, the per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans.

Basis Risk Shortfall Carry Forward Amount:
For any Payment Date and Class of Notes, (i) the excess of (a) the amount of interest such class would have accrued for such Payment Date had the applicable Note Interest Rate not been subject to the Group III Available Funds Rate, over (b) the amount of interest such class of Notes accrued for such Payment Date based on the Group III Available Funds Rate, together with the undistributed portion of any such amounts from the prior Payment Date and (ii) interest accrued thereon at the then applicable Note Interest Rate, without giving effect to the Group III Available Funds Rate. The Basis Risk Shortfall Carry Forward Amount will be distributed from certain amounts received by the Trustee the Net Monthly Excess Cashflow on a subordinated basis on the same Payment Date or in any subsequent period. The ratings on each class of Notes do not address the likelihood of the distribution of any Basis Risk Shortfall Carry Forward Amount.

Basis Risk Shortfall:
Because the Mortgage Loans are fixed rate, and because the Note Interest Rates on the LIBOR Notes are calculated based on One-Month LIBOR, the application of the Group III Available Funds Rate could result in shortfalls of interest otherwise distributable to such Offered Notes in certain periods.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

9

American Home Mortgage Investment Trust 2006-3, Group III

Payment of Interest (Continued)

Interest Payment Priority:
On each Payment Date, the Group III Available Funds will be distributed in the following order of priority:

(i)        from the Group III Available Funds, to the holders of the Class III-A Notes, the related Accrued Note Interest and any related Unpaid Interest Shortfall for each such class;

(ii)  from the remaining Group III Available Funds, to the holders of the Class III-M1 Notes the Accrued Note Interest for such class;

(iii)  from the remaining Group III Available Funds, to the holders of the Class III-M2 Notes the Accrued Note Interest for such class;

(iv)  from the remaining Group III Available Funds, to the holders of the Class III-M3 Notes the Accrued Note Interest for such class;

(v)  from the remaining Group III Available Funds, to the holders of the Class III-M4 Notes the Accrued Note Interest for such class;

(vi)  any remainder (to the extent not included as part of the Principal Distribution Amount) to be included as Net Monthly Excess Cashflow as described below.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

10

American Home Mortgage Investment Trust 2006-3, Group III

Payment of Principal

Principal Payment Priority:
On each Payment Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows:

(i)  to the holders of the Class III-A Notes, sequentially, the Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero; and

(ii)  to the holders of the Class III-M Notes, sequentially in order of priority, the remaining Principal Distribution Amount until the Note Principal Balance of each such class has been reduced to zero.

(iii)  any remainder to be included as Net Monthly Excess Cashflow as described below.

On each Payment Date (a) on and after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed as follows;

(i)  to the holders of the Class III-A Notes, sequentially, the Class III-A Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;
(ii)  to the holders of the Class III-M1 Notes, the III-M1 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;
(iii)  to the holders of the Class III-M2 Notes, the III-M2 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;
(iv)  to the holders of the Class III-M3 Notes, the III-M3 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;
(v)  to the holders of the Class III-M4 Notes, the III-M4 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;
(vi)  to the holders of the Class III-M5 Notes, the III-M5 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;
(vii)  any remainder to be included as Net Monthly Excess Cashflow as described below.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

11

American Home Mortgage Investment Trust 2006-3, Group III

Payment of Principal (Continued)

Principal Remittance Amount:
For any Payment Date the sum of (a) the principal portion of all scheduled monthly payments on the related mortgage loans on the related due date, (b) the principal portion of all proceeds of the repurchase of mortgage loans in the related loan group during the preceding calendar month; and (c) the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the related mortgage loans.

Basic Principal Distribution Amount:
With respect to any Payment, the lesser of (a) the excess of (i) the Group III Available Funds for such Payment Date over (ii) the aggregate amount of Accrued Note Interest for the Class III-A and Class III-M Notes and any Unpaid Interest Shortfalls for the Class III-A Notes for such Payment Date and (b) the Principal Remittance Amount.

Principal Distribution Amount:	For any Payment Date, the sum of (a) the Basic Principal Distribution Amount and (b) the Overcollateralization Increase Amount less (c) the Overcollateralization Release Amount.

Class III-A Principal Distribution Amount:
The Class III-A Principal Distribution Amount is an amount equal to the excess of the aggregate Note Principal Balance of the Class III-A Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 88.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,863,953.

Class III-M1 Principal Distribution Amount:
The Class III-M1 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class III-A Notes (after taking into account the payment of the Class III-A Principal Distribution Amount) and (ii) the Note Principal Balance of the Class III-M1 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 93.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,863,953.

Class III-M2 Principal Distribution Amount:
The Class III-M2 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class III-A and Class III-M1 Notes (after taking into account the payment of the Class III-A and Class III-M1 Principal Distribution Amount on such Payment Date) and (ii) the Note Principal Balance of the Class III-M2 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 95.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,863,953.

Class III-M3 Principal Distribution Amount:
The Class III-M3 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class III-A, Class III-M1 and Class III-M2 Notes (after taking into account the payment of the Class III-A, Class III-M1 and Class III-M2 Principal Distribution Amount on such Payment Date) and (ii) the Note Principal Balance of the Class III-M3 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 96.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,863,953.

Class III-M4 Principal Distribution Amount:
The Class III-M4 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class III-A, Class III-M1, Class III-M2 and Class III-M3 Notes (after taking into account the payment of the Class III-A, Class III-M1, Class III-M2 and Class III-M3 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class III-M4 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 98.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,863,953.

Class III-M5 Principal Distribution Amount:
The Class III-M4 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class III-A, Class III-M1, Class III-M2, Class III-M3 and Class III-M4 Notes (after taking into account the payment of the Class III-A, Class III-M1, Class III-M2, Class III-M3 and Class III-M4 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class III-M4 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 99.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,863,953.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

12

American Home Mortgage Investment Trust 2006-3, Group III

Allocation of Losses

Realized Losses:
The excess of the stated principal balance of a defaulted mortgage loan over the net liquidation proceeds (that are allocated to the principal balance of such mortgage loan). To the extent the Servicer receives subsequent recoveries with respect to any mortgage loan; the amount of any Realized Loss with respect to that mortgage loan will be reduced by such subsequent recoveries. Realized Losses refer to the aggregate amount of losses on the Mortgage Loans.

Allocation of Realized Losses:
Any Realized Losses on the Mortgage Loans on any Payment Date will first be absorbed by Net Monthly Excess Cashflow and the OC amount, and then will be allocated to Class III-M Notes in reverse sequential order according to priority. Thereafter, Realized Losses will be allocated to the Class III-A Notes, pro rata. If on any Payment Date as a result of Realized Losses on the Mortgage Loans, the aggregate Note Principal Balance of the Class III-A and Class III-M Notes after giving effect to principal distributions on such date exceeds the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period, such excess (the “Realized Loss Amount”) will be allocated as described above. Any such allocation to a class of Notes will be effected by reducing the Note Principal Balance of such class.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

13

American Home Mortgage Investment Trust 2006-3, Group III

Payment of Net Monthly Excess Cashflow

Net Monthly Excess Cashflow:
With respect to any Payment Date, any Net Monthly Excess Cashflow shall be distributed as follows:

(i.)  to the holders of the class or classes of Notes then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, allocated as described under Principal Payment Priority above;

(ii.)     to the Class III-A Notes any Allocated Realized Loss Amounts;

(iii.)    to the holders of the Class III-M1 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;

(iv.)    to the holders of the Class III-M1 Notes, in an amount equal to the previously allocated Realized Loss Amounts;

(v.)    to the holders of the Class III-M2 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;

(vi.)   to the holders of the Class III-M2 Notes, in an amount equal to the previously allocated Realized Loss Amounts;

(vii.)   to the holders of the Class III-M3 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;

(viii.)  to the holders of the Class III-M3 Notes, in an amount equal to the previously allocated Realized Loss Amounts;

(ix.)    to the holders of the Class III-M4 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;

(x.)     to the holders of the Class III-M4 Notes, in an amount equal to the previously allocated Realized Loss Amounts;

(xi.)     to the holders of the Class III-M5 Notes, in an amount equal to the previously allocated Realized Loss Amounts;

(xii.)    to pay Basis Risk Shortfall Carry Forward Amount to the Class III-A Notes, pro rata, and then sequentially, in order of priority to the Class III-M Notes (except the Class III-M5 Notes); and

(xiii.)   to the holders of the Owner Trust Certificate as provided in the Indenture.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

14

American Home Mortgage Investment Trust 2006-3, Group III

Sensitivity Table for the Offered Notes - To Maturity

The assumptions for the sensitivity table below are as follows:

▪	The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
▪	1-month LIBOR remain static
▪	20% Clean Up Call is not exercised
▪	Assumes closing date of December 28, 2006

Class III-A-1 to Maturity
Price: 100.625	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	3.37	4.4	2.57	1.72	1.21	1.03
Prin Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin End	11/25/2017	2/25/2021	7/25/2015	10/25/2012	3/25/2011	12/25/2009
Prin Win	131	170	103	70	51	36
Yield	5.98	6.05	5.89	5.68	5.42	5.26

Class III-A-2 to Maturity
Price: 99.3125	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	14.35	18.26	11.42	7.81	5.68	4.85
Prin Start	11/25/2017	2/25/2021	7/25/2015	10/25/2012	3/25/2011	12/25/2009
Prin End	3/25/2029	4/25/2033	3/25/2025	9/25/2019	4/25/2016	1/25/2015
Prin Win	137	147	117	84	62	62
Yield	6.56	6.53	6.58	6.61	6.64	6.64

Class III-M-1 to Maturity
Price: 100.00	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	7.05	9.24	5.55	4.17	3.7	3.67
Prin Start	2/25/2010	2/25/2011	1/25/2010	2/25/2010	3/25/2010	4/25/2010
Prin End	8/25/2021	10/25/2025	8/25/2018	12/25/2014	10/25/2012	12/25/2011
Prin Win	139	177	104	59	32	21
Yield	5.82	5.82	5.83	5.82	5.84	5.85

Class III-M-2 to Maturity
Price: 100.00	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	6.86	9	5.39	4.02	3.5	3.41
Prin Start	2/25/2010	2/25/2011	1/25/2010	2/25/2010	3/25/2010	3/25/2010
Prin End	3/25/2019	10/25/2022	8/25/2016	7/25/2013	9/25/2011	1/25/2011
Prin Win	110	141	80	42	19	11
Yield	5.93	5.93	5.93	5.93	5.95	5.97

Class III-M-3 to Maturity
Price: 100.00	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	6.71	8.82	5.26	3.92	3.4	3.3
Prin Start	2/25/2010	2/25/2011	1/25/2010	1/25/2010	2/25/2010	3/25/2010
Prin End	3/25/2018	7/25/2021	10/25/2015	12/25/2012	4/25/2011	9/25/2010
Prin Win	98	126	70	36	15	7
Yield	5.95	5.95	5.95	5.95	5.97	5.98

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

15

American Home Mortgage Investment Trust 2006-3, Group III

Sensitivity Table for the Offered Notes - To Call

The assumptions for the sensitivity table below are as follows:

▪	The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
▪	1-month LIBOR remain static 20% Clean Up Call is exercised Assumes closing date of December 28, 2006

Class III-A-1 to Call
Price: 100.625	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	3.17	4.15	2.41	1.61	1.16	1.01
Prin Start	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007	1/25/2007
Prin End	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin Win	85	113	66	45	32	28
Yield	5.95	6.02	5.84	5.62	5.36	5.23

Class III-A-2 to Call
Price: 99.3125	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	7.07	9.41	5.49	3.74	2.66	2.33
Prin Start	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin End	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin Win	1	1	1	1	1	1
Yield	6.38	6.37	6.39	6.42	6.45	6.46

Class III-M-1 to Call
Price: 100.00	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	5.73	7.59	4.49	3.46	2.66	2.33
Prin Start	2/25/2010	2/25/2011	1/25/2010	2/25/2010	8/25/2009	4/25/2009
Prin End	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin Win	48	64	30	8	1	1
Yield	5.8	5.8	5.8	5.8	5.8	5.8

Class III-M-2 to Call
Price 100.00	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	5.73	7.59	4.49	3.42	2.66	2.32
Prin Start	2/25/2010	2/25/2011	1/25/2010	2/25/2010	8/25/2009	4/25/2009
Prin End	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin Win	48	64	30	8	1	1
Yield	5.91	5.9	5.91	5.91	5.91	5.9

Class III-M-3 to Call
Price: 100.00	P100ACPR	15.00%CPR	25.00%CPR	35.00%CPR	45.00%CPR	50.00%CPR
Avg Life	5.73	7.59	4.49	3.41	2.66	2.32
Prin Start	2/25/2010	2/25/2011	1/25/2010	1/25/2010	8/25/2009	4/25/2009
Prin End	1/25/2014	5/25/2016	6/25/2012	9/25/2010	8/25/2009	4/25/2009
Prin Win	48	64	30	9	1	1
Yield	5.93	5.93	5.93	5.93	5.93	5.92

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

16

American Home Mortgage Investment Trust 2006-3, Group III

Group III Available Funds Rate (1)(2)

The following assumes prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any Payment Date will conform to the corresponding rate set forth for that Payment Date in the following table.

Distribution Date	Class III-A1 Effective Coupon (%)	Class III-A2 Effective Coupon (%)	Class III-M1 Effective Coupon (%)	Class III-M2 Effective Coupon (%)	Class III-M3 Effective Coupon (%)
25-Jan-07	6.250	6.250	5.650	5.750	5.770
25-Feb-07 and Thereafter	6.250	6.250	11.000	11.000	11.000

(1)	Assumes 1-month LIBOR increases instantaneously within the first period to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.
(2)	Assumes a closing date of December 28, 2006.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

17

Collateral Characteristics of the Group III Mortgage Loans
As of the Cut-Off Date
Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$572,790,691.10
Number of Loans	2517
Average Scheduled Principal Balance	$227,569	$22,831.47	$1,979,127.83
(1) Original Combined Loan-to-Value Ratio	83.64%	6.82%	148.77%
(1) Mortgage Rate	7.216%	4.50%	10.50%
(1) Net Mortgage Rate	6.959%	4.25%	10.25%
(1) Remaining Term to Stated Maturity (months)	351	103	359
(1)] (1i)] Credit Score	705	N/A	839

(1) (1) Weighted Average reflected in Total. (1i)] Non-Zero Weighted Average Credit Score

	Range	Percent of Cut-off Date Principal Balance
Product Type	Fixed	100.00%

Lien	First	100.00%

Property Type	Two-to-four family units	9.51%
	Condominium	6.16%
	Planned Unit Developments (attached)	21.07%
	Single-family detached	62.67%
	CO-OP	0.60%

Geographic Distribution	California	9.56%
	Florida	11.70%
	Maryland	5.84%
	North Carolina	5.31%
	New York	7.87%
	Virginia	6.54%

Documentation Type	Full	29.57%
	No Documentation	9.16%
	No Ratio	14.33%
	Stated Income	39.10%
	Stated Income/Asset	7.65%
	Reduced	0.18%

Loans with Prepayment Penalties		13.65%
Loans with Interest Only Period		47.34%

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American Home Mortgage Investment Trust 2006-3, Group III

Current Principle Balances for the Group 3 Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 50,000	94	3,848,777	0.67	7.952	699	40,944	76.05	32.50	19.14
50,001 - 100,000	520	38,886,603	6.79	7.617	699	74,782	75.67	28.41	27.03
100,001 - 150,000	512	63,801,664	11.14	7.323	694	124,613	75.68	26.38	40.66
150,001 - 200,000	404	70,572,096	12.32	7.214	698	174,683	76.30	27.91	48.79
200,001 - 250,000	258	57,977,435	10.12	7.266	695	224,719	76.42	19.67	53.77
250,001 - 300,000	191	52,182,541	9.11	7.218	697	273,207	77.22	25.10	58.32
300,001 - 350,000	118	38,421,875	6.71	7.182	695	325,609	73.79	23.86	52.49
350,001 - 400,000	88	33,020,443	5.76	7.050	704	375,232	73.68	27.31	51.09
400,001 - 450,000	60	25,453,347	4.44	7.066	710	424,222	73.50	32.32	52.75
450,001 - 500,000	55	26,337,752	4.60	6.906	722	478,868	71.01	48.99	29.03
500,001 - 550,000	45	23,715,206	4.14	6.880	721	527,005	74.85	46.78	38.23
550,001 - 600,000	39	22,325,394	3.90	6.895	727	572,446	72.70	59.22	43.20
600,001 - 650,000	30	19,008,279	3.32	7.129	729	633,609	76.47	39.63	53.53
650,001 - 700,000	13	8,827,032	1.54	7.226	706	679,002	73.83	38.41	38.47
700,001 - 750,000	23	16,698,725	2.92	6.936	736	726,032	72.76	43.85	26.04
750,001 - 800,000	8	6,246,328	1.09	7.709	724	780,791	76.25	25.12	50.38
800,001 - 850,000	6	4,974,852	0.87	7.033	722	829,142	70.40	17.01	49.01
850,001 - 900,000	6	5,328,812	0.93	7.646	741	888,135	69.36	16.89	100.00
900,001 - 950,000	5	4,689,780	0.82	6.898	698	937,956	73.62	60.49	39.85
950,001 - 1,000,000	22	21,788,970	3.80	7.387	700	990,408	67.21	31.94	49.97
1,000,001 - 1,100,000	2	2,138,113	0.37	7.382	716	1,069,056	69.63	49.58	50.42
1,100,001 - 1,200,000	3	3,552,492	0.62	8.245	676	1,184,164	70.00	0.00	100.00
1,200,001 - 1,300,000	2	2,500,406	0.44	6.875	752	1,250,203	69.90	0.00	50.39
1,300,001 - 1,400,000	5	6,860,759	1.20	7.678	728	1,372,152	66.02	0.00	100.00
1,400,001 - 1,500,000	2	2,908,339	0.51	7.564	683	1,454,170	70.00	0.00	0.00
1,500,001 +	6	10,724,671	1.87	7.027	733	1,787,445	59.37	0.00	63.19
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $227,569.

Gross Coupons for the Group 3 Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
4.500 - 4.999	4	506,505	0.09	4.805	715	126,626	76.88	100.00	0.00
5.000 - 5.499	5	827,625	0.14	5.253	706	165,525	94.33	100.00	0.00
5.500 - 5.999	69	19,050,601	3.33	5.742	719	276,096	69.71	80.32	14.70
6.000 - 6.499	204	58,687,378	10.25	6.274	730	287,683	71.72	67.56	18.01
6.500 - 6.999	634	175,411,221	30.62	6.697	722	276,674	72.88	44.61	40.20
7.000 - 7.499	504	105,496,756	18.42	7.183	700	209,319	74.55	17.23	51.73
7.500 - 8.499	822	161,790,906	28.25	7.840	690	196,826	75.36	8.82	61.04
8.500 +	275	51,019,698	8.91	8.778	675	185,526	78.64	4.67	66.56
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans was approximately 7.216%.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Group III

Gross Margins of the Group 3 Mortgage Loans(1)

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2.250 - 2.499	14	6,212,594	1.08	6.604	752	443,757	69.31	57.38	70.98
2.750 - 2.999	3	1,431,263	0.25	6.123	740	477,088	74.53	100.00	31.16
FIXED	2,500	565,146,834	98.67	7.225	705	226,059	74.26	29.09	47.12
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the non-zero weighted average gross margin of the Mortgage Loans was approximately 2.348%.

Maximum Mortgage Rates of the Group 3 Mortgage Loans(1)

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
10.751 - 11.250	3	1,664,318	0.29	5.992	755	554,773	66.06	100.00	11.72
11.251 - 11.750	8	3,802,312	0.66	6.441	768	475,289	65.60	43.41	73.15
11.751 - 12.250	5	1,879,330	0.33	6.990	714	375,866	82.03	73.61	100.00
12.251 - 12.750	1	297,897	0.05	7.375	717	297,897	79.62	100.00	0.00
FIXED	2,500	565,146,834	98.67	7.225	705	226,059	74.26	29.09	47.12
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the non-zero weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 11.514%.

Periodic Rate Caps of the Group 3 Mortgage Loans(1)

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2	17	7,643,857	1.33	6.514	750	449,639	70.28	65.36	63.53
FIXED	2,500	565,146,834	98.67	7.225	705	226,059	74.26	29.09	47.12
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the non-zero weighted average Periodic Rate Cap of the Mortgage Loans was approximately 2.000%.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Group III

Original Terms to Maturity of the Group 3 Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
120	1	45,647	0.01	5.625	789	45,647	60.47	100.00	0.00
180	64	11,469,882	2.00	6.352	724	179,217	63.52	53.36	0.00
240	6	2,256,642	0.39	6.385	732	376,107	68.24	96.75	0.00
360	2,446	559,018,520	97.60	7.237	705	228,544	74.46	28.80	48.51
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 356 months.

Remaining Terms to Maturity of the Group 3 Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
103	1	45,647	0.01	5.625	789	45,647	60.47	100.00	0.00
163	1	82,440	0.01	6.750	670	82,440	80.00	0.00	0.00
165	2	254,731	0.04	5.116	697	127,365	70.43	100.00	0.00
166	3	325,179	0.06	5.321	710	108,393	66.77	42.80	0.00
167	2	504,513	0.09	6.291	727	252,257	80.00	100.00	0.00
168	4	632,333	0.11	5.424	744	158,083	64.06	100.00	0.00
169	6	1,156,641	0.20	5.874	743	192,773	59.83	65.23	0.00
170	4	445,229	0.08	6.369	698	111,307	64.64	67.56	0.00
171	2	386,771	0.07	5.950	728	193,386	66.36	39.99	0.00
172	5	1,080,670	0.19	6.908	673	216,134	64.34	44.06	0.00
173	5	952,463	0.17	7.395	709	190,493	67.67	0.00	0.00
174	1	54,842	0.01	6.125	767	54,842	80.00	100.00	0.00
175	15	2,172,497	0.38	6.677	740	144,833	55.37	66.36	0.00
176	2	469,582	0.08	5.831	750	234,791	69.18	100.00	0.00
177	1	198,579	0.03	6.500	739	198,579	80.00	0.00	0.00
178	11	2,753,412	0.48	6.305	728	250,310	62.02	34.04	0.00
225	1	195,437	0.03	5.500	623	195,437	75.07	100.00	0.00
230	1	224,909	0.04	6.000	607	224,909	60.53	100.00	0.00
235	2	702,894	0.12	6.593	789	351,447	65.91	100.00	0.00
238	2	1,133,402	0.20	6.484	740	566,701	70.04	93.53	0.00
301	1	78,484	0.01	8.875	598	78,484	86.67	100.00	0.00
327	1	71,696	0.01	6.750	638	71,696	100.00	100.00	0.00
330	1	198,117	0.03	5.500	662	198,117	37.74	0.00	100.00
331	1	273,119	0.05	6.500	748	273,119	103.35	100.00	0.00
334	1	73,826	0.01	6.875	620	73,826	100.00	100.00	0.00
335	2	234,142	0.04	6.500	702	117,071	100.00	100.00	0.00
339	2	277,482	0.05	5.875	693	138,741	74.86	100.00	0.00
340	1	351,333	0.06	5.625	601	351,333	92.97	100.00	0.00
341	1	338,398	0.06	5.875	731	338,398	63.77	100.00	0.00
342	5	1,050,934	0.18	6.387	685	210,187	87.81	86.71	0.00
343	6	1,853,970	0.32	5.983	744	308,995	68.83	93.86	0.00
344	8	1,437,437	0.25	6.421	700	179,680	78.05	44.24	12.95
345	24	4,522,931	0.79	6.129	701	188,455	77.79	67.04	17.54
346	19	6,441,909	1.12	6.086	704	339,048	65.61	43.41	10.62
347	29	4,607,568	0.80	6.747	679	158,882	71.10	49.64	32.60
348	32	5,516,561	0.96	6.423	688	172,393	79.83	71.82	21.53
349	61	11,618,710	2.03	6.798	684	190,471	75.99	50.49	33.79
350	94	19,637,748	3.43	6.831	702	208,912	74.28	50.10	34.33
351	61	17,751,588	3.10	7.071	696	291,010	72.00	35.36	58.27
352	189	33,186,124	5.79	7.688	693	175,588	73.07	14.89	56.83
353	204	45,710,811	7.98	7.657	694	224,073	73.85	15.57	63.09
354	109	27,661,360	4.83	7.857	693	253,774	75.00	12.67	67.08
355	684	156,976,702	27.41	7.275	714	229,498	73.54	27.92	42.54
356	46	10,447,675	1.82	7.509	692	227,123	72.25	22.91	57.88
357	20	4,993,011	0.87	6.797	730	249,651	77.81	62.95	66.19
358	836	201,674,175	35.21	7.153	707	241,237	75.60	28.16	50.66
359	8	2,032,705	0.35	7.588	754	254,088	79.71	12.62	52.16
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 351 months.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Group III

Months to Next Rate Adjustment of the Group 3 Mortgage Loans(1)

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
106	1	985,263	0.17	5.875	737	985,263	69.93	100.00	0.00
115	1	496,000	0.09	6.875	745	496,000	80.00	0.00	100.00
117	1	297,897	0.05	7.375	717	297,897	79.62	100.00	0.00
118	14	5,864,697	1.02	6.548	754	418,907	69.05	63.31	74.34
FIXED	2,500	565,146,834	98.67	7.225	705	226,059	74.26	29.09	47.12
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the weighted average months to the next rate adjustment of the non fixed-rate Mortgage Loans was approximately 116 months.

Rate Adjustment Frequency of the Group 3 Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
12	17	7,643,857	1.33	6.514	750	449,639	70.28	65.36	63.53
FIXED	2,500	565,146,834	98.67	7.225	705	226,059	74.26	29.09	47.12
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

Date of Next Rate Change of the Group 3 Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
10/01/2015	1	985,263	0.17	5.875	737	985,263	69.93	100.00	0.00
7/01/2016	1	496,000	0.09	6.875	745	496,000	80.00	0.00	100.00
9/01/2016	1	297,897	0.05	7.375	717	297,897	79.62	100.00	0.00
10/01/2016	14	5,864,697	1.02	6.548	754	418,907	69.05	63.31	74.34
FIXED	2,500	565,146,834	98.67	7.225	705	226,059	74.26	29.09	47.12
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

Lien Position of the Group 3 Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
First Lien	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Group III

Original and Combined Loan to Value of the Group 3 Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
LTV (First Lien)	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34
0.00 - 30.00	17	2,828,344	0.49	6.827	725	166,373	22.47	30.24	19.45
30.01 - 40.00	30	7,856,152	1.37	6.492	719	261,872	34.52	32.41	26.91
40.01 - 50.00	56	11,998,958	2.09	6.655	724	214,267	46.73	28.33	29.13
50.01 - 55.00	30	10,214,692	1.78	6.688	725	340,490	51.91	35.59	34.79
55.01 - 60.00	54	16,491,788	2.88	6.691	728	305,403	57.92	46.70	33.17
60.01 - 65.00	86	29,902,272	5.22	6.958	712	347,701	63.54	31.10	38.25
65.01 - 70.00	502	123,163,741	21.50	7.286	712	245,346	69.42	15.38	49.63
70.01 - 75.00	202	53,519,355	9.34	7.210	709	264,947	73.88	33.32	47.85
75.01 - 80.00	1,312	280,100,819	48.90	7.333	701	213,491	79.69	29.95	53.61
80.01 - 85.00	31	3,691,293	0.64	7.126	675	119,074	83.62	43.37	2.87
85.01 - 90.00	68	13,678,086	2.39	7.222	693	201,148	89.59	50.80	25.13
90.01 - 95.00	66	11,359,249	1.98	7.361	676	172,110	94.48	42.02	33.99
95.01 - 99.99	29	3,660,094	0.64	6.036	638	126,210	98.19	100.00	0.00
100.00 +	34	4,325,848	0.76	6.536	657	127,231	100.31	98.74	5.80
CLTV (First Lien)	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34
0.00 - 75.00	540	150,238,480	26.23	6.847	715	278,219	62.58	35.05	27.16
75.01 - 80.00	613	119,389,329	20.84	7.293	704	194,762	78.57	30.50	41.09
80.01 - 85.00	49	10,457,383	1.83	6.982	704	213,416	75.92	34.18	33.44
85.01 - 90.00	294	80,910,097	14.13	7.360	704	275,204	76.83	24.24	53.25
90.01 - 95.00	298	64,332,864	11.23	7.393	704	215,882	79.89	31.97	59.78
95.01 - 100.00	717	146,707,273	25.61	7.397	698	204,613	78.40	24.39	65.62
100.01 +	6	755,265	0.13	5.947	712	125,877	97.42	100.00	0.00

(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 74.21% and the weighted average Combined Loan-to-Value was approximately 83.64%.

Credit Scores for the Group 3 Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0 - 499	15	2,122,969	0.37	6.011	0	141,531	85.83	86.82	0.00
500 - 549	9	1,482,197	0.26	6.837	523	164,689	87.34	90.49	0.00
550 - 574	7	1,080,657	0.19	7.300	566	154,380	71.93	68.00	0.00
575 - 599	23	3,415,486	0.60	7.392	587	148,499	81.47	78.64	4.82
600 - 619	28	5,239,111	0.91	7.018	610	187,111	76.51	55.82	23.16
620 - 639	242	50,307,903	8.78	7.612	629	207,884	77.08	20.58	54.40
640 - 659	253	51,881,516	9.06	7.591	649	205,065	77.48	19.20	53.51
660 - 679	380	82,891,163	14.47	7.378	669	218,135	74.51	22.56	54.63
680 - 699	360	73,167,886	12.77	7.390	689	203,244	74.54	18.71	51.19
700 - 719	331	74,664,735	13.04	7.156	710	225,573	73.05	24.00	48.40
720 - 739	270	70,816,952	12.36	7.140	729	262,285	72.26	23.70	47.24
740 - 759	226	52,672,438	9.20	7.080	749	233,064	75.10	31.74	47.63
760 - 779	177	43,439,265	7.58	6.942	769	245,420	74.08	43.11	45.02
780 - 799	141	43,045,084	7.51	6.684	788	305,284	70.36	62.45	29.54
800 - 819	52	16,361,829	2.86	6.599	806	314,651	68.86	60.59	30.44
820 - 839	3	201,500	0.04	5.888	832	67,167	57.93	100.00	0.00
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 705.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Group III

Documentation Programs of the Group 3 Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Full	709	169,369,480	29.57	6.645	721	238,885	75.40	100.00	26.40
No Documentation	283	52,480,997	9.16	7.612	704	185,445	71.21	0.00	45.56
No Ratio	383	82,083,030	14.33	7.572	702	214,316	75.59	0.00	68.69
Reduced	9	1,052,821	0.18	7.415	693	116,980	79.84	0.00	52.42
Stated Income	925	223,965,382	39.10	7.366	699	242,125	73.31	0.00	56.64
Stated/Stated	208	43,838,981	7.65	7.509	689	210,764	75.10	0.00	42.78
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

Occupancy Types for the Group 3 Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Investor	777	108,531,519	18.95	7.724	705	139,680	73.69	16.29	50.70
Owner Occupied	1,611	433,083,464	75.61	7.097	704	268,829	74.66	32.75	46.33
Second Home	129	31,175,708	5.44	7.102	719	241,672	69.83	31.59	49.78
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

Property Types for the Group 3 Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
2-4 Family	259	54,473,828	9.51	7.440	699	210,324	73.56	17.75	54.39
CO-OP	9	3,424,581	0.60	6.314	764	380,509	64.05	60.11	39.89
Condominium	182	35,269,097	6.16	7.295	716	193,786	72.74	21.51	56.99
PUD	429	120,678,955	21.07	7.212	711	281,303	75.34	30.61	54.18
Single Family	1,638	358,944,230	62.67	7.184	703	219,136	74.17	31.51	43.10
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

Loan Purpose of the Group 3 Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Cash Out Refinance	822	181,207,558	31.64	7.292	686	220,447	70.79	24.73	45.12
Purchase	1,412	328,053,943	57.27	7.218	715	232,333	76.46	32.35	49.66
Rate/Term Refinance	283	63,529,191	11.09	6.989	708	224,485	72.33	29.04	41.72
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Group III

Geographic Distribution of the Mortgaged Properties for the Group 3 Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
Alabama	9	803,073	0.14	7.601	672	89,230	79.82	16.33	61.11
Alaska	5	822,678	0.14	7.000	698	164,536	77.12	20.38	19.25
Arizona	59	19,851,848	3.47	7.548	693	336,472	76.82	24.68	63.97
Arkansas	11	2,165,516	0.38	7.031	704	196,865	76.87	62.69	65.95
California	137	54,745,501	9.56	6.920	708	399,602	68.95	20.96	50.53
Colorado	63	14,304,129	2.50	7.091	708	227,050	76.00	32.87	57.42
Connecticut	31	12,584,407	2.20	7.445	690	405,949	75.29	41.42	57.16
Delaware	12	2,737,071	0.48	7.298	718	228,089	76.48	35.85	60.17
District of Columbia	10	5,237,133	0.91	7.005	698	523,713	71.97	54.31	52.87
Florida	273	67,002,905	11.70	7.566	698	245,432	74.78	11.53	58.88
Georgia	97	15,506,670	2.71	7.397	698	159,863	78.02	35.13	50.86
Hawaii	5	2,254,961	0.39	6.837	741	450,992	71.70	26.80	35.88
Idaho	14	3,681,206	0.64	7.684	708	262,943	75.23	8.63	68.14
Illinois	107	24,028,658	4.20	7.517	700	224,567	76.74	25.17	43.37
Indiana	50	5,564,641	0.97	7.024	679	111,293	83.90	63.91	11.08
Iowa	3	289,356	0.05	7.372	668	96,452	73.73	67.46	0.00
Kansas	11	982,911	0.17	7.428	725	89,356	80.32	29.57	26.02
Kentucky	37	5,015,099	0.88	7.168	697	135,543	71.98	25.03	30.70
Louisiana	45	6,011,578	1.05	7.379	676	133,591	82.03	31.30	17.85
Maine	14	2,383,265	0.42	7.546	690	170,233	79.05	10.54	19.69
Maryland	125	33,424,970	5.84	6.890	722	267,400	75.70	56.02	37.17
Massachusetts	79	26,051,586	4.55	7.173	712	329,767	69.44	31.11	40.66
Michigan	58	6,745,661	1.18	7.663	700	116,304	77.88	36.61	48.58
Minnesota	16	3,544,729	0.62	7.428	707	221,546	74.97	16.42	75.44
Mississippi	4	510,528	0.09	6.590	659	127,632	86.42	29.03	0.00
Missouri	34	4,186,248	0.73	7.272	705	123,125	76.70	30.38	58.52
Montana	3	482,545	0.08	6.870	701	160,848	78.61	0.00	0.00
Nebraska	5	432,091	0.08	7.065	719	86,418	80.00	0.00	0.00
Nevada	24	5,856,767	1.02	7.114	735	244,032	69.20	14.38	53.92
New Hampshire	20	3,912,359	0.68	7.398	684	195,618	78.71	21.91	52.71
New Jersey	69	16,901,179	2.95	7.116	697	244,945	71.77	36.03	41.76
New Mexico	10	1,516,286	0.26	7.352	716	151,629	76.34	19.52	64.55
New York	121	45,102,915	7.87	7.204	709	372,751	71.08	23.22	46.85
North Carolina	178	30,432,998	5.31	7.150	706	170,972	75.17	30.92	43.23
Ohio	117	11,715,231	2.05	7.216	704	100,130	79.67	47.22	38.68
Oklahoma	16	2,350,124	0.41	6.999	703	146,883	82.89	26.56	7.08
Oregon	58	14,164,827	2.47	6.899	709	244,221	74.28	30.75	34.81
Pennsylvania	72	11,713,790	2.05	7.140	719	162,692	77.96	42.59	23.75
Rhode Island	8	2,305,875	0.40	7.185	694	288,234	70.50	31.69	31.50
South Carolina	103	18,036,987	3.15	7.386	714	175,116	75.36	22.48	57.97
South Dakota	3	291,614	0.05	6.550	745	97,205	80.00	46.00	0.00
Tennessee	31	3,779,596	0.66	7.198	667	121,922	78.21	33.25	48.18
Texas	127	18,644,493	3.26	7.227	713	146,807	73.41	39.73	16.24
Utah	19	6,304,175	1.10	7.419	684	331,799	73.81	5.64	41.55
Vermont	6	703,903	0.12	7.379	753	117,317	76.48	29.38	31.45
Virginia	135	37,474,972	6.54	7.033	712	277,592	75.19	40.63	60.38
Washington	54	13,966,261	2.44	6.855	708	258,634	72.08	34.39	51.33
West Virginia	12	2,536,549	0.44	7.374	675	211,379	79.05	12.33	85.04
Wisconsin	10	1,848,674	0.32	7.152	723	184,867	71.33	31.14	30.95
Wyoming	7	1,880,153	0.33	7.327	726	268,593	52.22	10.17	59.14
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Group III

Debt to Income Ratios of the Group 3 Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)	PERCENT IO (%)
0.00 - 10.00	707	140,709,083	24.57	7.563	702	199,023	74.02	1.21	57.88
10.01 - 15.00	25	4,860,466	0.85	6.959	733	194,419	69.02	62.11	14.43
15.01 - 20.00	54	7,775,623	1.36	6.893	731	143,993	66.98	22.75	48.33
20.01 - 25.00	118	22,775,436	3.98	7.090	727	193,012	71.98	41.38	45.48
25.01 - 30.00	190	45,412,556	7.93	6.988	712	239,013	73.39	30.86	39.67
30.01 - 35.00	291	70,813,822	12.36	7.114	712	243,346	74.29	39.60	40.34
35.01 - 40.00	450	112,980,896	19.72	7.107	706	251,069	75.01	34.43	47.59
40.01 - 45.00	463	119,346,936	20.84	7.221	700	257,769	74.21	34.96	48.99
45.01 - 50.00	170	37,871,945	6.61	7.006	698	222,776	76.01	58.90	37.46
50.01 - 55.00	23	4,504,438	0.79	6.984	675	195,845	80.18	71.65	28.15
55.01 - 60.00	12	2,268,431	0.40	6.497	655	189,036	73.00	100.00	0.00
60.01 - 65.00	7	2,120,076	0.37	6.505	721	302,868	74.94	93.31	18.65
65.01 - 70.00	2	611,303	0.11	6.338	711	305,652	74.10	43.33	0.00
70.01 - 80.00	2	393,728	0.07	7.255	675	196,864	84.46	100.00	62.99
80.01 - 90.00	1	92,391	0.02	6.625	580	92,391	100.00	100.00	0.00
90.01 - 99.99	2	253,560	0.04	6.692	733	126,780	78.94	100.00	0.00
TOTAL	2,517	572,790,691	100.00	7.216	705	227,569	74.21	29.57	47.34

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

26

Contact Information

Bear Stearns
Mortgage Finance
Baron Silverstein Senior Managing Director	(212) 272-3877 bsilverstein@bear.com
Jeff Maggard Managing Director	(212) 272-9457 jmaggard@bear.com
Nick Smith Vice President	(212) 272-1241 nesmith@bear.com
Structure & Collateral
Perry Rahbar Associate Director	(212) 272-5451 prahbar@bear.com
Michael Norden Collateral	(212) 272-7073 mnorden@bear.com
Trading & Syndicate
Scott Eichel Senior Managing Director	(212) 272-5451 seichel@bear.com
Perry Rahbar Associate Director	(212) 272-5451 prahbar@bear.com
Carol Fuller Senior Managing Director	(212) 272-4955 cfuller@bear.com
Angela Ward Managing Director	(212) 272-4955 adward@bear.com

Rating Agencies
Standard & Poor’s
John Sang	(212) 438-6058 john_sang@standardandpoors.com
Moody’s
Timothy Gildner	(212) 553-2919 Timothy.gildner@moodys.com

27

$105,600,000
(APPROXIMATE)

Group IV (Second Liens)

Group IV Preliminary Term Sheet

American Home Mortgage Investment Trust 2006-3
Mortgage Backed Notes, Series 2006-3

American Home Mortgage Securities LLC
(Depositor)

American Home Mortgage Servicing, Inc.
(Servicer)

Wells Fargo Bank, NA
(Master Servicer)

December 19, 2006

American Home Mortgage Investment Trust 2006-3, Second Liens

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an indication of interest in purchasing such securities, when, as and if issued. Any such indication will not constitute a contractual commitment by you to purchase any of the securities until the offering has been priced and we have advised you of and confirmed the allocation of securities to be made to you. You may withdraw your indication of interest at any time prior to the notice of allocation. The issuer is not obligated to issue such security or any similar security and the underwriter’s obligation to deliver such security is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of such security when, as and if issued by the issuer. You are advised that the terms of the securities, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Notes may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that securities may not be issued that have the characteristics described in these materials. The underwriter’s obligation to sell such securities to you is conditioned on the mortgage loans and Notes having the characteristics described in these materials. If for any reason the issuer does not deliver such Notes, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

An investor or potential investor in the Notes (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-(877) 867-2654.

AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS
Any disclaimer appearing at the bottom of the email communication to which this free writing prospectus is attached stating either of the following (or any derivative thereof):

(1) that these materials contain confidential information; or

(2) that the sender does not accept liability relating to the accuracy or completeness of these materials; or

(3) that these materials do not constitute a solicitation or an offer to buy or sell securities in each case, is not applicable to these materials and should be disregarded. Such disclaimers have been automatically generated as a result of these materials having been sent via e-mail or another system such as Bloomberg.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

2

American Home Mortgage Investment Trust 2006-3, Second Liens

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements). Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

3

American Home Mortgage Investment Trust 2006-3, Second Liens

American Home Mortgage Securities, LLC

American Home Mortgage Investment Trust
Series 2006-3

Second Liens
$105,600,000 (APPROXIMATE)
Structure Overview

Class(1)	Note Principal Balance ($)(2)	Note Type	Expected WAL (yr) (8) Call(3)/ Maturity(4)	Expected Principal Window (8) Call(3) / Maturity(4)	Final Scheduled Payment Date (5)	Initial CE(6)	Expected Ratings (M / S)
Offered Notes
IV-A(7)	$85,640,000	FLT / SR / SEQ	1.17 / 1.17	1-36 / 1-36	11/25/2035	25.30%	Aaa / AAA
IV-M1(7)	$4,322,000	FLT / MEZ / SEQ	3.38 / 6.71	36-42 / 36-124	11/25/2035	21.50%	Aaa / AA+
IV-M2(7)	$5,061,000	FLT / MEZ / SEQ	3.49 / 5.55	42-42 / 56-108	11/25/2035	17.05%	Aa1 / AA
IV-M3(7)	$1,763,000	FLT / MEZ / SEQ	3.49 / 4.90	42-42 / 52-103	11/25/2035	15.50%	Aa2 / AA-
IV-M4(7)	$2,104,000	FLT / MEZ / SEQ	3.49 / 4.68	42-42 / 49-101	11/25/2035	13.65%	Aa2 / A+
IV-M5(7)	$2,104,000	FLT / MEZ / SEQ	3.49 / 4.50	42-42 / 46-98	11/25/2035	11.80%	A1 / A
IV-M6(7)	$1,422,000	FLT / MEZ / SEQ	3.49 / 4.37	42-42 / 45-95	11/25/2035	10.55%	A2 / A-
IV-M7(7)	$1,706,000	FLT / MEZ / SEQ	3.49 / 4.27	42-42 / 43-92	11/25/2035	9.05%	A3 / BBB+
IV-M8(7)	$1,478,000	FLT / MEZ / SEQ	3.49 / 4.19	42-42 / 42-89	11/25/2035	7.75%	Baa1 / BBB
Non Offered Notes
IV-M9(7)	$1,478,000	FLT / MEZ / SEQ	Not Provided			6.45%	Baa2 / BBB-
IV-M10	$6,653,000	FXD / MEZ / PO				0.60%	BB+ / NR

(1)	The Notes will be subject to the Group IV Available Funds Rate and a Hard Cap as described herein.

(2)	The balance of the Collateral and the Notes are subject to a variance of +/- 10%. The attributes of the collateral are subject to a variance of +/- 5%.

(3)	To 20% Optional Termination at the Pricing Speed.

(4)	To maturity at the Pricing Speed.

(5)	The Final Scheduled Payment Date is November 2035. This date represents the Payment Date occurring in the first month following the maturity date of the latest maturing Mortgage Loan.

(6)	Includes Target Overcollateralization of 0.60%.

(7)
Beginning with the first Payment Date after the Optional Termination Date, the Note margin for the Class IV-A Notes will increase to two times (2x) such Note’s initial Note margin and the Note margin on each class of the Class IV-M Notes (other than the Class IV-M10 Notes) will increase by 1.5 times such Note’s initial Note margin.

(8)	Run to December 28, 2006 closing date.

Pricing Speed
Second Lien Mortgage Loans:	35% CPR.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

4

American Home Mortgage Investment Trust 2006-3, Second Liens

Transaction Overview

Issuing Entity:	American Home Mortgage Investment Trust 2006-3.

Depositor:	American Home Mortgage Securities LLC.

Seller:	American Home Mortgage Acceptance, Inc

Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A.

Servicer:	American Home Mortgage Servicing, Inc.

Lead Manager:	Bear, Stearns & Co. Inc.

Co-Managers:	Lehman Brothers Inc., RBS Greenwich Capital Markets, Inc. and ABN AMRO Inc.

Indenture Trustee:	Deutsche Bank National Trust Company.

Owner Trustee:	Wilmington Trust Company.

Class IV-M Notes:	The Class IV-M1, Class IV-M2, Class IV-M3, Class IV-M4, Class IV-M5, Class IV-M6, Class IV-M7, Class IV-M8, Class IV-M9 and Class IV-M10 Notes.

LIBOR Notes:	The Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3, Class IV-M4, Class IV-M5, Class IV-M6, Class IV-M7, Class IV-M8 and Class IV-M9 Notes.

Principal Only Notes:	The Class IV-M10 Notes.

Offered Notes:	The Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3, Class IV-M4, Class IV-M5, Class IV-M6, Class IV-M7 and Class IV-M8 Notes.

Non-Offered Notes:	The Class IV-M9 and Class IV-M10 Notes.

Swap Provider:	[ TBD ]

Yield Maintenance Agreement Provider:	[ TBD ]

Expected Pricing Date:	The week of December 18, 2006.

Expected Closing Date:	December 28, 2006.

Cut-off Date:	December 1, 2006.

Record Date:	With respect to the LIBOR Notes, the close of business on the business day immediately preceding the related Payment Date.

Payment Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day), commencing in January 2007.

Determination Date:	With respect to any Payment Date, the 18th day of the month in which such Payment Date occurs or, if such day is not a business day, the business day immediately preceding such 18th day.

Due Period:
With respect to any Payment Date, the period commencing on the second day of the month immediately preceding the month in which such Payment Date occurs, and ending on the first day of the month in which such Payment Date occurs.

Prepayment Period:	With respect to any Payment Date is the calendar month immediately preceding the month in which such Payment Date occurs.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

5

American Home Mortgage Investment Trust 2006-3, Second Liens

Transaction Overview (Continued)

Interest Accrual Period:
With respect to the LIBOR Notes, interest will initially accrue from the Closing Date to and including the day prior to the first Payment Date. With respect to any Payment Date thereafter, interest will accrue during the period from and including the preceding Payment Date to and including the day prior to the current Payment Date. Interest will accrue on the LIBOR Notes on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Accrual Period. The LIBOR Notes will settle flat (no accrued interest).

Mortgage Loans:
On the Closing Date a pool of fixed-rate, second lien, residential, closed-end, prime mortgage loans (the “Mortgage Loans”) will be delivered to the trust.

The information set forth herein, unless otherwise stated, is calculated as of the Cut-Off Date with respect to a preliminary pool of Mortgage Loans expected to be delivered to the trust on the Closing Date (the “Mortgage Loan Pool”). The Mortgage Loan Pool consists of 1,836 Mortgage Loans with an aggregate stated principal balance as of the Cut-Off Date of approximately $113,731,043.35 (the “Cut-off Date Balance”).

Servicing Fee Rate:	0.500% per annum.

Optional Termination:
The holder of a majority percentage interest in the Owner Trust Certificate will be permitted to purchase all of the Mortgage Loans and REO properties and retire the Offered and Non-Offered Notes on or after the Optional Termination Date (as defined herein).

Optional Termination Date:
The first Payment Date on which the aggregate stated principal balance of the Mortgage Loans, after giving effect to distributions to be made on the related Payment Date, is less than 20% of the Cut-off Date Balance.

Minimum Denominations:	$100,000 and integral multiples of $1 in excess thereof.

Federal Tax Status:
The Offered Notes are expected to be treated as debt instruments for federal income tax purposes. However, the Indenture will provide that in the event the Non-Offered Notes and the Owner Trust Certificates are held by an entity which is neither a real estate investment trust (a “REIT”) nor a qualified subsidiary of a REIT, to avoid the adverse tax consequences of being taxed as a corporation, the trust agreement and the indenture will provide for the Indenture Trustee to undertake certain steps, including the following: the Indenture Trustee will cause certain assets of the trust to be transferred to a new entity with respect to which one or more REMIC elections will be made, in exchange for certain REMIC certificates to be issued by the new entity; the trust will issue new notes (which for tax purposes are expected to constitute REMIC regular interests), backed by these REMIC certificates, to holders of Offered Notes in exchange for the Offered Notes. This exchange would be considered a taxable exchange in which a beneficial owner of an Offered Note would recognize gain or loss in an amount equal to the difference, if any, between such Offered Noteholder’s adjusted tax basis in the Offered Notes and the fair market value of the new notes received in exchange therefore.

Form of Registration:
It is expected that delivery of the Offered Notes will be made in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company, which may include delivery through Clearstream, Société Anonyme or Euroclear System.

ERISA Considerations:	The Offered Notes generally may be purchased by, on behalf of, or with plan assets of, a Plan, subject to the considerations described in the prospectus supplement.

SMMEA Eligibility:	The Offered Notes are not expected to be SMMEA eligible.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

6

American Home Mortgage Investment Trust 2006-3, Second Liens

Credit Enhancement

Credit Enhancement:	(1) Subordination of lower rated classes of Notes. (2) Overcollateralization, as described herein. (3) Excess cashflow.

Overcollateralization Amount:
The Overcollateralization Amount (the “OC”) with respect to any Payment Date will be the excess, if any, of (a) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period over (b) the sum of the aggregate Note Principal Balance of the Class IV-A and Class IV-M Notes (after taking into account the distribution of principal on such Payment Date).

Overcollateralization Target Amount:
With respect to any Payment Date, (i) prior to the Stepdown Date, an amount equal to the product of (x) 0.60% and (y) the sum of the aggregate stated principal balance of the Mortgage Loans delivered on the Cut-Off Date (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 1.20% of the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) the product of (a) 0.50% and (b) the sum of the aggregate stated principal balance of the Mortgage Loans delivered on the Cut-Off Date and (iii) if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Payment Date.

Overcollateralization Increase Amount:
For any Payment Date, the lesser of (i) the Net Monthly Excess Cashflow for such Payment Date and (ii) the excess, if any, of (a) the Overcollateralization Target Amount over (b) the Overcollateralization Amount on such Payment Date after taking into account payments to the Notes of the Basic Principal Distribution Amount on such Payment Date.

Overcollateralization Release Amount:	For any Payment Date, an amount equal to the lesser of (x) the Principal Remittance Amount for such Payment Date and (y) the excess, if any, of (i) the Overcollateralization Amount (after giving effect to distributions in respect of the Principal Remittance Amount to be made on such Payment Date) for such Payment Date over (ii) the Overcollateralization Target Amount for such Payment Date.

Net Monthly Excess Cashflow:
For any Payment Date, the excess of (x) the Group IV Available Funds for such Payment Date over (y) the sum for such Payment Date of (a) the aggregate amount of Accrued Note Interest for the Notes and Unpaid Interest Shortfalls for the Class IV-A Notes and (b) the aggregate Principal Remittance Amount used to make payments in respect of the principal to the Notes.

Credit Enhancement Percentage:
With respect to each class of Class IV-A and Class IV-M Notes on any Payment Date, the percentage obtained by dividing (x) the aggregate Note Principal Balance of the class or classes subordinate thereto (including the OC), calculated after taking into account distributions of principal to the Note holders then entitled to distributions of principal on such Payment Date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period.

TARGET CREDIT ENHANCEMENT PERCENTAGE
Note Class	Closing Date	After Stepdown Date
IV-A	25.30%	50.60%
IV-M1	21.50%	43.00%
IV-M2	17.05%	34.10%
IV-M3	15.50%	31.00%
IV-M4	13.65%	27.30%
IV-M5	11.80%	23.60%
IV-M6	10.55%	21.10%
IV-M7	9.05%	18.10%
IV-M8	7.75%	15.50%
IV-M9	6.45%	12.90%
IV-M10	0.60%	1.20%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

7

American Home Mortgage Investment Trust 2006-3, Second Liens

Credit Enhancement (Continued)

Stepdown Date:
The earlier to occur of (i) the first Payment Date following the Payment Date on which the aggregate Note Principal Balance of the Class IV-A Notes has been reduced to zero and (ii) the later to occur of (A) the Payment Date in January 2010 and (B) the date that the Senior Enhancement Percentage for the Class IV-A Notes (calculated for this purpose without taking into account distributions of principal to the holders of the Notes then entitled to distributions of principal on such Payment Date) is greater than or equal to 50.60%.

Trigger Event:
With respect to any Payment Date on or after the Stepdown Date, a Trigger Event is in effect if:

(a)       the percentage obtained by dividing (x) the aggregate principal amount of Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, Mortgage Loans with respect to which the related mortgaged properties have been acquired by the Issuing Entity and Mortgage Loans discharged due to bankruptcy) by (y) the aggregate principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, equals or exceeds [16.46]% of the prior period’s Senior Enhancement Percentage.

“Senior Enhancement Percentage” means, for any Payment Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Note Principal Balance of the Class IV-M Notes and (ii) the OC (in each case after taking into account the distributions of the related Principal Distribution Amount for that Payment Date) by (y) the sum of the aggregate stated principal balance of the Mortgage Loans for that Payment Date; or

(b)  the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received through the last day of the related Due Period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages set forth below with respect to such Payment Date:

	Payment Date Occurring In	Percentage
	January 2009 through December 2009	2.55%
	January 2010 through December 2010	5.10%
	January 2011 through December 2011	7.15%
	January 2012 through December 2012	9.20%
	January 2013 and thereafter	10.20%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

8

American Home Mortgage Investment Trust 2006-3, Second Liens

Swap Agreement

Swap Agreement:
On the Closing Date, the Owner Trustee, acting on behalf of the Trust, will enter into a Swap Agreement with a swap provider (the “Swap Provider”) with an initial notional amount of approximately $110,732,133. Under the Swap Agreement, on or before each Payment Date commencing with the Payment Date in January 2007 and ending with the Payment Date in December 2008, the Owner Trustee, on behalf of the Trust, shall be obligated to pay to the Swap Provider a fixed amount equal to the product of (x) 5.17% (per annum), (y) the notional amount for such Payment Date as set forth in the Swap Agreement, and (z) a fraction, the numerator of which is 30 and the denominator of which is 360, and the Owner Trustee, on behalf of the Trust, will be entitled to receive from the Swap Provider a floating amount equal to the product of (x) One-Month LIBOR (as determined pursuant to the Swap Agreement), (y) the notional amount for such Payment Date set forth in the Swap Agreement, and (z) a fraction, the numerator of which is equal to the actual number of days in the related Accrual Period and the denominator of which is 360.

Only the net amount of the obligations between the Swap Provider and Owner Trustee, on behalf of the Trust, will be paid by the appropriate party. To the extent that the Owner Trustee, on behalf of the Trust, is obligated to make a Net Swap Payment on any Payment Date, amounts otherwise available to Noteholders will be applied to make a net payment to the Trust for payment to the Swap Provider.

Generally, the Net Swap Payment received from the Swap Provider will be deposited into the Derivative Account by the Trustee pursuant to the Indenture and amounts on deposit in the Derivative Account will be distributed in accordance with the terms set forth in the Indenture.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be required to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement based on conditions at the time of termination. In the event that the Trust is required to make a Swap Termination Payment, that payment will be paid on the related Payment Date, and on any subsequent Payment Dates until paid in full, prior to distributions to Noteholders (other than in the case of a Swap Termination Payment due to a Swap Provider trigger event).

Yield Maintenance Agreement

Yield Maintenance Agreement:
On the Closing Date, the Owner Trustee, acting on behalf of the Trust, will enter into a Yield Maintenance Agreement with a yield maintenance provider (the “Yield Maintenance Provider”). Under the Yield Maintenance Agreement, on or before each Payment Date commencing with the Payment Date in February 2007, and ending immediately following the Payment Date in July 2010, the Yield Maintenance Agreement Provider will be obligated to make a payment for that Payment Date equal to the product of (x) the excess, if any, of (a) One-Month LIBOR as determined pursuant to the Yield Maintenance Agreement over (b) the cap rate of 5.35%, (y) a notional amount for such Payment Date equal to the lesser of (a) the excess, if any, of (i) the aggregate Stated Principal Balance of the LIBOR Notes at the beginning of the related due period over (ii) the notional amount of the Swap Agreement for such Payment Date and (b) the related scheduled notional amount set forth below, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period as provided in the Yield Maintenance Agreement, and the denominator of which is 360.

Payments under the Yield Maintenance Agreement will terminate immediately following the Payment Date in July 2010, unless the Yield Maintenance Agreement is terminated in accordance with its terms.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Derivative Account

Derivative Account:
On or before each Payment Date, as applicable, Net Swap Payments payable by the Swap
Provider to the Trust under the Swap Agreement and ongoing payments payable by the Yield Maintenance Agreement Provider to the Trust under the Yield Maintenance Agreement will be deposited by the Trust into the Derivative Account.

Derivative Account Distributions:
On each Payment Date, to the extent required, the Securities Administrator will withdraw the following amounts from amounts on deposit in the Derivative Account in respect of the Interest Rate Swap Agreement and Yield Maintenance Agreement and distribute such amounts to the Certificates in the following order of priority (after distribution of any Net Monthly Excess Cashflow as described below):

(i)    to pay any unpaid Net Swap Payment or the Swap Termination Payment (not caused by a Swap Provider trigger event) owed to the Swap Provider pursuant to the Swap Agreement to the extent not paid from Group IV Available Funds;

(ii)   to pay any unpaid interest on the Class IV-A Notes, including any accrued unpaid interest from prior Payment Dates to the extent unpaid from the Group IV Available Funds,

(iii)          sequentially to pay any unpaid interest on the Class IV-M Notes (other than the Class IV-M10 Notes), in order of payment priority, including any accrued unpaid interest from prior Payment Dates to the extent unpaid from the Group IV Available Funds;

(iv)          to pay any principal first, on the Class IV-A Notes, and second, on the Class IV-M Notes, sequentially, in accordance with the principal payment provisions in an amount necessary to maintain the applicable Overcollateralization Target Amount to the extent not covered by Net Monthly Excess Cashflow;

(v)           to pay any Applied Realized Loss Amounts remaining on the Class IV-M Notes, sequentially, in order of payment priority to the extent unpaid from the Group IV Available Funds, until reduced to zero;

(vi)          to pay the Basis Risk Carry Forward Amount on the Class IV-A and Class IV-M Notes (other than the Class IV-M10 Notes) remaining unpaid in the same order of payment priority as described in (ii) and (iii) to the extent not covered by Net Monthly Excess Cashflow;

(vii)         to pay the Swap Termination Payment (caused by a Swap Provider trigger event under the Swap Agreement) owed to the Swap Provider; and

(viii)        to pay any remaining amounts as set forth in the Indenture.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Payment of Interest

Note Interest Rate:
With respect to each class of LIBOR Notes on any Payment Date, the lesser of (a) The Formula Rate for such Payment Date, (b) the Group IV Available Funds Rate for such Payment Date and (c) the Hard Cap equal to 11.00%.

Formula Rate:
With respect to the LIBOR Notes and any Payment Date, 1-Month LIBOR plus the related Note Margin. Beginning with the first Payment Date after the Optional Termination Date, the related Note Margin for the LIBOR Notes will increase to 2 times (2x) such Note’s initial Note Margin for the Class IV-A Notes and 1.5 times (1.5x) for the related Class IV-M Notes, other than the Class IV-M10 Notes.

Accrued Note Interest:
For any Payment Date and each class of Notes, interest accrued during the related accrual period at the then-applicable Note Interest Rate on the related note principal balance thereof immediately prior to such Payment Date, plus any Accrued Note Interest remaining unpaid from any prior Payment Date with interest thereon at the related Note Interest Rate.

Group IV Available Funds :
For any Payment Date, will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicer for such Payment Date in respect of the mortgage loans, (3) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments net of (4) fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee and the Custodian. Investment earnings on amounts on deposit in the master servicer collection account and the payment account are not part of Group IV Available Funds.

Group IV Available Funds Rate:
For any Payment Date and the LIBOR Notes, the per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans minus an amount, expressed as a per annum rate on the Mortgage Loans, equal to the product of (I) the sum of (x) any Net Swap Payment owed to the Swap Provider divided by the outstanding principal balance of the Mortgage Loans and (y) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust, divided by the outstanding principal balance of the Mortgage Loans and (II) 12.

Basis Risk Shortfall Carry Forward Amount:
For any Payment Date and Class of LIBOR Notes, (i) the excess of (a) the amount of interest such class would have accrued for such Payment Date had the applicable Note Interest Rate not been subject to the Group IV Available Funds Rate, over (b) the amount of interest such class of Notes accrued for such Payment Date based on the Group IV Available Funds Rate, together with the undistributed portion of any such amounts from the prior Payment Date and (ii) interest accrued thereon at the then applicable Note Interest Rate, without giving effect to the Group IV Available Funds Rate. The Basis Risk Shortfall Carry Forward Amount will be distributed from certain amounts received by the Trust from the Swap Agreement and Yield Maintenance Agreement and from the Group IV Net Monthly Excess Cashflow on a subordinated basis on the same Payment Date or in any subsequent period. The ratings on each class of Notes do not address the likelihood of the distribution of any Basis Risk Shortfall Carry Forward Amount.

Basis Risk Shortfall:
Because the Mortgage Loans are fixed rate, and because the Note Interest Rates on the LIBOR Notes are calculated based on One-Month LIBOR, the application of the Group IV Available Funds Rate could result in shortfalls of interest otherwise distributable to such Offered Notes in certain periods.

To mitigate the risk of such Basis Risk Shortfalls, the LIBOR Notes will benefit from the Swap Agreement for so long as such Swap Agreement is outstanding and the Yield Maintenance Agreement for so long as such Yield Maintenance Agreement is outstanding. The notional schedule for the Swap Agreement is available at the end of this Term Sheet. The notional schedule for the Yield Maintenance Agreement is available at the end of this Term Sheet.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Payment of Interest (Continued)

Interest Payment Priority:
On each Payment Date, the Group IV Available Funds will be distributed in the following order of priority:

(i)            to the Derivative Account, an amount equal to the sum of any Net Swap Payment and Swap Termination Payment due to the Swap Provider (other than certain Swap Termination Payments resulting from a Swap Provider termination event);

(ii)           from the remaining Group IV Available Funds, to the holders of the Class IV-A Notes, the related Accrued Note Interest and any related Unpaid Interest Shortfall for such class;

(iii)          from the remaining Group IV Available Funds, to the holders of the Class IV-M1 Notes the Accrued Note Interest for such class;

(iv)          from the remaining Group IV Available Funds, to the holders of the Class IV-M2 Notes the Accrued Note Interest for such class;

(v)           from the remaining Group IV Available Funds, to the holders of the Class IV-M3 Notes the Accrued Note Interest for such  class;

(vi)          from the remaining Group IV Available Funds, to the holders of the Class IV-M4 Notes the Accrued Note Interest for such class;

(vii)         from the remaining Group IV Available Funds, to the holders of the Class IV-M5 Notes the Accrued Note Interest for such class;

(viii)        from the remaining Group IV Available Funds, to the holders of the Class IV-M6 Notes the Accrued Note Interest for such class;

(ix)           from the remaining Group IV Available Funds, to the holders of the Class IV-M7 Notes the Accrued Note Interest for such class;

(x)           from the remaining Group IV Available Funds, to the holders of the Class IV-M8 Notes the Accrued Note Interest for such class;

(xi)          from the remaining Group IV Available Funds, to the holders of the Class IV-M9 Notes the Accrued Note Interest for such class;

(xii)          any remainder to be included as Net Monthly Excess Cashflow as described below.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Payment of Principal

Principal Payment Priority:
On each Payment Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows:

(i)            to the holders of the Class IV-A Notes, the Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero; and

(ii)            to the holders of the Class IV-M Notes, sequentially in order of priority, the remaining Principal Distribution Amount until the Note Principal Balance of each such class has been reduced to zero.

(iii)           any remainder to be included as Net Monthly Excess Cashflow as described below.

On each Payment Date (a) on and after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed as follows;

(i)            to the holders of the Class IV-A Notes, the Class IV-A Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;

(ii)           to the holders of the Class IV-M1 Notes, the IV-M1 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;

(iii)          to the holders of the Class IV-M2 Notes, the IV-M2 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;

(iv)          to the holders of the Class IV-M3 Notes, the IV-M3 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;

(v)           to the holders of the Class IV-M4 Notes, the IV-M4 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;

(vi)          to the holders of the Class IV-M5 Notes, the IV-M5 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero;

(vii)         to the holders of the Class IV-M6 Notes, the IV-M6 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero; and

(viii)        to the holders of the Class IV-M7 Notes, the IV-M7 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero.

(ix)           to the holders of the Class IV-M8 Notes, the IV-M8 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero.

(x)            to the holders of the Class IV-M9 Notes, the IV-M9 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero.

(xi)           to the holders of the Class IV-M10 Notes, the IV-M10 Principal Distribution Amount until the Note Principal Balance thereof has been reduced to zero.

(xii)          any remainder to be included as Net Monthly Excess Cashflow as described below.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Payment of Principal (Continued)

Principal Remittance Amount:
For any Payment Date the sum of (a) the principal portion of all scheduled monthly payments on the related mortgage loans on the related due date, (b) the principal portion of all proceeds of the repurchase of mortgage loans in the related loan group during the preceding calendar month; and (c) the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the related mortgage loans.

Basic Principal Distribution Amount:
With respect to any Payment, the lesser of (a) the excess of (i) the Group IV Available Funds for such Payment Date over (ii) the aggregate amount of Accrued Note Interest for the Class IV-A and Class IV-M Notes and any Unpaid Interest Shortfalls for the Class IV-A Notes for such Payment Date and (b) the Principal Remittance Amount.

Principal Distribution Amount:	For any Payment Date, the sum of (a) the Basic Principal Distribution Amount and (b) the Overcollateralization Increase Amount less (c) the Overcollateralization Release Amount.

Class IV-A Principal Distribution Amount:
The Class IV-A Principal Distribution Amount is an amount equal to the excess of the Note Principal Balance of the Class IV-A Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 49.40% and (ii) the principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $568,655.

Class IV-M1 Principal Distribution Amount:
The Class IV-M1 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the Note Principal Balance of the Class IV-A Notes (after taking into account the payment of the Class IV-A Principal Distribution Amount) and (ii) the Note Principal Balance of the Class IV-M1 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 57.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $568,655.

Class IV-M2 Principal Distribution Amount:
The Class IV-M2 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class IV-A and Class IV-M1 Notes (after taking into account the payment of the Class IV-A and Class IV-M1 Principal Distribution Amount on such Payment Date) and (ii) the Note Principal Balance of the Class IV-M2 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 65.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $568,655.

Class IV-M3 Principal Distribution Amount:
The Class IV-M3 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class IV-A, Class IV-M1 and Class IV-M2 Notes (after taking into account the payment of the Class IV-A, Class IV-M1 and Class IV-M2 Principal Distribution Amount on such Payment Date) and (ii) the Note Principal Balance of the Class IV-M3 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 69.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $568,655.

Class IV-M4 Principal Distribution Amount:
The Class IV-M4 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class IV-A, Class IV-M1, Class IV-M2 and Class IV-M3 Notes (after taking into account the payment of the Class IV-A, Class IV-M1, Class IV-M2 and Class IV-M3 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class IV-M4 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 72.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $568,655.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Payment of Principal (Continued)

Class IV-M5 Principal Distribution Amount:
The Class IV-M5 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3 and Class IV-M4 Notes (after taking into account the payment of the Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3 and Class IV-M4 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class IV-M5 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 76.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $568,655.

Class IV-M6 Principal Distribution Amount:
The Class IV-M6 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3, Class IV-M4 and Class IV-M5 Notes (after taking into account the payment of the Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3, Class IV-M4 and Class IV-M5 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class IV-M6 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 78.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $568,655.

Class IV-M7 Principal Distribution Amount:
The Class IV-M7 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3, Class IV-M4, Class IV-M5 and Class IV-M6 Notes (after taking into account the payment of the Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3, Class IV-M4, Class IV-M5 and Class IV-M6 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class IV-M7 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 81.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $568,655.

Class IV-M8 Principal Distribution Amount:
The Class IV-M8 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3, Class IV-M4, Class IV-M5, Class IV-M6 and Class IV-M7 Notes (after taking into account the payment of the Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3, Class IV-M4, Class IV-M5, Class IV-M6 and Class IV-M7 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class IV-M8 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 84.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $568,655.

Class IV-M9 Principal Distribution Amount:
The Class IV-M9 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3, Class IV-M4, Class IV-M5, Class IV-M6, Class IV-M7 and Class IV-M8 Notes (after taking into account the payment of the Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3, Class IV-M4, Class IV-M5, Class IV-M6, Class IV-M7 and Class IV-M8 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class IV-M9 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 87.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $568,655.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Payment of Principal (Continued)

Class IV-M10 Principal Distribution Amount:
The Class IV-M10 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Note Principal Balance of the Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3, Class IV-M4, Class IV-M5, Class IV-M6, Class IV-M7, Class IV-M8 and Class IV-M9 Notes (after taking into account the payment of the Class IV-A, Class IV-M1, Class IV-M2, Class IV-M3, Class IV-M4, Class IV-M5, Class IV-M6, Class IV-M7, Class IV-M8 and Class IV-M9 Principal Distribution Amounts on such Payment Date) and (ii) the Note Principal Balance of the Class IV-M10 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) approximately 98.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $568,655.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Allocation of Losses

Realized Losses:
The excess of the stated principal balance of a defaulted mortgage loan over the net liquidation proceeds (that are allocated to the principal balance of such mortgage loan). To the extent the Servicer receives subsequent recoveries with respect to any mortgage loan, the amount of any Realized Loss with respect to that mortgage loan will be reduced by such subsequent recoveries. Realized Losses refer to the aggregate amount of losses on the Mortgage Loans.

Allocation of Realized Losses:
Any Realized Losses on the Mortgage Loans on any Payment Date will first be absorbed by Total Monthly Excess Spread and the OC amount, then will be allocated to Class IV-M Notes in reverse sequential order according to priority. If on any Payment Date as a result of Realized Losses on the Mortgage Loans, the aggregate Note Principal Balance of the Class IV-A and Class IV-M Notes after giving effect to principal distributions on such date exceeds the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period, such excess (the “Realized Loss Amount”) will be allocated to the Class IV-M Notes in reversed sequential order. Any such allocation to a class of Notes will be effected by reducing the Note Principal Balance of such class.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Payment of Total Monthly Excess Spread

Total Monthly Excess Spread Distributions:	With respect to any Payment Date, any Net Monthly Excess Cashflow shall be distributed as follows:
(i)

to the holders of the class or classes of Notes then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, allocated as described under Principal Payment Priority above;

	(ii)	to the holders of the Class IV-M1 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;
	(iii)	to the holders of the Class IV-M1 Notes, in an amount equal to the previously allocated Realized Loss Amounts;
	(iv)	to the holders of the Class IV-M2 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;
	(v)	to the holders of the Class IV-M2 Notes, in an amount equal to the previously allocated Realized Loss Amounts;
	(vi)	to the holders of the Class IV-M3 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;
	(vii)	to the holders of the Class IV-M3 Notes, in an amount equal to the previously allocated Realized Loss Amounts;
	(viii)	to the holders of the Class IV-M4 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;
	(ix)	to the holders of the Class IV-M4 Notes, in an amount equal to the previously allocated Realized Loss Amounts;
	(x)	to the holders of the Class IV-M5 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;
	(xi)	to the holders of the Class IV-M5 Notes, in an amount equal to the previously allocated Realized Loss Amounts;
	(xii)	to the holders of the Class IV-M6 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;
	(xiii)	to the holders of the Class IV-M6 Notes, in an amount equal to the previously allocated Realized Loss Amounts;
	(xiv)	to the holders of the Class IV-M7 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;
	(xv)	to the holders of the Class IV-M7 Notes, in an amount equal to the previously allocated Realized Loss Amounts
	(xvi)	to the holders of the Class IV-M8 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;
	(xvii)	to the holders of the Class IV-M8 Notes, in an amount equal to the previously allocated Realized Loss Amounts;
	(xviii)	to the holders of the Class IV-M9 Notes, in an amount equal to the Unpaid Interest Shortfalls allocable to such Notes;
	(xix)	to the holders of the Class IV-M9 Notes, in an amount equal to the previously allocated Realized Loss Amounts;

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Payment of Total Monthly Excess Spread (continued)

Total Monthly Excess Spread Distributions:	With respect to any Payment Date, any Net Monthly Excess Cashflow shall be distributed as follows:
	(xx)	to the holders of the Class IV-M10 Notes, in an amount equal to the previously allocated Realized Loss Amounts;
	(xxi)	to pay Basis Risk Shortfall Carry Forward Amount to the Class IV-A Notes, and then sequentially, in order of priority to the Class IV-M Notes (other than the Class IV-M10 Notes); and
	(xxii)	to the holders of the Owner Trust Certificate as provided in the Indenture.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Swap Notional Schedule

Period	Distribution Date	Swap Notional ($)
1	20070125	110,732,133.60
2	20070225	103,549,503.30
3	20070325	96,418,298.54
4	20070425	89,372,771.21
5	20070525	82,892,341.71
6	20070625	76,843,003.31
7	20070725	71,196,218.04
8	20070825	65,925,329.52
9	20070925	61,005,439.36
10	20071025	56,413,291.59
11	20071125	52,127,164.69
12	20071225	48,126,770.72
13	20080125	44,393,160.99
14	20080225	40,908,638.02
15	20080325	37,656,673.18
16	20080425	34,621,829.79
17	20080525	31,789,691.24
18	20080625	29,146,793.84
19	20080725	26,680,564.05
20	20080825	24,379,259.87
21	20080925	22,231,916.07
22	20081025	22,169,949.22
23	20081125	22,169,949.22
24	20081225	21,024,446.44

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Yield Maintenance Notional Schedule

Period	Distribution Date	Cap Notional ($)
1	20070125	0.00
2	20070225	4,074,693.41
3	20070325	8,038,637.85
4	20070425	11,883,380.56
5	20070525	15,133,267.23
6	20070625	17,836,880.53
7	20070725	20,034,927.98
8	20070825	21,766,743.90
9	20070925	23,070,336.24
10	20071025	24,180,775.34
11	20071125	25,114,844.57
12	20071225	25,888,073.08
13	20080125	26,514,823.68
14	20080225	27,008,374.66
15	20080325	27,380,996.07
16	20080425	27,644,020.91
17	20080525	27,807,911.34
18	20080625	27,882,320.50
19	20080725	27,876,150.06
20	20080825	27,797,603.84
21	20080925	27,654,237.72
22	20081025	25,511,349.97
23	20081125	23,389,185.26
24	20081225	22,492,163.15
25	20090125	41,550,785.67
26	20090225	39,658,831.03
27	20090325	37,838,017.32
28	20090425	36,085,715.75
29	20090525	34,399,393.50
30	20090625	32,776,610.25
31	20090725	31,215,014.82
32	20090825	29,712,341.95
33	20090925	28,266,409.21
34	20091025	26,875,113.93
35	20091125	25,536,430.41
36	20091225	24,248,407.05
37	20100125	23,009,163.68
38	20100225	23,009,163.68
39	20100325	23,009,163.68
40	20100425	23,009,163.68
41	20100525	22,674,548.03
42	20100625	21,783,021.64
43	20100725	20,925,420.52

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Sensitivity Table for the Offered Notes – To Maturity

The assumptions for the sensitivity table below are as follows:

▪	The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

▪	1-month LIBOR remain static

▪	20% Clean Up Call is not exercised

▪	Assumes closing date of December 28, 2006

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-A
	WAL (yrs)	3.38	2.19	1.17	0.87	0.76

	First Prin Pay (mo)	1	1	1	1	1

	Last Prin Pay (mo)	166	152	36	27	23

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M1
	WAL (yrs)	7.12	5.41	6.71	4.79	4.61

	First Prin Pay (mo)	42	47	36	27	23

	Last Prin Pay (mo)	162	141	124	97	85

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M2
	WAL (yrs)	7.11	5.25	5.55	4.29	3.57

	First Prin Pay (mo)	42	43	56	43	36

	Last Prin Pay (mo)	161	138	108	82	72

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M3
	WAL (yrs)	7.11	5.18	4.90	3.73	3.17

	First Prin Pay (mo)	42	42	52	40	34

	Last Prin Pay (mo)	159	133	103	78	69

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M4
	WAL (yrs)	7.10	5.14	4.68	3.56	3.03

	First Prin Pay (mo)	42	41	49	37	31

	Last Prin Pay (mo)	158	131	101	77	67

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M5
	WAL (yrs)	7.10	5.11	4.50	3.40	2.91

	First Prin Pay (mo)	42	40	46	35	30

	Last Prin Pay (mo)	156	129	98	75	65

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M6
	WAL (yrs)	7.09	5.07	4.37	3.30	2.83

	First Prin Pay (mo)	42	40	45	34	29

	Last Prin Pay (mo)	154	125	95	72	63

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Sensitivity Table for the Offered Notes – To Maturity (continued)

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M7
	WAL (yrs)	7.08	5.05	4.27	3.23	2.77

	First Prin Pay (mo)	42	39	43	33	28

	Last Prin Pay (mo)	153	122	92	70	61

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M8
	WAL (yrs)	7.07	5.02	4.19	3.15	2.71

	First Prin Pay (mo)	42	39	42	32	27

	Last Prin Pay (mo)	150	119	89	67	59

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Sensitivity Table for the Offered Notes – To Call

The assumptions for the sensitivity table below are as follows:

▪	The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

▪	1-month LIBOR remain static

▪	20% Clean Up Call is exercised

▪	Assumes closing date of December 28, 2006

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-A
	WAL (yrs)	3.03	1.87	1.17	0.87	0.76

	First Prin Pay (mo)	1	1	1	1	1

	Last Prin Pay (mo)	88	59	36	27	23

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M1
	WAL (yrs)	6.04	4.45	3.38	2.46	2.19

	First Prin Pay (mo)	42	47	36	27	23

	Last Prin Pay (mo)	88	59	42	31	27

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M2
	WAL (yrs)	6.04	4.30	3.49	2.58	2.24

	First Prin Pay (mo)	42	43	42	31	27

	Last Prin Pay (mo)	88	59	42	31	27

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M3
	WAL (yrs)	6.04	4.24	3.49	2.58	2.24

	First Prin Pay (mo)	42	42	42	31	27

	Last Prin Pay (mo)	88	59	42	31	27

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M4
	WAL (yrs)	6.04	4.21	3.49	2.58	2.24

	First Prin Pay (mo)	42	41	42	31	27

	Last Prin Pay (mo)	88	59	42	31	27

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M5
	WAL (yrs)	6.04	4.18	3.49	2.58	2.24

	First Prin Pay (mo)	42	40	42	31	27

	Last Prin Pay (mo)	88	59	42	31	27

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M6
	WAL (yrs)	6.04	4.16	3.49	2.58	2.24

	First Prin Pay (mo)	42	40	42	31	27

	Last Prin Pay (mo)	88	59	42	31	27

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Sensitivity Table for the Offered Notes – To Call (continued)

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M7
	WAL (yrs)	6.04	4.14	3.49	2.58	2.24

	First Prin Pay (mo)	42	39	42	31	27

	Last Prin Pay (mo)	88	59	42	31	27

		15% CPR	25% CPR	35% CPR	45% CPR	50% CPR
Class IV-M8
	WAL (yrs)	6.04	4.13	3.49	2.58	2.24

	First Prin Pay (mo)	42	39	42	31	27

	Last Prin Pay (mo)	88	59	42	31	27

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Breakeven Analysis

STATIC

Class	IV-M1	IV-M2	IV-M3	IV-M4	IV-M5
Rating ( M / S )	Aaa / AA+	Aa1 / AA	Aa2 / AA-	Aa2 / A+	A1 / A

Loss Severity	100.00%	100.00%	100.00%	100.00%	100.00%
LIBOR	Static	Static	Static	Static	Static
Default (CDR)	16.08	13.04	12.03	10.86	9.72
Collateral Loss (%)	26.85	22.65	21.17	19.42	17.65

Class	IV-M6	IV-M7	IV-M8
Rating ( M / S )	A2 / A-	A3 / BBB+	Baa1 / BBB

Loss Severity	100.00%	100.00%	100.00%
LIBOR	Static	Static	Static
Default (CDR)	8.95	8.02	7.26
Collateral Loss (%)	16.43	14.91	13.65

Breakeven Analysis

FORWARD

Class	IV-M1	IV-M2	IV-M3	IV-M4	IV-M5
Rating ( M / S )	Aaa / AA+	Aa1 / AA	Aa2 / AA-	Aa2 / A+	A1 / A

Loss Severity	100.00%	100.00%	100.00%	100.00%	100.00%
LIBOR	Forward	Forward	Forward	Forward	Forward
Default (CDR)	16.38	13.34	12.34	11.16	10.01
Collateral Loss (%)	27.24	23.07	21.63	19.87	18.11

Class	IV-M6	IV-M7	IV-M8
Rating ( M / S )	A2 / A-	A3 / BBB+	Baa1 / BBB

Loss Severity	100.00%	100.00%	100.00%
LIBOR	Forward	Forward	Forward
Default (CDR)	9.24	8.30	7.52
Collateral Loss (%)	16.89	15.37	14.08

Assumptions

Run at Pricing Speed to Maturity

All Trigger Events Failing

6 month lag to recovery

“Break” is CDR that creates the first dollar loss on the related bond

Defaults are in addition to prepayments

Servicer advances 100% principal and interest until liquidation

Assumes closing date of December 28, 2006

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Excess Spread Table(1),(2),(3)

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One-month LIBOR increase in accordance with the 1-Month LIBOR Forward Curve as of the close on December 28, 2006, (ii) day count convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any Payment Date will conform to the corresponding rate set forth for that Payment Date in the following table.

Period	Payment Date	FWD 1ML (%)	Static Excess Spread (%)	FWD Index Excess Spread (%)
1	25-Jan-07	5.35	4.73	4.73
2	25-Feb-07	5.35	4.40	4.39
3	25-Mar-07	5.31	4.78	4.78
4	25-Apr-07	5.30	4.43	4.47
5	25-May-07	5.30	4.61	4.66
6	25-Jun-07	5.27	4.45	4.53
7	25-Jul-07	5.20	4.63	4.77
8	25-Aug-07	5.11	4.47	4.69
9	25-Sep-07	5.03	4.48	4.78
10	25-Oct-07	4.96	4.67	4.87
11	25-Nov-07	4.90	4.50	4.85
12	25-Dec-07	4.85	4.69	4.93
13	25-Jan-08	4.80	4.53	4.91
14	25-Feb-08	4.76	4.54	4.94
15	25-Mar-08	4.72	4.90	5.10
16	25-Apr-08	4.69	4.57	5.00
17	25-May-08	4.66	4.76	5.10
18	25-Jun-08	4.64	4.61	5.06
19	25-Jul-08	4.63	4.79	5.16
20	25-Aug-08	4.62	4.64	5.11
21	25-Sep-08	4.62	4.66	5.14
22	25-Oct-08	4.62	4.84	5.23
23	25-Nov-08	4.62	4.70	5.16
24	25-Dec-08	4.62	4.88	5.25
25	25-Jan-09	4.63	4.74	5.36
26	25-Feb-09	4.63	4.76	5.38
27	25-Mar-09	4.64	5.28	5.83
28	25-Apr-09	4.64	4.81	5.41
29	25-May-09	4.65	5.00	5.56
30	25-Jun-09	4.66	4.86	5.43
31	25-Jul-09	4.66	5.05	5.59
32	25-Aug-09	4.67	4.92	5.46
33	25-Sep-09	4.68	4.95	5.48
34	25-Oct-09	4.69	5.14	5.64
35	25-Nov-09	4.71	5.01	5.51
36	25-Dec-09	4.72	5.20	5.67
37	25-Jan-10	4.73	5.09	5.56
38	25-Feb-10	4.74	4.89	5.38
39	25-Mar-10	4.75	5.19	5.64
40	25-Apr-10	4.76	4.48	4.99
41	25-May-10	4.77	4.44	4.94
42	25-Jun-10	4.77	4.29	4.80

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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(1)	Assumes 1-month LIBOR is at the Index shown above and the cash flows are run to the Optional Termination at the pricing speed. Static 1-month LIBOR remains constant at 5.3500%.

(2)
Calculated as (a) interest on the collateral (net of the trust administration fees, servicing fees and monthly rebates payable to borrowers) and swap collections, less total interest on the Offered Notes divided by (b) collateral balance as of the beginning period, such amount multiplied by 12.

(3)	Assumes closing date of December 28, 2006.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Group IV Available Funds Rate and Effective Rate(3)

The following assumptions (i) one-month LIBOR remains static, (ii) day count convention of Actual/360 is applied and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any Payment Date will conform to the corresponding rate set forth for that Payment Date in the following table.

Period	Payment Date	Group IV Available Funds Rate (1) (%)	Effective Rate (2) (%)
1	25-Jan-07	10.39	24.65
2	25-Feb-07	9.88	23.74
3	25-Mar-07	10.40	24.03
4	25-Apr-07	9.85	23.44
5	25-May-07	10.02	23.57
6	25-Jun-07	9.83	23.34
7	25-Jul-07	10.01	23.47
8	25-Aug-07	9.81	23.22
9	25-Sep-07	9.80	23.16
10	25-Oct-07	9.99	23.31
11	25-Nov-07	9.78	23.04
12	25-Dec-07	9.98	23.19
13	25-Jan-08	9.76	22.91
14	25-Feb-08	9.76	22.84
15	25-Mar-08	10.21	23.23
16	25-Apr-08	9.74	22.70
17	25-May-08	9.96	22.85
18	25-Jun-08	9.72	22.54
19	25-Jul-08	9.95	22.70
20	25-Aug-08	9.70	22.38
21	25-Sep-08	9.70	22.29
22	25-Oct-08	9.95	22.46
23	25-Nov-08	9.71	22.14
24	25-Dec-08	9.95	22.29
25	25-Jan-09	9.55	21.80
26	25-Feb-09	9.55	21.70
27	25-Mar-09	10.57	22.62
28	25-Apr-09	9.55	21.50
29	25-May-09	9.87	21.71
30	25-Jun-09	9.55	21.27
31	25-Jul-09	9.87	21.47
32	25-Aug-09	9.55	21.03
33	25-Sep-09	9.55	20.90
34	25-Oct-09	9.87	21.09
35	25-Nov-09	9.55	20.63
36	25-Dec-09	9.87	20.81
37	25-Jan-10	9.55	20.34
38	25-Feb-10	9.55	20.78
39	25-Mar-10	10.57	22.26
40	25-Apr-10	9.55	21.71
41	25-May-10	9.87	22.53
42	25-Jun-10	9.55	22.31

(1)	Assumes 1-month LIBOR remains constant at 5.3500%, and the cashflows are run to the Optional Termination at the pricing speed.

(2)	Assumes 1-month LIBOR increases instantaneously within the first period to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(3)	Assumes a closing date of December 28, 2006.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Collateral Characteristics of the Group IV Mortgage Loans
As of the Cut-Off Date

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$113,731,043.35
Number of Loans	1836
Average Scheduled Principal Balance	$61,945	$319.30	$497,246.31
(1) Original Combined Loan-to-Value Ratio	95.21%	9.87%	103.18%
(1) Mortgage Rate	10.366%	5.875%	17.250%
(1) Net Mortgage Rate	9.866%	5.375%	16.75%
(1) Remaining Term to Stated Maturity (months)	170	111	346
(1)] (1i)] Credit Score	707	N/A	819
(1) (1) Weighted Average reflected in Total. (1i)] Non-Zero Weighted Average Credit Score

	Range	Percent of Cut-off Date Principal Balance
Product Type	Fixed	100.00%

Lien	Second	100.00%

Property Type	Two-to-four family units	11.68%
	Condominium	11.16%
	Planned Unit Developments (attached)	21.30%
	Single-family detached	55.86%

Geographic Distribution	California	14.48%
	Florida	12.87%
	Arizona	5.53%
	Massachusetts	5.28%
	New York	5.57%

Documentation Type	Full	29.73%
	No Documentation	3.64%
	No Ratio	14.83%
	Stated Income	43.07%
	Stated Income/Asset	8.25%
	Reduced	0.48%

Loans with Prepayment Penalties		0.02%
Loans with Interest Only Period		0.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Current Principle Balances for the Group IV Mortgage Loans(1)

CURRENT BALANCE ($)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
0 - 50,000	984	30,944,283	27.21	9.942	707	31,447	95.20	47.93
50,001 - 100,000	628	43,533,307	38.28	10.299	705	69,321	96.59	32.11
100,001 - 150,000	104	12,560,325	11.04	10.908	705	120,772	95.81	16.20
150,001 - 200,000	75	13,431,309	11.81	11.104	708	179,084	94.20	11.45
200,001 - 250,000	14	3,258,742	2.87	10.575	715	232,767	94.26	6.70
250,001 - 300,000	20	5,795,854	5.10	10.607	710	289,793	93.42	4.96
300,001 - 350,000	4	1,287,577	1.13	10.723	699	321,894	87.48	0.00
350,001 - 400,000	3	1,151,731	1.01	9.366	722	383,910	82.66	0.00
400,001 - 450,000	3	1,270,668	1.12	9.246	743	423,556	85.67	33.90
450,001 - 500,000	1	497,246	0.44	9.125	740	497,246	89.29	100.00
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $61,495

Gross Coupons for the Group IV Mortgage Loans(1)

GROSS COUPON (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
5.500 - 5.999	1	39,865	0.04	5.875	731	39,865	100.00	0.00
6.000 - 6.499	2	64,236	0.06	6.230	772	32,118	83.87	100.00
6.500 - 6.999	8	232,929	0.20	6.730	738	29,116	95.25	100.00
7.000 - 7.499	97	4,329,198	3.81	7.222	745	44,631	94.09	95.43
7.500 - 8.499	298	14,382,139	12.65	7.876	734	48,262	95.71	93.66
8.500 +	1,430	94,682,676	83.25	10.902	701	66,212	95.20	16.81
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

(1)	As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans was approximately 10.366%.

Gross Margins of the Group IV Mortgage Loans(1)

GROSS MARGIN (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
FIXED	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

(1)	As of the Cut-off Date, the non-zero weighted average gross margin of the Mortgage Loans was approximately 0.00%.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Maximum Mortgage Rates of the Group IV Mortgage Loans(1)

MAX INTEREST RATE (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
FIXED	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

(1)	As of the Cut-off Date, the non-zero weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 0.00%.

Periodic Rate Caps of the Group IV Mortgage Loans(1)

PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
FIXED	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

(1)	As of the Cut-off Date, the non-zero weighted average Periodic Rate Cap of the Mortgage Loans was approximately 0.00%.

Original Terms to Maturity of the Group IV Mortgage Loans(1)

ORIGINAL TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
120	2	69,188	0.06	7.965	722	34,594	94.97	100.00
180	1,810	112,670,502	99.07	10.361	707	62,249	95.22	29.61
240	23	982,680	0.86	11.086	684	42,725	94.67	37.76
360	1	8,674	0.01	6.700	687	8,674	103.18	100.00
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

(1)	As of the Cut-off Date, the weighted average original stated term to maturity of the Mortgage Loans was approximately 180 months.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Remaining Terms to Maturity of the Group IV Mortgage Loans(1)

REMAINING TERM (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
111	1	10,533	0.01	11.250	667	10,533	94.83	100.00
112	1	58,655	0.05	7.375	732	58,655	95.00	100.00
151	1	28,199	0.02	9.625	701	28,199	95.00	100.00
154	1	16,365	0.01	12.500	673	16,365	95.00	100.00
155	2	38,838	0.03	9.062	698	19,419	93.05	38.91
156	2	102,917	0.09	11.148	678	51,458	96.43	0.00
157	1	100,704	0.09	14.375	635	100,704	95.00	0.00
158	3	181,768	0.16	8.414	668	60,589	95.73	100.00
159	2	87,292	0.08	10.697	675	43,646	100.00	0.00
160	9	365,114	0.32	8.418	731	40,568	93.54	100.00
161	4	160,546	0.14	8.679	683	40,137	94.93	81.04
162	6	211,379	0.19	8.361	743	35,230	89.24	81.28
163	5	96,841	0.09	8.632	746	19,368	93.88	100.00
164	6	216,025	0.19	9.690	704	36,004	94.45	53.04
165	69	3,656,036	3.21	9.541	717	52,986	96.04	41.34
166	85	3,886,604	3.42	9.313	704	45,725	95.06	45.47
167	207	11,365,077	9.99	9.663	707	54,904	95.77	41.57
168	95	5,083,596	4.47	10.068	692	53,512	96.96	29.63
169	287	20,843,316	18.33	10.528	700	72,625	93.52	22.62
170	338	22,290,736	19.60	11.076	698	65,949	96.17	25.40
171	284	16,593,821	14.59	10.523	716	58,429	95.56	25.31
172	266	18,448,313	16.22	10.281	716	69,355	95.19	28.84
173	123	8,152,180	7.17	10.148	720	66,278	94.18	30.59
174	10	611,351	0.54	9.393	710	61,135	98.43	48.32
175	3	107,180	0.09	9.283	716	35,727	92.93	23.25
176	1	26,305	0.02	8.125	682	26,305	99.99	100.00
223	1	31,210	0.03	9.750	723	31,210	90.00	0.00
226	3	69,934	0.06	10.149	649	23,311	99.22	100.00
227	2	100,069	0.09	8.093	669	50,034	91.23	100.00
228	1	39,768	0.03	9.500	666	39,768	89.20	0.00
229	4	274,018	0.24	12.511	664	68,505	98.91	12.03
230	4	278,063	0.24	12.187	710	69,516	92.02	16.12
231	3	57,423	0.05	8.766	709	19,141	91.88	100.00
232	4	99,705	0.09	10.296	692	24,926	94.19	33.41
233	1	32,489	0.03	10.625	673	32,489	100.00	100.00
346	1	8,674	0.01	6.700	687	8,674	103.18	100.00
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

(1)	As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 170 months.

Months to Next Rate Adjustment of the Group IV Mortgage Loans(1)

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
FIXED	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

(1)	As of the Cut-off Date, the weighted average months to the next rate adjustment of the non fixed-rate Mortgage Loans was approximately 0 months.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Rate Adjustment Frequency of the Group IV Mortgage Loans

RATE ADJ FREQ (months)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
FIXED	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

Date of Next Rate Change of the Group IV Mortgage Loans

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
FIXED	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

Lien Position of the Group IV Mortgage Loans

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
Second Lien	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Original and Combined Loan to Value of the Group IV Mortgage Loans(1)

ORIGINAL LTV/CLTV (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
LTV (First Lien)	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73
0.00 - 30.00	1	35,371	0.03	10	677	35,371	9.87	0
50.01 - 55.00	1	34,844	0.03	9.625	737	34,844	52.59	0
60.01 - 65.00	4	279,731	0.25	8.393	707	69,933	64.31	27.98
65.01 - 70.00	6	916,277	0.81	8.762	753	152,713	67.65	9.52
70.01 - 75.00	12	989,028	0.87	9.076	708	82,419	73.43	33.24
75.01 - 80.00	40	3,842,038	3.38	9.717	706	96,051	79.03	18.62
80.01 - 85.00	56	3,235,636	2.84	9.545	719	57,779	84.09	22.17
85.01 - 90.00	366	20,587,858	18.1	10.273	710	56,251	89.54	32.76
90.01 - 95.00	389	22,060,059	19.4	10.388	708	56,710	94.57	36.21
95.01 - 99.99	117	8,045,354	7.07	10.276	698	68,764	99.23	39.57
100.00 +	844	53,704,848	47.22	10.564	706	63,631	100.00	26.01
CLTV (First Lien)	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73
0.00 - 75.00	24	2,255,251	1.98	8.886	726	93,969	68.63	21.92
75.01 - 80.00	40	3,842,038	3.38	9.717	706	96,051	79.03	18.62
80.01 - 85.00	56	3,235,636	2.84	9.545	719	57,779	84.09	22.17
85.01 - 90.00	366	20,587,858	18.10	10.273	710	56,251	89.54	32.76
90.01 - 95.00	389	22,060,059	19.40	10.388	708	56,710	94.57	36.21
95.01 - 100.00	959	61,710,819	54.26	10.527	705	64,349	99.90	27.78
100.01 +	2	39,383	0.03	9.566	682	19,692	100.80	22.02

(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 95.21% and the weighted average Combined Loan-to-Value was approximately 95.21%.

Credit Scores for the Group IV Mortgage Loans(1)

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
0 - 499	3	109,343	0.10	11.187	492	36,448	100.00	0.00
500 - 549	9	420,195	0.37	11.603	532	46,688	95.26	23.44
550 - 574	6	414,336	0.36	11.411	571	69,056	97.43	20.43
575 - 599	21	1,241,944	1.09	11.387	586	59,140	98.42	27.24
600 - 619	39	2,550,270	2.24	12.163	611	65,392	95.76	19.31
620 - 639	89	4,582,622	4.03	11.992	630	51,490	96.50	28.41
640 - 659	113	6,676,743	5.87	11.544	650	59,086	94.54	30.42
660 - 679	236	14,550,852	12.79	10.918	670	61,656	93.71	30.74
680 - 699	319	20,383,625	17.92	10.297	689	63,899	95.69	23.58
700 - 719	275	16,596,834	14.59	10.216	709	60,352	96.15	23.28
720 - 739	245	15,336,240	13.48	9.835	728	62,597	96.94	31.11
740 - 759	173	11,584,582	10.19	10.024	747	66,963	96.25	33.64
760 - 779	174	11,405,724	10.03	9.795	768	65,550	91.24	33.68
780 - 799	99	5,912,868	5.20	9.353	788	59,726	94.63	49.93
800 - 819	35	1,964,865	1.73	9.479	806	56,139	94.60	44.01
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

(1)	As of the Cut-off Date, the non-zero weighted average FICO Credit Score of the Mortgage Loans was approximately 707.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Documentation Programs of the Group IV Mortgage Loans

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
Full	725	33,815,489	29.73	8.806	714	46,642	95.32	100.00
No Documentation	57	4,143,260	3.64	12.513	738	72,689	94.59	0.00
No Ratio	172	16,862,336	14.83	11.199	706	98,037	94.39	0.00
Reduced	8	545,642	0.48	11.373	679	68,205	98.94	0.00
Stated Income	733	48,986,435	43.07	10.803	702	66,830	95.22	0.00
Stated/Stated	141	9,377,881	8.25	11.206	698	66,510	96.34	0.00
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

Occupancy Types for the Group IV Mortgage Loans

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
Investor	262	11,509,355	10.12	11.509	721	43,929	91.41	31.28
Owner Occupied	1,500	96,083,717	84.48	10.194	704	64,056	95.89	30.88
Second Home	74	6,137,971	5.40	10.914	725	82,946	91.75	8.82
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

Property Types for the Group IV Mortgage Loans

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
2-4 Family	170	13,285,243	11.68	11.125	706	78,148	94.32	18.69
Condominium	223	12,690,924	11.16	10.387	712	56,910	96.64	33.00
PUD	382	24,230,009	21.30	10.189	712	63,429	96.25	35.70
Single Family	1,061	63,524,868	55.86	10.270	704	59,873	94.72	29.11
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

Loan Purpose of the Group IV Mortgage Loans

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
Cash Out Refinance	463	32,155,352	28.27	10.423	693	69,450	91.27	28.92
Purchase	1,290	77,389,128	68.05	10.372	713	59,992	97.17	29.83
Rate/Term Refinance	83	4,186,563	3.68	9.811	713	50,441	89.35	34.14
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Geographic Distribution of the Mortgaged Properties for the Group IV Mortgage Loans

STATE/TERRITORY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
Alabama	11	699,185	0.61	10.723	710	63,562	95.35	14.17
Alaska	2	152,933	0.13	7.840	791	76,466	93.67	100.00
Arizona	97	6,289,277	5.53	10.292	709	64,838	95.67	36.18
Arkansas	10	644,581	0.57	8.994	699	64,458	97.47	71.98
California	193	16,464,541	14.48	10.156	700	85,309	94.54	21.44
Colorado	79	5,404,380	4.75	10.027	727	68,410	94.76	28.74
Connecticut	19	1,118,120	0.98	9.993	714	58,848	94.65	37.07
Delaware	2	118,158	0.10	8.841	720	59,079	100.00	72.41
District of Columbia	9	752,437	0.66	10.190	707	83,604	97.70	30.76
Florida	198	14,640,269	12.87	10.888	709	73,941	94.84	15.24
Georgia	60	2,519,532	2.22	10.686	696	41,992	96.09	45.15
Hawaii	4	364,813	0.32	10.067	707	91,203	96.43	31.56
Idaho	24	957,411	0.84	10.145	724	39,892	94.40	66.41
Illinois	86	4,388,641	3.86	10.374	698	51,031	95.45	31.43
Indiana	13	556,681	0.49	10.514	675	42,822	97.35	41.53
Iowa	5	180,705	0.16	9.077	697	36,141	97.20	60.96
Kansas	6	170,108	0.15	10.458	738	28,351	92.92	23.00
Kentucky	13	547,172	0.48	9.203	703	42,090	93.15	38.99
Louisiana	31	1,099,946	0.97	10.743	715	35,482	96.44	40.29
Maine	10	476,612	0.42	9.246	700	47,661	98.02	44.08
Maryland	79	5,039,989	4.43	9.928	714	63,797	97.46	47.40
Massachusetts	77	6,006,963	5.28	10.876	692	78,013	95.16	20.45
Michigan	44	1,925,491	1.69	10.843	708	43,761	95.78	28.14
Minnesota	16	1,074,567	0.94	10.266	671	67,160	91.24	26.99
Mississippi	6	149,065	0.13	9.750	726	24,844	96.16	77.04
Missouri	23	869,171	0.76	10.236	716	37,790	96.02	51.99
Montana	4	290,341	0.26	10.946	724	72,585	92.72	7.18
Nebraska	3	91,636	0.08	10.583	688	30,545	100.00	100.00
Nevada	44	2,962,069	2.60	10.002	708	67,320	92.32	28.16
New Hampshire	22	1,080,531	0.95	9.552	726	49,115	95.79	44.31
New Jersey	36	2,320,779	2.04	9.904	723	64,466	94.47	34.33
New Mexico	7	282,370	0.25	11.688	712	40,339	95.00	0.00
New York	69	6,332,847	5.57	11.161	709	91,780	96.34	17.24
North Carolina	79	3,619,072	3.18	10.215	704	45,811	94.22	36.85
Ohio	59	2,075,556	1.82	10.039	712	35,179	96.65	46.43
Oklahoma	10	424,898	0.37	11.885	676	42,490	92.62	7.31
Oregon	37	1,944,288	1.71	10.409	698	52,548	97.61	33.77
Pennsylvania	34	1,220,555	1.07	9.386	687	35,899	94.34	66.27
Rhode Island	11	1,095,624	0.96	9.808	711	99,602	93.50	65.55
South Carolina	50	2,112,645	1.86	10.457	704	42,253	97.02	37.01
South Dakota	3	264,916	0.23	9.320	693	88,305	88.09	27.50
Tennessee	29	994,599	0.87	9.402	709	34,297	96.30	65.54
Texas	58	2,505,387	2.20	10.393	717	43,196	95.83	23.45
Utah	28	2,741,871	2.41	11.009	702	97,924	96.48	10.10
Vermont	2	92,649	0.08	10.542	767	46,325	95.00	0.00
Virginia	76	5,601,538	4.93	9.920	717	73,704	93.92	33.21
Washington	48	2,542,796	2.24	10.219	707	52,975	95.19	43.21
West Virginia	3	132,021	0.12	12.265	669	44,007	95.24	14.34
Wisconsin	4	293,909	0.26	11.709	760	73,477	98.72	14.96
Wyoming	3	97,400	0.09	9.599	688	32,467	94.99	29.75
TOTAL	1,836	113,731,043	100.00	10.366	707	61,945	95.21	29.73

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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American Home Mortgage Investment Trust 2006-3, Second Liens

Debt to Income Ratios of the Group IV Mortgage Loans

DEBT TO INCOME (%)	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE ($)	PERCENT OF OVERALL CURRENT BALANCE (%)	WEIGHTED AVERAGE CURRENT GROSS COUPON (%)	NON-ZERO WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE ($)	WEIGHTED AVERAGE LOAN TO VALUE (%)	PERCENT FULL DOC (%)
0.00 - 10.00	272	24,096,955	21.19	11.3	713	88,592	94.58	2.41
10.01 - 15.00	18	989,500	0.87	9.828	720	54,972	95.92	25.06
15.01 - 20.00	44	2,683,605	2.36	9.805	721	60,991	90.66	25.5
20.01 - 25.00	98	4,724,052	4.15	9.963	712	48,205	94.26	31.19
25.01 - 30.00	158	7,618,644	6.7	9.999	717	48,219	94.23	36.72
30.01 - 35.00	306	17,742,230	15.6	10.093	708	57,981	95.59	30.88
35.01 - 40.00	419	25,220,450	22.18	10.04	709	60,192	95.18	37.91
40.01 - 45.00	390	23,383,189	20.56	10.23	697	59,957	96.24	41.34
45.01 - 50.00	115	6,341,242	5.58	10.494	689	55,141	96.50	44.59
50.01 - 55.00	8	542,850	0.48	11.086	676	67,856	98.23	26.06
55.01 - 60.00	6	234,275	0.21	8.54	695	39,046	96.86	86.56
70.01 - 80.00	2	154,052	0.14	8.372	681	77,026	89.57	100
TOTAL	1,836	113,731,043	100	10.366	707	61,945	95.21	29.73

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Contact Information

Bear Stearns

Asset-Backed Finance
Matthew Perkins Senior Managing Director	(212) 272-7977 mperkins@bear.com
Nicholas Smith Vice President	(212) 272-1241 nesmith@bear.com
Josephine Musso Managing Director	(212) 272-6033 jmusso@bear.com

Structure & Collateral
Thomas Durkin Associate Director	(212) 272-5451 thdurkin@bear.com
Lisa Marks Managing Director	(212) 272-6420 lmarks@bear.com
Michael Neary Associate	(212) 272-9874 mneary@bear.com

Trading & Syndicate
Scott Eichel Senior Managing Director	(212) 272-5451 seichel@bear.com
Keith Lind Managing Director	(212) 272-5451 klind@bear.com
Carol Fuller Senior Managing Director	(212) 272-4955 cfuller@bear.com
Angela Ward Managing Director	(212) 272-4955 adward@bear.com

Rating Agencies

Standard & Poor’s
John Sang	(212) 438-6058 john_sang@standardandpoors.com

Moody’s
Timothy Gildner	(212) 553-2919 Timothy.gildner@moodys.com

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